                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21038

                          MLIG Variable Insurance Trust
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 1300 Merrill Lynch Drive, Pennington, NJ 08534
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Edward W. Diffin, Jr.
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534
                              --------------------
                     (Name and Address of Agent for Service)


Registrant's telephone number, including area code: 609-274-5395

Date of fiscal year end: December 31

Date of reporting period: June 30

Item 1. Reports To Stockholders.

The following are copies of the reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "1940 Act")
(17 CFR 270.30e-1).

--------------------------------------------------------------------------------
MLIG Variable Insurance Trust


Roszel/Lord Abbett Large Cap Value Portfolio

Roszel/Levin Large Cap Value Portfolio

Roszel/MLIM Relative Value Portfolio

Roszel/Sound Large Cap Core Portfolio

Roszel/INVESCO-NAM Large Cap Core Portfolio

Roszel/Nicholas-Applegate Large Cap Growth Portfolio

Roszel/Rittenhouse Large Cap Growth Portfolio

Roszel/Seneca Large Cap Growth Portfolio

Roszel/Valenzuela Mid Cap Value Portfolio

Roszel/Seneca Mid Cap Growth Portfolio

Roszel/NWQ Small Cap Value Portfolio

Roszel/Delaware Small-Mid Cap Growth Portfolio

Roszel/Lazard International Portfolio

Roszel/Credit Suisse International Portfolio

Roszel/Lord Abbett Government Securities Portfolio

Roszel/MLIM Fixed-Income Portfolio



                                                              Semi-Annual Report
                                                                   June 30, 2003

--------------------------------------------------------------------------------
To Our Shareholders:

We are pleased to be reporting to you on the performance of the Portfolios of the MLIG Variable Insurance Trust (the "Trust") for the six months ended June 30, 2003. The recent significant recovery in the financial markets -- particularly in the U.S. stock market -- has made this six-month experience much more satisfying than the last.

After losses in January and February, the S&P 500 posted a four-month gain of 16.5%. Lower quality and more cyclical stocks, which had been most severely depressed in 2002, snapped back sharply. For the year to June 30, the S&P 500 has risen 11.8%. Smaller-capitalization stocks have done even better, with the Russell 2000 up 17.9% for the year to date.

None of those numbers really captures the broad-based nature of the advance in U.S. equity markets in the first half of 2003. The average stock in the Russell 3000, an index encompassing the 3000 largest publicly traded companies in the U.S., was ahead 30.0% during the four-month market advance and 22.2% year-to-date.

Other classes of financial assets also performed favorably. International stocks, characterized by the MSCI EAFE Index, gained 9.9% for the year to date, paralleling the U.S. advance. Aided by continued easing of short-term rates by the Federal Reserve and the abatement of corporate credit concerns, bonds also performed well. The Merrill Lynch Domestic Master Bond Index, which represents the U.S. fixed income market, returned a healthy 4.0% for the last six months.

All of this has happened in the absence of the dramatic pick-up in economic activity for which many investors had hoped. Historically, the financial markets have been anticipatory, underscoring the need for investors to stick with a strategic portfolio allocation -- properly diversified and tailored to their financial circumstances.

The replacement of the investment manager for one of the Trust's Portfolios demonstrated the value added by Roszel Advisors, LLC investment oversight. On March 3, 2003, Neuberger Berman was replaced as investment manager of the Roszel/Neuberger Berman Small Cap Growth Portfolio because of the complete turnover of the investment team that managed the portfolio. They were replaced with Delaware Management Company and the Portfolio's name was changed to Roszel/Delaware Small-Mid Cap Growth Portfolio. We are pleased to have Delaware Management Company as an investment manager.

It has been one year since the Trust commenced operations. The Trust may only be one year old, but we wish to remind everyone that none of the investment strategies and processes are new. The investment managers were selected to implement well-tested approaches that they utilize for other institutional or mutual fund portfolios. For particulars on the thinking and positioning that drove the performance of individual portfolios, consult the commentaries, which follow this letter.

We thank you for the trust you have expressed by allowing us to manage your assets, and will continue to work to help achieve your investment objectives.

Roszel Advisors, LLC                     MLIG Variable Insurance Trust


/s/ John R. Manetta                      /s/ Michael P. Cogswell
--------------------------------------   -------------------------------------
John R. Manetta                          Michael P. Cogswell
President and Chief Investment Officer   President

----------
The views expressed in the Portfolio Manager's Commentary for each portfolio of the Trust are those of the portfolio's investment manager and are not necessarily the opinions of Roszel Advisors, LLC or the investment manager of any other portfolio of the Trust. The views and portfolio holdings are as of June 30, 2003 and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a portfolio may include forward-looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations on the portfolio and its holdings. Such statements are subject to uncertainty and the impact on a portfolio may be materially different from what is described herein. The investment manager of a portfolio has no obligation to update or revise these statements.

Investment in a portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular portfolio, please refer to the prospectus for the Trust.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------



PORTFOLIO MANAGER'S COMMENTARY, PERFORMANCE INFORMATION, PORTFOLIO SUMMARY AND
 SCHEDULE OF INVESTMENTS:
 Notes to Performance Information ............................................     3
 Roszel/Lord Abbett Large Cap Value Portfolio ................................     4
 Roszel/Levin Large Cap Value Portfolio ......................................     8
 Roszel/MLIM Relative Value Portfolio ........................................    12
 Roszel/Sound Large Cap Core Portfolio .......................................    16
 Roszel/INVESCO-NAM Large Cap Core Portfolio .................................    20
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio ........................    24
 Roszel/Rittenhouse Large Cap Growth Portfolio ...............................    27
 Roszel/Seneca Large Cap Growth Portfolio ....................................    30
 Roszel/Valenzuela Mid Cap Value Portfolio ...................................    33
 Roszel/Seneca Mid Cap Growth Portfolio ......................................    37
 Roszel/NWQ Small Cap Value Portfolio ........................................    40
 Roszel/Delaware Small-Mid Cap Growth Portfolio ..............................    43
 Roszel/Lazard International Portfolio .......................................    47
 Roszel/Credit Suisse International Portfolio ................................    50
 Roszel/Lord Abbett Government Securities Portfolio ..........................    53
 Roszel/MLIM Fixed-Income Portfolio ..........................................    56
STATEMENTS OF ASSETS AND LIABILITIES .........................................    59
STATEMENTS OF OPERATIONS .....................................................    63
STATEMENTS OF CHANGES IN NET ASSETS ..........................................    67
STATEMENT OF CASH FLOWS ......................................................    75
FINANCIAL HIGHLIGHTS .........................................................    76
NOTES TO FINANCIAL STATEMENTS ................................................    81

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance of each of the MLIG Variable Insurance Trust portfolios as shown on the following pages, compares each portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and are not available for direct investment. Total return is based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each portfolio at net asset value on the ex-dividend date. Total return includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements, if any (see notes to financial statements). Total returns would have been lower without expense reductions. Total return does not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.



DESCRIPTION OF SECURITIES INDEXES


S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.


RUSSELL 1000 INDEX tracks the performance of 1,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks.


RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 1000 GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.



RUSSELL MIDCAP VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.



MSCI EAFE INDEX is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australasia and the Far East.


MERRILL LYNCH U.S. GOVERNMENT MASTER BOND INDEX consists of issues, which include domestic debt of the U.S. government or any government agency.


MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     War and general geopolitical concerns had an extremely negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate in the U.S. rose in the last six months, reaching 6.4% by June. Consumers responded to heightened war threats and treacherous weather conditions on the East Coast by reducing spending. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances. With improving consumer confidence and corporate profit outlooks, we continue to expect adequate consumer and capital spending.

     On June 25th, the Federal Reserve Board (the Fed) cut interest rates 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain growth. We believe that the full impact of the low interest rate environment has yet to be felt and expect the economy to benefit in the second half of 2003.

     Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar translates into more competitive pricing for U.S. goods overseas. Additionally, imports became more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S. -- providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions, benefiting after-tax consumer purchasing power.


PORTFOLIO REVIEW

     Equity markets have strengthened recently under renewed investor focus on positive economic and corporate earnings prospects. The Roszel/Lord Abbett Large Cap Value Portfolio performed well on an absolute basis for the semi-annual period, though underperforming its value benchmark, the Russell 1000 Value Index.

     Stock selection, combined with a relative overweight in the information technology sector, aided performance relative to the Russell 1000 Value Index. In particular, stocks within the chip and equipment industry were strong performers for the period. Additionally, select technology holdings benefited from new product development. Select consumer discretionary stocks also contributed positively to performance for the semi-annual period. Retail holdings, in particular, were among the strongest performers in the sector. In addition, the Portfolio benefited from an underweight in the telecommunication services sector compared to the Russell 1000 Value Index. Telecommunications was among the weaker performing sectors for the period.

     Several of the Portfolio's financial holdings hurt relative performance early in the period. In particular, a financial services company reported a sharp decline in fourth quarter profits and, subsequently, announced plans to cut more jobs due to an unexpected rise in costs. Additionally, a significant underweight in the financials sector, relative to the Russell 1000 Value Index, further detracted from performance. Shares of a pharmaceutical company within the healthcare sector have also declined as a result of a reported patent expiration on a leading drug. Within the industrials sector, select holdings were hurt by higher oil prices early in the period. However, oil prices have since come down and many of the holdings within this sector, particularly in the transportation industry, have benefited from lower energy prices.


OUTLOOK

     We see continued opportunity for capturing value in more mature, economically-driven companies, where we can determine that operating leverage has increased as a result of cost-cutting or implementation of other operating efficiencies. We will, therefore, continue to maintain a cyclical bias in the Portfolio -- focusing on consumer cyclicals, basic materials and select information technology companies.

     The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                               SINCE
                                                          SIX MONTHS++     INCEPTION+/++
                                                         --------------   --------------
Roszel/Lord Abbett Large Cap Value Portfolio .........         9.54%            9.11%
Russell 1000 Value Index .............................        11.57%           (1.02)%
S&P 500 Index ........................................        11.76%            0.25%

----------
*  See Notes to Performance Information.

+  July 1, 2002.

++ Not annualized.






PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                         PERCENTAGE
TOP TEN HOLDINGS**                      OF NET ASSETS
-------------------------------------- --------------
Exxon Mobil Corp. ....................      4.6%
Target Corp. .........................      3.7
Citigroup, Inc. ......................      3.1
Apple Computer, Inc. .................      3.0
Wachovia Corp. .......................      2.8
Mellon Financial Corp. ...............      2.8
Walt Disney Co. ......................      2.7
Deere & Co. ..........................      2.7
Verizon Communications, Inc. .........      2.5
Baker Hughes, Inc. ...................      2.3
--------------------------------------     ----
   Total                                   30.2%




                                       PERCENTAGE
TOP TEN INDUSTRIES**                  OF NET ASSETS
------------------------------------ --------------
Banks ..............................      11.1%
Media ..............................      9.3
Machinery ..........................      6.8
Chemicals ..........................      5.4
Pharmaceuticals ....................      5.2
Integrated Oil & Gas ...............      4.7
Diversified Financials .............      4.1
Diversified Telecommunication
 Services ..........................      3.8
General Merchandise Stores .........      3.7
Oil & Gas Equipment & Services .....      3.4
------------------------------------     ----
   Total                                 57.5%

----------

**   Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                              SHARES             VALUE
                                        ----------------   ---------------
COMMON STOCKS--96.4%
AEROSPACE & DEFENSE--0.5%
Lockheed Martin Corp. ...............             997         $    47,427
                                                              -----------
AIRLINES--0.6%
AMR Corp. (a) .......................           4,795              52,745
                                                              -----------
APPAREL RETAIL--3.1%
Gap, Inc. ...........................           7,647             143,458
Limited Brands, Inc. ................           8,410             130,355
                                                              -----------
                                                                  273,813
                                                              -----------
APPLICATION SOFTWARE--1.1%
PeopleSoft, Inc. (a) ................           5,543              97,501
                                                              -----------
BANKS--11.1%
Bank of New York Co., Inc. ..........           3,491             100,366
Bank One Corp. ......................           2,617              97,300
FleetBoston Financial Corp. .........           3,975             118,097
Mellon Financial Corp. ..............           8,853             245,671
Wachovia Corp. ......................           6,149             245,714
Wells Fargo & Co. ...................           3,380             170,352
                                                              -----------
                                                                  977,500
                                                              -----------
BEVERAGES--1.0%
PepsiCo, Inc. .......................           1,980              88,110
                                                              -----------
CHEMICALS--5.4%
Du Pont (E.I.) de Nemours &
 Co. ................................           3,366             140,160
Potash Corp. of Saskatchewan,
 Inc. ...............................           1,758             112,512
Praxair, Inc. .......................           2,377             142,858
Rohm & Haas Co. .....................           2,627              81,516
                                                              -----------
                                                                  477,046
                                                              -----------
COMMERCIAL SERVICES &
 SUPPLIES--1.0%
Waste Management, Inc. ..............           3,460              83,351
                                                              -----------
COMPUTER HARDWARE--3.0%
Apple Computer, Inc. (a) ............          13,876             265,309
                                                              -----------
COMPUTER STORAGE &
 PERIPHERALS--1.9%
EMC Corp. (a) .......................          15,675             164,117
                                                              -----------
DIVERSIFIED FINANCIALS--4.1%
Citigroup, Inc. .....................           6,410             274,348
MBNA Corp. ..........................           4,351              90,675
                                                              -----------
                                                                  365,023
                                                              -----------
DIVERSIFIED TELECOMMUNICATION
 SERVICES--3.8%
SBC Communications, Inc. ............           4,172             106,595
Verizon Communications,
 Inc. ...............................           5,660             223,287
                                                              -----------
                                                                  329,882
                                                              -----------
ELECTRIC UTILITIES--0.0%
Progress Energy, Inc. ...............              24               1,054
                                                              -----------
FOOD PRODUCTS--2.3%
Archer-Daniels-Midland Co. ..........           4,160              53,539
General Mills, Inc. .................           1,887              89,463
Monsanto Co. ........................           2,742              59,337
                                                              -----------
                                                                  202,339
                                                              -----------


                                              SHARES             VALUE
                                        ----------------   ---------------
GENERAL MERCHANDISE
 STORES--3.7%
Target Corp. ........................           8,713         $   329,700
                                                              -----------
HOTELS--1.1%
Carnival Corp. ......................           2,950              95,904
                                                              -----------
INDUSTRIAL
 CONGLOMERATES--2.9%
3M Co. ..............................             634              81,774
Tyco International, Ltd. ............           9,290             176,324
                                                              -----------
                                                                  258,098
                                                              -----------
INSURANCE--2.2%
American International Group,
 Inc. ...............................           3,543             195,503
                                                              -----------
INTEGRATED OIL & GAS--4.7%
Exxon Mobil Corp. ...................          11,407             409,625
                                                              -----------
MACHINERY--6.8%
Deere & Co. .........................           5,203             237,777
Eaton Corp. .........................           1,245              97,869
Illinois Tool Works, Inc. ...........           2,656             174,898
Parker Hannifin Corp. ...............           2,175              91,328
                                                              -----------
                                                                  601,872
                                                              -----------
MEDIA--9.3%
Clear Channel Communications,
 Inc. (a) ...........................           3,519             149,171
Comcast Corp. (a) ...................           4,699             135,472
Tribune Co. .........................           3,471             167,649
Viacom, Inc. (Class B) (a) ..........           2,978             130,020
Walt Disney Co. .....................          12,207             241,088
                                                              -----------
                                                                  823,400
                                                              -----------
METALS & MINING--3.3%
Alcoa, Inc. .........................           7,933             202,292
Newmont Mining Corp. ................           2,683              87,090
                                                              -----------
                                                                  289,382
                                                              -----------
OFFICE ELECTRONICS--2.3%
Xerox Corp. (a) .....................          18,891             200,056
                                                              -----------
OIL & GAS EQUIPMENT &
 SERVICES--3.4%
Baker Hughes, Inc. ..................           6,070             203,770
Schlumberger, Ltd. ..................           2,013              95,758
                                                              -----------
                                                                  299,528
                                                              -----------
PAPER & FOREST
 PRODUCTS--2.9%
Bowater, Inc. .......................           1,545              57,860
International Paper Co. .............           5,427             193,907
                                                              -----------
                                                                  251,767
                                                              -----------
PERSONAL PRODUCTS--1.1%
Gillette Co. (The) ..................           2,964              94,433
                                                              -----------
PHARMACEUTICALS--5.2%
Bristol-Myers Squibb Co. ............           3,198              86,826
Merck & Co., Inc. ...................           1,752             106,083
Schering-Plough Corp. ...............           8,943             166,340
Wyeth ...............................           2,250             102,487
                                                              -----------
                                                                  461,736
                                                              -----------
RAILROADS--2.3%
CSX Corp. ...........................           3,877             116,659
Union Pacific Corp. .................           1,532              88,887
                                                              -----------
                                                                  205,546
                                                              -----------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                                  SHARES         VALUE
                                 --------   --------------
COMMON STOCKS--(CONTINUED)
SEMICONDUCTOR
 EQUIPMENT--1.3%
Teradyne, Inc. (a) ...........    6,384     $   110,507
                                            -----------
SPECIALTY STORES--1.0%
Staples, Inc. (a) ............    4,671          85,713
                                            -----------
TELECOMMUNICATIONS
 EQUIPMENT--1.5%
Motorola, Inc. ...............   13,880         130,888
                                            -----------
TEXTILES & APPAREL--2.5%
Nike, Inc. (Class B) .........    2,719         145,439
VF Corp. .....................    2,279          77,418
                                            -----------
                                                222,857
                                            -----------
TOTAL COMMON STOCKS
(Cost--$7,798,867)............                8,491,732
                                            -----------



                                   PRINCIPAL
                                    AMOUNT          VALUE
                                  ----------   --------------
SHORT-TERM SECURITIES--5.9%
REPURCHASE AGREEMENT (b)--5.9%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $523,908
  (Cost--$523,895)..............   $523,895     $   523,895
                                                -------------
TOTAL INVESTMENTS--102.3%
(Cost--$8,322,762)..............                  9,015,627
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(2.3)% ...............                   (203,296)
                                                -------------
NET ASSETS--100.0% .............                $ 8,812,331
                                                =============

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------

MARKET REVIEW
     After a strong start in January, the equity market weakened on war worries in early February, and remained volatile through March. At the end of the first quarter, most fundamentals for both the domestic and global economy were essentially unchanged. Continued weakness in capital spending and increasing nervousness on the part of the consumer acted to offset the strength in housing and other interest-sensitive sectors.

     On the positive side, we believe that many companies used this difficult period to rationalize their cost structures and strengthen their balance sheets. If we are correct, then as the recovery develops, incremental margins and earnings gains could be higher than expected.

     The market developed some positive momentum in the second quarter, aided by a number of factors. These include significant monetary and fiscal stimuli, passage of the dividend tax cut, low yields on money market funds and bonds that made equity yields competitive, and increasing investor confidence related to perceived improvements in corporate governance and reporting. The strength of equities, which was broad-based, was based on the anticipation of growth and the improvement of fundamentals rather than on tangible advances during the quarter. In fact, there were few signs of growth, and employment remained weak.

     At quarter end, the Fed reduced interest rates to their lowest level in 45 years. These historically low rates have extended the consumer mortgage refinancing boom, and enabled companies to continue strengthening their balance sheets. Under normal circumstances, one would also expect an increase in capital investment as corporations take advantage of the increased liquidity. However, the stimulus of lower rates has been offset by continuing fears of deflation and weak demand for goods and services. While optimism about a recovery grew during the quarter, the recovery itself has yet to materialize.

PORTFOLIO REVIEW

     Stocks across the board were weak in the first quarter and strong in the second. Value investors have benefited from the opportunity this strength has created for portfolio quality upgrading. We have seen a steady compression in valuations, and a pronounced erosion in the valuation differentials between high and low quality companies. It is not our view that the markets in general are inexpensive; rather, on a relative basis, we believe that many high quality companies are selling at discounts to their historical valuations and to what we believe are their future prospects. Our focus on doing in-depth research, buying quality, and reducing volatility has benefited from this environment.

     Among our top performers were Williams, Aon, Home Depot, General Electric, and McDonald's. Williams settled its lawsuit with the State of California and made progress toward the sale of its EMT business, easing liquidity concerns. AON reported record earnings for the fourth quarter of 2002 and showed positive results in its property and casualty lines. Home Depot has experienced several encouraging fundamental developments, including notably improved sales and better strategic decision-making. General Electric experienced a good first quarter by meeting or exceeding expectations across many of their businesses. As a result, they grew impressively in a difficult operating environment. They have continued to display solid improvement in the second quarter and have benefited from the optimism about the improved economy. New management at McDonald's implemented a strategy of simplifying the menu with healthier fare and increased spending on existing stores.

     Among our negative performers were UNUMProvident, Unocal, Altria, Tyco, and Accenture. UNUMProvident was under pressure as a result of a lowered credit rating and the restatement of its earnings for the past three years. Unocal suffered due to natural gas price volatility, and because questions continue to be raised about their patent on reformulated gasoline. We sold Altria at a loss during the quarter, to control risk when the company's financial stability appeared uncertain due to recent tobacco litigation. Tyco's accounting issues were a significant problem for the stock price in the first quarter, though performance improved after Tyco was removed from credit watch in May, and management made efforts to increase investor confidence by continuing to clean up the firm's financial statements. Accenture's stock price fell primarily during the first quarter, after company layoffs signaled weakness in its core business.

OUTLOOK

     Our outlook has remained essentially unchanged thus far in 2003. We believe that both the bull market of the 1990s and the bear market of the early 2000s are essentially over. Markets in general, and individual equities in particular, are likely to remain volatile and will trade within a range, reflecting continued uncertainties about the domestic and international economies and the world political situation. In such an environment, active management of equity portfolios should be the best opportunity for achieving superior results on both an absolute and relative basis.

     The preceding commentary was prepared by the Portfolio's investment manager, John A. Levin & Co., Inc.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                     SINCE
                                                 SIX MONTHS++    INCEPTION+/++
                                                --------------   -------------
Roszel/Levin Large Cap Value Portfolio .........   11.94%           (4.74)%
Russell 1000 Index .............................   12.34%            0.96%
S&P 500 Index ..................................   11.76%            0.25%

----------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.






PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                       PERCENTAGE
TOP TEN HOLDINGS**                    OF NET ASSETS
------------------------------------ --------------
Pfizer, Inc. .......................     3.6%
Bank of America Corp. ..............     2.9
Bank of New York Co., Inc. .........     2.9
Citigroup, Inc. ....................     2.8
Exxon Mobil Corp. ..................     2.4
BellSouth Corp. ....................     2.1
General Electric Co. ...............     2.1
John Hancock Financial Services,
 Inc. ..............................     2.0
Microsoft Corp. ....................     2.0
Home Depot, Inc. ...................     2.0
------------------------------------    ----
   Total                                24.8%




                                     PERCENTAGE
TOP TEN INDUSTRIES**                OF NET ASSETS
---------------------------------- --------------
Banks ............................     10.8%
Insurance ........................      6.9
Aerospace & Defense ..............      5.7
Pharmaceuticals ..................      5.5
Food Products ....................      5.3
Media ............................      5.1
Industrial Conglomerates .........      5.0
Diversified Telecommunication
 Services ........................      4.6
Diversified Financials ...........      4.3
Systems Software .................      3.4
----------------------------------     ----
   Total                               56.6%

----------
*    Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------




                                               SHARES             VALUE
                                        ------------------   --------------
COMMON STOCKS--94.7%
AEROSPACE & DEFENSE--5.7%
Honeywell International, Inc. .......             959          $   25,749
Lockheed Martin Corp. ...............           1,200              57,084
Northrop Grumman Corp. ..............             550              47,460
Raytheon Co. (a) ....................           1,407              46,206
                                                               ----------
                                                                  176,499
                                                               ----------
APPAREL RETAIL--0.3%
Limited Brands, Inc. ................             700              10,850
                                                               ----------
BANKS--10.8%
Bank of America Corp. ...............           1,130              89,304
Bank of New York Co., Inc. ..........           3,086              88,722
FleetBoston Financial Corp. .........           1,606              47,714
PNC Financial Services Group,
  Inc. ..............................             975              47,590
U.S. Bancorp ........................           2,494              61,103
                                                               ----------
                                                                  334,433
                                                               ----------
BEVERAGES--2.0%
Anheuser-Busch Cos., Inc. ...........             744              37,981
PepsiCo, Inc. .......................             525              23,363
                                                               ----------
                                                                   61,344
                                                               ----------
CHEMICALS--2.9%
Dow Chemical Co. ....................             980              30,341
Du Pont (E.I.) de Nemours &
  Co. ...............................           1,468              61,127
                                                               ----------
                                                                   91,468
                                                               ----------
COMMERCIAL SERVICES &
  SUPPLIES--1.0%
First Data Corp. ....................             755              31,287
                                                               ----------
COMPUTER HARDWARE--2.2%
Hewlett-Packard Co. .................           1,514              32,248
International Business Machines
  Corp. .............................             449              37,043
                                                               ----------
                                                                   69,291
                                                               ----------
DIVERSIFIED FINANCIALS--4.3%
CIT Group, Inc. .....................           1,896              46,736
Citigroup, Inc. .....................           2,041              87,355
                                                               ----------
                                                                  134,091
                                                               ----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES--4.6%
BellSouth Corp. .....................           2,455              65,377
SBC Communications, Inc. ............             600              15,330
Verizon Communications,
  Inc. ..............................           1,542              60,832
                                                               ----------
                                                                  141,539
                                                               ----------
ELECTRIC UTILITIES--1.9%
Constellation Energy Group, Inc......           1,150              39,445
FPL Group, Inc. .....................             310              20,723
                                                               ----------
                                                                   60,168
                                                               ----------
ELECTRICAL EQUIPMENT--0.5%
Cooper Industries Ltd. (Class A).....             400              16,520
                                                               ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--2.9%
Koninklijke Philips Electronics NV
  (N.Y. Shares) .....................           2,722              52,018
Thermo Electron Corp. (a) ...........           1,813              38,109
                                                               ----------
                                                                   90,127
                                                               ----------


                                               SHARES             VALUE
                                        ------------------   --------------
FOOD PRODUCTS--5.3%
Archer-Daniels-Midland Co. ..........           2,752          $   35,418
H.J. Heinz Co. ......................           1,272              41,950
Kraft Foods, Inc. (Class A) .........             455              14,810
Monsanto Co. ........................             740              16,014
Sara Lee Corp. ......................           2,986              56,167
                                                               ----------
                                                                  164,359
                                                               ----------
HEALTH CARE EQUIPMENT &
  SERVICES--1.9%
Cigna Corp. .........................             901              42,293
HCA, Inc. ...........................             500              16,020
                                                               ----------
                                                                   58,313
                                                               ----------
HOME IMPROVEMENT
  RETAIL-- 2.0%
Home Depot, Inc. ....................           1,850              61,272
                                                               ----------
HOUSEHOLD PRODUCTS--2.8%
Kimberly-Clark Corp. ................             701              36,550
Procter & Gamble Co. ................             550              49,049
                                                               ----------
                                                                   85,599
                                                               ----------
INDUSTRIAL
  CONGLOMERATES-- 5.0%
General Electric Co. ................           2,279              65,362
Textron, Inc. .......................             914              35,664
Tyco International, Ltd. ............           2,842              53,941
                                                               ----------
                                                                  154,967
                                                               ----------
INSURANCE--6.9%
American International Group,
  Inc. ..............................             480              26,486
Aon Corp. ...........................           2,372              57,118
John Hancock Financial
  Services, Inc. ....................           2,065              63,458
UnumProvident Corp. .................           2,422              32,479
XL Capital Ltd. (Class A) ...........             421              34,943
                                                               ----------
                                                                  214,484
                                                               ----------
INTEGRATED OIL & GAS--3.1%
ChevronTexaco Corp. .................             300              21,660
Exxon Mobil Corp. ...................           2,088              74,980
                                                               ----------
                                                                   96,640
                                                               ----------
IT CONSULTING &
  SERVICES--2.7%
Accenture, Ltd. (Class A) ...........           3,087              55,844
Sungard Data Systems, Inc. (a).......           1,100              28,501
                                                               ----------
                                                                   84,345
                                                               ----------
MACHINERY--1.8%
Deere & Co. .........................             689              31,487
Ingersoll-Rand Co. (Class A) ........             510              24,133
                                                               ----------
                                                                   55,620
                                                               ----------
MEDIA--5.1%
Comcast Corp. (a) ...................             620              17,875
Liberty Media Corp.
  (Class A) (a) .....................           3,360              38,842
News Corp., Ltd., ADR ...............             900              22,545
Tribune Co. .........................           1,155              55,786
Walt Disney Co. .....................           1,172              23,147
                                                               ----------
                                                                  158,195
                                                               ----------

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------




                                              SHARES             VALUE
                                       ------------------   --------------
COMMON STOCKS--(CONTINUED)
METALS & MINING--1.5%
Alcan, Inc. ........................           1,508          $   47,185
                                                              ----------
MULTI-UTILITIES--0.8%
Williams Cos., Inc. ................           3,279              25,904
                                                              ----------
OIL & GAS EQUIPMENT &
  SERVICES--0.6%
El Paso Corp. ......................           2,360              19,069
                                                              ----------
OIL & GAS EXPLORATION &
  PRODUCTION--2.2%
Burlington Resources, Inc. .........             463              25,034
Unocal Corp. .......................           1,503              43,121
                                                              ----------
                                                                  68,155
                                                              ----------
PHARMACEUTICALS--5.5%
Bristol-Myers Squibb Co. ...........           1,712              46,481
Eli Lilly & Co. ....................             200              13,794
Pfizer, Inc. .......................           3,250             110,987
                                                              ----------
                                                                 171,262
                                                              ----------
RAILROADS--1.7%
CSX Corp. ..........................           1,730              52,056
                                                              ----------
RESTAURANTS--1.6%
McDonald's Corp. ...................           2,238              49,370
                                                              ----------
SEMICONDUCTORS--0.4%
Texas Instruments, Inc. ............             713              12,549
                                                              ----------
SYSTEMS SOFTWARE--3.4%
Microsoft Corp. ....................           2,400              61,464
Oracle Corp. (a) ...................           3,605              43,332
                                                              ----------
                                                                 104,796
                                                              ----------


                                              SHARES             VALUE
                                       ------------------   --------------
TELECOMMUNICATIONS
  EQUIPMENT--1.3%
General Motors Corp.,
  Class H (a) ......................           1,800          $   23,059
Motorola, Inc. .....................           1,830              17,257
                                                              ----------
                                                                  40,316
                                                              ----------
TOTAL COMMON STOCKS
(Cost--$2,638,749)..................                           2,942,073
                                                              ----------


                                             PRINCIPAL
                                              AMOUNT
                                            ----------
SHORT-TERM SECURITIES--6.3%
REPURCHASE AGREEMENT (b)--6.3%
Nomura Securities International,
  Inc., 0.89% dated 06/30/03,
  due 07/01/03, total to be
  received $195,507
  (Cost--$195,502) .................        $195,502             195,502
                                                             -----------
TOTAL INVESTMENTS--101.0%
(Cost--$2,834,251) .................                           3,137,575
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(1.0)% ...................                             (32,554)
                                                             -----------
NET ASSETS--100.0% .................                         $ 3,105,021
                                                             ===========

---------------------
(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio.The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------

MARKET REVIEW

     In viewing the U.S. economy, first quarter GDP growth was revised downward to 1.4% in late June, after being revised upward to 1.9% from 1.6% by the Commerce Department one month earlier. Capital spending dropped at an annualized pace of 4.8% during the first quarter. Economic statistics for May proved somewhat better than for the January-April period. Retail sales and industrial production advanced 0.1%, with the leading indicators up 1.0%. Housing starts remained strong, up 6.1% for the month. Capacity utilization, which is at 74.3%, a two-decade low, should start to rise as production picks up in response to stronger sales. Productivity remained high throughout the slowdown and grew at a 2.4% rate for the latest twelve months. Unit labor costs stayed under control and rose only 0.8% over the same period. Purchasing manager surveys for manufacturing and services suggested that order rates and production improved throughout May. Employment statistics did not yet reflect the improving economic situation as of June, with the unemployment level rising to 6.4%. In late June, the Federal Reserve Board lowered the target Federal Funds rate by 0.25% to a 45-year low of 1%, in a continued effort to give the economy a boost.

     The Jobs and Growth Tax Relief and Reconciliation Act of 2003, signed by President Bush on May 28, should provide economic stimulus of roughly $80 billion this year. When added to various forms of spending, the total stimulus should approximate $175 billion, or about 1.6% of U.S. gross domestic product
(GDP). We believe the tax package was the right medicine for an economy suffering from weak demand. The 15% tax on dividends and capital gains is also investor friendly and should help maintain equity wealth levels. In our opinion, monetary policy has done all that can be expected of it. Money supply is growing at about a 7% rate and, combined with the fiscal stimuli, should remove all deflationary concerns. We believe the U.S. economy grew at about a 1.5% rate in the second quarter after the revised 1.4% gain in the first quarter. We have raised our 2003 GDP growth forecast from 2.5% to 2.7% and our corporate profit growth projection from 7.0% to 9.0%. Our inflation forecast, as measured by the consumer price index (CPI), remains 2.5%.


PORTFOLIO REVIEW

     During the second quarter, the U.S. stock market rose significantly, sustained by an increase in investor confidence and a modestly improved outlook for corporate earnings. For the full quarter, the Russell 1000 Value produced a total return of 17.3%, the S&P 500 posted 15.4% and our strategy underperformed slightly. The underperformance of our strategy during the quarter relative to the Russell 1000 Value was primarily the result of the defensive positioning of our Portfolio, which we continue to believe is warranted based on the relatively high--and rising--valuation levels in the stock market.

     Our investment in the Consumer Discretionary sector produced the largest drag on relative performance during the second quarter, led by negative returns in both J.C. Penney and Mattel. The largest positive contributions to relative performance came from our investments in the Healthcare and Industrials sectors. Baxter International and Boeing represented our top performers in these sectors, respectively. There were no sales or purchases in the Portfolio during the quarter.

     The Portfolio remains broadly neutral to the S&P 500's sector weights, with several exceptions. As was the case at the end of the first quarter 2003, we continue to have a meaningful underweight in Information Technology (9% target versus 16% for the S&P 500). Likewise, we continue to overweight Energy, Telecommunications and Utilities in the Portfolio. During the second quarter, Wal-Mart's stock was re-classified within the S&P 500 GICS Sectors, moving from Consumer Discretionary to Consumer Staples. As a result of this +/-3% change in the sector composition of Staples and Discretionary, we now have a modest underweight in both Consumer Staples and Consumer Discretionary.


OUTLOOK

     We continue to be cautious on the U.S. stock market, especially in light of the market's recent advances. High valuation levels and the moderate-growth trajectory of the economy are our primary concerns related to the sustainability of the current rally. The stock market's trailing P/E ratio is now more than twice the long-term historical average of 15.5x, and the market's dividend yield of 2.0% is less than half the long-term historical average. Growth in GDP and corporate earnings are likely to continue their modest up-trend, but to date, there have been no signs of improvement in net job creation. Nonetheless, there continue to be select stocks in the market trading at significantly lower multiples than that of the S&P 500 Index. Some of these stocks represent attractive relative value. Going forward, we expect to remain defensive in the Portfolio. We view the current investment environment as a stock picker's market, and will be focusing primarily on high-quality, dividend-paying companies with strong balance sheets and cash flow generation when considering new purchase ideas.


     The preceding commentary was prepared by the Portfolio's investment manager, Merrill Lynch Investment Managers, L.P.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                       SINCE
                                                  SIX MONTHS++     INCEPTION+/++
                                                 --------------   --------------
Roszel/MLIM Relative Value Portfolio .........       9.32%             3.20%
Russell 1000 Value Index .....................      11.57%            (1.02)%
S&P 500 Index ................................      11.76%             0.25%

---------------------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.




PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                           PERCENTAGE
TOP TEN HOLDINGS**                        OF NET ASSETS
--------------------------------------   --------------
Weyerhaeuser Co. .....................       3.3%
ConocoPhillips, Inc. .................       3.1
Archer-Daniels-Midland Co. ...........       3.0
FPL Group, Inc. ......................       3.0
SBC Communications, Inc. .............       3.0
Baxter International, Inc. ...........       3.0
Kimberly-Clark Corp. .................       3.0
Limited Brands, Inc. .................       3.0
Verizon Communications, Inc. .........       3.0
International Business Machines
   Corp. .............................       3.0
---------------------------------------     ----
   Total                                    30.4%

---------------------
Excluding short-term investments and/or cash equivalents.


                                      PERCENTAGE
TOP TEN INDUSTRIES**                 OF NET ASSETS
---------------------------------   --------------
Banks ...........................         14.6%
Integrated Oil & Gas ............          9.0
Pharmaceuticals .................          8.7
Diversified Telecommunication
 Services .......................          6.0
Computer Hardware ...............          6.0
Insurance .......................          6.0
Railroads .......................          6.0
Food Products ...................          5.9
Paper & Forest Products .........          3.3
Electric Utilities ..............          3.0
----------------------------------        ----
   Total                                  68.5%

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------




                                                SHARES              VALUE
                                         ------------------   ---------------
COMMON STOCKS--98.0%
AEROSPACE & DEFENSE--2.9%
Boeing Co. ...........................            9,376          $   321,784
                                                                 -----------
APPAREL RETAIL--3.0%
Limited Brands, Inc. .................           21,217              328,863
                                                                 -----------
BANKS--14.6%
FleetBoston Financial Corp. ..........           10,810              321,165
Huntington Bancshares, Inc. ..........           16,477              321,631
Marshall & Ilsley Corp. ..............           10,555              322,772
Wachovia Corp. .......................            7,961              318,122
Washington Mutual, Inc. ..............            7,730              319,249
                                                                 -----------
                                                                   1,602,939
                                                                 -----------
COMPUTER HARDWARE--6.0%
Hewlett-Packard Co. ..................           15,206              323,888
International Business Machines
  Corp. ..............................            3,975              327,937
                                                                 -----------
                                                                     651,825
                                                                 -----------
DEPARTMENT STORES--3.0%
Penney (J.C.) Co., Inc. ..............           19,214              323,756
                                                                 -----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES--6.0%
SBC Communications, Inc. .............           13,040              333,172
Verizon Communications,
  Inc. (a) ...........................            8,334              328,776
                                                                 -----------
                                                                     661,948
                                                                 -----------
ELECTRIC UTILITIES--3.0%
FPL Group, Inc. ......................            4,988              333,448
                                                                 -----------
FOOD PRODUCTS--5.9%
Archer-Daniels-Midland Co. ...........           25,918              333,565
ConAgra Foods, Inc. ..................           13,245              312,582
                                                                 -----------
                                                                     646,147
                                                                 -----------
HEALTH CARE EQUIPMENT &
  SERVICES--3.0%
Baxter International, Inc. ...........           12,700              330,200
                                                                 -----------
HEALTH CARE SUPPLIES--3.0%
Beckman Coulter, Inc. ................            7,949              323,047
                                                                 -----------
HOUSEHOLD PRODUCTS--3.0%
Kimberly-Clark Corp. .................            6,325              329,785
                                                                 -----------
INSURANCE--6.0%
Allstate Corp. .......................            9,099              324,379
Hartford Financial Services
  Group, Inc. ........................            6,502              327,441
                                                                 -----------
                                                                     651,820
                                                                 -----------


                                                SHARES              VALUE
                                         ------------------   ---------------
INTEGRATED OIL & GAS--9.0%
ChevronTexaco Corp. ..................            4,471          $   322,806
ConocoPhillips, Inc. .................            6,122              335,486
Exxon Mobil Corp. ....................            8,973              322,220
                                                                 -----------
                                                                     980,512
                                                                 -----------
LEISURE PRODUCTS--2.8%
Mattel, Inc. .........................           16,181              306,145
                                                                 -----------
MACHINERY--3.0%
Ingersoll-Rand Co. (Class A) .........            6,894              326,224
                                                                 -----------
MULTI-UTILITIES--2.9%
Energy East Corp. ....................           15,517              322,133
                                                                 -----------
OFFICE ELECTRONICS--2.9%
Xerox Corp. (a) ......................           30,130              319,077
                                                                 -----------
PAPER & FOREST
  PRODUCTS--3.3%
Weyerhaeuser Co. .....................            6,700              361,800
                                                                 -----------
PHARMACEUTICALS--8.7%
Abbott Laboratories ..................            7,276              318,398
Merck & Co., Inc. ....................            5,262              318,614
Wyeth ................................            6,860              312,473
                                                                 -----------
                                                                     949,485
                                                                 -----------
RAILROADS--6.0%
Burlington Northern Santa Fe
  Corp. ..............................           11,409              324,472
Union Pacific Corp. ..................            5,629              326,595
                                                                 -----------
                                                                     651,067
                                                                 -----------
TOTAL COMMON STOCKS ..................
(Cost--$9,797,272) ...................                            10,722,005
                                                                 -----------
                                              PRINCIPAL
                                                AMOUNT
                                               --------
SHORT-TERM SECURITIES--2.3%
REPURCHASE AGREEMENT (b)--2.3%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $247,169
  (Cost--$247,163) ...................        $ 247,163              247,163
                                                                 -----------
TOTAL INVESTMENTS--100.3%
(Cost--$10,044,435)...................                            10,969,168
OTHER LIABILITIES IN EXCESS OF
 ASSETS--(0.3)% ......................                               (28,834)
                                                                 -----------
NET ASSETS--100.0% ...................                           $10,940,334
                                                                 ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------

MARKET REVIEW

     The economy has had to deal with a large and divergent list of negative issues since the recession in 2001--the rise of terrorism (including 9/11), the post-bubble hangover, corporate malfeasance and accounting fraud, war in Iraq, SARS--the list seems endless. These issues have all led to anemic and erratic real economic growth of around 1% to 2%, which is well below economic growth potential of 3.0% to 3.5%.

     Although the Fed began reducing interest rates in early January of 2001 (and has now cut rates 13 times from 6.5% to 1.0%), we believe that, until recently, the transmission mechanism of lower Fed Funds rates into greater economic activity has only been partly effective. Short-term rates and the 10-year Treasury Note (a guidepost for mortgage rates) dropped dramatically, which stimulated huge housing and mortgage re-financing demand as well as auto loans. Corporate rates, however, (especially high yield bonds) remained very high, possibly reacting to large losses from corporate bankruptcies. Banks were also reluctant to lend, as commercial industrial loan volumes were weak. It is only in the last six months or so that corporate rates have reversed, allowing corporate borrowing costs to fall.

     The market continues to repeat its traditional pattern of being anticipatory--discounting today its expectations of future events. Despite all of the uncertainty prevalent in the late winter and early spring, the S&P 500 bottomed on March 11th above its October 2002 low and staged a dramatic rally of 20.7%, closing the first half up 11.8%.

PORTFOLIO REVIEW

     In the 2001 and 2002 post bubble period, the market swung sharply away from large capitalization growth oriented companies toward medium and small companies and high valuation. This was a drag on the performance of the Roszel/Sound Large Cap Core Portfolio, a large capitalization portfolio with a moderate growth bias, until the first half of 2003, when this market bias ended, and was a factor in our out-performance in the first half.

     As a generalization, during the first half the market had a bias towards more economically sensitive sectors such as Technology, Consumer Cyclicals, and Finance and away from defensive counter-cyclical areas such as Consumer Staples and Energy. This movement was reversed twice by defensive moves on the run-up to the Iraq war and during the SARS outbreak. We had built a moderate cyclical bias into the Portfolio, which was some benefit to performance during the first half.

     Our most over-weighted sectors were Technology, Finance, and Capital Goods with larger under-weights in Consumer Staples and Communication Service & Utilities. We entered the year with an over-weight in Energy as a hedge against supply disruptions from the Iraq war, but cut exposure to a market-weight. During the first half, we continued to gradually shift more of the Portfolio into Technology and Finance and out of Consumer Staples, Energy, and Health Care.

     Our best sector performance during the half occurred in Health Care, Transportation, Finance, and Capital Goods while laggards were Basic Materials, Consumer Cyclicals, and Energy.

OUTLOOK

     The tone of the economy is beginning to feel better and a large number of factors should begin to stimulate economic growth. For example, monetary policy is very easy and rates are extremely low, tax reductions should gain traction beginning in July, consumer and business sentiment is better, and oil prices have fallen. We expect these forces to lead to about 4% real growth in the second half (a higher number in the fourth quarter would not surprise us).

     The stock market is currently selling at about 19x estimates of 2003 earnings and about 17x 2004 earnings, which is higher than the historical average of about 15x, but justifiable in this low inflation and interest rate environment. Given the strong rally from the March lows, it would not be surprising to see the market pause to take a break in the short-term, but we believe that the trend over the next six to twelve months is positive. We believe that the Portfolio is well positioned to take advantage of this expected environment.

     The preceding commentary was prepared by the Portfolio's investment manager, Sound Capital Partners.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                   SINCE
                                                SIX MONTHS++    INCEPTION+/++
                                               --------------   --------------
Roszel/Sound Large Cap Core Portfolio .........   12.54%           1.74%
S&P 500 Index .................................   11.76%           0.25%

---------------------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.




PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                          PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
-------------------------------------   --------------
Exxon Mobil Corp. ...................         4.4%
Microsoft Corp. .....................         4.1
Pfizer, Inc. ........................         4.1
Citigroup, Inc. .....................         4.0
General Electric Co. ................         3.9
Federal National Mortgage Assn. .....         3.1
Amgen, Inc. .........................         2.9
Verizon Communications, Inc. ........         2.8
Bank of New York Co., Inc. ..........         2.7
Marsh & McLennan Cos., Inc. .........         2.7
--------------------------------------      -----
   Total                                     34.7%

---------------------
Excluding short-term investments and/or cash equivalents.


                                       PERCENTAGE
TOP TEN INDUSTRIES**                  OF NET ASSETS
----------------------------------   --------------
Diversified Financials ...........       13.2%
Media ............................        6.1
Health Care Equipment &
   Services ......................        5.7
Pharmaceuticals ..................        5.6
Industrial Conglomerates .........        4.7
Banks ............................        4.6
Biotechnology ....................        4.5
Integrated Oil & Gas .............        4.4
Semiconductors ...................        4.3
Insurance ........................        4.3
-----------------------------------      ----
   Total                                 57.4%

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------




                                                SHARES             VALUE
                                        -------------------   -------------
COMMON STOCKS--99.5%
AEROSPACE & DEFENSE--3.0%
Raytheon Co. (a) ....................             320           $ 10,509
United Technologies Corp. ...........             218             15,441
                                                                --------
                                                                  25,950
                                                                --------
AIR FREIGHT & COURIERS--1.0%
FedEx Corp. .........................             139              8,622
                                                                --------
BANKS--4.6%
Bank of New York Co., Inc. ..........             792             22,770
Washington Mutual, Inc. .............             390             16,107
                                                                --------
                                                                  38,877
                                                                --------
BEVERAGES--2.7%
Coca-Cola Co. .......................             285             13,227
PepsiCo, Inc. .......................             228             10,146
                                                                --------
                                                                  23,373
                                                                --------
BIOTECHNOLOGY--4.5%
Amgen, Inc. (a) .....................             371             24,649
Medimmune, Inc. (a) .................             381             13,857
                                                                --------
                                                                  38,506
                                                                --------
COMMERCIAL SERVICES &
  SUPPLIES--1.4%
First Data Corp. ....................             286             11,852
                                                                --------
COMPUTER HARDWARE--4.3%
Dell Computer Corp. (a) .............             316             10,099
Hewlett-Packard Co. .................             648             13,802
International Business Machines
  Corp. .............................             153             12,623
                                                                --------
                                                                  36,524
                                                                --------
COMPUTER STORAGE &
  PERIPHERALS--0.6%
Lexmark International, Inc. (a) .....              70              4,954
                                                                --------
CONTAINERS &
  PACKAGING--1.7%
Smurfit-Stone Container
  Corp. (a) .........................           1,098             14,307
                                                                --------
DEPARTMENT STORES--1.6%
Kohl's Corp. (a) ....................             268             13,770
                                                                --------
DIVERSIFIED FINANCIALS--13.2%
American Express Co. ................             493             20,612
CIT Group, Inc. .....................             644             15,875
Citigroup, Inc. .....................             800             34,240
Federal National Mortgage
  Assn. .............................             389             26,234
Lehman Brothers Holdings, Inc........             231             15,357
                                                                --------
                                                                 112,318
                                                                --------
DIVERSIFIED TELECOMMUNICATION
  SERVICES--2.8%
Verizon Communications,
  Inc. ..............................             601             23,709
                                                                --------
ELECTRIC UTILITIES--0.8%
Dominion Resources, Inc. ............             106              6,813
                                                                --------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--0.8%
Thermo Electron Corp. (a) ...........             304              6,390
                                                                --------
GENERAL MERCHANDISE
  STORES--1.9%
Target Corp. ........................             421             15,931
                                                                --------


                                                SHARES             VALUE
                                        -------------------   -------------
HEALTH CARE EQUIPMENT &
  SERVICES--5.7%
Alcon, Inc. (a) .....................             186           $  8,500
Cardinal Health, Inc. ...............             165             10,610
Caremark Rx, Inc. (a) ...............             633             16,255
UnitedHealth Group, Inc. ............             256             12,864
                                                                --------
                                                                  48,229
                                                                --------
HOME IMPROVEMENT
  RETAIL--2.4%
Lowe's Cos., Inc. ...................             471             20,229
                                                                --------
HOUSEHOLD DURABLES--0.9%
Newell Rubbermaid, Inc. .............             274              7,672
                                                                --------
HOUSEHOLD PRODUCTS--0.8%
Procter & Gamble Co. ................              75              6,688
                                                                --------
INDUSTRIAL
  CONGLOMERATES--4.7%
General Electric Co. ................           1,169             33,527
Tyco International, Ltd. ............             346              6,567
                                                                --------
                                                                  40,094
                                                                --------
INSURANCE--4.3%
Everest Re Group, Ltd. ..............             185             14,153
Marsh & McLennan Cos., Inc. .........             444             22,675
                                                                --------
                                                                  36,828
                                                                --------
INTEGRATED OIL & GAS--4.4%
Exxon Mobil Corp. ...................           1,035             37,167
                                                                --------
MACHINERY--1.8%
Caterpillar, Inc. ...................             142              7,904
ITT Industries, Inc. ................             115              7,528
                                                                --------
                                                                  15,432
                                                                --------
MEDIA--6.1%
Comcast Corp. (a) ...................             530             15,280
Viacom, Inc. (Class B) (a) ..........             451             19,690
Walt Disney Co. .....................             873             17,242
                                                                --------
                                                                  52,212
                                                                --------
METALS & MINING--1.4%
Alcoa, Inc. .........................             455             11,602
                                                                --------
NETWORKING EQUIPMENT--1.8%
Cisco Systems, Inc. (a) .............             929             15,505
                                                                --------
OIL & GAS DRILLING--0.6%
Transocean, Inc. ....................             234              5,141
                                                                --------
OIL & GAS EXPLORATION &
  PRODUCTION--0.8%
Anadarko Petroleum Corp. ............             144              6,404
                                                                --------
PHARMACEUTICALS--5.6%
Pfizer, Inc. ........................           1,032             35,243
Wyeth ...............................             283             12,891
                                                                --------
                                                                  48,134
                                                                --------
RAILROADS--0.7%
Canadian National Railway Co. .......             117              5,646
                                                                --------
RESTAURANTS--0.8%
Brinker International, Inc. (a) .....             180              6,484
                                                                --------
SEMICONDUCTORS--4.3%
Altera Corp. (a) ....................             641             10,513
Intel Corp. .........................             837             17,396
Texas Instruments, Inc. .............             507              8,923
                                                                --------
                                                                  36,832
                                                                --------

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SOUND LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                                 SHARES       VALUE
                                --------   ----------
COMMON STOCKS--(CONTINUED)
SPECIALTY STORES--1.2%
Petsmart, Inc. (a) ..........     606      $10,102
                                           -------
SYSTEMS SOFTWARE--4.1%
Microsoft Corp. .............   1,377       35,265
                                           -------
TELECOMMUNICATIONS
  EQUIPMENT--0.7%
Motorola, Inc. ..............     643        6,063
                                           -------
TEXTILES & APPAREL--1.5%
Liz Claiborne, Inc. .........     359       12,655
                                           -------
TOTAL COMMON STOCKS
(Cost--$780,170).............              846,280
                                           -------



                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   ----------   -------------
SHORT-TERM SECURITIES--5.8%
REPURCHASE AGREEMENT (b)--5.8%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $49,555
  (Cost--$49,554) ..............   $49,554       $  49,554
                                                 ---------
TOTAL INVESTMENTS--105.3%
(Cost--$829,724)................                   895,834
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(5.3)% ...............                   (45,085)
                                                 ---------
NET ASSETS--(100%) .............                 $ 850,749
                                                 =========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     The equity market was weak in the first quarter of 2003 with stocks returning -3.1%. After a strong start, the Dow gained 5% in the first three days of January trading, and stock prices went on a roller coaster ride eventually stopping in negative territory. Uncertainty leading up to the war with Iraq coupled with mixed messages from the economy led investors to move money out of stocks and into bonds and cash. Volatility was high as the market seemed to react to the news of the day, and trading volumes were low exaggerating any moves up or down.

     The second quarter saw the equity markets rebound with stocks returning 15.4%. We attribute the improvement to reduced geopolitical uncertainties, lower interest rates and improved corporate earnings. Investors also reacted to better economic news as consumer confidence, the Index of Leading Indicators and durable goods orders improved. The Federal Reserve in early May brought about deflationary concerns that temporarily impacted the market and led interest rates lower. However, as insurance against undesirable deflation, the Fed lowered the Fed Funds rate another .25%. The U.S. government also passed a $150 billion tax cut, which should benefit consumers and corporations. This fiscal and monetary stimulus should further strengthen economic activity.


PORTFOLIO REVIEW

     Year-to-date, the Roszel/INVESCO-NAM Large Cap Core Portfolio is in positive territory but trailing the benchmark.

     The portfolio declined during the first quarter of 2003. The major culprits for the quarter were poor results in financials, industrials and one specific health care name. Several holdings within financials were down over 10%. The causes included an anemic IPO market, weak stock market activity and results, and fear that the mortgage refinancing cycle will soon end. A couple of our industrial names (Honeywell and Boeing) suffered double-digit declines. The threat of war and war-related terrorism and the outbreak of SARS dealt the slumping travel industry another blow. Baxter International plunged over 33% after lowering guidance due to weakness in their hemophilia products and foreign sales. On the positive side, the Portfolio enjoyed good results in consumer staples, basic materials and technology. Procter & Gamble and Wm. Wrigley Jr. Co. rose 6.7% and 3.3% respectively on solid revenue and earnings growth. In materials, Phelps Dodge, Praxair and DuPont added several points as commodity prices rose on expectations for an improving economy. And in technology, we showed positive relative results driven both by our selection and weighting. EMC Corp., Altera, Maxim, Seibel Systems, Intel and Dell all performed well.

     For the second quarter, the Portfolio posted positive returns yet lagged the S&P 500. While market improvement was broad based, it was the lower quality and lower priced stocks that led the rally. Many were some of the largest underperformers during the three-year bear market. Performance also was impacted by adverse selection within consumer staples, financials and healthcare. In industrials, the aerospace/defense and machinery industries posted strong returns with holdings such as Boeing and Ingersoll Rand returning 37% and 23%, respectively. In Consumer Staples, Wal-Mart, Wrigley and Walgreen's all underperformed primarily to company specific issues. No exposure to Altria Group (Philip Morris) impacted returns as its stock price rose over 50% in the quarter. In Financials, mortgage insurers (PMI Group, Radian Group) suffered due to the rapid decline in interest rates and a substantial increase in refinancing. Additionally, the sudden management departure at Freddie Mac called into question the reliability of Freddie's accounting. As mentioned earlier, Baxter International's stock price declined substantially due to lowered earnings expectations. A further review resulted in fundamental concerns surrounding management's credibility. The entire position was sold.


OUTLOOK
     The attribute weightings have changed very little during 2003. We continue to add to economically sensitive names based upon our outlook for improving economic activity. The portfolio continues to have more exposure to higher quality, cyclical financial, industrial and material names with less exposure to the more defensive consumer area. Stocks within these sectors should respond well to stronger economic conditions.

     Evidence is mounting that this rally may be sustainable. Equity markets have historically reacted positively after two-year bear markets, U.S. military engagements and capital gains tax cuts. Continued low interest rates and fiscal stimulus should help.

     The preceding commentary was prepared by the Portfolio's investment manager, INVESCO-National Asset Management Group.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                         SINCE
                                                      SIX MONTHS++    INCEPTION+/++
                                                     --------------   --------------
Roszel/INVESCO-NAM Large Cap Core Portfolio .........    7.54%           (4.50)%
S&P 500 Index .......................................   11.76%            0.25%

----------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.




PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                        PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
------------------------------------- --------------
General Electric Co. ................     3.7%
Citigroup, Inc. .....................     3.4
Wal-Mart Stores, Inc. ...............     3.4
Microsoft Corp. .....................     3.3
Exxon Mobil Corp. ...................     2.9
Johnson & Johnson ...................     2.7
Cisco Systems, Inc. .................     2.7
Pfizer, Inc. ........................     2.7
Federal National Mortgage Assn. .....     2.7
Ingersoll-Rand Co. (Class A) ........     2.4
-------------------------------------    ----
   Total                                 29.9%




                                       PERCENTAGE
TOP TEN INDUSTRIES**                  OF NET ASSETS
------------------------------------ --------------
Diversified Financials .............     13.9%
Pharmaceuticals ....................      9.0
Insurance ..........................      6.7
Chemicals ..........................      5.5
General Merchandise Stores .........      5.3
Integrated Oil & Gas ...............      4.8
Systems Software ...................      4.5
Aerospace & Defense ................      4.0
Semiconductors .....................      3.9
Industrial Conglomerates ...........      3.7
------------------------------------     ----
   Total                                 61.3%

----------

**   Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------




                                              SHARES             VALUE
                                       -----------------  ------------------
COMMON STOCKS--95.5%
AEROSPACE & DEFENSE--4.0%
Boeing Co. .........................          1,213          $    41,630
Honeywell International, Inc. ......          1,388               37,268
United Technologies Corp. ..........            355               25,145
                                                             -----------
                                                                 104,043
                                                             -----------
AUTO COMPONENTS--1.0%
Johnson Controls, Inc. .............            295               25,252
                                                             -----------
BANKS--2.3%
Bank of New York Co., Inc. .........          1,305               37,519
Fifth Third Bancorp ................            394               22,592
                                                             -----------
                                                                  60,111
                                                             -----------
BEVERAGES--2.2%
PepsiCo, Inc. ......................          1,278               56,871
                                                             -----------
BUILDING PRODUCTS--2.3%
Masco Corp. ........................          2,557               60,984
                                                             -----------
CHEMICALS--5.5%
Air Products & Chemicals, Inc. .....            814               33,862
Du Pont (E.I.) de Nemours
 & Co. .............................            845               35,186
PPG Industries, Inc. (a) ...........            482               24,457
Praxair, Inc. ......................            803               48,260
                                                             -----------
                                                                 141,765
                                                             -----------
COMPUTER HARDWARE--2.1%
Dell Computer Corp. (a) ............          1,717               54,875
                                                             -----------
COMPUTER STORAGE &
 PERIPHERALS--0.5%
EMC Corp. (a) ......................          1,166               12,208
                                                             -----------
DEPARTMENT STORES--1.1%
Kohl's Corp. (a) ...................            559               28,721
                                                             -----------
DIVERSIFIED FINANCIALS--13.9%
Citigroup, Inc. ....................          2,078               88,939
Federal Home Loan Mortgage
 Corp. .............................            655               33,254
Federal National Mortgage
 Assn. .............................          1,039               70,070
Goldman Sachs Group, Inc. ..........            680               56,950
MBNA Corp. .........................          1,850               38,554
Morgan Stanley Co. .................            896               38,304
State Street Corp. .................            846               33,332
                                                             -----------
                                                                 359,403
                                                             -----------
DIVERSIFIED TELECOMMUNICATION
 SERVICES--0.9%
SBC Communications, Inc. ...........            901               23,021
                                                             -----------
DRUG RETAIL--1.4%
Walgreen Co. .......................          1,170               35,217
                                                             -----------
ELECTRICAL EQUIPMENT--0.9%
Emerson Electric Co. ...............            460               23,506
                                                             -----------
ELECTRONIC EQUIPMENT &
 INSTRUMENTS--1.5%
Jabil Circuit, Inc. (a) ............          1,746               38,587
                                                             -----------
FOOD PRODUCTS--1.2%
Wm. Wrigley Jr. Co. ................            551               30,983
                                                             -----------


                                              SHARES             VALUE
                                       -----------------   ----------------
GENERAL MERCHANDISE
 STORES--5.3%
Target Corp. .......................          1,359          $    51,425
Wal-Mart Stores, Inc. ..............          1,617               86,784
                                                             -----------
                                                                 138,209
                                                             -----------
HEALTH CARE EQUIPMENT &
 SERVICES--2.1%
Medtronic, Inc. ....................          1,148               55,070
                                                             -----------
HOME IMPROVEMENT
 RETAIL--1.4%
Home Depot, Inc. ...................          1,064               35,240
                                                             -----------
HOUSEHOLD DURABLES--0.9%
Newell Rubbermaid, Inc. ............            795               22,260
                                                             -----------
HOUSEHOLD PRODUCTS--1.0%
Procter & Gamble Co. ...............            285               25,416
                                                             -----------
INDUSTRIAL
 CONGLOMERATES--3.7%
General Electric Co. ...............          3,366               96,537
                                                             -----------
INSURANCE--6.7%
Allstate Corp. .....................            655               23,351
American International Group,
 Inc. ..............................            981               54,132
MGIC Investment Corp. ..............            386               18,003
PMI Group, Inc. ....................          1,206               32,369
Radian Group, Inc. (a) .............          1,217               44,603
                                                             -----------
                                                                 172,458
                                                             -----------
INTEGRATED OIL & GAS--4.8%
ChevronTexaco Corp. ................            703               50,756
Exxon Mobil Corp. ..................          2,080               74,693
                                                             -----------
                                                                 125,449
                                                             -----------
MACHINERY--3.3%
Deere & Co. ........................            510               23,307
Ingersoll-Rand Co. (Class A) .......          1,309               61,942
                                                             -----------
                                                                  85,249
                                                             -----------
METALS & MINING--0.9%
Phelps Dodge Corp. (a) .............            624               23,924
                                                             -----------
NETWORKING EQUIPMENT--2.7%
Cisco Systems, Inc. (a) ............          4,256               71,033
                                                             -----------
OIL & GAS EQUIPMENT &
 SERVICES--0.5%
Schlumberger, Ltd. .................            262               12,463
                                                             -----------
PAPER & FOREST
 PRODUCTS--2.8%
International Paper Co. ............          1,165               41,625
Weyerhaeuser Co. ...................            557               30,078
                                                             -----------
                                                                  71,703
                                                             -----------
PHARMACEUTICALS--9.0%
Johnson & Johnson ..................          1,376               71,139
Merck & Co., Inc. ..................            695               42,082
Pfizer, Inc. .......................          2,053               70,110
Wyeth ..............................          1,065               48,511
                                                             -----------
                                                                 231,842
                                                             -----------
SEMICONDUCTORS--3.9%
Altera Corp. (a) ...................          1,591               26,092
Intel Corp. ........................          2,716               56,449
Maxim Integrated Products, Inc......            508               17,369
                                                             -----------
                                                                  99,910
                                                             -----------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/INVESCO-NAM LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                             SHARES        VALUE
                            --------    ------------
COMMON STOCKS--(CONTINUED)
SYSTEMS SOFTWARE--4.5%
Microsoft Corp. ...........   3,319      $    85,000
Oracle Corp. (a) ..........   2,706           32,526
                                         -----------
                                             117,526
                                         -----------
TELECOMMUNICATIONS
 EQUIPMENT--1.2%
Qualcomm, Inc. ............   883             31,567
                                         -----------
TOTAL COMMON STOCKS
(Cost--$2,337,187).........                2,471,403
                                         -----------




                                   PRINCIPAL
                                     AMOUNT        VALUE
                                   ---------   -------------
SHORT-TERM SECURITIES--5.4%
REPUCHASE AGREEMENT (b)--5.4%
Nomura Securities International,
 Inc., 0.89%, dated 06/30/03,
 due 07/01/03, total to be
 received $140,446
 (Cost--$140,443)...............   $140,443      $   140,443
                                                 -----------
TOTAL INVESTMENTS--100.9%
(Cost--$2,477,630)..............                   2,611,846
OTHER LIABILITIES IN EXCESS OF
 ASSETS--(0.9)% ................                     (22,033)
                                                 -----------
NET ASSETS--100.0% .............                 $ 2,589,813
                                                 ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     The first half of 2003 was a tale of two markets. In January and February, the U.S. stock market was weighed down by concerns over the impending war in Iraq, fears over the spread of SARS, and evidence that economic growth as marginal at best. Beginning in March, however, the markets staged a four-month rally as the war in Iraq was resolved quickly, the SARS epidemic began to subside, and both fiscal and monetary stimulus became even more stimulative amid yet another interest-rate reduction and tax cuts.

     The U.S. stock market actually held up remarkably well in the first quarter despite challenging conditions, with U.S. stocks as represented by the S&P 500 Index actually up 1.0% in March and down just 3.1% for the quarter. In addition to war in Iraq, mixed economic data also rattled the markets. Investor confidence plunged to lows not seen since October 1993, while spiking energy prices, a weakening employment market and disappointing retail sales, among other reports, cast dark clouds of uncertainty over the markets.

     The second quarter saw a continuation of March's gains. Forward-looking investors began to anticipate the dual economic stimulus of low interest rates and tax cuts. A decline in consumer confidence readings and persistent questions over the strength of the job market were offset by a solid housing market, an uptick in capital equipment expenditures, and a level of consumer price inflation that offset concerns over deflation. A weaker dollar helped U.S. companies, particularly large-cap multinationals but also the small-cap companies that supply them.


PORTFOLIO REVIEW

     During the six-month period through June 30, 2003, the Roszel/Nicholas-Applegate Large Cap Growth Portfolio performed roughly in line with its benchmark, the Russell 1000 Growth Index. The Portfolio's performance was driven by overweighted holdings and positive stock selection in healthcare, retail, and technology companies.

     Within sectors, holdings in the biotechnology group drove both absolute and relative performance for the period. Pipeline companies also surged strongly in absolute terms, while software developers and companies classified as "other retail" helped drive performance relative to the benchmark.

     April and May proved particularly difficult for our stock selection model, which is to be expected during inflection points in the market. First-quarter earnings reports were generally better than expected. Stocks sensitive to improving capital expenditures were generally strong while defensive consumer-oriented stocks failed to keep pace. Highly levered, distressed groups-- including utilities, airlines, and telecoms--rallied sharply as prospects for an economic recovery began to materialize. As a result, our stock selection proved disappointing in a number of sectors, including energy, producers/manufacturers, and financial services. Within these sectors, disappointing stock selection in money-center banks and oilfield services companies detracted from performance.


     The list of top-performing stocks for the six-month period included
Veritas Software, Gilead Sciences, and eBay Inc. Veritas handily exceeded earnings estimates as the market for its storage products firmed. Gilead Sciences, a biopharmaceutical research and development firm, surged in anticipation of the approval of its Emtriva HIV/AIDS therapy (formerly Covaracil). Meanwhile, eBay benefited from improved profitability and increasing investor recognition of its status as a survivor of the dot-com shakeout.


OUTLOOK

     We continue to be encouraged by positive developments in the markets. The federal government's fiscal and monetary policies are stimulative. Corporate earnings have finally stopped decelerating. Investors are allocating back into equities given the extremely low returns of fixed-income securities and cash. Finally, the appetite for risk seems to be increasing although investors are still skeptical of more aggressive strategies given the hangover of the past three years.


     Going forward, we are well positioned to benefit in the third quarter as indicators continue to point to economic recovery. Earnings pre-announcements at the end of the second quarter were few, indicating that second-quarter results are likely to meet or exceed analyst expectations -- an environment in which our process should perform well. We are confident that our proprietary quantitative model, overlaid with traditional fundamental analysis, will capture such positive change.


     The preceding commentary was prepared by the Portfolio's investment manager, Nicholas-Applegate Capital Management, LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                       SINCE
                                                                  SIX MONTHS++     INCEPTION+/++
                                                                 --------------   --------------
Roszel/Nicholas-Applegate Large Cap Growth Portfolio .........       13.04%           0.72%
Russell 1000 Growth Index ....................................       13.09%           2.94%
S&P 500 Index ................................................       11.76%           0.25%

----------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.






PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                  PERCENTAGE
TOP TEN HOLDINGS**               OF NET ASSETS
------------------------------- --------------
Pfizer, Inc. ..................      6.3%
General Electric Co. ..........      5.9
Microsoft Corp. ...............      5.4
Intel Corp. ...................      3.1
Wyeth .........................      2.9
Home Depot, Inc. ..............      2.8
Cisco Systems, Inc. ...........      2.8
Wal-Mart Stores, Inc. .........      2.7
Merck & Co., Inc. .............      2.6
D.R. Horton, Inc. .............      2.3
-------------------------------     ----
   Total                            36.8%




                                     PERCENTAGE
TOP TEN INDUSTRIES**                OF NET ASSETS
---------------------------------- --------------
Pharmaceuticals ..................       14.7%
Health Care Equipment &
 Services ........................        8.7
Systems Software .................        7.3
Semiconductors ...................        6.6
Industrial Conglomerates .........        5.9
Diversified Financials ...........        5.2
Biotechnology ....................        4.0
Internet Retail ..................        3.7
Computer Hardware ................        3.5
Apparel Retail ...................        3.1
----------------------------------       ----
   Total                                 62.7%

----------

**   Excluding short-term investments and/or cash equivalents.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NICHOLAS-APPLEGATE LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                               SHARES            VALUE
                                        -----------------   ---------------
COMMON STOCKS--93.4%
APPAREL RETAIL--3.1%
Coach, Inc. (a) .....................            405          $   20,145
Gap, Inc. ...........................            968              18,159
                                                              ----------
                                                                  38,304
                                                              ----------
BANKS--2.0%
Wells Fargo & Co. ...................            475              23,940
                                                              ----------
BEVERAGES--1.7%
PepsiCo, Inc. .......................            457              20,337
                                                              ----------
BIOTECHNOLOGY--4.0%
Amgen, Inc. (a) .....................            385              25,579
Genentech, Inc. (a) .................            322              23,223
                                                              ----------
                                                                  48,802
                                                              ----------
BUILDING PRODUCTS--2.3%
D.R. Horton, Inc. ...................          1,003              28,184
                                                              ----------
COMMERCIAL SERVICES &
  SUPPLIES--1.6%
Apollo Group, Inc. (Class A) (a).....            316              19,516
                                                              ----------
COMPUTER HARDWARE--3.5%
Dell Computer Corp. (a) .............            670              21,413
International Business Machines
  Corp. .............................            264              21,780
                                                              ----------
                                                                  43,193
                                                              ----------
COMPUTER STORAGE &
  PERIPHERALS--2.3%
EMC Corp. (a) .......................          2,635              27,589
                                                              ----------
DIVERSIFIED FINANCIALS--5.2%
Citigroup, Inc. .....................            553              23,669
Providian Financial Corp. (a) .......          1,781              16,492
SLM Corp. ...........................            612              23,972
                                                              ----------
                                                                  64,133
                                                              ----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES--1.9%
EchoStar Communications Corp.
  (Class A) (a) .....................            666              23,057
                                                              ----------
ELECTRIC UTILITIES--1.6%
Calpine Corp. (a) ...................          2,943              19,424
                                                              ----------
GENERAL MERCHANDISE
  STORES--2.7%
Wal-Mart Stores, Inc. ...............            611              32,792
                                                              ----------
HEALTH CARE EQUIPMENT &
  SERVICES--8.7%
Boston Scientific Corp. (a) .........            213              13,014
Cardinal Health, Inc. ...............            374              24,048
Medtronic, Inc. .....................            465              22,306
UnitedHealth Group, Inc. ............            502              25,226
Varian Medical Systems, Inc. (a).....            386              22,222
                                                              ----------
                                                                 106,816
                                                              ----------
HOME IMPROVEMENT RETAIL--2.8%
Home Depot, Inc. ....................          1,036              34,312
                                                              ----------
HOUSEHOLD PRODUCTS--1.4%
Procter & Gamble Co. ................            198              17,658
                                                              ----------


                                               SHARES             VALUE
                                        -----------------   ---------------
INDUSTRIAL CONGLOMERATES--
              5.9%
General Electric Co. ..............          2,515          $   72,130
                                                            ----------
INTERNET RETAIL--3.7%
eBay, Inc. (a) ....................            253              26,357
InterActiveCorp ...................            480              18,994
                                                            ----------
                                                                45,351
                                                            ----------
MEDIA--1.4%
Omnicom Group, Inc. ...............            235              16,850
                                                            ----------
MULTI-UTILITIES--1.6%
Williams Cos., Inc. ...............          2,460              19,434
                                                            ----------
NETWORKING EQUIPMENT--2.8%
Cisco Systems, Inc. (a) ...........          2,016              33,647
                                                            ----------
OIL & GAS EXPLORATION &
  PRODUCTION--1.7%
XTO Energy, Inc. ..................          1,053              21,176
                                                            ----------
PHARMACEUTICALS--14.7%
Gilead Sciences, Inc. (a) .........            231              12,839
Johnson & Johnson .................            444              22,955
Merck & Co., Inc. .................            531              32,152
Pfizer, Inc. ......................          2,270              77,520
Wyeth .............................            771              35,119
                                                            ----------
                                                               180,585
                                                            ----------
SEMICONDUCTOR EQUIPMENT--1.8%
Applied Materials, Inc. (a) .......          1,404              22,268
                                                            ----------
SEMICONDUCTORS--6.6%
Broadcom Corp. (Class A) (a) ......          1,095              27,276
Intel Corp. .......................          1,838              38,201
QLogic Corp. (a) ..................            318              15,369
                                                            ----------
                                                                80,846
                                                            ----------
SPECIALTY STORES--1.1%
Bed Bath & Beyond, Inc. (a) .......            347              13,467
                                                            ----------
SYSTEMS SOFTWARE--7.3%
Microsoft Corp. ...................          2,572              65,869
Veritas Software Corp. (a) ........            835              23,939
                                                            ----------
                                                                89,808
                                                            ----------
TOTAL COMMON STOCKS
(Cost--$1,053,253)                                           1,143,619
                                                            ----------


                                      PRINCIPAL
                                       AMOUNT
                                     ----------
SHORT-TERM SECURITIES--8.2%
REPURCHASE AGREEMENT (b)--8.2%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03, due
  07/01/03, total to be received
  $100,037 (Cost--$100,035)......... $100,035        100,035
                                                 -----------
TOTAL INVESTMENTS--101.6%
(Cost--$1,153,288)..................               1,243,654
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(1.6)% ...................                 (18,767)
                                                 -----------
NET ASSETS--100.0% .................             $ 1,224,887
                                                 ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     The first six months of 2003 chronicled a dramatic turnaround for the equity markets. U.S. stock markets ended the first three months of the year with nearly every major index in negative territory. As war fears eased and the SARS epidemic faded, the second quarter witnessed a broad-based surge. All major U.S. stock indices finished the first-half of the year with positive returns. Investor sentiment improved markedly as signs of progress in the economy emerged. A better corporate earnings outlook, federal tax changes, further monetary stimulus from the Federal Reserve, low interest rates and a weak dollar all coalesced to build confidence that the economy is in a recovery phase. Broadly, stocks moved up sharply in anticipation of a marked acceleration of corporation earnings as the year progresses.


PORTFOLIO REVIEW

     The Roszel/Rittenhouse Large Cap Growth Portfolio generated solid returns for the January--June period although it did not keep pace with the Standard and Poor's 500 Index. Avoiding the energy and telecommunications sectors added to performance but did not offset the negative effects of our minimal exposure to low quality, highly cyclical companies. The negative impact was most evident in the financial and technology sectors. Our focus on larger-than-average companies also limited performance as smaller companies outpaced large companies during the second quarter. At the individual stock level, significant contributors to performance were General Electric, Target Corporation, Amgen, Inc., Citigroup, Inc. and Cisco Systems. By contrast, Automatic Data Processing, Kohl's Corp., American International Group, Johnson & Johnson and Goldman Sachs Group subtracted from performance. Two significant themes on a year-to-date basis have been: a one-time upward revaluation of high dividend yield stocks due to the change in dividend tax treatment and secondly, a market focus on companies whose earnings would benefit most near-term from a cyclical rebound in the economy.


OUTLOOK

     We believe the economy will improve as the year progresses and that corporate earnings will follow suit. The companies represented in the Roszel/Rittenhouse Large Cap Growth Portfolio are well positioned to deliver solid double-digit earnings growth over the next twelve months. This is important because we believe that, going forward, sustainable earnings will be the key component required to push the market ahead. During the first half of this year the market paid the strongest returns to companies with highly variable, highly cyclical earnings. By comparison, more consistent, less variable earnings growth companies were largely ignored. As the second half of the year begins, we believe this portfolio is characterized by strong earnings prospects at very reasonable valuations relative to historic norms. This compelling combination of earnings power and relatively inexpensive valuations gives us strong confidence as we look ahead.

     The preceding commentary was prepared by the Portfolio's investment manager, Rittenhouse Asset Management, Inc.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                 SINCE
                                                            SIX MONTHS++     INCEPTION+/++
                                                           --------------   --------------
Roszel/Rittenhouse Large Cap Growth Portfolio ..........        8.09%           (1.53)%
S&P 500 Index ..........................................       11.76%            0.25%

----------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                     PERCENTAGE
TOP TEN HOLDINGS**                  OF NET ASSETS
---------------------------------- --------------
Pfizer, Inc. .....................       4.9%
General Electric Co. .............       4.1
Amgen, Inc. ......................       3.9
Citigroup, Inc. ..................       3.8
Medtronic, Inc. ..................       3.8
American International Group, Inc.       3.5
Cardinal Health, Inc. ............       3.4
Microsoft Corp. ..................       3.4
Johnson & Johnson ................       3.3
International Business Machines
 Corp. ...........................       3.1
----------------------------------      ----
   Total                                37.2%




                                       PERCENTAGE
TOP TEN INDUSTRIES**                  OF NET ASSETS
------------------------------------ --------------
Diversified Financials .............       13.7%
Health Care Equipment &
   Services ........................        9.2
Pharmaceuticals ....................        8.2
Insurance ..........................        6.8
Industrial Conglomerates ...........        6.6
Household Products .................        5.0
Beverages ..........................        4.8
General Merchandise Stores .........        4.7
Computer Hardware ..................        4.6
Systems Software ...................        4.3
------------------------------------       ----
   Total                                   67.9%

----------
**   Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                              SHARES             VALUE
                                       ------------------   --------------
COMMON STOCKS--95.2%
AIR FREIGHT & COURIERS--2.4%
United Parcel Service, Inc.
  (Class B) ........................           3,500          $ 222,950
                                                              ---------
BANKS--2.8%
Bank of America Corp. ..............           1,000             79,030
Wells Fargo & Co. ..................           3,600            181,440
                                                              ---------
                                                                260,470
                                                              ---------
BEVERAGES--4.8%
Anheuser-Busch Cos., Inc. ..........           1,400             71,470
Coca-Cola Co. ......................           2,000             92,820
PepsiCo, Inc. ......................           6,100            271,450
                                                              ---------
                                                                435,740
                                                              ---------
BIOTECHNOLOGY--3.9%
Amgen, Inc. (a) ....................           5,400            358,776
                                                              ---------
COMMERCIAL SERVICES &
  SUPPLIES--2.5%
First Data Corp. ...................           5,600            232,064
                                                              ---------
COMPUTER HARDWARE--4.6%
Dell Computer Corp. (a) ............           4,100            131,036
International Business Machines
  Corp. ............................           3,500            288,750
                                                              ---------
                                                                419,786
                                                              ---------
DEPARTMENT STORES--1.9%
Kohl's Corp. (a) ...................           3,300            169,554
                                                              ---------
DIVERSIFIED FINANCIALS--13.7%
Citigroup, Inc. ....................           8,100            346,680
Federal National Mortgage Assn......           2,900            195,576
Goldman Sachs Group, Inc. ..........           1,600            134,000
MBNA Corp. .........................          12,000            250,080
SLM Corp. ..........................           5,100            199,767
State Street Corp. .................           3,400            133,960
                                                              ---------
                                                              1,260,063
                                                              ---------
DRUG RETAIL--2.5%
Walgreen Co. .......................           7,500            225,750
                                                              ---------
FOOD DISTRIBUTORS--2.6%
Sysco Corp. ........................           8,000            240,320
                                                              ---------
GENERAL MERCHANDISE
  STORES--4.7%
Target Corp. .......................           5,100            192,984
Wal-Mart Stores, Inc. ..............           4,500            241,515
                                                              ---------
                                                                434,499
                                                              ---------
HEALTH CARE EQUIPMENT &
  SERVICES--9.2%
Cardinal Health, Inc. ..............           4,900            315,070
Medtronic, Inc. ....................           7,200            345,384
UnitedHealth Group, Inc. ...........           3,600            180,900
                                                              ---------
                                                                841,354
                                                              ---------
HOME IMPROVEMENT
  RETAIL--1.9%
Lowe's Cos., Inc. ..................           4,000            171,800
                                                              ---------
HOUSEHOLD PRODUCTS--5.0%
Colgate-Palmolive Co. ..............           4,900            283,955
Procter & Gamble Co. ...............           1,900            169,442
                                                              ---------
                                                                453,397
                                                              ---------


                                              SHARES             VALUE
                                       ------------------   --------------
INDUSTRIAL
  CONGLOMERATES--6.6%
3M Co. .............................           1,800          $ 232,164
General Electric Co. ...............          13,000            372,840
                                                              ---------
                                                                605,004
                                                              ---------
INSURANCE--6.8%
Aflac, Inc. ........................           4,000            123,000
American International Group,
  Inc. .............................           5,900            325,562
Marsh & McLennan Cos., Inc. ........           3,500            178,745
                                                              ---------
                                                                627,307
                                                              ---------
NETWORKING EQUIPMENT--2.0%
Cisco Systems, Inc. (a) ............          11,200            186,928
                                                              ---------
PHARMACEUTICALS--8.2%
Johnson & Johnson ..................           5,800            299,860
Pfizer, Inc. .......................          13,100            447,365
                                                              ---------
                                                                747,225
                                                              ---------
SEMICONDUCTORS--2.0%
Intel Corp. ........................           2,300             47,803
Texas Instruments, Inc. ............           7,600            133,760
                                                              ---------
                                                                181,563
                                                              ---------
SPECIALTY STORES--1.5%
Bed Bath & Beyond, Inc. (a) ........           3,500            135,835
                                                              ---------
SYSTEMS SOFTWARE--4.3%
Microsoft Corp. ....................          12,200            312,442
Oracle Corp. (a) ...................           7,100             85,342
                                                              ---------
                                                                397,784
                                                              ---------
TELECOMMUNICATIONS
  EQUIPMENT--1.3%
Nokia OYJ, ADR .....................           7,400            121,582
                                                              ---------
TOTAL COMMON STOCKS
(Cost--$8,266,519)..................                          8,729,751
                                                              ---------


                                    PRINCIPAL
                                     AMOUNT
                                   ----------
SHORT-TERM SECURITIES--5.1%
REPURCHASE AGREEMENT (b)--5.1%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $469,125
  (Cost--$469,113)..............   $469,113          469,113
                                                 -----------
TOTAL INVESTMENTS--100.3%
(Cost--$8,735,632)..............                   9,198,864
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(0.3)% ...............                     (26,281)
                                                 -----------
NET ASSETS--100.0% .............                 $ 9,172,583
                                                 ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR -- American Depositary Receipt.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     Chairman Alan Greenspan has led the Federal Reserve through two recessions and the country's longest economic expansion. He also appears willing to serve another six-year term if appointed. He has reinvigorated his policy of massive monetary ease and indicated there is no prospect of rising interest rates in the foreseeable future. After a string of 12 rate cuts, the Fed delivered another on June 25th. This resolve is bearing fruit. Short-term interest rates stand near zero and longer term Treasuries are at historic lows. Also, the housing market, typically a leading indicator of broad economic recovery, is buoyant.

     President Bush's tax reductions constitute a $350 billion economic stimulus. They include something for everyone, from dividend and capital gains tax reduction to more liberal depreciation allowances for business. In the "last hurrah," every dose of economic stimulus is welcome. This year the dollar has declined 14% against the Euro. A weaker dollar supports U.S. manufacturers and the profits of U.S. multinationals. Since more than a third of S&P 500 profits were derived from foreign operations last year, this is no small benefit for U.S. corporations or the stock market.

     Aggressive monetary policy, stimulative tax policy and dollar depreciation are a potent combination. The current economic slowdown may soon be retired.

     Since the lows of October 2002, U.S. stocks have climbed 27% on the broad averages. There is evidence of an economic upturn. First quarter profits were up 11.7% year over year. While cost cutting contributed to profitability, revenue growth was substantial and profit growth remains promising. Profit fundamentals are by no means robust, but previous belt tightening is boosting net income and the precipitous slide in revenue growth appears to be behind us. Earnings quality has also improved, as manifested in the narrowing gap between GAAP earnings and operating results.

     Massive amounts of sidelined cash and huge "short" positions in hedge funds have helped fuel the market's surge. Cash equivalents (money market funds and short-term deposits) totaled a record 60% of the stock market's overall value as of June 30, 2003. If investor confidence strengthens, there is adequate fuel for an ever-steamier market advance.

PORTFOLIO REVIEW

     While the Roszel/Seneca Large Cap Growth Portfolio appreciated sharply in the first half of 2003, its performance trailed the Russell1000 Growth benchmark. Many of the strongest performing stocks were speculative companies with no earnings or high P/E's. In particular, technology (especially Internet-related), utilities, and speculative micro-cap stocks have led the market. With our high quality company bias, outperformance has been especially difficult.

     Operating leverage is enormous in high quality technology companies after years of cost cutting. In the first half of this year the portfolio was slightly overweight information technology and our best performers from the sector include Intel, EMC and Xilinx.

     Health care has made the biggest contribution to our performance this year. While underweight in the sector, good stock selection has resulted in strong relative outperformance. Performance was negatively affected by our lack of exposure to telecommunication services and utilities, both of which have performed well this year. We continue, however, to find no compelling fundamental (earnings driven) reason to invest in those sectors. Their rebound from near-death is dramatic, but largely unconvincing.

OUTLOOK

     Although volatility may accelerate in coming months, we believe that a positive fundamental trend will persist through the balance of this year.

     Some of this leadership is well founded. But some of this year's leadership is sheer speculation as witnessed by the surging stock prices of micro-cap companies, companies emerging from bankruptcy and even companies still in bankruptcy. After the pain of the last few years, it is incredible that some investors are so willing to assume so much risk. We are not.

     Our equity team continues to invest in quality companies with good balance sheets, accelerating earnings and reasonable valuations. Opportunities are plentiful.

     The preceding commentary was prepared by the Portfolio's investment manager, Seneca Capital Management LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                       SINCE
                                                   SIX MONTHS++    INCEPTION+/++
                                                  --------------   --------------
Roszel/Seneca Large Cap Growth Portfolio .........   11.10%           (0.34)%
Russell 1000 Growth Index ........................   13.09%            2.94%
S&P 500 Index ....................................   11.76%            0.25%

---------------------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                      PERCENTAGE
TOP TEN HOLDINGS**                   OF NET ASSETS
---------------------------------   --------------
Applied Materials, Inc. .........        3.3%
United Parcel Service, Inc.
 (Class B) ......................        3.3
Wyeth ...........................        3.2
American Express Co. ............        3.2
Eli Lilly & Co. .................        3.2
Amgen, Inc. .....................        3.1
Wal-Mart Stores, Inc. ...........        3.1
Intel Corp. .....................        3.0
Emerson Electric Co. ............        3.0
AmerisourceBergen Corp. .........        3.0
----------------------------------      ----
   Total                                31.4%

---------------------
Excluding short-term investments and/or cash equivalents.


                                         PERCENTAGE
TOP TEN INDUSTRIES**                    OF NET ASSETS
------------------------------------   --------------
Pharmaceuticals ....................         13.9%
Health Care Equipment &
 Services ..........................          9.2
Semiconductors .....................          8.5
Media ..............................          6.3
Diversified Financials .............          5.8
Semiconductor Equipment ............          3.3
Air Freight & Couriers .............          3.3
Biotechnology ......................          3.1
General Merchandise Stores .........          3.1
Electrical Equipment ...............          3.0
-------------------------------------        ----
   Total                                     59.5%

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)        (IN U.S. DOLLARS)
--------------------------------------------------------------------------------




                                                SHARES             VALUE
                                        -------------------   -------------
COMMON STOCKS--93.2%
AIR FREIGHT & COURIERS--3.3%
United Parcel Service, Inc.
 (Class B) ..........................           1,550           $  98,735
                                                                ---------
BANKS--2.6% .........................
Bank of America Corp. ...............           1,000              79,030
                                                                ---------
BEVERAGES--2.8%
PepsiCo, Inc. .......................           1,850              82,325
                                                                ---------
BIOTECHNOLOGY--3.1%
Amgen, Inc. (a) .....................           1,420              94,345
                                                                ---------
COMPUTER HARDWARE--2.7%
International Business Machines
 Corp. ..............................             970              80,025
                                                                ---------
COMPUTER STORAGE &
 PERIPHERALS--2.1%
EMC Corp. (a) .......................           5,850              61,250
                                                                ---------
DIVERSIFIED FINANCIALS--5.8%
American Express Co. ................           2,260              94,491
Goldman Sachs Group, Inc. ...........             940              78,725
                                                                ---------
                                                                  173,216
                                                                ---------
ELECTRICAL EQUIPMENT--3.0%
Emerson Electric Co. ................           1,760              89,936
                                                                ---------
FOOD PRODUCTS--1.9%
General Mills, Inc. .................           1,220              57,840
                                                                ---------
GENERAL MERCHANDISE
 STORES--3.1%
Wal-Mart Stores, Inc. ...............           1,750              93,923
                                                                ---------
HEALTH CARE EQUIPMENT &
 SERVICES--9.2%
AmerisourceBergen Corp. .............           1,280              88,768
Medtronic, Inc. .....................           1,420              68,117
Wellpoint Health Networks,
 Inc. (a) ...........................             800              67,440
Zimmer Holdings, Inc. ...............           1,160              52,258
                                                                ---------
                                                                  276,583
                                                                ---------
HOME IMPROVEMENT
 RETAIL--2.4%
Lowe's Cos., Inc. ...................           1,670              71,727
                                                                ---------
HOUSEHOLD PRODUCTS--2.2%
Procter & Gamble Co. ................             750              66,885
                                                                ---------
INDUSTRIAL CONGLOMERATES--2.8%
3M Co. ..............................             640              82,547
                                                                ---------
INSURANCE--2.3%
American International Group,
 Inc. ...............................           1,260              69,527
                                                                ---------
MACHINERY--2.6% .....................
Deere & Co. .........................           1,670              76,319
                                                                ---------
MEDIA--6.3%
Clear Channel Communications,
 Inc. (a) ...........................           1,380              58,498
Comcast Corp. (Class A) (a) .........           1,780              53,720
Walt Disney Co. .....................           3,850              76,038
                                                                ---------
                                                                  188,256
                                                                ---------


                                                SHARES             VALUE
                                        -------------------   -------------
NETWORKING EQUIPMENT--2.3%
Cisco Systems, Inc. (a) .............           4,060           $  67,761
                                                                ---------
OIL & GAS EQUIPMENT &
 SERVICES--2.6%
Schlumberger, Ltd. ..................           1,660              78,966
                                                                ---------
PHARMACEUTICALS--13.9%
Eli Lilly & Co. .....................           1,370              94,489
Johnson & Johnson ...................           1,250              64,625
Merck & Co., Inc. ...................           1,200              72,660
Pfizer, Inc. ........................           2,580              88,107
Wyeth ...............................           2,090              95,199
                                                                ---------
                                                                  415,080
                                                                ---------
SEMICONDUCTOR
 EQUIPMENT--3.3%
Applied Materials, Inc. (a) .........           6,250              99,125
                                                                ---------
SEMICONDUCTORS--8.5%
Intel Corp. .........................           4,340              90,203
Taiwan Semiconductor
 Manufacturing Co., Ltd., ADR
  (a) ...............................           7,350              74,088
Xilinx, Inc. (a) ....................           3,500              88,585
                                                                ---------
                                                                  252,876
                                                                ---------
SYSTEMS SOFTWARE--2.4%
Microsoft Corp. .....................           2,830              72,476
                                                                ---------
TELECOMMUNICATIONS
 EQUIPMENT--2.0%
Motorola, Inc. ......................           6,210              58,560
                                                                ---------
TOTAL COMMON STOCKS
(Cost--$2,559,152)...................                           2,787,313
                                                                ---------


                                   PRINCIPAL
                                    AMOUNT
                                  ----------
SHORT-TERM SECURITIES--7.5%
REPURCHASE AGREEMENT (b)--7.5%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be re-
  ceived $224,257
  (Cost--$224,251).............   $224,251          224,251
                                                -----------
TOTAL INVESTMENTS--100.7%
(Cost--$2,783,403).............                   3,011,564
OTHER LIABILITIES IN EXCESS OF
 ASSETS--(0.7)% ...............                     (20,427)
                                                -----------
NET ASSETS--(100%) ............                 $ 2,991,137
                                                ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio.The investment in the repurchase agreement is through participation in a tri-party arrangement.


Glossary:

ADR -- American Depositary Receipt.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     We believe that the U.S. economy continues to recover after the "Greenspan soft patch" of 2002 and the end of the "major hostilities" in Iraq. The Roszel/Valenzuela Mid Cap Value Portfolio has increasingly become tilted towards a recovery in the capital markets and in the real economy. While the unemployment rate has gone up, it is still low by historic standards. Remember that unemployment touched 8% in the summer of 1992. Earnings expectations have come down for the second and third quarters, and interest rates are at historic lows. Most importantly, the aggressive changes in the tax laws (such as lower taxes on capital gains and dividend income, and greater accelerated depreciation on new investments) are a massive stimulant to the economy. Witness the changes in 1982 and 1986 and the subsequent bull market moves. The foregoing fiscal changes are in addition to the corporate cost cutting, low inventory-to-sales ratios, continued growth in personal and business productivity and, lastly, the unprecedented amount of activity in the housing market and in housing refinancing of the last eighteen months.


PORTFOLIO REVIEW

     Information Technology was the leading sector year-to-date with a slight overweighting. Each of the Portfolio's eleven Information Technology holdings during the first six months of the year contributed positively to the Portfolio's absolute return, as well as to the Portfolio's performance relative to the benchmark. In the first quarter, UTStarcom, Inc., a manufacturer and designer of switches and software for landline and wireless phone networks, posted an 80 percent increase in sales from a year earlier. Financials were strong performers at the benchmark weighting, with leadership from Doral Financial Corp., T. Rowe Price Group, and Legg Mason. Doral, the top security, has returned over 55% while in the Portfolio in 2003 (it remains a current holding). T. Rowe Price's first quarter 2003 results were better than expected, due primarily to lower operating expenses. A second quarter addition to Utilities helped the sector exceed the benchmark for the first six months of 2003. Calpine Corp., a leading North American power producer, added value to the Portfolio as the company continued to press forward in its current liquidity-enhancing program.

     Telecommunications stocks underperformed on a relative basis year-to-date. For the first six months of the year, the Roszel/Valenzuela Mid Cap Value Portfolio's average weighting in the sector was approximately one third that of the benchmark, with no Telecommunications positions whatsoever in the Portfolio during the second quarter. One holding, Sprint PCS Group, was sold off before the security appreciated in late May. Lackluster security selection in Industrials, with only Manpower Inc. (out of five positions) surpassing the benchmark, was a negative attribute for the year. Finally, in Health Care, poor performance by Applera Corp. and Covance Inc. dampened the solid return by Wellpoint Health Networks Inc. as well as the excellent performance of Omnicare, Inc.


OUTLOOK

     Relative to the Russell Midcap Value Index, the Roszel/Valenzuela Mid Cap Value Portfolio is modestly overweighted in cyclical sectors: Consumer Discretionary, Industrials and Materials. We are underweight in Financials because we feel that, as the economy recovers over the next nine to twenty-four months, interest rates--especially longer-term rates--will go moderately higher. Such increases generally augur badly for the share prices of Financials. Those Financials that we own are skewed towards stocks that will benefit from continued improvement in the capital markets; to wit, we own shares in brokers and asset managers. We are modestly overweighted in the Technology shares relative to the Russell Midcap Value. We believe that they represent good value on a price-to-book basis and will continue to be among the leaders as the economy improves.

     The near-term risks are twofold: 1) the recovery in corporate earnings continues to be fitful and ragged, which means that to outperform stock selection must be strong and avoid earnings disappointments, and 2) geopolitical risks do not recede and compel investors to return to their panicked caution of the first quarter of 2003.

     The preceding commentary was prepared by the Portfolio's investment manager, Valenzuela Capital Partners LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                        SINCE
                                                    SIX MONTHS++    INCEPTION+/++
                                                   --------------   --------------
Roszel/Valenzuela Mid Cap Value Portfolio .........   12.14%           (10.74)%
Russell Midcap Value Index ........................   13.11%            (0.64)%
S&P 500 Index .....................................   11.76%             0.25%

---------------------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                        PERCENTAGE
TOP TEN HOLDINGS**                     OF NET ASSETS
-----------------------------------   --------------
T Rowe Price Group, Inc. ..........         2.9%
Everest Re Group, Ltd. ............         2.7
Doral Financial Corp. .............         2.6
Legg Mason, Inc. ..................         2.6
State Street Corp. ................         2.5
Dominion Resources, Inc. ..........         2.4
MBNA Corp. ........................         2.4
Bear Stearns Cos., Inc. ...........         2.4
Sealed Air Corp. ..................         2.3
Pride International, Inc. .........         2.3
------------------------------------       ----
   Total                                   25.1%

---------------------
Excluding short-term investments and/or cash equivalents.


                                     PERCENTAGE
TOP TEN INDUSTRIES**                OF NET ASSETS
--------------------------------   --------------
Diversified Financials .........         16.8%
Electric Utilities .............         8.5
Media ..........................         7.4
Health Care Equipment &
   Services ....................         5.0
Containers & Packaging .........         4.2
Insurance ......................         4.2
Chemicals ......................         4.0
Electronic Equipment &
   Instruments .................         3.9
Oil & Gas Drilling .............         3.8
Banks ..........................         3.5
---------------------------------       ----
   Total                                61.3%

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                 SHARES             VALUE
                                          ------------------   ---------------
COMMON STOCKS--95.3%
APPAREL RETAIL--1.3%
TJX Cos., Inc. ........................           2,720          $   51,245
                                                                 ----------
BANKS--3.5%
Compass Bancshares, Inc. ..............           2,070              72,305
SouthTrust Corp. ......................           2,600              70,720
                                                                 ----------
                                                                    143,025
                                                                 ----------
CHEMICALS--4.0%
PPG Industries, Inc. (a) ..............           1,790              90,825
Praxair, Inc. .........................           1,190              71,519
                                                                 ----------
                                                                    162,344
                                                                 ----------
COMMERCIAL SERVICES &
  SUPPLIES--1.9%
Manpower, Inc. ........................           2,065              76,591
                                                                 ----------
COMPUTER & ELECTRONICS
  RETAIL--1.1%
Circuit City Stores, Inc. .............           5,000              44,000
                                                                 ----------
CONTAINERS & PACKAGING --4.2%
Pactiv Corp. (a) ......................           3,850              75,883
Sealed Air Corp. (a) ..................           2,000              95,320
                                                                 ----------
                                                                    171,203
                                                                 ----------
DISTRIBUTORS--1.4%
Hughes Supply, Inc. ...................           1,600              55,520
                                                                 ----------
DIVERSIFIED FINANCIALS--16.8%
Ambac Financial Group, Inc. ...........           1,240              82,150
Bear Stearns Cos., Inc. ...............           1,360              98,491
Doral Financial Corp. .................           2,350             104,927
Lehman Brothers Holdings, Inc..........           1,210              80,441
MBNA Corp. ............................           4,740              98,782
State Street Corp. ....................           2,540             100,076
T Rowe Price Group, Inc. ..............           3,140             118,535
                                                                 ----------
                                                                    683,402
                                                                 ----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES--2.1%
L-3 Communications Holdings,
  Inc. (a) ............................           1,950              84,806
                                                                 ----------
ELECTRIC UTILITIES--8.5%
Calpine Corp. (a) .....................          10,800              71,280
Cinergy Corp. .........................           2,200              80,938
Dominion Resources, Inc. ..............           1,540              98,976
FPL Group, Inc. .......................           1,390              92,921
                                                                 ----------
                                                                    344,115
                                                                 ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--3.9%
Flextronics International Ltd. (a).....           7,580              78,756
Intersil Corp. (Class A) (a) ..........           3,060              81,427
                                                                 ----------
                                                                    160,183
                                                                 ----------
HEALTH CARE EQUIPMENT &
  SERVICES--5.0%
Covance, Inc. (a) .....................           3,660              66,246
Omnicare, Inc. ........................           2,375              80,251
Wellpoint Health Networks,
  Inc. (a) ............................             690              58,167
                                                                 ----------
                                                                    204,664
                                                                 ----------

                                                 SHARES             VALUE
                                          ------------------   ----------------
HOUSEHOLD DURABLES--1.0%
Leggett & Platt, Inc. .................           1,970          $   40,385
                                                                 ----------
INSURANCE--4.2%
Everest Re Group, Ltd. ................           1,445             110,542
IPC Holdings Ltd. .....................           1,800              60,300
                                                                 ----------
                                                                    170,842
                                                                 ----------
INTEGRATED OIL & GAS--2.0%
Devon Energy Corp. ....................           1,535              81,969
                                                                 ----------
INVESTMENT COMPANIES--2.6%
Legg Mason, Inc. ......................           1,595             103,595
                                                                 ----------
LEISURE PRODUCTS--0.9%
Polaris Industries, Inc. ..............             600              36,840
                                                                 ----------
MACHINERY--1.9%
Parker Hannifin Corp. .................           1,860              78,101
                                                                 ----------
MEDIA--7.4%
Mediacom Communications
  Corp. (a) ...........................           8,580              84,685
Omnicom Group, Inc. ...................           1,080              77,436
Tribune Co. ...........................           1,460              70,518
Washington Post Co. ...................              95              69,625
                                                                 ----------
                                                                    302,264
                                                                 ----------
OIL & GAS DRILLING--3.8%
Nabors Industries, Ltd. (a) ...........           1,560              61,698
Pride International, Inc. (a) .........           4,960              93,347
                                                                 ----------
                                                                    155,045
                                                                 ----------
OIL & GAS EXPLORATION &
  PRODUCTION--2.3%
Pioneer Natural Resources
  Co. (a) .............................           3,565              93,047
                                                                 ----------
PAPER & FOREST
  PRODUCTS--1.1%
Pope & Talbot, Inc. ...................           3,870              42,764
                                                                 ----------
RAILROADS--1.7%
Norfolk Southern Corp. ................           3,670              70,464
                                                                 ----------
RESTAURANTS--2.1%
Ruby Tuesday, Inc. ....................           3,420              84,577
                                                                 ----------
SEMICONDUCTOR
  EQUIPMENT--3.5%
Brooks Automation, Inc. ...............           6,650              75,411
Novellus Systems, Inc. (a) ............           1,770              64,819
                                                                 ----------
                                                                    140,230
                                                                 ----------
SEMICONDUCTORS--1.3%
Analog Devices, Inc. ..................           1,530              53,275
                                                                 ----------
SPECIALTY STORES--1.6%
Staples, Inc. (a) .....................           3,580              65,693
                                                                 ----------
TELECOMMUNICATIONS
  EQUIPMENT--2.2%
Utstarcom, Inc. (a) ...................           2,530              89,992
                                                                 ----------
TEXTILES & APPAREL--2.0%
Liz Claiborne, Inc. ...................           2,345              82,661
                                                                 ----------
TOTAL COMMON STOCKS
(Cost--$3,422,471).....................                           3,872,842
                                                                 ----------

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/VALENZUELA MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                                       PRINCIPAL
                                        AMOUNT          VALUE
                                     ------------   -------------
SHORT-TERM SECURITIES--5.3%
REPURCHASE AGREEMENT (b)--5.3%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03, due
  07/01/03, total to be received
  $215,886 (Cost--$215,881)......... $ 215,881       $  215,881
                                                     ----------
TOTAL INVESTMENTS--100.6%
(Cost--$3,638,352)..................                  4,088,723
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(0.6)% ...................                    (25,364)
                                                     ----------
NET ASSETS--100.0% .................                 $4,063,359
                                                     ==========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     Chairman Alan Greenspan has led the Federal Reserve through two recessions and the country's longest economic expansion. He also appears willing to serve another six-year term if appointed. He has reinvigorated his policy of massive monetary ease and indicated there is no prospect of rising interest rates in the foreseeable future. After a string of 12 rate cuts, the Fed delivered another on June 25th. This resolve is bearing fruit. Short-term interest rates stand near zero and longer term Treasuries are at historical lows. Also, the housing market, typically a leading indicator of broad economic recovery, is buoyant.

     President Bush's tax reductions constitute a $350 billion economic stimulus. They include something for everyone, from dividend and capital gains tax reduction to more liberal depreciation allowances for business. In the "last hurrah," every dose of economic stimulus is welcome. This year the dollar has declined 14% against the Euro. A weaker dollar supports U.S. manufacturers and the profits of U.S. multinationals. Since more than a third of S&P 500 profits were derived from foreign operations last year, this is no small benefit for U.S. corporations or the stock market.

     Aggressive monetary policy, stimulative tax policy and dollar depreciation are a potent combination. The current economic slowdown may soon be retired.

     Since the lows of October 2002, U.S. stocks have climbed 27% on the broad averages. There is evidence of an economic upturn. First quarter profits were up 11.7% year over year. While cost cutting contributed to profitability, revenue growth was substantial and profit growth remains promising. Profit fundamentals are by no means robust, but previous belt tightening is boosting net income and the precipitous slide in revenue growth appears to be behind us. Earnings quality has also improved, as manifested in the narrowing gap between GAAP earnings and operating results.

     Massive amounts of sidelined cash and huge "short" positions in hedge funds have helped fuel the market's surge. Cash equivalents (money market funds and short-term deposits) totaled a record 60% of the stock market's overall value as of June 30, 2003. If investor confidence strengthens, there is adequate fuel for an ever-steamier market advance.

PORTFOLIO REVIEW

     While the Roszel/Seneca Mid Cap Growth Portfolio appreciated sharply in the first half of 2003, its performance trailed the Russell Midcap Growth benchmark. Many of the strongest performing stocks were speculative companies with no earnings or high P/E's. In particular, technology (especially Internet-related), utilities, and speculative micro-cap stocks have led the markets. With our high quality company bias, outperformance has been especially difficult.

     Operating leverage is enormous in high quality technology companies after years of cost cutting. In the first half of this year the portfolio was slightly overweight information technology and our best performers from the sector include Yahoo, Network Appliances and Broadcom.

     Health care made the biggest contribution to the portfolio's performance this year. While underweight in the sector, good stock selection (e.g., Biovail, and Gilead Sciences) resulted in strong relative outperformance. Performance was negatively affected by our lack of exposure to telecommunication services and utilities, both of which have performed well this year. We continue, however, to find no compelling fundamental (earnings driven) reason to invest in those sectors. Their rebound from near-death is dramatic, but largely unconvincing.


OUTLOOK

     Although volatility may accelerate in coming months, we believe that a positive fundamental trend will persist through the balance of this year.

     Some of this leadership is well founded. But some of this year's leadership is sheer speculation as witnessed by the surging stock prices of micro-cap companies, companies emerging from bankruptcy and even companies still in bankruptcy. After the pain of the last few years, it is incredible that some investors are so willing to assume so much risk. We are not.

     Our equity team continues to invest in quality companies with good balance sheets, accelerating earnings and reasonable valuations. Opportunities are plentiful.

     The preceding commentary was prepared by the Portfolio's investment manager, Seneca Capital Management LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                         SINCE
                                                    SIX MONTHS++     INCEPTION+/++
                                                   --------------   --------------
Roszel/Seneca Mid Cap Growth Portfolio .........       16.02%           (0.11)%
Russell Midcap Growth Index ....................       18.74%            7.35%
S&P 500 Index ..................................       11.76%            0.25%

---------------------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                              PERCENTAGE
TOP TEN HOLDINGS**                           OF NET ASSETS
-----------------------------------------   --------------
Gilead Sciences, Inc. ...................         4.6%
KLA--Tencor Corp. .......................         4.0
Altera Corp. ............................         3.8
Jabil Circuit, Inc. .....................         3.7
Wellpoint Health Networks, Inc. .........         3.3
AmerisourceBergen Corp. .................         3.3
Noble Corp. .............................         3.1
Intersil Corp. (Class A) ................         3.0
Best Buy Co., Inc. ......................         3.0
Becton, Dickinson & Co. .................         3.0
------------------------------------------       ----
   Total                                         34.8%

---------------------
Excluding short-term investments and/or cash equivalents.


                                         PERCENTAGE
TOP TEN INDUSTRIES**                    OF NET ASSETS
------------------------------------   --------------
Health Care Equipment &
                                             12.2%
   Services ........................
Electronic Equipment &
   Instruments .....................          8.5
Semiconductor Equipment ............          8.1
Media ..............................          7.5
Semiconductors .....................          6.2
Specialty Stores ...................          6.1
Pharmaceuticals ....................          5.7
Banks ..............................          5.4
Commercial Services & Supplies .....          5.1
Oil & Gas Drilling .................          3.1
-------------------------------------        ----
   Total                                     67.9%

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SENECA MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                          SHARES             VALUE
                                         --------         -----------
COMMON STOCKS--94.9%
BANKS--5.4%
Charter One Financial, Inc. ..........   2,581            $    80,476
New York Community Bancorp,
  Inc. ...............................   2,880                 83,779
                                                          -----------
                                                              164,255
                                                          -----------
BIOTECHNOLOGY--2.6%
Medimmune, Inc. (a) ..................   2,180                 79,287
                                                          -----------
CHEMICALS--2.1%
Ecolab, Inc. .........................   2,420                 61,952
                                                          -----------
COMMERCIAL SERVICES &
  SUPPLIES--5.1%
Fiserv, Inc. (a) .....................   2,140                 76,205
Weight Watchers
  International, Inc. (a) ............   1,690                 76,878
                                                          -----------
                                                              153,083
                                                          -----------
COMPUTER & ELECTRONICS
  RETAIL--3.0%
Best Buy Co., Inc. (a) ...............   2,050                 90,036
                                                          -----------
COMPUTER STORAGE
  & PERIPHERALS--2.5%
Network Appliance, Inc. (a) ..........   4,590                 74,404
                                                          -----------
CONTAINERS & PACKAGING--1.5%
Ball Corp. ...........................   1,000                 45,510
                                                          -----------
DIVERSIFIED
  FINANCIALS--2.0%
Providian Financial
  Corp. (a) ..........................   6,430                 59,542
                                                          -----------
ELECTRICAL
  EQUIPMENT--2.2%
National Semiconductor Corp. (a)......   3,320                 65,470
                                                          -----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--8.5%
Intersil Corp. (Class A) (a) .........   3,430                 91,272
Jabil Circuit, Inc. (a) ..............   5,070                112,047
Sanmina-SCI Corp. (a) ................   8,520                 53,761
                                                          -----------
                                                              257,080
                                                          -----------
GENERAL MERCHANDISE STORES--2.1%
Dollar Tree Stores, Inc. (a) .........   1,960                 62,191
                                                          -----------
HEALTH CARE EQUIPMENT &
  SERVICES--12.2%
AmerisourceBergen Corp. ..............   1,420                 98,477
Becton, Dickinson & Co. ..............   2,290                 88,966
Stryker Corp. ........................   1,170                 81,163
Wellpoint Health
  Networks, Inc. (a) .................   1,180                 99,474
                                                          -----------
                                                              368,080
                                                          -----------
INVESTMENT COMPANIES--0.9%
Janus Capital Group, Inc. ............   1,590                 26,076
                                                          -----------
MACHINERY--2.5%
ITT Industries, Inc. .................   1,170                 76,588
                                                          -----------
MEDIA--7.5%
Dow Jones & Co., Inc. ................   1,810                 77,884
Lamar Advertising Co. (a) ............   2,240                 78,871
Univision Communications, Inc.
  (Class A) (a) ......................   2,310                 70,224
                                                          -----------
                                                              226,979
                                                          -----------


                                          SHARES             VALUE
                                         --------         -----------
OIL & GAS DRILLING--3.1%
Noble Corp. (a) ......................   2,690            $    92,267
                                                          -----------
OIL & GAS EQUIPMENT &
  SERVICES--2.9%
Cooper Cameron Corp. .................   1,730                 87,157
                                                          -----------
PERSONAL PRODUCTS--2.4%
Estee Lauder Cos., Inc. (Class A).....   2,170                 72,760
                                                          -----------
PHARMACEUTICALS--5.7%
Gilead Sciences, Inc. (a) ............   2,520                140,062
IVAX Corp. (a) .......................   1,810                 32,308
                                                          -----------
                                                              172,370
                                                          -----------
RESTAURANTS--0.3%
Yum! Brands, Inc. (a) ................     310                  9,164
                                                          -----------
SEMICONDUCTOR
  EQUIPMENT--8.1%
Emulex Corp. (a) .....................   2,580                 58,747
KLA-Tencor Corp. (a) .................   2,570                119,479
Nvidia Corp. (a) .....................   2,900                 66,729
                                                          -----------
                                                              244,955
                                                          -----------
SEMICONDUCTORS--6.2%
Altera Corp. (a) .....................   6,990                114,636
Broadcom Corp. (Class A) (a) .........   2,930                 72,986
                                                          -----------
                                                              187,622
                                                          -----------
SPECIALTY STORES--6.1%
Bed Bath & Beyond, Inc. (a) ..........   1,530                 59,379
Staples, Inc. (a) ....................   3,730                 68,446
Williams-Sonoma, Inc. (a) ............   1,950                 56,940
                                                          -----------
                                                              184,765
                                                          -----------
TOTAL COMMON STOCKS
(Cost--$2,530,673)....................                      2,861,593
                                                          -----------


                                       PRINCIPAL
                                        AMOUNT
                                     ------------
SHORT-TERM SECURITIES--7.4%
REPURCHASE AGREEMENT (b)--7.4%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $221,111
  (Cost--$221,106).................. $ 221,106          221,106
                                                    -----------
TOTAL INVESTMENTS--102.3%
(Cost--$2,751,779)..................                  3,082,699
OTHER LIABILITIES IN
  EXCESS OF ASSETS--(2.3)% .........                    (68,065)
                                                    -----------
NET ASSETS--100.0% .................                $ 3,014,634
                                                    ===========

--------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     Equity returns were very positive in the first half of 2003. In the first quarter, however, risk premiums for stocks rose dramatically, reflecting concerns about the Iraqi invasion and its potential economic impact. In a rising risk premium environment, small cap stocks generally under perform larger cap stocks. The success of the Iraqi operation coupled with compelling valuations, increased monetary and fiscal stimulus, better than expected earnings, and declining corporate bond spreads were the impetus for a strong rally in stock prices. As risk premiums began to decline, small cap stocks resumed their leadership with returns significantly greater than the S&P 500 for the six months.


PORTFOLIO REVIEW

     The Rozel/NWQ Small Cap Value Portfolio returns exceeded the Russell 2000 Value index.

     The best performing sectors in the Russell 2000 Value index were health care, technology and consumer discretionary. Despite a neutral or underweighted position in these sectors, the Portfolio outperformed, reflecting strong stock selection. Our research team searches for undervalued stocks with catalysts. This bottom up investment process emphasizes not only a rigorous analysis of a company's earnings but also its cash flow and the integrity of its balance sheet. The fruits of this process were evident in the strong returns generated by our holdings in technology--Actel, Cadence Design, Maxtor and Numerical Technologies. In the finance sector our holdings in Americredit, FPIC, Friedman Billings, and Indymac Bancorp significantly outperformed. The markets fundamentally misvalued these stocks. Our holdings in mortgage REITs, which outperformed in the declining markets, also had very positive returns this year. These companies benefit from a steep yield curve, i.e., short-term interest rates lower than longer-term rates. Within producer durables, the stocks of Chicago Bridge and Iron and Sauer Danfoss had significant appreciation reflecting improved demand and good management execution. Soutwestern Energy, an under-appreciated exploration and production company combined with a natural gas distribution company appreciated significantly.

     The performance of Tropical Sportswear and Quaker Fabrics was disappointing. Both stocks, however, are very cheap, trading at a discount to tangible book value. While the demand environment remains difficult, Quaker continues to execute and has been gaining market share in the residential furniture fabric market. Tropical has recovered from its production problems in the fourth quarter, but demand in the men's apparel market remains depressed. In the wake of Carl Icahn's establishment of a position in Tropical, the company is evaluating strategic alternatives to maximize value for the shareholder. Finally, the basic industry sector has been a notable underperformer in recent months. The decline in the U.S. dollar, combined with the Federal Reserve's determination to reignite the economy and significant under valuation, suggest the potential for very positive returns.


OUTLOOK

     The anticipated bounce in economic activity after the Iraq war has failed to materialize thus far. The outlook for economic growth, however, may be improving due to the combination of massive fiscal and monetary stimulus and a declining U.S. dollar. The new tax cuts are front-end loaded and the stimulus could be as much as 1.5% of GDP. Importantly, the Fed has lowered interest rates to a forty-year low and the sharp decline in the dollar is making U.S. manufacturers more competitive. Finally the strong rally of the stock market should bolster consumer and business confidence.

     While the valuation gap between large and small cap stocks has narrowed, small cap has historically outperformed in periods characterized by an improving economy, a steep yield curve and falling corporate bond spreads. We believe small cap is still the leadership in the stock market. More importantly, the stocks in the Rozel/NWQ Small Cap Value Portfolio are under valued and offer excellent risk/reward characteristics.

     The preceding commentary was prepared by the Portfolio's investment manager, NWQ Investment Management Company, LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                       SINCE
                                                  SIX MONTHS++     INCEPTION+/++
                                                 --------------   --------------
Roszel/NWQ Small Cap Value Portfolio .........       17.64%           (8.94)%
Russell 2000 Value Index .....................       16.49%           (3.80)%
S&P 500 Index ................................       11.76%            0.25%

----------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                       PERCENTAGE
TOP TEN HOLDINGS**                    OF NET ASSETS
------------------------------------ --------------
PMA Capital Corp. (Class A) ........       4.4%
Maxtor Corp. .......................       4.3
Kennametal, Inc. ...................       4.2
Sappi, Ltd., ADR ...................       3.9
Griffon Corp. ......................       3.9
FPIC Insurance Group, Inc. .........       3.8
Del Monte Foods Co. ................       3.8
IndyMac Bancorp, Inc. ..............       3.7
Quaker Fabric Corp. ................       3.4
AmeriCredit Corp. ..................       3.3
------------------------------------     -----
   Total                                 38.7%




                                    PERCENTAGE
TOP TEN INDUSTRIES**               OF NET ASSETS
--------------------------------- --------------
Metals & Mining .................       11.1%
Diversified Financials ..........        9.4
Insurance .......................        9.4
Oil & Gas Exploration &
   Production ...................        7.7
Machinery .......................        7.0
Textiles & Apparel ..............        6.7
Computer Storage &
   Peripherals ..................        6.4
Paper & Forest Products .........        6.3
Containers & Packaging ..........        4.7
Building Products ...............        3.9
---------------------------------       ----
   Total                                72.6%

----------

**   Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                 SHARES           VALUE
                                           ----------------   --------------
COMMON STOCKS--93.9%
BUILDING PRODUCTS--3.9%
Griffon Corp. (a) ......................           9,379         $  150,064
                                                                 ----------
CHEMICALS--2.9%
Agrium, Inc. ...........................           7,400             81,104
PolyOne Corp. ..........................           7,117             31,671
                                                                 ----------
                                                                    112,775
                                                                 ----------
COMMERCIAL SERVICES &
  SUPPLIES--3.7%
Financial Federal Corp. (a) ............           3,507             85,571
Ritchie Bros. Auctioneers, Inc. (a).....           1,541             59,344
                                                                 ----------
                                                                    144,915
                                                                 ----------
COMPUTER STORAGE &
  PERIPHERALS--6.4%
Maxtor Corp. (a) .......................          22,400            168,224
Quantum Corp. (a) ......................          19,700             79,785
                                                                 ----------
                                                                    248,009
                                                                 ----------
CONSTRUCTION &
  ENGINEERING-- 3.0%
Chicago Bridge & Iron Co. NV ...........           5,200            117,936
                                                                 ----------
CONSTRUCTION MATERIALS--1.4%
Roper Industries, Inc. .................           1,472             54,758
                                                                 ----------
CONTAINERS & PACKAGING--4.7%
Packaging Corp. of America (a) .........           4,400             81,092
Smurfit-Stone Container Corp. (a).......           7,770            101,243
                                                                 ----------
                                                                    182,335
                                                                 ----------
DIVERSIFIED FINANCIALS--9.4%
AmeriCredit Corp. (a) ..................          15,100            129,105
Friedman, Billings, Ramsey Group,
  Inc. (Class A) .......................           4,365             58,491
IndyMac Bancorp, Inc. ..................           5,616            142,759
MFA Mortgage Investments, Inc. .........           3,500             35,140
                                                                 ----------
                                                                    365,495
                                                                 ----------
DRUG RETAIL--1.0%
Longs Drug Stores Corp. ................           2,400             39,840
                                                                 ----------
FOOD PRODUCTS--3.8%
Del Monte Foods Co. (a) ................          16,484            145,719
                                                                 ----------
INSURANCE--9.4%
FPIC Insurance Group, Inc. (a) .........          10,600            147,022
PMA Capital Corp. (Class A) ............          13,420            168,689
Triad Guaranty, Inc. (a) ...............           1,300             49,335
                                                                 ----------
                                                                    365,046
                                                                 ----------
MACHINERY--7.0%
Kennametal, Inc. .......................           4,809            162,736
Sauer-Danfoss, Inc. ....................          10,300            110,725
                                                                 ----------
                                                                    273,461
                                                                 ----------
METALS & MINING--11.1%
Arch Coal, Inc. ........................           1,700             39,066
Century Aluminum Co. ...................          13,100             92,093
Gibraltar Steel Corp. ..................           4,961            101,601
Imco Recycling, Inc. (a) ...............          15,500            102,920
Reliance Steel & Aluminum Co. ..........           4,500             93,150
                                                                 ----------
                                                                    428,830
                                                                 ----------


                                                 SHARES            VALUE
                                           -----------------   --------------
OIL & GAS EQUIPMENT &
  SERVICES--0.7%
Stolt Offshore SA (Class B),
  ADR (a) ..............................          17,389         $   27,127
                                                                 ----------
OIL & GAS EXPLORATION &
  PRODUCTION--7.7%
Forest Oil Corp. (a) ...................           3,763             94,527
Remington Oil & Gas Corp. (a) ..........           4,234             77,821
Southwestern Energy Co. (a) ............           8,321            124,898
                                                                 ----------
                                                                    297,246
                                                                 ----------
OIL & GAS REFINING &
  MARKETING--1.9%
Frontier Oil Corp. .....................           4,900             74,480
                                                                 ----------
PAPER & FOREST PRODUCTS--6.3%
Sappi, Ltd., ADR .......................          12,346            152,473
Wausau-Mosinee Paper Corp. .............           8,134             91,101
                                                                 ----------
                                                                    243,574
                                                                 ----------
REAL ESTATE--2.9%
Anthracite Capital, Inc. ...............           4,410             53,185
RAIT Investment Trust ..................           2,170             57,505
                                                                 ----------
                                                                    110,690
                                                                 ----------
TEXTILES & APPAREL--6.7%
Quaker Fabric Corp. ....................          19,983            131,888
Tropical Sportswear International
  Corp. (a) ............................          17,481            126,736
                                                                 ----------
                                                                    258,624
                                                                 ----------
TOTAL COMMON STOCKS
(Cost--$3,294,084)......................                          3,640,924
                                                                 ----------


                                PRINCIPAL
                                  AMOUNT
                                ----------
SHORT-TERM SECURITIES--5.5%
REPURCHASE AGREEMENT (b)--5.5%
Nomura Securities International,
 Inc., 0.89%, dated 06/30/03,
 due 07/01/03, total to be
 received $212,072
 (Cost--$212,067)............   $212,067         212,067
                                             -----------
TOTAL INVESTMENTS--99.4%
(Cost--$3,506,151) ..........                  3,852,991
OTHER ASSETS LESS
  LIABILITIES--0.6% .........                     24,537
                                             -----------
NET ASSETS--100.0% ..........                $ 3,877,528
                                             ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:

ADR--American Depositary Receipt.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     A swift end to the war in Iraq and a warm reception to Congress' stimulus package led to strong performance for stocks since we took over managing the Portfolio on March 3. Smaller capitalization stocks in particular did well, with the Russell 2000 Growth Index outperforming the large capitalization Russell 1000 Growth by a considerable margin. This current rally has been longer lived compared to previous rallies of the past few years as the Russell 2000 Growth Index was up for four consecutive months for the first time since 1999.


PORTFOLIO REVIEW

     The Roszel/Delaware Small-Mid Cap Growth Portfolio was up strongly as well from March 3 through June 30, 2003, but our returns did slightly trail those of the benchmark Russell 2500 Growth Index. Gains were widespread as all eleven sectors of the Russell 2500 Growth index were up at least 10%. Technology stocks, bolstered by improved sentiment and a belief that corporate capital spending will improve, were among the best performers during the period. Our underweight in this sector relative to the index was a main factor in our relative underperformance. Healthcare stocks, particularly biotechnology related names, also performed well as several companies announced positive results relating to drugs in development. Among individual stocks, Protein Design Labs was one of the best performers as it was up over 90% after reporting positive developments regarding its drug for inflammatory bowel disease. Jack Henry and Applied Micro Circuits are two technology names that performed well, with each up more than 50%.

     Few stocks posted declines during the period. Cerner was the biggest negative contributor to performance as it declined after warning that earnings would not live up to expectations. We exited from Cerner as a result of this announcement.


OUTLOOK

     Looking forward, we are encouraged by the market's recent strength and are hopeful that the lows of the last few years will not be revisited. We feel that the next few months will be critical in determining whether the current rally can be sustained as many companies, particularly technology related stocks, will be expected to live up to the current high expectations surrounding their future prospects.

     The preceding commentary was prepared by the Portfolio's investment manager, Delaware
Management Company.


----------

     It is important to note that the discussion above relates to the activities of the Portfolio from March 3, 2003 through June 30, 2003. On March 3, Delaware Management Company assumed responsibility for managing this Portfolio, which was formerly the Roszel/Neuberger Berman Small Cap Growth Portfolio, and the Portfolio's name was changed to reflect the new arrangement. Neuberger Berman was replaced as investment manager because of the complete turnover, on January 1, 2003, of the investment team that handled the Portfolio.


     As manager of the MLIG Variable Insurance Trust, Roszel Advisors undertook a careful review of the change and its potential impact. We carefully examined the personnel changes at Neuberger Berman and assessed the new investment team, its investment process and its performance record. We also looked at potential alternatives to Neuberger Berman and concluded that the Trust's shareholders would be better served by a change in the Portfolio's investment manager.


     The replacement of an investment manager, when circumstances warrant, is one of the ways that Roszel Advisors' investment oversight adds value for our clients. We are pleased to have Delaware as a new investment manager to the Trust.


                                                           Roszel Advisors, LLC

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                 SINCE
                                                            SIX MONTHS++     INCEPTION+/++
                                                           --------------   --------------
Roszel/Delaware Small-Mid Cap Growth Portfolio .........       16.70%           (11.08)%
Russell 2500 Growth Index ..............................       18.79%             4.11%
S&P 500 Index ..........................................       11.76%             0.25%

----------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                          PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
--------------------------------------- --------------
Gray Television, Inc. .................       2.8%
Cheesecake Factory, Inc. ..............       2.7
Krispy Kreme Doughnuts, Inc. ..........       2.6
PartnerRe Ltd. ........................       2.4
City National Corp. ...................       2.4
D.R. Horton, Inc. .....................       2.2
Gentex Corp. ..........................       2.1
Coach, Inc. ...........................       2.1
Fisher Scientific International, Inc.         2.0
Cumulus Media, Inc. (Class A) .........       1.9
---------------------------------------      ----
   Total ..............................      23.2%




                                       PERCENTAGE
TOP TEN INDUSTRIES**                  OF NET ASSETS
------------------------------------ --------------
Media ..............................       7.5%
Insurance ..........................       7.3
Banks ..............................       7.2
Restaurants ........................       6.8
Health Care Equipment &
 Services ..........................       5.4
Biotechnology ......................       4.7
Semiconductor Equipment ............       4.3
Pharmaceuticals ....................       3.8
Commercial Services & Supplies .....       3.6
Specialty Stores ...................       3.5
------------------------------------      ----
   Total ...........................      54.1%

----------

**   Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                               SHARES             VALUE
                                        ------------------   ---------------
COMMON STOCKS--89.4%
AIR FREIGHT & COURIERS--0.5%
UTI Worldwide, Inc. .................             300          $    9,357
                                                               ----------
APPAREL RETAIL--2.1%
Coach, Inc. (a) .....................             800              39,792
                                                               ----------
APPLICATION SOFTWARE--0.9%
Quest Software, Inc. (a) ............           1,500              17,850
                                                               ----------
AUTOMOBILES--0.5%
Group 1 Automotive, Inc. (a) ........             300               9,723
                                                               ----------
BANKS--7.2%
City National Corp. .................           1,000              44,560
Cullen/Frost Bankers, Inc. ..........             900              28,890
Downey Financial Corp. ..............             600              24,780
Sovereign Bancorp, Inc. .............             700              10,955
Webster Financial Corp. .............             700              26,460
                                                               ----------
                                                                  135,645
                                                               ----------
BIOTECHNOLOGY--4.7%
CV Therapeutics, Inc. (a) ...........           1,000              29,660
Exelixis, Inc. (a) ..................           1,600              11,104
Neurocrine Biosciences, Inc. (a).....             600              29,964
Protein Design Labs, Inc. ...........           1,300              18,174
                                                               ----------
                                                                   88,902
                                                               ----------
BUILDING PRODUCTS--2.2%
D.R. Horton, Inc. ...................           1,500              42,150
                                                               ----------
CASINOS & GAMING--0.7%
Wynn Resorts Ltd. ...................             700              12,383
                                                               ----------
CATALOG RETAIL--1.0%
MSC Industrial Direct
  Co., Inc. (a) .....................           1,100              19,690
                                                               ----------
COMMERCIAL SERVICES &
  SUPPLIES--3.6%
Advisory Board Co. (a) ..............             200               8,104
Career Education Corp. (a) ..........             300              20,526
Rent-A-Center, Inc. (a) .............             300              22,743
Resources Connection, Inc. (a) ......             700              16,702
                                                               ----------
                                                                   68,075
                                                               ----------
COMPUTER & ELECTRONICS
  RETAIL--0.2%
GameStop Corp. (a) ..................             300               3,876
                                                               ----------
CONSTRUCTION &
  ENGINEERING--0.5%
WCI Communities, Inc. (a) ...........             500               9,615
                                                               ----------
CONSTRUCTION MATERIALS--0.4%
Roper Industries, Inc. ..............             219               8,147
                                                               ----------
DIVERSIFIED FINANCIALS--3.3%
Doral Financial Corp. ...............             500              22,325
IndyMac Bancorp, Inc. ...............             700              17,794
RenaissanceRe Holdings Ltd. .........             500              22,760
                                                               ----------
                                                                   62,879
                                                               ----------
DIVERSIFIED TELECOMMUNICATION
  SERVICES--1.3%
West Corp. (a) ......................             900              23,985
                                                               ----------
ELECTRICAL EQUIPMENT--1.6%
Mettler Toledo International,
  Inc. (a) ..........................             800              29,320
                                                               ----------


                                               SHARES             VALUE
                                        ------------------   --------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--2.1%
Gentex Corp. (a) ....................           1,300          $   39,793
                                                               ----------
FOOD PRODUCTS--1.6%
American Italian Pasta Co. (a) ......             700              29,155
                                                               ----------
GENERAL MERCHANDISE
  STORES--1.7%
Dollar Tree Stores, Inc. (a) ........           1,000              31,730
                                                               ----------
HEALTH CARE EQUIPMENT &
  SERVICES--5.4%
Coventry Health Care, Inc. (a) ......             300              13,848
Cytyc Corp. (a) .....................           1,900              19,988
Fisher Scientific International,
  Inc. (a) ..........................           1,100              38,390
Priority Healthcare Corp.
  (Class B) (a) .....................             700              12,985
Tanox, Inc. .........................             700              11,235
Triad Hospitals, Inc. (a) ...........             200               4,964
                                                               ----------
                                                                  101,410
                                                               ----------
HOTELS--2.7%
Extended Stay America, Inc. (a)......           1,900              25,631
Four Seasons Hotels, Inc. ...........             600              25,956
                                                               ----------
                                                                   51,587
                                                               ----------
HOUSEHOLD DURABLES--1.6%
KB Home .............................             500              30,990
                                                               ----------
INSURANCE--7.3%
HCC Insurance Holdings, Inc. ........           1,000              29,570
Hilb, Rogal & Hamilton Co. ..........             400              13,616
IPC Holdings Ltd. ...................             500              16,750
PartnerRe Ltd. ......................             900              45,999
W.R. Berkley Corp. ..................             600              31,620
                                                               ----------
                                                                  137,555
                                                               ----------
INTERNET SOFTWARE &
  SERVICES--1.5%
Getty Images, Inc. (a) ..............             700              28,910
                                                               ----------
IT CONSULTING & SERVICES--0.5%
Anteon International Corp. ..........             303               8,457
                                                               ----------
LEISURE FACILITIES--1.0%
Entravision Communications
  Corp. (Class A) ...................           1,600              18,160
                                                               ----------
MEDIA--7.5%
Cumulus Media, Inc. (Class A) .......           1,900              35,967
Gray Television, Inc. ...............           4,300              53,320
Mediacom Communications
  Corp. .............................           2,500              24,675
Westwood One, Inc. (a) ..............             800              27,144
                                                               ----------
                                                                  141,106
                                                               ----------
OIL & GAS DRILLING--1.8%
Pride International, Inc. (a) .......           1,300              24,466
Rowan Cos., Inc. ....................             400               8,960
                                                               ----------
                                                                   33,426
                                                               ----------
PHARMACEUTICALS--3.8%
Medicis Pharmaceutical Corp.
  (Class A) (a) .....................             500              28,350
Noven Pharmaceuticals, Inc. (a)......             900               9,216
Trimeris, Inc. (a) ..................             500              22,840
XOMA, Ltd. (a) ......................           2,100              11,193
                                                               ----------
                                                                   71,599
                                                               ----------

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                                           SHARES        VALUE
                                          --------   -------------
COMMON STOCKS--(CONTINUED)
RESTAURANTS--6.8%
Cheesecake Factory, Inc. (a) ..........   1,400      $   50,246
Krispy Kreme Doughnuts,
  Inc. (a) ............................   1,200          49,416
Landry's Restaurants, Inc. ............     600          14,160
PF Chang's China
  Bistro, Inc. (a) ....................     300          14,763
                                                     ----------
                                                        128,585
                                                     ----------
SEMICONDUCTOR EQUIPMENT--4.3%
Cymer, Inc. (a) .......................     900          28,404
Emulex Corp. (a) ......................     800          18,216
Integrated Circuit
  Systems, Inc. (a) ...................     700          22,001
Micrel, Inc. (a) ......................   1,100          11,429
                                                     ----------
                                                         80,050
                                                     ----------
SEMICONDUCTORS--0.6%
Applied Micro Circuits Corp. (a).......   1,900          11,495
                                                     ----------
SPECIALTY STORES--3.5%
Petsmart, Inc. (a) ....................   1,600          26,672
Tuesday Morning Corp. (a) .............     800          21,040
Williams-Sonoma, Inc. (a) .............     600          17,520
                                                     ----------
                                                         65,232
                                                     ----------
SYSTEMS SOFTWARE--1.8%
Henry (Jack) & Associates, Inc. .......   1,900          33,801
                                                     ----------
TELECOMMUNICATIONS
  EQUIPMENT--1.6%
CIENA Corp. (a) .......................   1,700           8,823
Tekelec (a) ...........................   1,900          21,470
                                                     ----------
                                                         30,293
                                                     ----------
TRUCKING--1.6%
Arkansas Best Corp. ...................     600          14,274
Swift Transportation Co., Inc. (a).....     800          14,896
                                                     ----------
                                                         29,170
                                                     ----------
TOTAL COMMON STOCKS
(Cost--$1,390,260).....................               1,683,893
                                                     ----------



                                     PRINCIPAL
                                      AMOUNT           VALUE
                                   ------------   ---------------
SHORT-TERM SECURITIES--15.6%
REPURCHASE AGREEMENT (b)--15.6%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $293,444
  (Cost--$293,437)..............   $ 293,437       $   293,437
                                                   -----------
TOTAL INVESTMENTS--105.0%
(Cost--$1,683,697)..............                     1,977,330
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(5.0)% ...............                       (94,207)
                                                   -----------
NET ASSETS--100.0% .............                   $ 1,883,123
                                                   ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     Growing optimism regarding the global economy, combined with the abatement of many of the issues with which investors were most concerned during the first quarter, led to a sharp rebound in markets around the world during the second quarter. As the war in Iraq and the SARS crisis subsided, investor sentiment swung dramatically upward from its March doldrums. Additional economic stimulus aided in the markets' improvement: the Federal Reserve's rate cut, as well as tax cuts in the U.S. (and, potentially, in Germany), served to increase confidence in a late-2003 economic recovery. Despite this change in sentiment, however, few tangible signs of the incipient recovery have surfaced in governments' economic reports. The second quarter's rally was broad-based, with all sectors seeing double-digit gains. However, the more volatile, less profitable companies that had been hardest hit by previous market weakness achieved the strongest gains within each sector. Regionally, returns were fairly consistent, with Europe and Asia both generating mid-teens percentage gains in local currency terms; the gain in European markets was, however, enhanced by continued strength in the euro.


PORTFOLIO REVIEW

     The Roszel/Lazard International Portfolio benefited from strength in holdings in the industrial sector (especially Siemens) and a rebound in Endesa, the Spanish utility, during the first quarter. Results for financial stocks were mixed: bank holdings based in Italy and Ireland performed well, and U.K. financials rebounded late in the quarter from earlier weakness; however, financial holdings with more exposure to capital markets activity underperformed. European energy stocks such as Eni (which had previously held up well during the market's decline) underperformed during the quarter.


     As opposed to their mixed performance in the first quarter, in the second quarter Roszel/Lazard International Portfolio's financial stocks produced strong gains, particularly among companies poised to benefit from stronger capital markets. UBS, for example, rose on first-quarter results that were impressive overall relative to its performance in the second half of 2002 and well above expectations. European energy stocks, especially Total, recovered from their underperformance, performing uncharacteristically well in the rally. Performance was hurt by the general market environment, which was characterized by outperformance of more volatile, lower quality stocks.


OUTLOOK

     The recent market rally began in the days leading up to the Iraq war, precisely when investors were at their most despondent, illustrating the tremendous difficulty of predicting short-term market movements. While the more speculative stocks that had been hardest hit during the extended market decline have dominated the early stages of this rally, we believe the rally will broaden to include more financially productive, relative value stocks.


     The preceding commentary was prepared by the Portfolio's investment manager, Lazard Asset Management LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                        SINCE
                                                   SIX MONTHS++     INCEPTION+/++
                                                  --------------   --------------
Roszel/Lazard International Portfolio .........       7.58%            (3.93)%
MSCI EAFE Index ...............................       9.85%            (6.06)%

---------------------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

HOLDINGS BY COUNTRY

(AS A PERCENTAGE OF COMMON STOCKS)
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


                                     Italy
                                      6.2%

                                     Japan
                                      6.6%

                                     Other
                                     13.5%**

                                  Netherlands
                                     10.6%

                                     France
                                     11.6%

                                  Switzerland
                                     14.6%

                                 United Kingdom
                                     36.9%

---------------------

** Other includes countries which represent less than 3.2% (Spain, Finland, Ireland, Denmark and Germany).

HOLDINGS BY INDUSTRY
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]

                                     Cash &
                                Cash Equivalents
                                      5.3%

                                   Beverages
                                      8.0%

                                 Food Products
                                     11.7%

                             Diversified Financials
                                     11.9%

                                Pharmaceuticals
                                     12.8%

                                     Other
                                    23.2%**

                              Integrated Oil & Gas
                                     14.2%

                                     Banks
                                     12.9%


---------------------
** Other includes industries which represent less than 3.5% (Household Products, Office Electronics, Wireless Services, Electric Utilities, Telecommunication Equipment, Food Retail, Insurance, Industrial Conglomerates and Retailing).




                                       PERCENTAGE
TOP TEN HOLDINGS**                    OF NET ASSETS
----------------------------------   --------------
Total SA, ADR ....................        4.2%
GlaxoSmithKline plc, ADR .........        4.1
Diageo plc, ADR ..................        4.1
Nestle SA, ADR (Registered) ......        4.0
HSBC Holdings plc, ADR ...........        4.0
Cadbury Schweppes plc, ADR .......        4.0
UBS AG (Registered) ..............        4.0
Barclays plc, ADR ................        3.9
Heineken NV, ADR .................        3.9
Novartis AG, ADR .................        3.9
-----------------------------------      -----
   Total                                 40.1%

---------------------
**   Excluding short-term investments and/or cash equivalents.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                SHARES            VALUE
                                        -------------------   --------------
COMMON STOCKS--94.7%
DENMARK--2.0%
Danske Bank A/S, ADR ................           2,400           $  46,738
                                                                ---------
FINLAND--2.9%
Nokia OYJ, ADR ......................           4,200              69,006
                                                                ---------
FRANCE--11.0%
Aventis SA, ADR .....................             800              43,760
AXA, ADR ............................           3,000              46,830
Societe Generale, ADR ...............           5,500              69,850
Total SA, ADR .......................           1,300              98,540
                                                                ---------
                                                                  258,980
                                                                ---------
GERMANY--2.0%
Siemens AG, ADR .....................             950              46,408
                                                                ---------
IRELAND--2.9%
Allied Irish Bank plc, ADR ..........           2,300              68,793
                                                                ---------
ITALY--5.9%
ENI--Ente Nazionale Idrocarburi
  SpA, ADR ..........................           1,200              91,248
Sanpaolo IMI SpA, ADR ...............           2,500              47,050
                                                                ---------
                                                                  138,298
                                                                ---------
JAPAN--6.2%
Canon, Inc., ADR ....................           1,600              73,040
Kao Corp., ADR ......................             400              74,453
                                                                ---------
                                                                  147,493
                                                                ---------
NETHERLANDS--10.1%
ABN Amro Holdings NV, ADR ...........           3,700              70,633
Heineken NV, ADR ....................           2,600              92,257
Royal Dutch Petroleum Co. (NY
  Registered Shares) ................           1,600              74,592
                                                                ---------
                                                                  237,482
                                                                ---------
SPAIN--3.0%
Endesa SA, ADR ......................           4,300              70,090
                                                                ---------
SWITZERLAND--13.8%
Compagnie Financiere
  Richemont AG, ADR .................           2,800              45,270
Nestle SA, ADR (Registered) .........           1,850              95,434
Novartis AG, ADR ....................           2,300              91,563
UBS AG (Registered) (a) .............           1,700              94,180
                                                                ---------
                                                                  326,447
                                                                ---------


                                                SHARES            VALUE
                                        -------------------   -------------
UNITED KINGDOM--34.9%
AstraZeneca plc, ADR ................           1,700           $  69,309
Barclays plc, ADR ...................           3,100              92,752
BP plc, ADR .........................           1,700              71,434
Cadbury Schweppes plc, ADR ..........           3,900              94,302
Diageo plc, ADR .....................           2,185              95,616
GlaxoSmithKline plc, ADR ............           2,400              97,296
HSBC Holdings plc, ADR ..............           1,600              94,576
Tesco plc, ADR ......................           4,600              49,927
Unilever plc, ADR ...................           2,700              86,670
Vodafone Group plc, ADR .............           3,600              70,740
                                                                ---------
                                                                  822,622
                                                                ---------
TOTAL COMMON STOCKS
(Cost--$2,131,157)...................                           2,232,357
                                                                ---------


                                   PRINCIPAL
                                     AMOUNT
                                   ----------
SHORT-TERM SECURITIES--7.6%
  REPURCHASE AGREEMENT (b)--7.6%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $179,211
  (Cost--$179,207)..............   $179,207         179,207
                                                 ----------
TOTAL INVESTMENTS--102.3%
(Cost--$2,310,364)..............                  2,411,564
OTHER LIABILITIES IN EXCESS OF
  ASSETS (2.3)% ................                    (53,485)
                                                 ----------
NET ASSETS--100.0% .............                 $2,358,079
                                                 ==========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
ADR--American Depositary Receipt.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/CREDIT SUISSE INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW
     The period was ultimately a positive one for most of the world's stock markets. Markets initially fell, and were highly volatile, in the early part of the period, due largely to shifting perceptions of how a war with Iraq might proceed. Stocks began to recover in late March, however, on progress made by the U.S. and its allies. When the war came to a swift and seemingly successful end in April, a major cloud of uncertainty lifted and investors embraced risk. Optimism over a potential recovery in the U.S. economy--and by extension, the global economy--also supported equities. Grounds for this optimism included historically low interest rates, a significant tax-reduction package, and an upturn in leading economic indicators in Europe and non-Japan Asia.


PORTFOLIO REVIEW

     For the six-month period ended June 30, 2003, the Roszel/Credit Suisse International Portfolio had a gain and performed roughly in line with its MSCI EAFE Index benchmark. Stocks that aided the Portfolio included its financial-services and health-care holdings, especially those from Europe. Good stock selection in the telecommunications sector also helped the Portfolio's return. In addition, the Portfolio benefited from our underweighting in Japan, which lagged the broader international equity universe for the six months.

     On the negative side, stocks that hindered the Portfolio included specific non-Japan Asian holdings. Most specifically, the Portfolio's South Korean holdings lagged in part due to local political tensions along with worries over SARS, the highly infectious respiratory disease associated primarily with Asian countries (though political and SARS concerns eased late in the period).


OUTLOOK

     Our geographical allocations are determined largely by our bottom-up stock-selection process (top down inputs play a role, however).

     We are roughly neutrally weighted in Continental Europe, having raised our exposure from an underweight over the past few months. While the region's growth profile is fragile, its growth has typically tracked that of the U.S. (though with a multi-month lag). Given some signs of improvement in the U.S. lately, we have turned more optimistic regarding Europe's longer-term prospects. From a bottom-up standpoint, we have been finding interesting "self help" stories in Europe, such as a change in management and/or a recapitalization. We have a favorable outlook on certain European mining, insurance, and telecom stocks. In general, we also think Europe will continue to offer relatively attractive stock dividend yields.


     We are underweighted in the U.K. We had been overweighted in the U.K., which we view as a more defensive market, but lowered the exposure in favor of taking a higher-beta profile overall.


     We maintain an underweighting in Japan, where the economy remains weak. The market has also been subject to some technical overhangs, for example the government's decision to manage a portion of pension funds that were being managed by private corporations. Corporations were required to sell equities because the government requested the transfers be done in cash.


     We remain underweighted in Australia, where our exposure is based on stock-specific factors.


     We continue to favor emerging markets on a selective basis, in cases where we see attractive valuations and the potential to benefit from an eventual revival in the U.S. economy. The apparent fading of the SARS health scare issue could continue to support certain Asian emerging markets.


     The preceding commentary was prepared by the Portfolio's investment manager, Credit Suisse Asset Management, LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/CREDIT SUISSE INTERNATIONAL PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                SINCE
                                                           SIX MONTHS++     INCEPTION+/++
                                                          --------------   --------------
Roszel/Credit Suisse International Portfolio ..........        9.74%            (2.22)%
MSCI EAFE Index .......................................        9.85%            (6.06)%

---------------------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.


PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

HOLDINGS BY COUNTRY
(AS A PERCENTAGE OF COMMON STOCKS)
--------------------------------------------------------------------------------

[GRAPHIC OMITTED]


                                    Other**
                                     23.2%

                                    Finland
                                      3.6%

                                   Australia
                                      3.7%

                                    Germany
                                      3.7%

                                  Switzerland
                                      6.1%

                                  Netherlands
                                      9.9%

                                     Japan
                                     13.0%

                                 United Kingdom
                                     22.8%

                                     France
                                     14.0%



---------------------

** Other includes countries which represent less than 3.2% (Ireland, Spain, Singapore Sweden, Russia, Korea, Mexico, China, Taiwan, Brazil and India).

HOLDINGS BY INDUSTRY
(AS A PERCENTAGE OF NET ASSETS)
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]


                                    Other**
                                     20.9%

                                     Cash &
                                Cash Equivalents
                                      1.9%

                                   Autombiles
                                      4.4%

                                Metals & Mining
                                      4.8%

                               Electric Utilities
                                      4.8%

                                 Food Products
                                      4.9%

                                  Diversified
                                Telecommunication
                                    Services
                                      6.0%

                                Pharmaceuticals
                                      6.3%

                                  Diversified
                                   Financials
                                     12.7%

                                   Integrated
                                   Oil & Gas
                                      9.8%

                                     Banks
                                      8.5%

                                     Media
                                      7.6%

                                    Wireless
                               Telecommunication
                                    Services
                                      7.4%


---------------------

** Other includes industries which represent less than 3.7% (Office Electronics, Semiconductors & Semiconductor Equipment, Paper & Forest Products, Industrial Conglomerates, Insurance, Air Freight & Couriers, Trading Companies & Distributors, Chemicals, Beverages, Telecommunications Equipment and IT Consulting & Services).

                                      PERCENTAGE
TOP TEN HOLDINGS**                   OF NET ASSETS
---------------------------------   --------------
Canon, Inc, ADR .................         3.6%
BNP Paribas, ADR ................         3.3
NTT DoCoMo, Inc., ADR ...........         3.1
HSBC Holdings plc, ADR ..........         3.0
Endesa SA, ADR ..................         2.8
United Overseas Bank, Ltd.,
   ADR ..........................         2.7
Lagardere S.C.A., ADR ...........         2.6
National Australia Bank, Ltd.,
   ADR ..........................         2.6
ING Groep NV, ADR ...............         2.6
SKF AB, ADR .....................         2.5
----------------------------------       ----
   Total                                 28.8%

---------------------
**   Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/CREDIT SUISSE INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------




                                               SHARES              VALUE
                                        ------------------   ---------------
COMMON STOCKS--98.1%
AUSTRALIA--3.6%
National Australia Bank, Ltd.,
 ADR ................................             746          $   83,739
News Corp., Ltd., ADR ...............           1,030              31,178
                                                               ----------
                                                                  114,917
                                                               ----------
BRAZIL--1.3%
Companhia Vale do Rio Doce,
 ADR ................................           1,438              39,905
                                                               ----------
CHINA--1.8%
China Telecom Corp., Ltd.,
 ADR (a) ............................           2,533              57,600
                                                               ----------
FINLAND--3.6%
Nokia OYJ, ADR ......................           2,725              44,772
Stora Enso OYJ, ADR .................           6,158              69,524
                                                               ----------
                                                                  114,296
                                                               ----------
FRANCE--13.7%
Aventis SA, ADR .....................             590              32,273
BNP Paribas, ADR ....................           4,180             106,200
France Telecom SA, ADR ..............           2,667              65,742
Lagardere S.C.A., ADR ...............           1,944              84,495
LVMH Moet Hennessy Louis
 Vuitton SA, ADR ....................           7,120              70,625
Societe Generale, ADR ...............           6,355              80,709
                                                               ----------
                                                                  440,044
                                                               ----------
GERMANY--3.7%
BASF AG, ADR ........................           1,220              51,996
E.ON AG, ADR ........................           1,264              64,780
                                                               ----------
                                                                  116,776
                                                               ----------
INDIA--0.9%
Satyam Computer Services, Ltd.,
 ADR ................................           3,030              30,088
                                                               ----------
IRELAND--3.0%
Allied Irish Banks plc, ADR .........           1,634              48,873
Bank of Ireland, ADR ................             980              47,530
                                                               ----------
                                                                   96,403
                                                               ----------
JAPAN--12.7%
Canon, Inc., ADR ....................           2,554             116,590
Honda Motor Co., Ltd., ADR ..........           3,880              73,914
Mitsubishi Corp., ADR ...............           3,561              49,408
Nissan Motor Co., Ltd., ADR .........           3,606              68,334
NTT DoCoMo, Inc., ADR ...............           4,526              99,481
                                                               ----------
                                                                  407,727
                                                               ----------
KOREA--2.1%
KT Corp., ADR .......................           3,445              67,901
                                                               ----------
MEXICO--2.0%
America Movil SA, ADR ...............           3,470              65,062
                                                               ----------
NETHERLANDS--9.7%
ABN Amro Holdings NV, ADR ...........           2,480              47,343
ASML Holding NV (NY
 Registered Shares) (a) .............           3,020              28,871
ING Groep NV, ADR ...................           4,670              81,865
Royal Dutch Petroleum Co. (NY
 Registered Shares) .................           1,040              48,485
TPG NV, ADR .........................           3,145              53,277
VNU NV, ADR .........................           1,654              50,959
                                                               ----------
                                                                  310,800
                                                               ----------


                                               SHARES             VALUE
                                        ------------------   --------------
RUSSIA--2.3%
YUKOS, ADR ..........................           1,311          $   73,430
                                                               ----------
SINGAPORE--2.7%
United Overseas Bank, Ltd.,
 ADR ................................           6,177              86,989
                                                               ----------
SPAIN--2.8%
Endesa SA, ADR ......................           5,490              89,487
                                                               ----------
SWEDEN--2.5%
SKF AB, ADR .........................           2,770              80,856
                                                               ----------
SWITZERLAND--6.0%
Nestle SA, ADR (Registered) .........             854              44,054
Novartis AG, ADR ....................           2,000              79,620
Zurich Financial Services AG,
 ADR ................................           5,670              67,603
                                                               ----------
                                                                  191,277
                                                               ----------
TAIWAN--1.3%
United Microelectronics Corp.,
 ADR (a) ............................          11,270              42,262
                                                               ----------
UNITED KINGDOM--22.4%
AstraZeneca plc, ADR ................             695              28,335
BG Group plc, ADR ...................           2,342              53,023
BP plc, ADR .........................           1,665              69,964
Cadbury Schweppes plc, ADR ..........           2,707              65,455
Diageo plc, ADR .....................             991              43,366
GlaxoSmithKline plc, ADR ............           1,490              60,405
HSBC Holdings plc, ADR ..............           1,629              96,290
Reed Elsevier plc, ADR ..............           2,283              76,914
Rio Tinto plc, ADR ..................             418              31,998
Shell Transport & Trading Co. plc,
 ADR ................................           1,745              69,538
Unilever plc, ADR ...................           1,498              48,086
Vodafone Group plc, ADR .............           3,714              72,980
                                                               ----------
                                                                  716,354
                                                               ----------
TOTAL COMMON STOCKS
(Cost--$2,883,904)...................                           3,142,174
                                                               ----------


                                      PRINCIPAL
                                       AMOUNT
                                    ------------
SHORT-TERM SECURITIES--4.4%
REPURCHASE AGREEMENT (b)--4.4%
Nomura Securities International,
 Inc., 0.89%, dated 06/30/03, due
 07/01/03, total to be received
 $141,444 (Cost--$141,441)......... $ 141,441         141,441
                                                      -------
TOTAL INVESTMENTS--102.5%
(Cost--$3,025,345).................                 3,283,615
OTHER LIABILITIES IN EXCESS OF
 ASSETS--(2.5)% ...................                   (81,511)
                                                    ---------
NET ASSETS--100.0% ................                $3,202,104
                                                   ==========

---------------------
(a)        Non-income producing security.
(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.
Glossary:
ADR--American Depositary Receipt.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     For a market always keeping one eye on the Federal Reserve Board (the "Fed"), the surprising thing about 2003 thus far is just how much attention has been focused on that institution. After announcing that it wouldn't change rates during the Iraq War because its economic observations were obscured, the Federal Reserve Bank issued an unusual statement at its May 6th, 2003 meeting. While pointing out that the beneficial effects of the war's conclusion, such as increased consumer confidence and cheaper oil obviated the need to reduce rates, the Fed noted that the potential risks of deflation, while unlikely, could be severe enough that they were cause for concern. As members of the Fed's Open Market Committee had already discussed alternative methods of maintaining an accommodative monetary policy, the market in our view, took those suggestions to heart and in the trading sessions that followed, drove rates dramatically lower, flattening the yield curve and reducing risk premiums throughout the bond markets.


     Late in the second quarter, disruptive news rattled the Government Agency market and raised questions about future regulatory or legislative scrutiny. The resultant impact on the cost of capital for the agencies has impacted their valuations and may at the margin increase expenses in the mortgage market.



PORTFOLIO REVIEW


     Contributing to performance was the maturity structure of the Portfolio. The Portfolio maintained an overweight position relative to the Merrill Lynch U.S. Government Master Bond Index in 20 and 30-year securities as we expected the effect of Fed policy would be to lower long-term interest rates in relation to short-term rates. Despite statements by several Federal Reserve Governors referencing intent to explore means of lowering long-term interest rates, the yield curve remained stubbornly steep.

     The Portfolio maintained an underweight position in the mortgage-backed securities ("MBS") market as a whole as, in our opinion, prepayment risk remained high and yields available from these securities are still low by historical measures. While this lowered the risk profile of the Portfolio, it also detracted from performance as MBS outperformed Treasuries in three of five months in the period.


OUTLOOK
     While economic forecasters struggle with the impact of stimulative fiscal policy (tax cuts) and accommodative monetary policy on what we believe to be a still sluggish economy, we can make the following observations: 1) risks in the Government Agency sector have become asymmetric. In our view, with yields of 10-year Government Agency debt only 20-30 basis points higher than Treasuries, if sentiment weakens, these securities have far more room to fall than opportunity to improve. 2) Since the Government Agency securities are the dominant liquidity provider in the mortgage market, we believe that any increase in their cost of capital penalizes mortgage rates with magnified effect. Therefore, as excess yields (spreads) are at recent lows, in our opinion it is preferable to invest in other instruments.

     Finally, we believe that the volatility in the market suggests widely diverse opinions on the path and outcome of Federal Reserve policy. We expect one result to be a narrowing of the differences between long and short maturing yields and will maintain the Portfolio postured to benefit as that occurs.

     The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                 SINCE
                                                              SIX MONTHS++   INCEPTION+/++
                                                             -------------- --------------
Roszel/Lord Abbett Government Securities Portfolio .........      2.36%           8.20%
Merrill Lynch U.S. Government Master Bond Index ............      3.63%          11.32%
Merrill Lynch U.S. Domestic Master Bond Index ..............      3.96%          10.73%

----------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                      PERCENTAGE
TOP TEN HOLDINGS**                   OF NET ASSETS
----------------------------------- --------------
U.S. Treasury Notes 6.50% due
   02/15/10 .......................       9.4%
Federal Home Loan Mortgage
   Corp., TBA 6.00% due 07/15/31          9.0
U.S. Treasury Bonds 5.38% due
   02/15/31 .......................       6.8
Federal National Mortgage Assn.
   6.63% due 11/15/30 .............       6.1
U.S. Treasury Bonds 5.25% due
   02/15/29 .......................       5.5
Federal National Mortgage Assn.,
   TBA 5.00% due 07/25/18 .........       4.8
Federal Home Loan Mortgage
   Corp., TBA 5.50% due 07/15/18          4.7
Federal National Mortgage Assn.
   6.50% due 08/01/32 .............       4.6
 6.50% due 07/01/30 ...............       3.9
 TBA 5.50% due 08/25/33 ...........       3.4
-----------------------------------      ----
   Total                                 58.2%


                                          PERCENTAGE
                                        OF FIXED INCOME
ASSET MIX BY ISSUER**                     INVESTMENTS
-------------------------------------- ----------------
U.S. Government Agency Bonds .........        72.4%
U.S. Treasury Securities .............        27.6
--------------------------------------       -----
   Total                                     100.0%

----------
Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                  S&P        PRINCIPAL
                                RATINGS       AMOUNT            VALUE
                               --------- ---------------- ----------------
FIXED INCOME
  INVESTMENTS--91.6%
U.S. GOVERNMENT--25.2%
U.S. Treasury Bonds
  5.25% due 02/15/29 .........    AAA       $  615,000      $    669,653
  5.38% due 02/15/31 .........    AAA          730,000           822,020
U.S. Treasury Notes
  2.75% due 10/31/03 .........    AAA          200,000           201,235
  3.00% due 07/15/12 .........    AAA          107,000           120,549
  5.63% due 05/15/08 .........    AAA           90,000           103,177
  6.50% due 02/15/10 .........    AAA          935,000         1,134,308
                                                            ------------
                                                               3,050,942
                                                            ------------
U.S. GOVERNMENT
  AGENCIES--66.4%
Federal Home Loan
  Mortgage Corp.
  6.00% due 12/15/08 .........    AAA           13,441            13,441
  6.00% due 04/01/17 .........    AAA          214,019           222,580
  6.00% due 02/15/21 .........    AAA          239,940           243,211
  6.25% due 10/15/07 .........    AAA           41,184            41,903
  6.50% due 10/15/26 .........    AAA          260,928           261,935
  6.50% due 08/01/32 .........    AAA           26,165            27,228
  7.00% due 08/15/07 .........    AAA           87,971            88,947
  7.00% due 08/01/31 .........    AAA           43,640            45,753
  7.00% due 11/01/32 .........    AAA          288,877           302,869
  7.50% due 06/15/06 .........    AAA          169,052           169,002
Federal Home Loan
  Mortgage Corp.
  Floating Rate (a)
  1.69% due 06/17/23 .........    AAA            3,914             3,915
  1.84% due 12/15/22 .........    AAA           50,982            51,028
Federal Home Loan
  Mortgage Corp., TBA
  5.50% due 07/15/18 .........    AAA          550,000           570,281
  6.00% due 07/15/17 .........    AAA          200,000           208,000
  6.00% due 07/15/31 .........    AAA        1,055,000         1,093,573
Federal National
  Mortgage Assn.
  4.75% due 02/21/13 .........    AAA          180,000           185,867
  5.50% due 04/01/17 .........    AAA           70,127            72,847
  6.00% due 10/25/08 .........    AAA          168,815           171,890
  6.00% due 07/25/11 .........    AAA          399,167           399,446
  6.00% due 09/01/32 .........    AAA           24,424            25,391
  6.25% due 03/22/12 .........    AAA           60,000            64,390
  6.50% due 11/25/21 .........    AAA           95,824            95,843
  6.50% due 12/18/25 .........    AAA          115,166           115,934
  6.50% due 07/01/30 .........    AAA          452,664           472,044
  6.50% due 05/01/31 .........    AAA          347,223           362,088
  6.50% due 08/01/32 .........    AAA          529,761           552,441
  6.63% due 11/15/30 .........    AAA          600,000           737,237


                                  S&P        PRINCIPAL
                                RATINGS       AMOUNT            VALUE
                               --------- ---------------- ----------------
  6.75% due 12/25/21 .........    AAA          $   30,653      $     30,662
  7.00% due 02/25/04 .........    AAA              79,349            80,283
Federal National
  Mortgage Assn., TBA
  4.50% due 07/25/18 .........    AAA             220,000           224,400
  5.00% due 07/25/18 .........    AAA             560,000           578,375
  5.00% due 08/25/33 .........    AAA              85,000            86,009
  5.50% due 08/25/33 .........    AAA             400,000           412,125
Government National
  Mortgage Assn.
  7.00% due 02/15/31 .........    AAA              10,402            10,987
                                                               ------------
                                                                  8,021,925
                                                               ------------
TOTAL FIXED INCOME
  INVESTMENTS
(Cost--$10,949,221)...........                                   11,072,867
                                                               ------------
SHORT-TERM SECURITIES--34.6%
DISCOUNT NOTES--34.6%
Federal Farm Credit
  Bank
  0.95% due 07/01/03 .........                  1,182,000         1,181,969
Federal Home Loan
  Bank
  0.80% due 07/01/03 .........                  3,000,000         2,999,933
                                                               ------------
                                                                  4,181,902
                                                               ------------
REPURCHASE
  AGREEMENT (b)--0.0%
Nomura Securities
  International, Inc.,
  0.89%, dated
  06/30/03, due
  07/01/03, total to be
  received $470 ..............                        470               470
                                                               ------------
TOTAL SHORT-TERM
  SECURITIES
(Cost--$4,182,439)............                                    4,182,372
                                                               ------------
TOTAL
  INVESTMENTS--126.2%
(Cost--$15,131,660)...........                                   15,255,239
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(26.2)% ............
                                                                 (3,164,014)
                                                               ------------
NET ASSETS--100.0% ...........                                 $ 12,091,225
                                                               ============

---------------------
(a)  Floating rate security--rate disclosed is as of June 30, 2003.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

Glossary:
TBA--Security is subject to delayed delivery.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     After 11 Federal Funds Rate cuts during 2002, the Federal Reserve Open Market Committee (FOMC) left short rates alone for the first six months of this year. As the year began, bond yields rose in January and fell back down in February due to mixed economic signals coupled with the uncertainty surrounding the Iraq situation. The stock market also witnessed high volatility in the early part of the year, again resulting from military threats in Iraq. Consumer and business spending was largely put on hold during this period as all eyes were on the Middle East. Driving economic figures dominating the news during the first few months of the year included such things as consumer confidence being down dramatically from prior year, the housing market showing signs of weakness, and slowing economies overseas hurting exports.

     As the second quarter progressed, interest rates continued to drop, eventually bottoming out in mid June before backing up. The FOMC dropped the Fed Funds Rate again, on June 25th, 25 basis points to 1.00%. This rate cut actually disappointed the bond market as investors and traders expected a more aggressive 50 basis point cut. As a result, the bond market sold off during the last week of June at a degree that caused most sectors to report negative total return figures for the month.


PORTFOLIO REVIEW

     Given our outlook for a rising interest rate environment in 2003, we maintained a fairly aggressive short duration posture relative to our benchmark throughout the first half of the year. The conflict in Iraq and stubborn economic growth obviously conflicted with our forecast. We were able to capture most of the yield component of the benchmark but lagged on the price appreciation side by concentrating on shorter maturities. Our overweight in the corporate bond sector was a positive driver of performance, as that asset class dramatically outperformed all others for the first six months of the year. The Roszel/MLIM Fixed-Income Portfolio's neutral weighting in the mortgage-backed security sector also helped performance later in the period, as that was the only sector to generate a positive return for the month of June. The long end of the yield curve, though, performed the best year-to-date as rates dropped to a 40-year low. We have been very underweight on the long end of the yield curve given our concern of price depreciation as a result of expected rising interest rates. Most of the under-performance of the Portfolio versus the benchmark is attributable to the lack of concentration in longer maturity holdings.

     We have maintained this strategy for the entire six months of the year. No big strategic changes were implemented in the Portfolio. Most activity was the reinvesting of principal prepayments within the mortgage-backed sector. With mortgage prepayment levels at or near all-time highs, it has become difficult to stay fully invested in that sector. We have been concentrating on lower coupon securities in this sector to manage the prepayments more efficiently. The recent back-up, though, of the 10 year Treasury yield from 3.11% on June 13th to 3.51% on June 30th(and higher still at the time of this writing) may present a buying opportunity out further on the curve.


OUTLOOK

     With the bond market having likely bounced off its low yields for this cycle and not yet poised to rise dramatically, we are examining opportunities to enhance yield and possibly total return by extending the average duration of the Portfolio. The risk/reward for moving further out on the yield curve may be beneficial, to a degree, at this time or in the near future. We anticipate interest rates remaining relatively stable for the remainder of the year and thus it may be prudent to develop a more neutral duration stance versus our benchmark. We will look for buying opportunities during market downturns to maximize the Portfolio's total return during the latter half of this year.

     The preceding commentary was prepared by the Portfolio's investment manager, Merrill Lynch Investment Managers, L.P.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                SINCE
                                                           SIX MONTHS++     INCEPTION+/++
                                                          --------------   --------------
Roszel/MLIM Fixed-Income Portfolio ....................        2.56%             5.37%
Merrill Lynch U.S. Domestic Master Bond Index .........        3.96%            10.73%

----------

*    See Notes to Performance Information.

+    July 1, 2002.

++   Not annualized.






PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                  PERCENTAGE
TOP TEN HOLDINGS**               OF NET ASSETS
------------------------------- --------------
Federal National Mortgage Assn.
   7.00% due 05/01/32 .........       6.3%
   5.50% due 11/01/17 .........       5.1
   4.50% due 04/01/18 .........       4.8
   6.00% due 01/01/33 .........       4.5
U.S. Treasury Notes
   4.75% due 11/15/08 .........       3.5
Federal National Mortgage Assn.
   6.00% due 02/01/33 .........       3.3
   3.25% due 01/05/08 .........       3.3
   5.00% due 02/01/18 .........       3.1
Federal Home Loan Bank
   4.63% due 04/15/05 .........       2.8
Federal Home Loan Mortgage Corp.
   5.50% due 12/01/17 .........       2.7
-------------------------------      ----
   Total                             39.4%


                                     PERCENTAGE OF
                                     FIXED INCOME
S&P RATINGS**                         INVESTMENTS
---------------------------------   --------------
AAA - A .........................         25.6%
BBB - B .........................          1.8
U.S. Government &
   Agencies Obligations .........         72.6
----------------------------------       -----
   Total                                 100.0%

----------
** Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                   S&P           PRINCIPAL
                                 RATINGS           AMOUNT                VALUE
                                ---------  ---------------------  -------------------
FIXED INCOME
  INVESTMENTS--93.6%
AEROSPACE &
  DEFENSE--1.7%
Honeywell International,
  Inc., 6.88% due
  10/03/05 ...................      A           $   250,000           $   278,383
                                                                      -----------
BANKS--4.3%
Bank of America Corp.,
  5.25% due 02/01/07 .........      A+              250,000               274,696
Wells Fargo & Co.,
  3.50% due 04/04/08 .........      A+              400,000               412,623
                                                                      -----------
                                                                          687,319
                                                                      -----------
COMPUTER
  HARDWARE--1.8%
International Business
  Machines Corp.,
  5.38% due 02/01/09 .........      A+              250,000               279,461
                                                                      -----------
DIVERSIFIED
  FINANCIALS--9.0%
CIT Group, Inc., 5.50%
  due 11/30/07 ...............      A               250,000               270,463
Countrywide Home
  Loans, Inc., 5.50%
  due 08/01/06 ...............      A               250,000               273,240
Ford Motor Credit Co.,
  6.70% due 07/16/04 .........      BBB             250,000               259,582
International Lease
  Finance Corp., 6.38%
  due 03/15/09 ...............      AA-             250,000               279,989
National Rural Utilities
  Cooperative Finance
  Corp., 6.00% due
  05/15/06 ...................      A+              300,000               333,196
                                                                      -----------
                                                                        1,416,470
                                                                      -----------
DIVERSIFIED
  TELECOMMUNICATION
  SERVICES--1.8%
SBC Communications,
  Inc., 5.88% due
  02/01/12 ...................      A+              250,000               281,837
                                                                      -----------
GENERAL MERCHANDISE
  STORES--3.6%
Target Corp., 6.35% due
  01/15/11 ...................      A+              250,000               288,490
Wal-Mart Stores, Inc.,
  5.45% due 08/01/06 .........      AA              250,000               276,067
                                                                      -----------
                                                                          564,557
                                                                      -----------
INSURANCE--1.7%
American General
  Finance Corp., 5.38%
  due 10/01/12 ...............      A+              250,000               269,752
                                                                      -----------
PHARMACEUTICALS--1.7%
Bristol-Myers Squibb
  Co., 4.75% due
  10/01/06 ...................      AA              250,000               269,082
                                                                      -----------
U.S. GOVERNMENT--12.6%
U.S. Treasury Notes
  2.13% due 10/31/04 .........      AAA             250,000               253,330
  2.25% due 07/31/04 .........      AAA             350,000               354,525
  2.88% due 06/30/04 .........      AAA             250,000               254,551
  4.63% due 05/15/06 .........      AAA             260,000               281,846
  4.75% due 11/15/08 .........      AAA             500,000               554,277
  6.63% due 05/15/07 .........      AAA             250,000               292,481
                                                                      -----------
                                                                        1,991,010
                                                                      -----------


                                   S&P           PRINCIPAL
                                 RATINGS           AMOUNT                VALUE
                                ---------  ---------------------  -------------------
U.S. GOVERNMENT
  AGENCIES--55.4%
Federal Home Loan
  Bank,
  4.63% due 04/15/05 .........      AAA         $   420,000           $   444,347
  5.13% due 03/06/06 .........      AAA             250,000               272,178
Federal Home Loan
  Mortgage Corp.
  5.13% due 07/15/12 .........      AAA             350,000               386,136
  5.50% due 12/01/17 .........      AAA             416,984               432,508
Federal National
  Mortgage Assn.
  3.25% due 01/15/08 .........      AAA             500,000               516,769
  3.50% due 09/15/04 .........      AAA             250,000               257,060
  3.88% due 03/15/05 .........      AAA             250,000               260,990
  4.50% due 04/01/18 .........      AAA             745,858               762,096
  5.00% due 02/01/18 .........      AAA             473,292               489,492
  5.25% due 01/15/09 .........      AAA             350,000               392,987
  5.50% due 11/01/17 .........      AAA             775,715               805,806
  6.00% due 07/01/17 .........      AAA              58,117                60,660
  6.00% due 09/01/17 .........      AAA             341,134               356,059
  6.00% due 11/01/32 .........      AAA             345,550               359,237
  6.00% due 01/01/33 .........      AAA             687,909               715,156
  6.00% due 02/01/33 .........      AAA             506,985               527,066
  6.50% due 06/01/16 .........      AAA              71,543                75,478
  6.50% due 06/01/17 .........      AAA              30,586                32,268
  6.63% due 10/15/07 .........      AAA             240,000               281,338
  7.00% due 05/01/32 .........      AAA             941,329               991,337
Government National
  Mortgage Assn.
  6.50% due 03/15/32 .........      AAA             278,072               291,976
  7.00% due 07/15/32 .........      AAA              39,783                42,021
                                                                      -----------
                                                                        8,752,965
                                                                      -----------
TOTAL FIXED INCOME
  INVESTMENTS
(Cost--$14,486,718)...........                                         14,790,836
                                                                      -----------
SHORT-TERM SECURITIES--5.8%
REPURCHASE AGREEMENT (a)--5.8%
Nomura Securities
  International, Inc.,
  0.89%, dated
  06/30/03, due
  07/01/03, total to be
  received $915,836
  (Cost--$915,813)............                      915,813               915,813
                                                                      -----------
TOTAL INVESTMENTS--99.4%
(Cost--$15,402,531)...........                                         15,706,649
OTHER ASSETS LESS
  LIABILITIES--0.6% ..........                                             87,637
                                                                      -----------
NET ASSETS--100% .............                                        $15,794,286
                                                                      ===========

---------------------
(a) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                      ROSZEL/LORD
                                                         ABBETT      ROSZEL/LEVIN    ROSZEL/MLIM    ROSZEL/SOUND
                                                       LARGE CAP       LARGE CAP       RELATIVE      LARGE CAP
                                                         VALUE           VALUE          VALUE           CORE
                                                       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                    --------------- -------------- --------------- -------------
ASSETS:
Investments, at cost ..............................   $ 8,322,762     $2,834,251     $10,044,435     $ 829,724
                                                      -----------     ----------     -----------     ---------
Investments, at value .............................     8,491,732      2,942,073      10,722,005       846,280
Repurchase agreements, at value ...................       523,895        195,502         247,163        49,554
                                                      -----------     ----------     -----------     ---------
 Total investments, at value ......................     9,015,627      3,137,575      10,969,168       895,834
Cash ..............................................            --            250              --            18
Receivables:
 Investment advisor ...............................            --          3,188              --         5,062
 Dividends and interest ...........................         6,779          4,486          16,953           439
 Investments sold .................................            --         36,203              --        20,355
                                                      -----------     ----------     -----------     ---------
Total assets ......................................     9,022,406      3,181,702      10,986,121       921,708
                                                      -----------     ----------     -----------     ---------
LIABILITIES:
Payables:
 Administrative fees ..............................         3,707          2,918           3,644         2,529
 Distributions ....................................        32,868         28,405          20,941         4,530
 Investment advisor ...............................           557             --           2,564            --
 Investments purchased ............................       153,430         26,378              --        46,274
 Trustees' fees ...................................            23              5              --            --
Accrued expenses and other
 liabilities ......................................        19,490         18,975          18,638        17,626
                                                      -----------     ----------     -----------     ---------
Total liabilities .................................       210,075         76,681          45,787        70,959
                                                      -----------     ----------     -----------     ---------
NET ASSETS ........................................   $ 8,812,331     $3,105,021     $10,940,334     $ 850,749
                                                      ===========     ==========     ===========     =========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
 (unlimited shares authorized) ....................   $       811     $      329     $     1,062     $      84
Paid-in capital ...................................     8,042,341      2,813,694       9,962,177       800,775
Undistributed investment income
 (loss)--net ......................................        17,787          9,935          59,358        (2,166)
Accumulated realized capital gain
 (loss) on investments--net .......................        58,527        (22,261)         (6,996)      (14,054)
Unrealized appreciation on
 investments--net .................................       692,865        303,324         924,733        66,110
                                                      -----------     ----------     -----------     ---------
NET ASSETS ........................................   $ 8,812,331     $3,105,021     $10,940,334     $ 850,749
                                                      ===========     ==========     ===========     =========
SHARES OUTSTANDING ................................       811,041        328,983       1,062,055        84,036
                                                      ===========     ==========     ===========     =========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE (NET
 ASSETS  (divided by)  SHARES OUTSTANDING) ........   $     10.87     $     9.44     $     10.30     $   10.12
                                                      ===========     ==========     ===========     =========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2003 (UNAUDITED)
(CONTINUED)
--------------------------------------------------------------------------------


                                                                     ROSZEL/
                                                       ROSZEL/      NICHOLAS-      ROSZEL/
                                                       INVESCO-     APPLEGATE    RITTENHOUSE     ROSZEL/
                                                      NAM LARGE     LARGE CAP     LARGE CAP    SENECA LARGE
                                                       CAP CORE       GROWTH        GROWTH      CAP GROWTH
                                                      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                    ------------- ------------- ------------- -------------
ASSETS:
Investments, at cost ..............................  $2,477,630    $1,153,288    $8,735,632    $2,783,403
                                                     ----------    ----------    ----------    ----------
Investments, at value .............................   2,471,403     1,143,619     8,729,751     2,787,313
Repurchase agreements, at value ...................     140,443       100,035       469,113       224,251
                                                     ----------    ----------    ----------    ----------
 Total investments, at value ......................   2,611,846     1,243,654     9,198,864     3,011,564
Receivables:
 Investment advisor ...............................       3,392         4,571            --         3,019
 Dividends and interest ...........................       2,022           937         5,226           922
                                                     ----------    ----------    ----------    ----------
Total assets ......................................   2,617,260     1,249,162     9,204,090     3,015,505
                                                     ----------    ----------    ----------    ----------
LIABILITIES:
Payables:
 Administrative fees ..............................       2,787         2,608         3,683         2,911
 Distributions ....................................       5,414         3,879         6,362         4,763
 Investment advisor ...............................          --            --         3,539            --
 Trustees' fees ...................................           2             1            --             1
Accrued expenses and other
 liabilities ......................................      19,244        17,787        17,923        16,693
                                                     ----------    ----------    ----------    ----------
Total liabilities .................................      27,447        24,275        31,507        24,368
                                                     ----------    ----------    ----------    ----------
NET ASSETS ........................................  $2,589,813    $1,224,887    $9,172,583    $2,991,137
                                                     ==========    ==========    ==========    ==========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
 (unlimited shares authorized) ....................  $      272    $      122    $      932    $      301
Paid-in capital ...................................   2,494,523     1,153,343     8,764,574     2,785,814
Undistributed investment income
 (loss)--net ......................................       1,393        (3,331)        4,509        (3,442)
Accumulated realized capital loss on
 investments--net .................................     (40,591)      (15,613)      (60,664)      (19,697)
Unrealized appreciation on
 investments--net .................................     134,216        90,366       463,232       228,161
                                                     ----------    ----------    ----------    ----------
NET ASSETS ........................................  $2,589,813    $1,224,887    $9,172,583    $2,991,137
                                                     ==========    ==========    ==========    ==========
SHARES OUTSTANDING ................................     271,751       122,023       931,809       300,623
                                                     ==========    ==========    ==========    ==========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE (NET
 ASSETS  (divided by)  SHARES OUTSTANDING) ........  $     9.53    $    10.04    $     9.84    $     9.95
                                                     ==========    ==========    ==========    ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2003 (UNAUDITED)
(CONTINUED)
--------------------------------------------------------------------------------


                                                                                                    ROSZEL/ DELA-
                                                        ROSZEL/         ROSZEL/       ROSZEL/NWQ     WARE SMALL-
                                                       VALENZUELA     SENECA MID      SMALL CAP        MID CAP
                                                     MID CAP VALUE    CAP GROWTH    VALUE PORTFO-   GROWTH PORT-
                                                       PORTFOLIO       PORTFOLIO         LIO            FOLIO
                                                    --------------- -------------- --------------- --------------
ASSETS:
Investments, at cost ..............................   $3,638,352      $2,751,779     $ 3,506,151     $1,683,697
                                                      ----------      ----------     -----------     ----------
Investments, at value .............................    3,872,842       2,861,593       3,640,924      1,683,893
Repurchase agreements, at value ...................      215,881         221,106         212,067        293,437
                                                      ----------      ----------     -----------     ----------
 Total investments, at value ......................    4,088,723       3,082,699       3,852,991      1,977,330
Cash ..............................................           --              --              47             --
Receivables:
 Investment advisor ...............................           --           3,291             339             --
 Dividends and interest ...........................        3,433             477           6,971            303
 Investments sold .................................           --              --          43,995             --
                                                      ----------      ----------     -----------     ----------
Total assets ......................................    4,092,156       3,086,467       3,904,343      1,977,633
                                                      ----------      ----------     -----------     ----------
LIABILITIES:
Payables:
 Administrative fees ..............................        3,069           2,911           2,929          2,773
 Distributions ....................................        7,380           2,822           6,697            504
 Investment advisor ...............................          868              --              --          4,894
 Investments purchased ............................           --          49,879              --         75,290
 Trustees' fees ...................................           --               6               5              7
Accrued expenses and other
 liabilities ......................................       17,480          16,215          17,184         11,042
                                                      ----------      ----------     -----------     ----------
Total liabilities .................................       28,797          71,833          26,815         94,510
                                                      ----------      ----------     -----------     ----------
NET ASSETS ........................................   $4,063,359      $3,014,634     $ 3,877,528     $1,883,123
                                                      ==========      ==========     ===========     ==========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
 (unlimited shares authorized) ....................   $      456      $      302     $       426     $      212
Paid-in capital ...................................    3,785,072       2,707,341       3,390,001      1,745,001
Undistributed investment income
 (loss)--net ......................................        5,168          (9,495)          4,893         (8,365)
Accumulated realized capital gain
 (loss) on investments--net .......................     (177,708)        (14,434)        135,368       (147,358)
Unrealized appreciation on
 investments--net .................................      450,371         330,920         346,840        293,633
                                                      ----------      ----------     -----------     ----------
NET ASSETS ........................................   $4,063,359      $3,014,634     $ 3,877,528     $1,883,123
                                                      ==========      ==========     ===========     ==========
SHARES OUTSTANDING ................................      455,933         301,994         426,385        211,843
                                                      ==========      ==========     ===========     ==========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE (NET
 ASSETS  (divided by)  SHARES OUTSTANDING) ........   $     8.91      $     9.98     $      9.09     $     8.89
                                                      ==========      ==========     ===========     ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2003 (UNAUDITED)
(CONCLUDED)
--------------------------------------------------------------------------------


                                                                                      ROSZEL/LORD
                                                        ROSZEL/      ROSZEL/CREDIT      ABBETT
                                                         LAZARD          SUISSE       GOVERNMENT     ROSZEL/MLIM
                                                     INTERNATIONAL   INTERNATIONAL    SECURITIES     FIXED-INCOME
                                                       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO
                                                    --------------- --------------- -------------- ---------------
ASSETS:
Investments, at cost ..............................   $2,310,364      $3,025,345     $15,131,660     $15,402,531
                                                      ----------      ----------     -----------     -----------
Investments, at value .............................    2,232,357       3,142,174      15,254,769      14,790,836
Repurchase agreements, at value ...................      179,207         141,441             470         915,813
                                                      ----------      ----------     -----------     -----------
 Total investments, at value ......................    2,411,564       3,283,615      15,255,239      15,706,649
Cash ..............................................           --             552              --              --
Receivables:
 Investment advisor ...............................        4,056              --              --              --
 Dividends and interest ...........................        7,147          10,948          79,339         146,073
 Investments sold .................................           --              --         506,049              --
                                                      ----------      ----------     -----------     -----------
Total assets ......................................    2,422,767       3,295,115      15,840,627      15,852,722
                                                      ----------      ----------     -----------     -----------
LIABILITIES:
Payables:
 Administrative fees ..............................        2,654           3,043           4,287           4,509
 Distributions ....................................        4,188           5,769          48,939          33,236
 Investment advisor ...............................           --             282           1,417           4,524
 Investments purchased ............................       41,476          64,618       3,679,454              --
 Trustees' fees ...................................           --              13               6              --
Accrued expenses and other
 liabilities ......................................       16,370          19,286          15,299          16,167
                                                      ----------      ----------     -----------     -----------
Total liabilities .................................       64,688          93,011       3,749,402          58,436
                                                      ----------      ----------     -----------     -----------
NET ASSETS ........................................   $2,358,079      $3,202,104     $12,091,225     $15,794,286
                                                      ==========      ==========     ===========     ===========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
 (unlimited shares authorized) ....................   $      246      $      328     $     1,145     $     1,533
Paid-in capital ...................................    2,251,257       2,968,873      11,913,989      15,518,803
Undistributed investment income
 (loss)--net ......................................       17,507          39,803         (29,642)        (35,485)
Accumulated realized capital gain
 (loss) on investments--net .......................      (12,131)        (65,170)         82,154           5,317
Unrealized appreciation on
 investments--net .................................      101,200         258,270         123,579         304,118
                                                      ----------      ----------     -----------     -----------
NET ASSETS ........................................   $2,358,079      $3,202,104     $12,091,225     $15,794,286
                                                      ==========      ==========     ===========     ===========
SHARES OUTSTANDING ................................      245,771         328,053       1,144,675       1,532,985
                                                      ==========      ==========     ===========     ===========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE (NET
 ASSETS  (divided by)  SHARES OUTSTANDING) ........   $     9.59      $     9.76     $     10.56     $     10.30
                                                      ==========      ==========     ===========     ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                ROSZEL/LORD                                  ROSZEL/
                                                   ABBETT     ROSZEL/LEVIN   ROSZEL/MLIM      SOUND
                                                 LARGE CAP      LARGE CAP      RELATIVE     LARGE CAP
                                                   VALUE          VALUE         VALUE         CORE
                                                 PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
                                               ------------- -------------- ------------- ------------
INVESTMENT INCOME:
 Dividends ...................................   $  55,628     $  25,738      $ 106,691    $   4,220
 Interest ....................................       1,809           763          1,709          146
 Less: Foreign taxes withheld ................         (95)          (51)            --          (20)
                                                 ---------     ---------      ---------    ---------
Total income .................................      57,342        26,450        108,400        4,346
                                                 ---------     ---------      ---------    ---------
EXPENSES:
Investment advisory fees .....................      26,699        10,379         33,554        2,662
Administrative services ......................      21,682        17,554         23,142       15,506
Professional fees ............................      10,492         9,759         10,710        9,384
Custodian fees ...............................       8,728         5,055          4,167        5,250
Transfer agent fees ..........................       4,959         4,959          4,959        4,959
Printing and shareholder reports .............       1,913           733          2,189          180
Offering expenses ............................       1,218         1,218          1,218        1,218
Trustees' fees and expenses ..................         614           244            728           52
Other ........................................         653           658            684          657
                                                 ---------     ---------      ---------    ---------
 Total expenses ..............................      76,958        50,559         81,351       39,868
 Less: Advisory fee waivers and
   reimbursements, if any ....................     (40,226)      (36,274)       (35,157)     (36,202)
 Less: Reductions from directed
   brokerage agreements, if any ..............         (24)         (616)            --           --
                                                 ---------     ---------      ---------    ---------
 Net expenses ................................      36,708        13,669         46,194        3,666
                                                 ---------     ---------      ---------    ---------
Net investment income ........................      20,634        12,781         62,206          680
                                                 ---------     ---------      ---------    ---------
REALIZED AND UNREALIZED GAIN
 (LOSS)--NET:
Realized gain (loss) on investments--net .....      60,241       (14,961)        14,491       (7,198)
Change in unrealized appreciation
 (depreciation) on investments--net ..........     579,623       319,174        803,863       87,525
                                                 ---------     ---------      ---------    ---------
Total realized and unrealized gain on
 investments--net ............................     639,864       304,213        818,354       80,327
                                                 ---------     ---------      ---------    ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .............................   $ 660,498     $ 316,994      $ 880,560    $  81,007
                                                 =========     =========      =========    =========



See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                 ROSZEL/     ROSZEL/
                                                 INVESCO-   NICHOLAS-     ROSZEL/       ROSZEL/
                                                   NAM      APPLEGATE   RITTENHOUSE     SENECA
                                                LARGE CAP   LARGE CAP    LARGE CAP     LARGE CAP
                                                   CORE       GROWTH       GROWTH       GROWTH
                                                PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                                               ----------- ----------- ------------- ------------
INVESTMENT INCOME:
 Dividends ...................................  $  14,689   $   3,885    $  44,871    $  12,049
 Interest ....................................        369         248        1,292          307
                                                ---------   ---------    ---------    ---------
Total income .................................     15,058       4,133       46,163       12,356
                                                ---------   ---------    ---------    ---------
EXPENSES:
Investment advisory fees .....................      7,865       3,391       30,933       10,573
Administrative services ......................     16,851      15,729       22,712       17,616
Professional fees ............................      9,630       9,430       10,665        9,776
Custodian fees ...............................      5,234       3,752        1,754        1,997
Transfer agent fees ..........................      4,959       4,959        4,959        4,959
Printing and shareholder reports .............        605         220        2,099          709
Offering expenses ............................      1,218       1,218        1,218        1,218
Trustees' fees and expenses ..................        175          75          709          255
Other ........................................        654         656          654          655
                                                ---------   ---------    ---------    ---------
 Total expenses ..............................     47,191      39,430       75,703       47,758
 Less: Advisory fee waivers and
   reimbursements, if any ....................    (36,372)    (34,761)     (33,151)     (33,211)
 Less: Reductions from directed
   brokerage agreements, if any ..............         --         (51)      (3,743)      (1,595)
                                                ---------   ---------    ---------    ---------
 Net expenses ................................     10,819       4,618       38,809       12,952
                                                ---------   ---------    ---------    ---------
Net investment income (loss) .................      4,239        (485)       7,354         (596)
                                                ---------   ---------    ---------    ---------
REALIZED AND UNREALIZED GAIN
 (LOSS)--NET:
Realized gain (loss) on investments--net .....    (38,409)        608      (22,364)      21,239
Change in unrealized appreciation
 (depreciation) on investments--net ..........    180,037     112,099      632,505      253,347
                                                ---------   ---------    ---------    ---------
Total realized and unrealized gain on
 investments--net ............................    141,628     112,707      610,141      274,586
                                                ---------   ---------    ---------    ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .............................  $ 145,867   $ 112,222    $ 617,495    $ 273,990
                                                =========   =========    =========    =========



See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                                                  ROSZEL/     ROSZEL/                    ROSZEL/
                                                VALENZUELA     SENECA    ROSZEL/NWQ     DELAWARE
                                                  MID CAP     MID CAP     SMALL CAP     SMALL-MID
                                                   VALUE       GROWTH       VALUE      CAP GROWTH
                                                 PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO
                                               ------------ ----------- ------------ --------------
INVESTMENT INCOME:
 Dividends ...................................  $  23,848    $   4,938   $  20,689     $   2,290
 Interest ....................................        921          427         620           739
 Less: Foreign taxes withheld ................        (66)          --         (57)           (7)
                                                ---------    ---------   ---------     ------------
Total income .................................     24,703        5,365      21,252         3,022
                                                ---------    ---------   ---------     -----------
EXPENSES:
Investment advisory fees .....................     13,760        9,761      11,907         6,527
Administrative services ......................     18,460       17,389      17,670        16,443
Professional fees ............................      9,925        9,727       9,769         9,561
Custodian fees ...............................      2,725        2,112       1,397           563
Transfer agent fees ..........................      4,959        4,959       4,959         4,959
Printing and shareholder reports .............        948          695         820           854
Offering expenses ............................      1,218        1,218       1,218         1,218
Trustees' fees and expenses ..................        333          226         245           143
Other ........................................        661          653         654           655
                                                ---------    ---------   ---------     -----------
 Total expenses ..............................     52,989       46,740      48,639        40,923
 Less: Advisory fee waivers and
   reimbursements, if any ....................    (34,048)     (33,307)    (32,512)      (32,164)
 Less: Reductions from directed
   brokerage agreements, if any ..............     (1,875)      (1,419)     (2,538)         (218)
                                                ---------    ---------   ---------     -----------
 Net expenses ................................     17,066       12,014      13,589         8,541
                                                ---------    ---------   ---------     -----------
Net investment income (loss) .................      7,637       (6,649)      7,663        (5,519)
                                                ---------    ---------   ---------     -----------
REALIZED AND UNREALIZED GAIN
 (LOSS)--NET:
Realized gain (loss) on investments--net .....    (54,275)      27,101     135,949      (102,380)
Change in unrealized appreciation
 (depreciation) on investments--net ..........    461,839      370,227     387,600       351,126
                                                ---------    ---------   ---------     -----------
Total realized and unrealized gain on
 investments--net ............................    407,564      397,328     523,549       248,746
                                                ---------    ---------   ---------     -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .............................  $ 415,201    $ 390,679   $ 531,212     $ 243,227
                                                =========    =========   =========     ===========



See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------


                                                                   ROSZEL/      ROSZEL/LORD
                                                   ROSZEL/          CREDIT        ABBETT     ROSZEL/MLIM
                                                    LAZARD          SUISSE      GOVERNMENT     FIXED-
                                                INTERNATIONAL   INTERNATIONAL   SECURITIES     INCOME
                                                  PORTFOLIO       PORTFOLIO      PORTFOLIO    PORTFOLIO
                                               --------------- --------------- ------------ ------------
INVESTMENT INCOME:
 Dividends ...................................    $  28,972       $  58,527     $      --    $      --
 Interest ....................................          815             811       182,966      226,409
 Less: Foreign taxes withheld ................         (482)           (562)           --           --
                                                  ---------       ---------     ---------    ---------
Total income .................................       29,305          58,776       182,966      226,409
                                                  ---------       ---------     ---------    ---------
EXPENSES:
Investment advisory fees .....................        6,614          11,913        34,221       46,737
Administrative services ......................       16,339          17,851        25,767       28,503
Professional fees ............................       10,597          10,877        11,200       11,638
Custodian fees ...............................        1,225           2,110         2,643        1,063
Transfer agent fees ..........................        4,959           4,959         4,959        4,959
Printing and shareholder reports .............          447             481         2,760        3,605
Offering expenses ............................        1,218           1,218         1,218        3,043
Trustees' fees and expenses ..................          126             272         1,012        1,244
Other ........................................          653             640         1,537        1,429
                                                  ---------       ---------     ---------    ---------
 Total expenses ..............................       42,178          50,321        85,317      102,221
 Less: Advisory fee waivers and
   reimbursements, if any ....................      (33,225)        (34,193)      (34,415)     (35,345)
                                                  ---------       ---------     ---------    ---------
 Net expenses ................................        8,953          16,128        50,902       66,876
                                                  ---------       ---------     ---------    ---------
Net investment income ........................       20,352          42,648       132,064      159,533
                                                  ---------       ---------     ---------    ---------
REALIZED AND UNREALIZED GAIN
 (LOSS)--NET:
Realized gain (loss) on investments--net .....       (9,634)        (34,060)       83,185        5,547
Change in unrealized appreciation
 (depreciation) on investments--net ..........      109,878         279,218        34,347      186,080
                                                  ---------       ---------     ---------    ---------
Total realized and unrealized gain on
 investments--net ............................      100,244         245,158       117,532      191,627
                                                  ---------       ---------     ---------    ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                  $ 120,596       $ 287,806     $ 249,596    $ 351,160
                                                  =========       =========     =========    =========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                   ROSZEL/LORD ABBETT               ROSZEL/LEVIN
                                                     LARGE CAP VALUE              LARGE CAP VALUE
                                                        PORTFOLIO                    PORTFOLIO
                                              ----------------------------- ----------------------------
                                                SIX MONTHS                    SIX MONTHS
                                                   ENDED         JULY 1,         ENDED        JULY 1,
                                                 JUNE 30,       2002* TO       JUNE 30,       2002* TO
                                                   2003       DECEMBER 31,       2003       DECEMBER 31,
                                                (UNAUDITED)       2002        (UNAUDITED)       2002
                                              -------------- -------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net ......................   $   20,634     $    9,768     $   12,781    $   14,322
Realized gain (loss) on
 investments--net ...........................       60,241         17,315        (14,961)        2,713
Change in unrealized appreciation
 (depreciation) on investments--net .........      579,623        113,242        319,174       (15,850)
                                                ----------     ----------     ----------    ----------
Net increase in net assets resulting
 from operations ............................      660,498        140,325        316,994         1,185
                                                ----------     ----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................      (13,839)            --        (18,392)           --
Realized gain--net ..........................      (19,029)            --        (10,013)           --
                                                ----------     ----------     ----------    ----------
Total distributions .........................      (32,868)            --        (28,405)           --
                                                ----------     ----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................    2,729,027      5,590,891        581,570     2,279,294
Shares redeemed .............................     (122,183)      (253,359)       (65,048)      (80,569)
                                                ----------     ----------     ----------    ----------
Net increase in net assets derived from
 capital share transactions .................    2,606,844      5,337,532        516,522     2,198,725
                                                ----------     ----------     ----------    ----------
NET ASSETS:
Total increase in net assets ................    3,234,474      5,477,857        805,111     2,199,910
Beginning of period .........................    5,577,857        100,000      2,299,910       100,000
                                                ----------     ----------     ----------    ----------
End of period ...............................   $8,812,331     $5,577,857     $3,105,021    $2,299,910
                                                ==========     ==========     ==========    ==========
Net Assets include undistributed
 investment income--net  ....................   $   17,787     $   10,992     $    9,935    $   15,546
                                                ==========     ==========     ==========    ==========
SHARE TRANSACTIONS:
Shares sold .................................      263,668        575,246         66,145       269,802
Shares redeemed .............................      (12,449)       (25,424)        (7,536)       (9,428)
                                                ----------     ----------     ----------    ----------
NET INCREASE IN SHARES OUTSTANDING ..........      251,219        549,822         58,609       260,374
                                                ==========     ==========     ==========    ==========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                       ROSZEL/MLIM                  ROSZEL/SOUND
                                                      RELATIVE VALUE               LARGE CAP CORE
                                                        PORTFOLIO                     PORTFOLIO
                                              ------------------------------ ---------------------------
                                                 SIX MONTHS                    SIX MONTHS
                                                   ENDED          JULY 1,        ENDED        JULY 1,
                                                  JUNE 30,       2002* TO       JUNE 30,      2002* TO
                                                    2003       DECEMBER 31,       2003      DECEMBER 31,
                                                (UNAUDITED)        2002       (UNAUDITED)       2002
                                              --------------- -------------- ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net ......................   $    62,206     $   16,869     $    680      $     460
Realized gain (loss) on
 investments--net ...........................        14,491        (21,487)      (7,198)        (6,856)
Change in unrealized appreciation
 (depreciation) on investments--net .........       803,863        120,870       87,525        (21,415)
                                                -----------     ----------     --------      ---------
Net increase (decrease) in net assets
 resulting from operations ..................       880,560        116,252       81,007        (27,811)
                                                -----------     ----------     --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................       (20,941)            --       (4,530)            --
                                                -----------     ----------     --------      ---------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................     4,139,174      6,525,784      253,622        480,643
Shares redeemed .............................      (367,417)      (433,078)      (9,908)       (22,274)
                                                -----------     ----------     --------      ---------
Net increase in net assets derived from
 capital share transactions .................     3,771,757      6,092,706      243,714        458,369
                                                -----------     ----------     --------      ---------
NET ASSETS:
Total increase in net assets ................     4,631,376      6,208,958      320,191        430,558
Beginning of period .........................     6,308,958        100,000      530,558        100,000
                                                -----------     ----------     --------      ---------
End of period ...............................   $10,940,334     $6,308,958     $850,749      $ 530,558
                                                ===========     ==========     ========      =========
Net Assets include undistributed
 investment income (loss)--net  .............   $    59,358     $   18,093     $ (2,166)     $   1,684
                                                ===========     ==========     ========      =========
SHARE TRANSACTIONS:
Shares sold .................................       432,339        704,243       26,439         51,393
Shares redeemed .............................       (38,547)       (45,980)      (1,088)        (2,708)
                                                -----------     ----------     --------      ---------
NET INCREASE IN SHARES OUTSTANDING ..........       393,792        658,263       25,351         48,685
                                                ===========     ==========     ========      =========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                   ROSZEL/INVESCO-NAM        ROSZEL/NICHOLAS-APPLEGATE
                                                     LARGE CAP CORE               LARGE CAP GROWTH
                                                        PORTFOLIO                    PORTFOLIO
                                              ----------------------------- ----------------------------
                                                SIX MONTHS                    SIX MONTHS
                                                   ENDED         JULY 1,         ENDED        JULY 1,
                                                 JUNE 30,       2002* TO       JUNE 30,       2002* TO
                                                   2003       DECEMBER 31,       2003       DECEMBER 31,
                                                (UNAUDITED)       2002        (UNAUDITED)       2002
                                              -------------- -------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net ...............   $    4,239     $    1,344     $     (485)    $    (191)
Realized gain (loss) on
 investments--net ...........................      (38,409)        (2,182)           608       (16,221)
Change in unrealized appreciation
 (depreciation) on investments--net .........      180,037        (45,821)       112,099       (21,733)
                                                ----------     ----------     ----------     ---------
Net increase (decrease) in net assets
 resulting from operations ..................      145,867        (46,659)       112,222       (38,145)
                                                ----------     ----------     ----------     ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................       (5,414)            --         (3,879)           --
                                                ----------     ----------     ----------     ---------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................      947,358      1,610,358        634,697       524,299
Shares redeemed .............................     (109,433)       (52,264)       (63,872)      (40,435)
                                                ----------     ----------     ----------     ---------
Net increase in net assets derived from
 capital share transactions .................      837,925      1,558,094        570,825       483,864
                                                ----------     ----------     ----------     ---------
NET ASSETS:
Total increase in net assets ................      978,378      1,511,435        679,168       445,719
Beginning of period .........................    1,611,435        100,000        545,719       100,000
                                                ----------     ----------     ----------     ---------
End of period ...............................   $2,589,813     $1,611,435     $1,224,887     $ 545,719
                                                ==========     ==========     ==========     =========
Net Assets include undistributed
 investment income (loss)--net  .............   $    1,393     $    2,568     $   (3,331)    $   1,033
                                                ==========     ==========     ==========     =========
SHARE TRANSACTIONS:
Shares sold .................................      102,189        177,333         67,666        55,533
Shares redeemed .............................      (11,943)        (5,828)        (6,879)       (4,297)
                                                ----------     ----------     ----------     ---------
NET INCREASE IN SHARES OUTSTANDING ..........       90,246        171,505         60,787        51,236
                                                ==========     ==========     ==========     =========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                   ROSZEL/RITTENHOUSE              ROSZEL/SENECA
                                                    LARGE CAP GROWTH              LARGE CAP GROWTH
                                                        PORTFOLIO                    PORTFOLIO
                                              ----------------------------- ----------------------------
                                                SIX MONTHS                    SIX MONTHS
                                                   ENDED         JULY 1,         ENDED        JULY 1,
                                                 JUNE 30,       2002* TO       JUNE 30,       2002* TO
                                                   2003       DECEMBER 31,       2003       DECEMBER 31,
                                                (UNAUDITED)       2002        (UNAUDITED)       2002
                                              -------------- -------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net ...............   $    7,354     $    2,293     $     (596)   $      693
Realized gain (loss) on
 investments--net ...........................      (22,364)       (38,300)        21,239       (40,936)
Change in unrealized appreciation
 (depreciation) on investments--net .........      632,505       (169,273)       253,347       (25,186)
                                                ----------     ----------     ----------    ----------
Net increase (decrease) in net assets
 resulting from operations ..................      617,495       (205,280)       273,990       (65,429)
                                                ----------     ----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................       (6,362)            --         (4,763)           --
                                                ----------     ----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................    2,215,608      6,923,549        709,174     2,327,915
Shares redeemed .............................     (188,211)      (284,216)      (323,795)      (25,955)
                                                ----------     ----------     ----------    ----------
Net increase in net assets derived from
 capital share transactions .................    2,027,397      6,639,333        385,379     2,301,960
                                                ----------     ----------     ----------    ----------
NET ASSETS:
Total increase in net assets ................    2,638,530      6,434,053        654,606     2,236,531
Beginning of period .........................    6,534,053        100,000      2,336,531       100,000
                                                ----------     ----------     ----------    ----------
End of period ...............................   $9,172,583     $6,534,053     $2,991,137    $2,336,531
                                                ==========     ==========     ==========    ==========
Net Assets include undistributed
 investment income (loss)--net  .............   $    4,509     $    3,517     $   (3,442)   $    1,917
                                                ==========     ==========     ==========    ==========
SHARE TRANSACTIONS:
Shares sold .................................      235,138        737,382         74,460       253,323
Shares redeemed .............................      (20,649)       (30,062)       (34,358)       (2,802)
                                                ----------     ----------     ----------    ----------
NET INCREASE IN SHARES OUTSTANDING ..........      214,489        707,320         40,102       250,521
                                                ==========     ==========     ==========    ==========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                    ROSZEL/VALENZUELA              ROSZEL/SENECA
                                                      MID CAP VALUE                MID CAP GROWTH
                                                        PORTFOLIO                    PORTFOLIO
                                              ----------------------------- ----------------------------
                                                SIX MONTHS                    SIX MONTHS
                                                   ENDED         JULY 1,         ENDED        JULY 1,
                                                 JUNE 30,       2002* TO       JUNE 30,       2002* TO
                                                   2003       DECEMBER 31,       2003       DECEMBER 31,
                                                (UNAUDITED)       2002        (UNAUDITED)       2002
                                              -------------- -------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net ...............   $    7,637     $    3,687     $   (6,649)   $   (1,248)
Realized gain (loss) on
 investments--net ...........................      (54,275)      (123,433)        27,101       (41,535)
Change in unrealized appreciation
 (depreciation) on investments--net .........      461,839        (11,468)       370,227       (39,307)
                                                ----------     ----------     ----------    ----------
Net increase (decrease) in net assets
 resulting from operations ..................      415,201       (131,214)       390,679       (82,090)
                                                ----------     ----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................       (7,380)            --         (2,822)           --
                                                ----------     ----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................      721,182      3,284,499      1,194,926     1,887,102
Shares redeemed .............................     (205,182)      (113,747)      (432,995)      (40,166)
                                                ----------     ----------     ----------    ----------
Net increase in net assets derived from
 capital share transactions .................      516,000      3,170,752        761,931     1,846,936
                                                ----------     ----------     ----------    ----------
NET ASSETS:
Total increase in net assets ................      923,821      3,039,538      1,149,788     1,764,846
Beginning of period .........................    3,139,538        100,000      1,864,846       100,000
                                                ----------     ----------     ----------    ----------
End of period ...............................   $4,063,359     $3,139,538     $3,014,634    $1,864,846
                                                ==========     ==========     ==========    ==========
Net Assets include undistributed
 investment income (loss)--net  .............   $    5,168     $    4,911     $   (9,495)   $      (24)
                                                ==========     ==========     ==========    ==========
SHARE TRANSACTIONS:
Shares sold .................................       87,787        398,339        130,047       211,035
Shares redeemed .............................      (26,086)       (14,107)       (44,563)       (4,525)
                                                ----------     ----------     ----------    ----------
NET INCREASE IN SHARES OUTSTANDING ..........       61,701        384,232         85,484       206,510
                                                ==========     ==========     ==========    ==========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                       ROSZEL/NWQ                 ROSZEL/DELAWARE
                                                     SMALL CAP VALUE            SMALL-MID CAP GROWTH
                                                        PORTFOLIO                    PORTFOLIO
                                              ----------------------------- ----------------------------
                                                SIX MONTHS                    SIX MONTHS
                                                   ENDED         JULY 1,         ENDED        JULY 1,
                                                 JUNE 30,       2002* TO       JUNE 30,       2002* TO
                                                   2003       DECEMBER 31,       2003       DECEMBER 31,
                                                (UNAUDITED)       2002        (UNAUDITED)       2002
                                              -------------- -------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net ...............   $    7,663     $    2,703     $   (5,519)   $   (3,566)
Realized gain (loss) on
 investments--net ...........................      135,949           (581)      (102,380)      (44,978)
Change in unrealized appreciation
 (depreciation) on investments--net .........      387,600        (40,760)       351,126       (57,493)
                                                ----------     ----------     ----------    ----------
Net increase (decrease) in net assets
 resulting from operations ..................      531,212        (38,638)       243,227      (106,037)
                                                ----------     ----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................       (6,697)            --           (504)           --
                                                ----------     ----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................    1,578,224      2,128,689        324,497     1,530,128
Shares redeemed .............................     (279,777)      (135,485)       (96,607)     (111,581)
                                                ----------     ----------     ----------    ----------
Net increase in net assets derived from
 capital share transactions .................    1,298,447      1,993,204        227,890     1,418,547
                                                ----------     ----------     ----------    ----------
NET ASSETS:
Total increase in net assets ................    1,822,962      1,954,566        470,613     1,312,510
Beginning of period .........................    2,054,566        100,000      1,412,510       100,000
                                                ----------     ----------     ----------    ----------
End of period ...............................   $3,877,528     $2,054,566     $1,883,123    $1,412,510
                                                ==========     ==========     ==========    ==========
Net Assets include undistributed
 investment income (loss)--net  .............   $    4,893     $    3,927     $   (8,365)   $   (2,342)
                                                ==========     ==========     ==========    ==========
SHARE TRANSACTIONS:
Shares sold .................................      193,611        272,934         38,963       189,000
Shares redeemed .............................      (32,723)       (17,437)       (12,490)      (13,630)
                                                ----------     ----------     ----------    ----------
NET INCREASE IN SHARES OUTSTANDING ..........      160,888        255,497         26,473       175,370
                                                ==========     ==========     ==========    ==========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                      ROSZEL/LAZARD             ROSZEL/CREDIT SUISSE
                                                      INTERNATIONAL                INTERNATIONAL
                                                        PORTFOLIO                    PORTFOLIO
                                              ----------------------------- ----------------------------
                                                SIX MONTHS                    SIX MONTHS
                                                   ENDED         JULY 1,         ENDED        JULY 1,
                                                 JUNE 30,       2002* TO       JUNE 30,       2002* TO
                                                   2003       DECEMBER 31,       2003       DECEMBER 31,
                                                (UNAUDITED)       2002        (UNAUDITED)       2002
                                              -------------- -------------- -------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net ......................   $   20,352     $      119     $   42,648    $    1,700
Realized loss on investments--net ...........       (9,634)        (2,497)       (34,060)      (31,110)
Change in unrealized appreciation
 (depreciation) on investments--net .........      109,878         (8,678)       279,218       (20,948)
                                                ----------     ----------     ----------    ----------
Net increase (decrease) in net assets
 resulting from operations ..................      120,596        (11,056)       287,806       (50,358)
                                                ----------     ----------     ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................       (4,188)            --         (5,769)           --
                                                ----------     ----------     ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................    1,858,272      1,041,896        954,383     2,702,324
Shares redeemed .............................     (742,299)        (5,142)      (453,136)     (333,146)
                                                ----------     ----------     ----------    ----------
Net increase in net assets derived from
 capital share transactions .................    1,115,973      1,036,754        501,247     2,369,178
                                                ----------     ----------     ----------    ----------
NET ASSETS:
Total increase in net assets ................    1,232,381      1,025,698        783,284     2,318,820
Beginning of period .........................    1,125,698        100,000      2,418,820       100,000
                                                ----------     ----------     ----------    ----------
End of period ...............................   $2,358,079     $1,125,698     $3,202,104    $2,418,820
                                                ==========     ==========     ==========    ==========
Net Assets include undistributed
 investment income--net  ....................   $   17,507     $    1,343     $   39,803    $    2,924
                                                ==========     ==========     ==========    ==========
SHARE TRANSACTIONS:
Shares sold .................................      202,764        116,601        106,885       298,474
Shares redeemed .............................      (83,013)          (581)       (50,184)      (37,122)
                                                ----------     ----------     ----------    ----------
NET INCREASE IN SHARES OUTSTANDING                 119,751        116,020         56,701       261,352
                                                ==========     ==========     ==========    ==========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
--------------------------------------------------------------------------------


                                                    ROSZEL/LORD ABBETT
                                                        GOVERNMENT                     ROSZEL/MLIM
                                                        SECURITIES                    FIXED-INCOME
                                                        PORTFOLIO                       PORTFOLIO
                                              ------------------------------ -------------------------------
                                                 SIX MONTHS                     SIX MONTHS
                                                   ENDED          JULY 1,         ENDED          JULY 1,
                                                  JUNE 30,       2002* TO        JUNE 30,        2002* TO
                                                    2003       DECEMBER 31,        2003        DECEMBER 31,
                                                (UNAUDITED)        2002        (UNAUDITED)         2002
                                              --------------- -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income--net ......................  $    132,064     $   39,838     $   159,533     $    51,296
Realized gain on investments--net ...........        83,185         18,117           5,547           5,960
Change in unrealized appreciation
 (depreciation) on investments--net .........        34,347         89,232         186,080         118,038
                                               ------------     ----------     -----------     -----------
Net increase in net assets resulting
 from operations ............................       249,596        147,187         351,160         175,294
                                               ------------     ----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................      (169,211)       (37,255)       (200,220)        (55,046)
Realized gain--net ..........................       (15,450)            --            (300)             --
                                               ------------     ----------     -----------     -----------
Total distributions .........................      (184,661)       (37,255)       (200,520)        (55,046)
                                               ------------     ----------     -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................     4,322,838      9,464,223       4,676,195      11,559,859
Shares issued on reinvestment of
 distributions ..............................       135,722         37,255         167,284          55,046
Shares redeemed .............................    (1,581,439)      (562,241)       (577,154)       (607,832)
                                               ------------     ----------     -----------     -----------
Net increase in net assets derived from
 capital share transactions .................     2,877,121      8,939,237       4,266,325      11,007,073
                                               ------------     ----------     -----------     -----------
NET ASSETS:
Total increase in net assets ................     2,942,056      9,049,169       4,416,965      11,127,321
Beginning of period .........................     9,149,169        100,000      11,377,321         250,000
                                               ------------     ----------     -----------     -----------
End of period ...............................  $ 12,091,225     $9,149,169     $15,794,286     $11,377,321
                                               ============     ==========     ===========     ===========
Net Assets include undistributed
 investment income (loss)--net  .............  $    (29,642)    $    7,505     $   (35,485)    $     5,202
                                               ============     ==========     ===========     ===========
SHARE TRANSACTIONS:
Shares sold .................................       410,357        912,705         456,656       1,146,489
Shares issued on reinvestment of
 distributions ..............................        12,864          3,582          16,358           5,448
Shares redeemed .............................      (150,761)       (54,072)        (56,589)        (60,377)
                                               ------------     ----------     -----------     -----------
NET INCREASE IN SHARES OUTSTANDING ..........       272,460        862,215         416,425       1,091,560
                                               ============     ==========     ===========     ===========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
 Proceeds from sales and maturities of investments ................    $  10,985,121
 Purchases of investments .........................................      (13,621,122)
 Net increase in short-term investments ...........................       (2,182,455)
 Net investment income ............................................          132,064
 ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH USED BY
   OPERATING ACTIVITIES:
   Net increase in receivables related to operations ..............          (16,127)
   Net decrease in payables related to operations .................          (12,813)
   Net accretion of discounts and premiums ........................           (9,858)
                                                                       -------------
 Net cash used for operating activities ...........................       (4,725,190)
                                                                       -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
 Net capital share transactions* ..................................        2,808,138
                                                                       -------------
 Net cash provided for financing activities .......................        2,808,138
                                                                       -------------
 Net decrease in cash .............................................       (1,917,052)
CASH AT BEGINNING OF PERIOD .......................................        1,917,052
                                                                       -------------
CASH AT END OF PERIOD .............................................    $          --
                                                                       =============

----------

* Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $135,722.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                                    ROSZEL/LORD ABBETT                      ROSZEL/LEVIN
                                                                     LARGE CAP VALUE                       LARGE CAP VALUE
                                                                        PORTFOLIO                             PORTFOLIO
                                                             --------------------------------     --------------------------------
                                                                SIX MONTHS        JULY 1,            SIX MONTHS        JULY 1,
                                                                  ENDED          2002* TO              ENDED           2002* TO
                                                              JUNE 30, 2003    DECEMBER 31,        JUNE 30, 2003     DECEMBER 31,
                                                               (UNAUDITED)         2002             (UNAUDITED)          2002
                                                             --------------- ----------------     --------------- ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................   $   9.96           $ 10.00           $   8.51           $  10.00
                                                               --------        -----------          --------        ------------
Investment income--net (a) .................................       0.03              0.04               0.04               0.12
Realized and unrealized gain (loss) on
 investments--net (a) ......................................       0.92             (0.08)**            0.98              (1.61)
                                                               --------        -----------          --------        ------------
Total from investment operations ...........................       0.95             (0.04)              1.02              (1.49)
                                                               --------        -----------          --------        ------------
Distributions to shareholders from:
 Investment income--net ....................................      (0.02)               --              (0.06)                --
 Realized gain--net ........................................      (0.02)               --              (0.03)                --
                                                               ----------      -----------          --------        ------------
Total distributions ........................................      (0.04)               --              (0.09)                --
                                                               ----------      -----------          --------        ------------
Net asset value, end of period .............................   $  10.87           $  9.96           $   9.44           $   8.51
                                                               ==========      ===========          ========        ============
TOTAL INVESTMENT RETURN (b)(c) .............................       9.54 %           (0.40)%            11.94 %           (14.90)%
                                                               ==========      ===========          ========        ============
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .....................       2.30 %            6.01 %             3.89 %            11.09 %
Expenses net of waivers and reimbursements, if any (f) .....       1.10 %            1.10 %             1.10 %             1.10 %
Expenses net of all reductions (g) .........................       1.10 %            1.05 %             1.05 %             0.95 %
Investment loss--net before expense
 reductions (e) ............................................      (0.58)%           (4.13)%            (1.85)%            (7.38)%
Investment income--net of waivers and reimbursements, if
 any (f) ...................................................       0.62 %            0.78 %             0.94 %             2.61 %
Investment income--net of all reductions (g) ...............       0.62 %            0.83 %             0.99 %             2.76 %
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...................    $ 8,812          $  5,578            $ 3,105           $  2,300
                                                               ==========      ===========          ==========      ============
Portfolio turnover rate ....................................         13 %              13 %               41 %               21 %
                                                               ==========      ===========          ==========      ============



                                                                          ROSZEL/MLIM                    ROSZEL/SOUND
                                                                         RELATIVE VALUE                 LARGE CAP CORE
                                                                           PORTFOLIO                       PORTFOLIO
                                                                 ------------------------------ -------------------------------
                                                                    SIX MONTHS       JULY 1,       SIX MONTHS       JULY 1,
                                                                      ENDED         2002* TO         ENDED          2002* TO
                                                                  JUNE 30, 2003   DECEMBER 31,   JUNE 30, 2003    DECEMBER 31,
                                                                   (UNAUDITED)        2002        (UNAUDITED)         2002
                                                                 --------------- -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................     $  9.44       $ 10.00        $   9.04        $  10.00
                                                                     -------       --------       ---------       ---------
Investment income--net (a) .....................................        0.07          0.06            0.01            0.02
Realized and unrealized gain (loss) on
 investments--net (a) ..........................................        0.81         (0.62)**         1.12           (0.98)
                                                                     -------       --------       ---------       ----------
Total from investment operations ...............................        0.88         (0.56)           1.13           (0.96)
                                                                     -------       --------       ---------       ----------
Distributions to shareholders from:
 Investment income--net ........................................       (0.02)           --           (0.05)             --
                                                                     -------       --------       ----------      ----------
Net asset value, end of period .................................     $ 10.30       $  9.44        $  10.12        $   9.04
                                                                     =======       ========       ==========      ==========
TOTAL INVESTMENT RETURN (b)(c) .................................        9.32 %       (5.60)%         12.54 %         (9.60)%
                                                                     =======       ========       ==========      ==========
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .........................        1.94 %        5.23 %         11.97 %         39.23 %
Expenses net of waivers and reimbursements, if any (f) .........        1.10 %        1.10 %          1.10 %          1.10 %
Expenses net of all reductions (g) .............................        1.10 %        1.10 %          1.10 %          1.04 %
Investment income (loss)--net before expense
 reductions (e) ................................................        0.64 %       (2.84)%        (10.66)%        (37.85)
Investment income--net of waivers and reimbursements, if
 any (f) .......................................................        1.48 %        1.29 %          0.21 %          0.28 %
Investment income--net of all reductions (g) ...................        1.48          1.29 %          0.21 %          0.34 %
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......................     $10,940       $ 6,309          $  851        $    531
                                                                     =======     ==========       ==========      ==========
Portfolio turnover rate ........................................           3 %          15 %            28 %            29 %
                                                                     =======     ==========       ==========      ==========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                                  ROSZEL/INVESCO-NAM               ROSZEL/NICHOLAS-APPLEGATE
                                                                    LARGE CAP CORE                     LARGE CAP GROWTH
                                                                      PORTFOLIO                            PORTFOLIO
                                                          ----------------------------------  -----------------------------------
                                                             SIX MONTHS         JULY 1,          SIX MONTHS         JULY 1,
                                                               ENDED           2002* TO            ENDED            2002* TO
                                                           JUNE 30, 2003     DECEMBER 31,      JUNE 30, 2003      DECEMBER 31,
                                                            (UNAUDITED)          2002           (UNAUDITED)           2002
                                                          --------------- ------------------  --------------- -------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ....................   $   8.88            $  10.00        $   8.91         $  10.00
                                                            --------         -----------        --------         --------
Investment income (loss)--net (a) .......................       0.02                0.02           (0.01)           (0.01)
Realized and unrealized gain (loss) on
 investments--net (a) ...................................       0.65               (1.14)           1.17            (1.08)
                                                            --------         -----------        ---------        --------
Total from investment operations ........................       0.67               (1.12)           1.16            (1.09)
                                                            --------         -----------        ---------        --------
Distributions to shareholders from:
 Investment income--net .................................      (0.02)                 --           (0.03)              --
                                                            ----------       -----------        ---------        --------
Net asset value, end of period ..........................   $   9.53            $   8.88        $  10.04         $   8.91
                                                            ==========       ===========        =========        ========
TOTAL INVESTMENT RETURN (b)(c) ..........................       7.54 %            (11.20)%         13.04 %         (10.90)%
                                                            ==========       ===========        =========        ========
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) ..................       4.80 %             16.20 %          9.29 %          35.23 %
Expenses net of waivers and reimbursements, if any (f) ..       1.10 %              1.10 %          1.10 %           1.10 %
Expenses net of all reductions (g) ......................       1.10 %              1.10 %          1.09 %           1.10 %
Investment loss--net before expense
 reductions (e) .........................................      (3.27)%            (14.72)%         (8.32)%         (34.27)%
Investment income (loss)--net of waivers and
 reimbursements, if any (f) .............................       0.43 %              0.38 %         (0.13)%          (0.14)%
Investment income (loss)--net of all reductions (g) .....       0.43 %              0.38 %         (0.12)%          (0.14)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ................   $  2,590            $  1,611        $   1,225        $    546
                                                            ==========       ===========        =========        ========
Portfolio turnover rate .................................          9 %                13 %             85 %            98 %
                                                            ==========       ===========        =========        ========



                                                                        ROSZEL/RITTENHOUSE                   ROSZEL/SENECA
                                                                         LARGE CAP GROWTH                  LARGE CAP GROWTH
                                                                            PORTFOLIO                          PORTFOLIO
                                                                 --------------------------------  --------------------------------
                                                                    SIX MONTHS        JULY 1,         SIX MONTHS        JULY 1,
                                                                      ENDED          2002* TO           ENDED           2002* TO
                                                                  JUNE 30, 2003    DECEMBER 31,     JUNE 30, 2003     DECEMBER 31,
                                                                   (UNAUDITED)         2002          (UNAUDITED)          2002
                                                                 --------------- ----------------  --------------- ----------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................   $   9.11            $ 10.00       $   8.97          $    10.00
                                                                   --------        -----------       --------        ------------
Investment income (loss)--net (a) ..............................       0.01               0.01          (0.00)+              0.01
Realized and unrealized gain (loss) on
 investments--net (a) ..........................................       0.73              (0.90)          1.00               (1.04)
                                                                   --------        -----------       ---------       ------------
Total from investment operations ...............................       0.74              (0.89)          1.00               (1.03)
                                                                   --------        -----------       ---------       ------------
Distributions to shareholders from:
 Investment income--net ........................................      (0.01)                --          (0.02)                 --
                                                                   ----------      -----------       ---------       ------------
Net asset value, end of period .................................   $   9.84            $  9.11       $   9.95          $     8.97
                                                                   ==========      ===========       =========       ============
TOTAL INVESTMENT RETURN (b)(c) .................................       8.09 %            (8.90)%         11.10 %           (10.30)%
                                                                   ==========      ===========       =========       ============
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .........................       1.96 %             5.05 %          3.61 %            10.21 %
Expenses net of waivers and reimbursements, if any (f) .........       1.10 %             1.10 %          1.10 %             1.10 %
Expenses net of all reductions (g) .............................       1.00 %             1.03 %          0.98 %             1.02 %
Investment loss--net before expense
 reductions (e) ................................................      (0.77)%            (3.85)%         (2.68)%            (9.06)%
Investment income (loss)--net of waivers and
 reimbursements, if any (f) ....................................       0.09 %             0.10 %         (0.17)%             0.05 %
Investment income (loss)--net of all reductions (g) ............       0.19 %             0.17 %         (0.05)%             0.13 %
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......................    $ 9,173         $    6,534         $  2,991        $    2,337
                                                                   ==========      ===========        =========       ============
Portfolio turnover rate ........................................          4 %                6 %             47%              72 %
                                                                   ==========      ===========        =========       ============



See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                                     ROSZEL/VALENZUELA                     ROSZEL/SENECA
                                                                       MID CAP VALUE                      MID CAP GROWTH
                                                                         PORTFOLIO                           PORTFOLIO
                                                             ---------------------------------- ----------------------------------
                                                                SIX MONTHS         JULY 1,         SIX MONTHS         JULY 1,
                                                                  ENDED           2002* TO           ENDED            2002* TO
                                                              JUNE 30, 2003     DECEMBER 31,     JUNE 30, 2003      DECEMBER 31,
                                                               (UNAUDITED)          2002          (UNAUDITED)           2002
                                                             --------------- ------------------ --------------- ------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .......................   $   7.96            $  10.00       $   8.61           $  10.00
                                                               --------         -----------       --------         -----------
Investment income (loss)--net (a) ..........................       0.02                0.02          (0.02)            (0.01)
Realized and unrealized gain (loss) on
 investments--net (a) ......................................       0.95               (2.06)          1.40             (1.38)
                                                               --------         -----------       ---------        -----------
Total from investment operations ...........................       0.97               (2.04)          1.38             (1.39)
                                                               --------         -----------       ---------        -----------
Distributions to shareholders from:
 Investment income--net ....................................      (0.02)                 --          (0.01)               --
                                                               --------         -----------       ---------        -----------
Net asset value, end of period .............................   $   8.91            $   7.96       $   9.98          $   8.61
                                                               ========         ===========       =========        ===========
TOTAL INVESTMENT RETURN (b)(c) .............................      12.14 %            (20.40)%        16.02 %          (13.90)%
                                                               ========         ===========       =========        ===========
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .....................       3.08 %              9.34 %         3.83 %           13.51 %
Expenses net of waivers and reimbursements, if any (f) .....       1.10 %              1.10 %         1.10 %            1.10 %
Expenses net of all reductions (g) .........................       0.99 %              1.10 %         0.98 %            0.91 %
Investment loss--net before expense
 reductions (e) ............................................      (1.64)%             (7.68)%        (3.39)%          (12.92)%
Investment income (loss)--net of waivers and
 reimbursements, if any (f) ................................       0.34 %              0.56 %        (0.66)%           (0.51)%
Investment income (loss)--net of all reductions (g) ........       0.45 %              0.56 %        (0.54)%           (0.32)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ...................   $  4,063            $  3,140       $  3,015          $  1,865
                                                               ========         ===========       =========        ===========
Portfolio turnover rate ....................................         37 %                69 %           62 %              53 %
                                                               ========         ===========       =========        ===========



                                                                          ROSZEL/NWQ                       ROSZEL/DELAWARE
                                                                       SMALL CAP VALUE                  SMALL-MID CAP GROWTH
                                                                          PORTFOLIO                           PORTFOLIO
                                                              ---------------------------------- ----------------------------------
                                                                 SIX MONTHS         JULY 1,         SIX MONTHS         JULY 1,
                                                                   ENDED           2002* TO           ENDED            2002* TO
                                                               JUNE 30, 2003     DECEMBER 31,     JUNE 30, 2003      DECEMBER 31,
                                                                (UNAUDITED)          2002          (UNAUDITED)           2002
                                                              --------------- ------------------ --------------- ------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ........................   $   7.74            $  10.00       $   7.62         $  10.00
                                                                --------         -----------       --------         --------
Investment income (loss)--net (a) ...........................       0.02                0.02          (0.03)           (0.04)
Realized and unrealized gain (loss) on
 investments--net (a) .......................................       1.35               (2.28)          1.30            (2.34)
                                                                --------         -----------       ---------        -----------
Total from investment operations ............................       1.37               (2.26)          1.27            (2.38)
                                                                --------         -----------       ---------        -----------
Distributions to shareholders from:
 Investment income--net .....................................      (0.02)                 --          (0.00)+             --
                                                                ----------       -----------       ---------        -----------
Net asset value, end of period ..............................   $   9.09            $   7.74       $   8.89         $   7.62
                                                                ==========       ===========       =========        ===========
TOTAL INVESTMENT RETURN (b)(c) ..............................      17.64 %            (22.60)%        16.70 %         (23.80)%
                                                                ==========       ===========       =========        ===========
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) ......................       3.47 %             12.22 %         5.52 %          17.03 %
Expenses net of waivers and reimbursements, if any (f) ......       1.15 %              1.15 %         1.18 %           1.25 %
Expenses net of all reductions (g) ..........................       0.97 %              0.95 %         1.17 %           1.23 %
Investment loss--net before expense
 reductions (e) .............................................      (1.95)%            (10.68)%        (5.11)%         (16.78)%
Investment income (loss)--net of waivers and
 reimbursements, if any (f) .................................       0.37 %              0.39 %        (0.77)%          (1.00)%
Investment income (loss)--net of all reductions (g) .........       0.55 %              0.59 %        (0.76)%          (0.98)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) ....................   $  3,878           $   2,055       $  1,883         $  1,413
                                                                ==========       ===========       =========        ===========
Portfolio turnover rate .....................................         22 %                10 %          106 %             51 %
                                                                ==========       ===========       =========        ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                                           ROSZEL/LAZARD                 ROSZEL/CREDIT SUISSE
                                                                           INTERNATIONAL                     INTERNATIONAL
                                                                             PORTFOLIO                         PORTFOLIO
                                                                 ---------------------------------- -------------------------------
                                                                    SIX MONTHS         JULY 1,         SIX MONTHS       JULY 1,
                                                                      ENDED           2002* TO           ENDED          2002* TO
                                                                  JUNE 30, 2003     DECEMBER 31,     JUNE 30, 2003    DECEMBER 31,
                                                                   (UNAUDITED)          2002          (UNAUDITED)         2002
                                                                 --------------- ------------------ --------------- ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................   $   8.93            $  10.00        $   8.91       $  10.00
                                                                   --------         -----------        --------       --------
Investment income--net (a) .....................................       0.12                0.00+           0.14           0.01
Realized and unrealized gain (loss) on
 investments--net (a) ..........................................       0.56               (1.07)           0.73          (1.10)
                                                                   --------         -----------        --------       --------
Total from investment operations ...............................       0.68               (1.07)           0.87          (1.09)
                                                                   --------         -----------        --------       --------
Distributions to shareholders from:
 Investment income--net ........................................      (0.02)                 --           (0.02)            --
                                                                   ----------       -----------        --------       --------
Net asset value, end of period .................................   $   9.59            $   8.93        $   9.76       $   8.91
                                                                   ==========       ===========        ========       ========
TOTAL INVESTMENT RETURN (b)(c) .................................       7.58 %            (10.70)%          9.74 %       (10.90)%
                                                                   ==========       ===========        ========       ========
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .........................       5.42 %             31.35 %          3.59 %         9.47 %
Expenses net of waivers and reimbursements, if any (f) .........       1.15 %              1.15 %          1.15 %         1.15 %
Expenses net of all reductions (g) .............................       1.15 %              1.15 %          1.15 %         1.15 %
Investment income (loss)--net before expense
 reductions (e) ................................................      (1.66)%            (30.13)%          0.60 %        (8.06)%
Investment income--net of waivers and reimbursements, if
 any (f) .......................................................       2.61 %              0.07 %          3.04 %         0.26 %
Investment income--net of all reductions (g) ...................       2.61 %              0.07 %          3.04 %         0.26 %
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......................   $  2,358         $     1,126        $  3,202        $ 2,419
                                                                   ==========       ===========        ========       ========
Portfolio turnover rate ........................................         29 %                 3 %            60 %           35 %
                                                                   ==========       ===========        ========       ========


                                                                       ROSZEL/LORD ABBETT                 ROSZEL/MLIM
                                                                     GOVERNMENT SECURITIES               FIXED-INCOME
                                                                           PORTFOLIO                       PORTFOLIO
                                                                 ------------------------------ -------------------------------
                                                                    SIX MONTHS       JULY 1,       SIX MONTHS       JULY 1,
                                                                      ENDED         2002* TO         ENDED          2002* TO
                                                                  JUNE 30, 2003   DECEMBER 31,   JUNE 30, 2003    DECEMBER 31,
                                                                   (UNAUDITED)        2002        (UNAUDITED)         2002
                                                                 --------------- -------------- --------------- ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................    $  10.49       $ 10.00          $ 10.19       $ 10.00
                                                                    --------       --------         -------       --------
Investment income--net (a) .....................................        0.13          0.12             0.12          0.11
Realized and unrealized gain on
 investments--net (a) ..........................................        0.12          0.45             0.14          0.16
                                                                    --------       --------         -------       --------
Total from investment operations ...............................        0.25          0.57             0.26          0.27
                                                                    --------       --------         -------       --------
Distributions to shareholders from:
 Investment income--net ........................................       (0.17)        (0.08)           (0.15)        (0.08)
  Realized gain--net ...........................................       (0.01)           --            (0.00)+          --
                                                                    --------       ---------        -------       ---------
Total distributions ............................................       (0.18)        (0.08)           (0.15)        (0.08)
                                                                    --------       ---------        -------       ---------
Net asset value, end of period .................................    $  10.56       $ 10.49          $ 10.30       $ 10.19
                                                                    ========       =========        =======       =========
TOTAL INVESTMENT RETURN (b)(c) .................................        2.36 %        5.70 %           2.56 %        2.74 %
                                                                    ========       =========        =======       =========
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .........................        1.60 %        3.82 %           1.53 %        3.66 %
Expenses net of waivers and reimbursements, if any (f) .........        0.96 %++      0.95 %           1.00 %        1.00 %
Expenses net of all reductions (g) .............................        0.96 %        0.95 %           1.00 %        1.00 %
Investment income (loss)--net before expense
 reductions (e) ................................................        1.88 %       (0.65)%           1.86 %       (0.40)%
Investment income--net of waivers and reimbursements, if
 any (f) .......................................................        2.52 %        2.22 %           2.39 %        2.26%
Investment income--net of all reductions (g) ...................        2.52 %        2.22 %           2.39 %        2.26%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......................    $ 12,091       $ 9,149          $15,794       $11,377
                                                                    ========       =========        =======       =========
Portfolio turnover rate ........................................         122 %         107 %             12 %          38 %
                                                                    ========       =========        =======       =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS:

*    Commencement of investment operations.

** The amounts shown for a share outstanding throughout the period are not in accord with the aggregate net realized and unrealized gain (loss) because of the timing of sales and repurchases of the Portfolio's shares in relation to the fluctuating market value of the investments in the Portfolio.

+    Per share amount is less than $0.01.

++   The ratio of net operating expenses to average net assets was 0.95%.

(a)  Based on average shares outstanding.

(b) Total return is based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

(c)  Not annualized.

(d)  Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:


     MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Sixteen Portfolios are included in this annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/Levin Large Cap Value Portfolio, Roszel/MLIM Relative Value Portfolio, Roszel/Sound Large Cap Core Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Seneca Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio, Roszel/Seneca Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Rozel/Delaware Small-Mid Cap Growth Portfolio (formerly Roszel/Neuberger Berman Small Cap Growth Portfolio), Roszel/Lazard International Portfolio, Roszel/Credit Suisse International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/MLIM Fixed-Income Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

     (a) Valuation of investments --Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of trustees of the Trust.

     (b) Repurchase agreements --Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

     (c) Foreign currency transactions --Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     (d) Security transactions and investment income --Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.


     (e) Expenses --Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.


     (f) Dividends and distributions --Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and MLIM Fixed-Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


     (g) Offering Costs --Offering costs were capitalized and amortized over twelve months.


     (h) Delayed Delivery Transactions --Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/INVESCO-NAM Large Cap Core Portfolio, Roszel/Nicholas-Applegate Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Valenzuela Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash is designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.


     (i) Dollar Roll Transactions --The Roszel/Lord Abbett Government Securities Portfolio and the Roszel/MLIM Fixed-Income Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     During the six months ended June 30, 2003, the following Portfolio engaged in dollar roll transactions:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      AVERAGE
                                      MAXIMUM        PRINCIPAL        AVERAGE         AVERAGE          AMOUNT
                                       AMOUNT          AMOUNT          AMOUNT          SHARES        PER SHARE
                                    OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING     OUTSTANDING        FEE
                                       DURING          AS OF           DURING          DURING          DURING        INCOME
            PORTFOLIO                THE PERIOD       6/30/03        THE PERIOD      THE PERIOD      THE PERIOD      EARNED
-----------------------------------------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Government
  Securities Portfolio .........    $5,029,819      $2,392,678      $3,326,352     1,006,542       $ 3.30           $32,053
-----------------------------------------------------------------------------------------------------------------------------

     The average amount outstanding during the six months ended June 30, 2003 was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the period.


     (j) Taxes --Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.


     On December 31, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on December 31, 2010:

--------------------------------------------------------------------------------
                                                                 CAPITAL LOSS
PORTFOLIO                                                        CARRYFORWARD
--------------------------------------------------------------------------------
 Roszel/MLIM Relative Value Portfolio .......................      $ 7,782
 Roszel/Sound Large Cap Core Portfolio ......................        3,994
 Roszel/INVESCO-NAM Large Cap Core Portfolio ................          901
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio .......        9,284
 Roszel/Rittenhouse Large Cap Growth Portfolio ..............       11,921
 Roszel/Seneca Large Cap Growth Portfolio ...................       17,779
 Roszel/Valenzuela Mid Cap Value Portfolio ..................       83,483
 Roszel/Seneca Mid Cap Growth Portfolio .....................       28,773
 Roszel/NWQ Small Cap Value Portfolio .......................          539
 Roszel/Delaware Small-Mid Cap Growth Portfolio .............       41,872
 Roszel/Lazard International Portfolio ......................        2,494
 Roszel/Credit Suisse International Portfolio ...............       18,906
--------------------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into a Management Agreement with the Advisor. For the six months ended June 30, 2003, the annual investment advisory fees as a percentage of average daily net assets were as follows:

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PORTFOLIO                                                     ADVISORY FEE
--------------------------------------------------------------------------------
 Roszel//Lord Abbett Large Cap Value Portfolio ...............   0.80%
 Roszel/Levin Large Cap Value Portfolio ......................   0.80%
 Roszel/MLIM Relative Value Portfolio ........................   0.80%
 Roszel/Sound Large Cap Core Portfolio .......................   0.80%
 Roszel/INVESCO-NAM Large Cap Core Portfolio .................   0.80%
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio ........   0.80%
 Roszel/Rittenhouse Large Cap Growth Portfolio ...............   0.80%
 Roszel/Seneca Large Cap Growth Portfolio ....................   0.80%
 Roszel/Valenzuela Mid Cap Value Portfolio ...................   0.80%
 Roszel/Seneca Mid Cap Growth Portfolio ......................   0.80%
 Roszel/NWQ Small Cap Value Portfolio ........................   0.85%
 Roszel/Delaware Small-Mid Cap Growth Portfolio ..............   0.88%
 Roszel/Lazard International Portfolio .......................   0.85%
 Roszel/Credit Suisse International Portfolio ................   0.85%
 Roszel/Lord Abbett Government Securities Portfolio ..........   0.65%
 Roszel/MLIM Fixed-Income Portfolio ..........................   0.70%
--------------------------------------------------------------------------------

     Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Advisor serves as subadvisor for the Roszel/MLIM Relative Value and Roszel/MLIM Fixed-Income Portfolios. MLIM is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/MLIM Relative Value Portfolio. MLIM receives 0.25% of average daily net assets of the Roszel/MLIM Fixed-Income Portfolio.


     For the six months ended June 30, 2003 the following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Advisor:

--------------------------------------------------------------------------------------------------------
                                                                                             COMMISSIONS
PORTFOLIO                                                                  BROKER               PAID
--------------------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio ................   Merrill Lynch & Co.           $   387
                                                                 Citation Financial Group           34
 Roszel/Levin Large Cap Value Portfolio ......................   Merrill Lynch & Co.               312
                                                                 Citation Financial Group          571
 Roszel/Sound Large Cap Core Portfolio .......................   Merrill Lynch & Co.                74
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio ........   Merrill Lynch & Co.                 1
                                                                 Citation Financial Group          316
 Roszel/Rittenhouse Large Cap Growth Portfolio ...............   Merrill Lynch & Co.               399
                                                                 Citation Financial Group        1,927
 Roszel/Seneca Large Cap Growth Portfolio ....................   Merrill Lynch & Co.               430
                                                                 Citation Financial Group        1,489
 Roszel/Valenzuela Mid Cap Value Portfolio ...................   Merrill Lynch & Co.               506
                                                                 Citation Financial Group          282
 Roszel/Seneca Mid Cap Growth Portfolio ......................   Merrill Lynch & Co.               349
                                                                 Citation Financial Group        1,316
 Roszel/NWQ Small Cap Value Portfolio ........................   Merrill Lynch & Co.               388
                                                                 Citation Financial Group        3,380
 Roszel/Delaware Small-Mid Cap Growth Portfolio ..............   Merrill Lynch & Co.                89
                                                                 Citation Financial Group          120
 Roszel/Credit Suisse International Portfolio ................   Merrill Lynch & Co.            10,716
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     A portion of the brokerage commissions paid on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

--------------------------------------------------------------------------------
                                                                  EXPENSE
PORTFOLIO                                                        REDUCTIONS
--------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio ...............      $   24
 Roszel/Levin Large Cap Value Portfolio .....................         616
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio .......          51
 Roszel/Rittenhouse Large Cap Growth Portfolio ..............       3,743
 Roszel/Seneca Large Cap Growth Portfolio ...................       1,595
 Roszel/Valenzuela Mid Cap Value Portfolio ..................       1,875
 Roszel/Seneca Mid Cap Growth Portfolio .....................       1,419
 Roszel/NWQ Small Cap Value Portfolio .......................       2,538
 Roszel/Delaware Small-Mid Cap Growth Portfolio .............         218
--------------------------------------------------------------------------------

     Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually.


     The Trust's distributor is Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor.


     Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY and Merrill Lynch Insurance Group, Inc.



3. INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities, of the Portfolios, for the six months ended June 30, 2003 were as follows:

----------------------------------------------------------------------------------------------
PORTFOLIO                                                          PURCHASES         SALES
----------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio ................    $ 3,346,490    $  818,029
 Roszel/Levin Large Cap Value Portfolio ......................      1,501,020     1,006,355
 Roszel/MLIM Relative Value Portfolio ........................      4,088,921       285,776
 Roszel/Sound Large Cap Core Portfolio .......................        425,838       182,819
 Roszel/INVESCO-NAM Large Cap Core Portfolio .................        979,694       179,531
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio ........      1,199,007       695,387
 Roszel/Rittenhouse Large Cap Growth Portfolio ...............      2,298,128       298,199
 Roszel/Seneca Large Cap Growth Portfolio ....................      1,443,856     1,225,509
 Roszel/Valenzuela Mid Cap Value Portfolio ...................      1,779,593     1,231,987
 Roszel/Seneca Mid Cap Growth Portfolio ......................      2,148,284     1,469,909
 Roszel/NWQ Small Cap Value Portfolio ........................      1,710,422       593,916
 Roszel/Delaware Small-Mid Cap Growth Portfolio ..............      1,672,854     1,423,308
 Roszel/Lazard International Portfolio .......................      1,587,982       415,221
 Roszel/Credit Suisse International Portfolio ................      2,258,652     1,569,172
 Roszel/Lord Abbett Government Securities Portfolio ..........     13,311,009    12,062,388
 Roszel/MLIM Fixed-Income Portfolio ..........................      6,361,523     1,469,932
----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     As of June 30, 2003, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------------------------------
                                                                                  GROSS          GROSS          NET
                                                                               UNREALIZED     UNREALIZED     UNREALIZED
PORTFOLIO                                                           COST      APPRECIATION   DEPRECIATION   APPRECIATION
------------------------------------------------------------------------------------------------------------------------
 Roszel/Lord Abbett Large Cap Value Portfolio ................ $8,324,475       $762,001      $  (70,849)     $691,152
 Roszel/Levin Large Cap Value Portfolio ......................  2,841,551        307,376         (11,352)      296,024
 Roszel/MLIM Relative Value Portfolio ........................ 10,058,140        978,007         (66,979)      911,028
 Roszel/Sound Large Cap Core Portfolio .......................    831,470         72,082          (7,718)       64,364
 Roszel/INVESCO-NAM Large Cap Core Portfolio .................  2,478,911        166,858         (33,923)      132,935
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio ........  1,156,430         93,046          (5,822)       87,224
 Roszel/Rittenhouse Large Cap Growth Portfolio ...............  8,735,632        575,124        (111,892)      463,232
 Roszel/Seneca Large Cap Growth Portfolio ....................  2,783,928        252,555         (24,919)      227,636
 Roszel/Valenzuela Mid Cap Value Portfolio ...................  3,640,099        481,555         (32,931)      448,624
 Roszel/Seneca Mid Cap Growth Portfolio ......................  2,753,906        355,612         (26,819)      328,793
 Roszel/NWQ Small Cap Value Portfolio ........................  3,506,193        475,815        (129,017)      346,798
 Roszel/Delaware Small-Mid Cap Growth Portfolio ..............  1,686,803        302,677         (12,150)      290,527
 Roszel/Lazard International Portfolio .......................  2,310,367        129,350         (28,153)      101,197
 Roszel/Credit Suisse International Portfolio ................  3,037,548        275,740         (29,673)      246,067
 Roszel/Lord Abbett Government Securities Portfolio .......... 15,132,690        139,242         (16,693)      122,549
 Roszel/MLIM Fixed-Income Portfolio .......................... 15,402,531        313,495          (9,377)      304,118
------------------------------------------------------------------------------------------------------------------------

4. EXPENSE LIMITATION:

     The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

------------------------------------------------------------------------------------
                                                                      VOLUNTARY
PORTFOLIO                                                        EXPENSE LIMITATIONS
------------------------------------------------------------------------------------
 Roszel//Lord Abbett Large Cap Value Portfolio ..............          1.10%
 Roszel/Levin Large Cap Value Portfolio .....................          1.10%
 Roszel/MLIM Relative Value Portfolio .......................          1.10%
 Roszel/Sound Large Cap Core Portfolio ......................          1.10%
 Roszel/INVESCO-NAM Large Cap Core Portfolio ................          1.10%
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio .......          1.10%
 Roszel/Rittenhouse Large Cap Growth Portfolio ..............          1.10%
 Roszel/Seneca Large Cap Growth Portfolio ...................          1.10%
 Roszel/Valenzuela Mid Cap Value Portfolio ..................          1.10%
 Roszel/Seneca Mid Cap Growth Portfolio .....................          1.10%
 Roszel/NWQ Small Cap Value Portfolio .......................          1.15%
 Roszel/Delaware Small-Mid Cap Growth Portfolio .............          1.15%
 Roszel/Lazard International Portfolio ......................          1.15%
 Roszel/Credit Suisse International Portfolio ...............          1.15%
 Roszel/Lord Abbett Government Securities Portfolio .........          0.95%
 Roszel/MLIM Fixed-Income Portfolio .........................          1.00%
------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

     The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2003 advisory fee waivers and expense reimbursements were as follows:

------------------------------------------------------------------------------------
                                                            ADVISORY
                                                              FEES       EXPENSE
PORTFOLIO                                                    WAIVED   REIMBURSEMENTS
------------------------------------------------------------------------------------
 Roszel//Lord Abbett Large Cap Value Portfolio ...........  $26,204      $14,022
 Roszel/Levin Large Cap Value Portfolio ..................   10,379       25,895
 Roszel/MLIM Relative Value Portfolio ....................   30,982        4,175
 Roszel/Sound Large Cap Core Portfolio ...................    2,662       33,540
 Roszel/INVESCO-NAM Large Cap Core Portfolio .............    7,865       28,507
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio ....    3,391       31,370
 Roszel/Rittenhouse Large Cap Growth Portfolio ...........   29,777        3,374
 Roszel/Seneca Large Cap Growth Portfolio ................   10,573       22,638
 Roszel/Valenzuela Mid Cap Value Portfolio ...............   13,760       20,288
 Roszel/Seneca Mid Cap Growth Portfolio ..................    9,761       23,546
 Roszel/NWQ Small Cap Value Portfolio ....................   11,907       20,605
 Roszel/Delaware Small-Mid Cap Growth Portfolio ..........    6,527       25,637
 Roszel/Lazard International Portfolio ...................    6,614       26,611
 Roszel/Credit Suisse International Portfolio ............   11,838       22,355
 Roszel/Lord Abbett Government Securities Portfolio ......   33,302        1,113
 Roszel/MLIM Fixed-Income Portfolio ......................   35,345          --
------------------------------------------------------------------------------------

     In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The total amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years. During the six months ended June 30, 2003, the Advisor received no reimbursement. As of June 30, 2003 the maximum amounts recoverable by the Advisor under the expense limitation agreement through 2006 are as follows:

------------------------------------------------------------------------------------------------------
                                                              AMOUNT ELIGIBLE THROUGH        TOTAL
                                                              -----------------------    ELIGIBLE FOR
PORTFOLIO                                                        2005         2006       REIMBURSEMENT
------------------------------------------------------------------------------------------------------
 Roszel//Lord Abbett Large Cap Value Portfolio ............    $58,128      $40,226         $98,354
 Roszel/Levin Large Cap Value Portfolio ...................     51,844       36,274          88,118
 Roszel/MLIM Relative Value Portfolio .....................     53,942       35,156          89,098
 Roszel/Sound Large Cap Core Portfolio ....................     51,227       36,202          87,429
 Roszel/INVESCO-NAM Large Cap Core Portfolio ..............     52,845       36,372          89,217
 Roszel/Nicholas-Applegate Large Cap Growth Portfolio .....     49,556       34,761          84,317
 Roszel/Rittenhouse Large Cap Growth Portfolio ............     53,323       33,151          86,474
 Roszel/Seneca Large Cap Growth Portfolio .................     48,613       33,211          81,824
 Roszel/Valenzuela Mid Cap Value Portfolio ................     53,675       34,048          87,723
 Roszel/Seneca Mid Cap Growth Portfolio ...................     48,062       33,307          81,369
 Roszel/NWQ Small Cap Value Portfolio .....................     50,000       32,512          82,512
 Roszel/Delaware Small-Mid Cap Growth Portfolio ...........     57,621       32,164          89,785
 Roszel/Lazard International Portfolio ....................     48,578       33,225          81,803
 Roszel/Credit Suisse International Portfolio .............     55,247       34,193          89,440
 Roszel/Lord Abbett Government Securities Portfolio .......     51,420       34,415          85,835
 Roszel/MLIM Fixed-Income Portfolio .......................     60,374       35,345          95,719
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      TRUSTEES AND OFFICERS                   INVESTMENT MANAGER

      Michael P. Cogswell                     Roszel Advisors, LLC
      Trustee and President                   1300 Merrill Lynch Drive
                                              Pennington, New Jersey 08534

      Deborah J. Adler
      Trustee                                 INDEPENDENT AUDITORS

                                              Deloitte & Touche LLP
      Robert M. Bordeman                      200 Berkeley Street
      Independent Trustee                     Boston, Massachusetts 02116-5022


      Theodore P. Manno                       CUSTODIAN
      Independent Trustee
                                              JPMorgan Chase Bank
                                              270 Park Avenue
      Kevin J. Tierney                        New York, New York 10017
      Independent Trustee

                                              ADMINISTRATOR
      J. David Meglen
      Vice-President                          J.P. Morgan Investor Services Co.
                                              73 Tremont Street
                                              Boston, Massachusetts 02108-3913
      Jerome J. Davies
      Treasurer and Chief Financial Officer
                                              TRANSFER AGENT

      Edward W. Diffin, Jr.                   Financial Data Services, Inc.
      Secretary                               4800 Deer Lake Drive East
                                              Jacksonville, Florida 32246-6484

      Frances C. Grabish
      Assistant Secretary                     LEGAL COUNSEL

                                              Sutherland Asbill & Brennan LLP
                                              1275 Pennsylvania Avenue, N.W.
                                              Washington, D.C. 20004-2415


     Additional information about the Trust's trustees and officers is available without charge upon request by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

--------------------------------------------------------------------------------

     This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




















MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222



                                                                  #101199RR-0603

--------------------------------------------------------------------------------

MLIG VARIABLE INSURANCE TRUST


Roszel/Lord Abbett Affiliated Portfolio

Roszel/PIMCO CCM Capital Appreciation Portfolio

Roszel/Lord Abbett Mid Cap Value Portfolio

Roszel/Seligman Mid Cap Growth Portfolio

Roszel/PIMCO Small Cap Value Portfolio

Roszel/JP Morgan Small Cap Growth Portfolio

Roszel/Delaware Trend Portfolio

Roszel/Lord Abbett Bond Debenture Portfolio



                                                              Semi-Annual Report
                                                                   June 30, 2003

--------------------------------------------------------------------------------

To Our Shareholders:

We are pleased to be reporting to you on the performance of the Portfolios of the MLIG Variable Insurance Trust (the "Trust") for the six months ended June 30, 2003. The recent significant recovery in the financial markets -- particularly in the U.S. stock market -- has made this six-month experience much more satisfying than the last.

After losses in January and February, the S&P 500 posted a four-month gain of 16.5%. Lower quality and more cyclical stocks, which had been most severely depressed in 2002, snapped back sharply. For the year to June 30, the S&P 500 has risen 11.8%. Smaller-capitalization stocks have done even better, with the Russell 2000 up 17.9% for the year to date.

None of those numbers really captures the broad-based nature of the advance in U.S. equity markets in the first half of 2003. The average stock in the Russell 3000, an index encompassing the 3000 largest publicly traded companies in the U.S., was ahead 30.0% during the four-month market advance and 22.2% year-to-date.

Other classes of financial assets also performed favorably. International stocks, characterized by the MSCI EAFE Index, gained 9.9% for the year to date, paralleling the U.S. advance. Aided by continued easing of short-term rates by the Federal Reserve and the abatement of corporate credit concerns, bonds also performed well. The Merrill Lynch Domestic Master Bond Index, which represents the U.S. fixed income market, returned a healthy 4.0% for the last six months.

All of this has happened in the absence of the dramatic pick-up in economic activity for which many investors had hoped. Historically, the financial markets have been anticipatory, underscoring the need for investors to stick with a strategic portfolio allocation -- properly diversified and tailored to their financial circumstances.

We are pleased to note the addition of three new Portfolios. The
Roszel/Delaware Trend Portfolio is a bottom-up, small-cap growth offering; the Roszel/Lord Abbett Affiliated Portfolio is a large-cap value alternative; and the Roszel/PIMCO CCM Capital Appreciation Portfolio is a large-cap blend portfolio with a `growth at a reasonable price' approach.

It has been one year since the Trust commenced operations. The Trust may only be one year old, but we wish to remind everyone that none of the investment strategies and processes are new. The investment managers were selected to implement well-tested approaches that they utilize for other institutional or mutual fund portfolios. For particulars on the thinking and positioning that drove the performance of individual portfolios, consult the commentaries, which follow this letter.

We thank you for the trust you have expressed by allowing us to manage your assets, and will continue to work to help achieve your investment objectives.

Roszel Advisors, LLC                       MLIG Variable Insurance Trust



/s/ John R. Manetta                        /s/ Michael P. Cogswell
--------------------------------------     ------------------------------------
John R. Manetta                            Michael P. Cogswell
President and Chief Investment Officer     President


----------
The views expressed in the Portfolio Manager's Commentary for each portfolio of the Trust are those of the portfolio's investment manager and are not necessarily the opinions of Roszel Advisors, LLC or the investment manager of any other portfolio of the Trust. The views and portfolio holdings are as of June 30, 2003 and may have changed since that date.

In addition to historical information, the Portfolio Manager's Commentary for a portfolio may include forward-looking statements. These statements may discuss the impact of domestic and foreign markets, industry and economic trends and developments, and governmental regulations on the portfolio and its holdings. Such statements are subject to uncertainty and the impact on a portfolio may be materially different from what is described herein. The investment manager of a portfolio has no obligation to update or revise these statements.

Investment in a portfolio of the Trust is subject to investment risk, including loss of principal. For a detailed description of the risks associated with a particular portfolio, please refer to the prospectus for the Trust.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


PORTFOLIO MANAGER'S COMMENTARY, PERFORMANCE INFORMATION, PORTFOLIO SUMMARY AND
 SCHEDULE OF INVESTMENTS:
 Notes to Performance Information ............................................   3

 Roszel/Lord Abbett Affiliated Portfolio .....................................   4

 Roszel/PIMCO CCM Capital Appreciation Portfolio .............................   8

 Roszel/Lord Abbett Mid Cap Value Portfolio ..................................  12

 Roszel/Seligman Mid Cap Growth Portfolio ....................................  16

 Roszel/PIMCO Small Cap Value Portfolio ......................................  20

 Roszel/JP Morgan Small Cap Growth Portfolio .................................  24

 Roszel/Delaware Trend Portfolio .............................................  28

 Roszel/Lord Abbett Bond Debenture Portfolio .................................  32

STATEMENTS OF ASSETS AND LIABILITIES .........................................  39

STATEMENTS OF OPERATIONS .....................................................  41

STATEMENTS OF CHANGES IN NET ASSETS ..........................................  43

FINANCIAL HIGHLIGHTS .........................................................  47

NOTES TO FINANCIAL STATEMENTS ................................................  50

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

Performance of each of the MLIG Variable Insurance Trust portfolios as shown on the following pages, compares each portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and are not available for direct investment. Total return is based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each portfolio at net asset value on the ex-dividend date. Total return includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements, if any (see notes to financial statements). Total returns would have been lower without expense reductions. Total return does not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.


DESCRIPTION OF SECURITIES INDEXES


S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.


S&P SMALL CAP 600/BARRA GROWTH INDEX is constructed by dividing the stocks in the S&P index according to a single attribute: price-to-book ratio. The Index represents companies with higher price-to-book ratios.


RUSSELL 1000 INDEX tracks the performance of 1,000 publicly-traded U.S. stocks. It is often used to indicate the performance of smaller company stocks.


RUSSELL 1000 VALUE INDEX measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL MIDCAP VALUE INDEX measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index.


RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.


RUSSELL 2000 VALUE INDEX measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.


RUSSELL 2500 GROWTH INDEX measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.



MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX consists of all
U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.


MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     War and general geopolitical concerns had an extremely negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate in the U.S. rose in the last six months, reaching 6.4% by June. Consumers responded to heightened war threats and treacherous weather conditions on the East Coast by reducing spending. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances. With improving consumer confidence and corporate profit outlooks, we continue to expect adequate consumer and capital spending.

     On June 25th, the Federal Reserve Board (the Fed) cut interest rates 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain growth. We believe that the full impact of the low interest rate environment has yet to be felt and expect the economy to benefit in the second half of 2003.

     Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar translates into more competitive pricing for U.S. goods overseas. Additionally, imports became more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S. -- providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions, benefiting after-tax consumer purchasing power.


PORTFOLIO REVIEW

     Equity markets have strengthened recently under renewed investor focus on positive economic and corporate earnings prospects. The Roszel/Lord Abbett Affiliated Portfolio performed well on an absolute basis, though underperforming its benchmark, the Russell 1000 Value Index, for the period since inception on May 1, 2003.

     Stock selection in the information technology sector aided performance relative to the Russell 1000 Value Index. In particular, stocks within the chip and equipment industry were strong performers for the period. Additionally, select technology holdings benefited from new product developments. The Portfolio's substantial underweight in the energy sector also aided relative performance. Energy stocks lagged in response to declining oil prices as the war with Iraq moved toward resolution. A large underweight within the financials sector, compared to the Russell 1000 Value Index, also contributed positively to performance.

     Select stocks within the consumer discretionary sector detracted from relative performance for the period. Additionally, the Portfolio's overweight in the consumer discretionary sector hurt relative performance for the period. Within the industrials sector, select railroad holdings were hurt by lowered earnings forecasts announced by industry analysts. However, several airline holdings within the industrials sector contributed positively to relative performance, benefiting from lower oil prices.


OUTLOOK

     We see continued opportunity for capturing value in more mature, economically-driven companies, where we determine that operating leverage has increased as a result of cost-cutting or implementation of other operating efficiencies. We will, therefore, continue to maintain a cyclical bias in the portfolio - focusing on consumer cyclical, basic materials and select information technology companies.

     The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST --
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                         SINCE
                                                     INCEPTION+/++
                                                    --------------
Roszel/Lord Abbett Affiliated Portfolio .........       5.00%
Russell 1000 Value Index ........................       7.79%
S&P 500 Index ...................................       6.62%

----------

*   See Notes to Performance Information.

+   May 1, 2003.

++  Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                   PERCENTAGE
TOP TEN HOLDINGS**                OF NET ASSETS
-------------------------------- --------------
Exxon Mobil Corp. ..............     4.4%
Citigroup, Inc. ................     3.0
Apple Computer, Inc. ...........     2.4
Deere & Co. ....................     2.4
Target Corp. ...................     2.3
Walt Disney Co. ................     2.3
Xerox Corp. ....................     2.1
Mellon Financial Corp. .........     2.1
American International Group,
 Inc. ..........................     1.9
Alcoa, Inc. ....................     1.9
--------------------------------     ---
   Total                             24.8%




                                   PERCENTAGE
TOP TEN INDUSTRIES**              OF NET ASSETS
-------------------------------- --------------
Banks ..........................       9.1%
Media ..........................       8.3
Machinery ......................       6.8
Pharmaceuticals ................       4.7
Integrated Oil & Gas ...........       4.4
Diversified Financials .........       4.3
Chemicals ......................       3.8
Diversified Telecommunication
   Services ....................       3.4
Food Products ..................       3.2
Metals & Mining ................       3.2
--------------------------------     -----
   Total                              51.2%

----------
** Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------

                                             SHARES             VALUE
                                        -----------------  ----------------
COMMON STOCKS--89.9%
AIRLINES--1.6%
Delta Air Lines, Inc. ...............           2,003           $ 29,404
Southwest Airlines Co. ..............           1,468             25,250
                                                                --------
                                                                  54,654
                                                                --------
APPAREL RETAIL--2.8%
Gap, Inc. ...........................           2,660             49,902
Limited Brands, Inc. ................           3,022             46,841
                                                                --------
                                                                  96,743
                                                                --------
APPLICATION SOFTWARE--0.3%
PeopleSoft, Inc. (a) ................             508              8,936
                                                                --------
BANKS--9.1%
Bank of New York Co., Inc. ..........             973             27,974
Bank One Corp. ......................             944             35,098
FleetBoston Financial Corp. .........           1,553             46,139
Mellon Financial Corp. ..............           2,528             70,152
U.S. Bancorp ........................           1,042             25,529
Wachovia Corp. ......................           1,483             59,261
Wells Fargo & Co. ...................             940             47,376
                                                                --------
                                                                 311,529
                                                                --------
BEVERAGES--1.3%
PepsiCo, Inc. .......................           1,004             44,678
                                                                --------
CHEMICALS--3.8%
Du Pont (E.I.) de Nemours &
   Co. ..............................           1,188             49,468
Potash Corp. of Saskatchewan,
   Inc. .............................             235             15,040
Praxair, Inc. .......................             616             37,022
Rohm & Haas Co. .....................             888             27,555
                                                                --------
                                                                 129,085
                                                                --------
COMMERCIAL SERVICES &
   SUPPLIES--0.8%
Waste Management, Inc. ..............           1,188             28,619
                                                                --------
COMPUTER HARDWARE--2.4%
Apple Computer, Inc. (a) ............           4,300             82,216
                                                                --------
COMPUTER STORAGE &
   PERIPHERALS--1.6%
EMC Corp. (a) .......................           5,333             55,837
                                                                --------
DIVERSIFIED FINANCIALS--4.3%
Citigroup, Inc. .....................           2,374            101,607
Goldman Sachs Group, Inc. ...........             226             18,927
MBNA Corp. ..........................           1,190             24,800
                                                                --------
                                                                 145,334
                                                                --------
DIVERSIFIED TELECOMMUNICATION
   SERVICES--3.4%
BellSouth Corp. .....................             739             19,680
Qwest Communications
   International, Inc. (a) ..........           2,598             12,418
SBC Communications, Inc. ............           1,188             30,353
Verizon Communications, Inc. ........           1,395             55,033
                                                                --------
                                                                 117,484
                                                                --------
ELECTRIC UTILITIES--2.1%
Constellation Energy Group, Inc......             231              7,923
FPL Group, Inc. .....................              98              6,551
Progress Energy, Inc. ...............             859             37,710
Public Service Enterprise Group,
   Inc. .............................             451             19,055
                                                                --------
                                                                  71,239
                                                                --------


                                             SHARES             VALUE
                                        -----------------  ----------------
ELECTRICAL EQUIPMENT--0.6%
Emerson Electric Co. ................             425           $ 21,717
                                                                --------
ELECTRONIC EQUIPMENT &
   INSTRUMENTS--0.5%
Agilent Technologies, Inc. (a) ......             944             18,455
                                                                --------
FOOD PRODUCTS--3.2%
Archer-Daniels-Midland Co. ..........           1,512             19,460
General Mills, Inc. .................             469             22,235
Kellogg Co. .........................             735             25,262
Kraft Foods, Inc. (Class A) .........             773             25,161
Monsanto Co. ........................             828             17,918
                                                                --------
                                                                 110,036
                                                                --------
GENERAL MERCHANDISE
   STORES--2.3%
Target Corp. ........................           2,109             79,805
                                                                --------
HEALTH CARE EQUIPMENT &
   SERVICES--0.1%
Baxter International, Inc. ..........             177              4,602
                                                                --------
HOTELS--0.8%
Carnival Corp. ......................             850             27,633
                                                                --------
HOUSEHOLD DURABLES--0.5%
Newell Rubbermaid, Inc. .............             585             16,380
                                                                --------
INDUSTRIAL CONGLOMERATES--1.6%
Tyco International, Ltd. ............           2,816             53,448
                                                                --------
INSURANCE--2.3%
American International Group,
   Inc. .............................           1,188             65,554
Hartford Financial Services
   Group, Inc. ......................             282             14,201
                                                                --------
                                                                  79,755
                                                                --------
INTEGRATED OIL & GAS--4.4%
Exxon Mobil Corp. ...................           4,230            151,899
                                                                --------
MACHINERY--6.8%
Caterpillar, Inc. ...................             478             26,606
Deere & Co. .........................           1,764             80,615
Dover Corp. .........................             592             17,736
Eaton Corp. .........................             606             47,638
Illinois Tool Works, Inc. ...........             592             38,983
Parker Hannifin Corp. ...............             488             20,491
                                                                --------
                                                                 232,069
                                                                --------
MEDIA--8.3%
Clear Channel Communications,
   Inc. (a) .........................           1,178             49,935
Comcast Corp. (a) ...................           1,499             43,216
Gannett Co., Inc. ...................             280             21,507
Tribune Co. .........................             982             47,431
Viacom, Inc. (Class B) (a) ..........             937             40,909
Walt Disney Co. .....................           4,002             79,040
                                                                --------
                                                                 282,038
                                                                --------
METALS & MINING--3.2%
Alcoa, Inc. .........................           2,534             64,617
Newmont Mining Corp. ................           1,365             44,308
                                                                --------
                                                                 108,925
                                                                --------
OFFICE ELECTRONICS--2.1%
Xerox Corp. (a) .....................           6,692             70,868
                                                                --------
OIL & GAS EQUIPMENT &
   SERVICES--2.6%
Baker Hughes, Inc. ..................           1,335             44,816
El Paso Corp. .......................             343              2,772
Schlumberger, Ltd. ..................             888             42,242
                                                                --------
                                                                  89,830
                                                                --------

--------------------------------------------------------------------------------
MLG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO

SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------




                                             SHARES             VALUE
                                        -----------------  ----------------
COMMON STOCKS--(CONTINUED)
PAPER & FOREST PRODUCTS--2.9%
Bowater, Inc. .........................        536           $   20,073
International Paper Co. ...............      1,636               58,454
Weyerhaeuser Co. ......................        372               20,088
                                                             ----------
                                                                 98,615
                                                             ----------
PERSONAL PRODUCTS--1.3%
Gillette Co. ..........................      1,397               44,508
                                                             ----------
PHARMACEUTICALS--4.7%
Abbott Laboratories ...................        357               15,622
Bristol-Myers Squibb Co. ..............        360                9,774
Merck & Co., Inc. .....................        432               26,158
Novartis AG, ADR ......................        533               21,219
Schering-Plough Corp. .................      2,587               48,118
Wyeth .................................        888               40,448
                                                             ----------
                                                                161,339
                                                             ----------
RAILROADS--2.0%
Canadian National Railway Co. .........        260               12,548
CSX Corp. .............................      1,188               35,747
Union Pacific Corp. ...................        327               18,972
                                                             ----------
                                                                 67,267
                                                             ----------
RESTAURANTS--0.1%
McDonald's Corp. ......................        142                3,133
                                                             ----------
SEMICONDUCTOR EQUIPMENT--0.9%
Teradyne, Inc. (a) ....................      1,748               30,258
                                                             ----------
SEMICONDUCTORS--0.5%
Texas Instruments, Inc. ...............        917               16,139
                                                             ----------
SPECIALTY STORES--0.8%
Staples, Inc. (a) .....................      1,520               27,892
                                                             ----------
SYSTEMS SOFTWARE--0.7%
BMC Software, Inc. (a) ................      1,483               24,217
                                                             ----------


                                             SHARES             VALUE
                                        -----------------  ----------------
TELECOMMUNICATIONS
   EQUIPMENT--1.6%
Corning, Inc. (a) .....................      1,774           $   13,110
Motorola, Inc. ........................      4,300               40,549
                                                             ----------
                                                                 53,659
                                                             ----------
TEXTILES & APPAREL--1.6%
Nike, Inc. (Class B) ..................      1,013               54,185
                                                             ----------
TOTAL COMMON STOCKS
(Cost--$3,003,472).....................                       3,075,026
                                                             ----------
                                          PRINCIPAL
                                            AMOUNT
                                          ---------
SHORT-TERM SECURITIES--19.2%
REPURCHASE AGREEMENT (b)--19.2%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $655,827
  (Cost--$655,811) ....................   $655,811              655,811
                                                             ----------
TOTAL INVESTMENTS--109.1%
(Cost $3,659,283)......................                       3,730,837
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(9.1)% .....................                        (311,748)
                                                             ----------
NET ASSETS--100% ......................                      $3,419,089
                                                             ==========

---------------------
(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     Responding to the quick removal of Saddam Hussein from power in Iraq, investors marched back into equities during the last two months of the period. The economic recovery, though far from robust, seems to be taking hold. Finally, fear of a deflationary environment seems to be abating. As a result, most broad market indexes staged double-digit gains.

     Fundamentals are shifting in the Financial Services sector, as the unprecedented interest rate environment continues to be a major influence. Credit quality appears to be strengthening on the commercial side, while deteriorating on the consumer side. Commercial loan growth is still relatively weak, but consumer loan growth continues, thanks to the mortgage market. Regional banks are the beneficiaries of these factors, although the savings and loans will probably get another lift from the strong mortgage market.


PORTFOLIO REVIEW

     The Roszel/PIMCO CCM Capital Appreciation Portfolio seeks growth of capital through a "growth-at-a-reasonable price" philosophy, investing in a portfolio of fundamentally sound larger-cap companies with fair prices and strong growth potential. Since inception on May 1, 2003, the Portfolio was up substantially, just slightly behind the S&P 500 Index. We fared well with our healthcare holdings, partially offset by our energy stocks. The financial services sector also staged strong gains. We believe that savings and loans companies especially are poised to get another lift from the persistent strength in the mortgage market. Hence, we purchased Greenpoint Financial and Washington Mutual, which are both positioned well to benefit.

     We've added to holdings in the Property and Casualty group. Although some of these companies gained less than the broad market and thus detracted from relative returns, we believe that the favorable pricing environment will help both earnings and returns going forward. The energy sector is not a large part of either the large cap strategy or the benchmark, but we view the sector positively. Because of supply and demand dynamics that favor the group, we believe there is good potential for upside, particularly among the exploration and production companies.

     Although representing a small portion of assets in the Portfolio, the consumer staples sector had a negative impact on relative returns. This was almost entirely due to the impact of the tobacco stocks in the benchmark, which gained sharply on a court ruling favorable to the group. Because these stocks are operating in a difficult environment that allows for little growth, they are not appropriate candidates for our Large Cap strategy.

     We continue to look favorably on the Health Care sector, where Portfolio holdings outperformed the benchmark. Our focus remains on companies that are growing through new technologies or new product launches that are benefiting from demographic trends. Pricing is favorable in many segments and balance sheets are strong with companies paying down debt and buying back stock.


OUTLOOK

     The tax-cut package and the Fed's latest interest-rate cut should give the economy another boost. Recent data points have been modestly positive, including an increase in productivity and an easing of inflationary pressures and falling oil prices. But uncertainty remains. Corporate earnings thus far have been in line with or better than expectations, but for many companies, expense control was the primary earnings driver and revenue growth is still elusive. The near-term concern is that relatively low quality, high-risk stocks led the rally and many sported very high relative valuations. We expect the markets to moderate somewhat in the second half of the year.

     The preceding commentary was prepared by the Portfolio's investment manager, PIMCO Advisors/Cadence Capital Management LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                 SINCE
                                                             INCEPTION+/++
                                                            --------------
Roszel/PIMCO CCM Capital Appreciation Portfolio .........       5.40%
S&P 500 Index ...........................................       6.62%
Russell 1000 Index ......................................       7.10%

----------

*   See Notes to Performance Information.

+   May 1, 2003.

++  Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                    PERCENTAGE
TOP TEN HOLDINGS**                 OF NET ASSETS
--------------------------------- --------------
Pfizer, Inc. ....................       2.9%
Citigroup, Inc. .................       2.2
Microsoft Corp. .................       2.1
Cisco Systems, Inc. .............       2.0
Gilead Sciences, Inc. ...........       1.7
J.P. Morgan Chase & Co. .........       1.6
Wal-Mart Stores, Inc. ...........       1.6
Johnson & Johnson ...............       1.5
Amgen, Inc. .....................       1.5
International Business Machines
 Corp. ..........................       1.4
---------------------------------      ----
 Total                                 18.5%



                                   PERCENTAGE
TOP TEN INDUSTRIES**              OF NET ASSETS
-------------------------------- --------------
Pharmaceuticals ................       12.1%
Diversified Financials .........        8.0
Health Care Equipment &
 Services ......................        6.8
Semiconductors .................        4.9
Systems Software ...............        4.6
Banks ..........................        4.1
Biotechnology ..................        3.4
Media ..........................        3.2
Internet Retail ................        3.1
Oil & Gas Exploration &
 Production ....................        3.0
--------------------------------       ----
 Total                                 53.2%

----------
** Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                          SHARES              VALUE
                                  -------------------  ------------------
COMMON STOCKS--94.9%
AEROSPACE & DEFENSE--1.9%
Lockheed Martin Corp. ..........           5,240          $   249,267
United Technologies Corp. ......           4,120              291,819
                                                          -----------
                                                              541,086
                                                          -----------
AIR FREIGHT & COURIERS--1.0%
United Parcel Service, Inc.
   (Class B) ...................           4,400              280,280
                                                          -----------
APPAREL RETAIL--2.2%
Coach, Inc. (a) ................           6,850              340,719
Gap, Inc. ......................          15,620              293,031
                                                          -----------
                                                              633,750
                                                          -----------
APPLICATION SOFTWARE--0.5%
BEA Systems, Inc. (a) ..........          12,340              134,012
                                                          -----------
AUTO COMPONENTS--1.0%
AutoZone, Inc. (a) .............           3,820              290,205
                                                          -----------
AUTOMOBILES--0.9%
Harley-Davidson, Inc. ..........           6,450              257,097
                                                          -----------
BANKS--4.1%
Bank of America Corp. ..........           4,530              358,006
First Tennessee National Corp. .           2,950              129,534
National City Corp. ............           4,270              139,672
Washington Mutual, Inc. ........           6,750              278,775
Wells Fargo & Co. ..............           5,340              269,136
                                                          -----------
                                                            1,175,123
                                                          -----------
BEVERAGES--0.9%
Anheuser-Busch Cos., Inc. ......           5,140              262,397
                                                          -----------
BIOTECHNOLOGY--3.4%
Amgen, Inc. (a) ................           6,250              415,250
Genentech, Inc. (a) ............           4,400              317,328
Medimmune, Inc. (a) ............           6,300              229,131
                                                          -----------
                                                              961,709
                                                          -----------
BUILDING PRODUCTS--1.1%
D.R. Horton, Inc. ..............          10,720              301,232
                                                          -----------
CHEMICALS--0.5%
Dow Chemical Co. ...............           4,360              134,986
                                                          -----------
COMMERCIAL SERVICES &
   SUPPLIES--1.3%
Apollo Group, Inc.
  (Class A) (a) ................           6,050              373,648
                                                          -----------
COMPUTER & ELECTRONICS
   RETAIL--0.9%
Best Buy Co., Inc. (a) .........           5,700              250,344
                                                          -----------
COMPUTER HARDWARE--2.6%
Dell Computer Corp. (a) ........          10,090              322,476
International Business
  Machines Corp. ...............           4,950              408,375
                                                          -----------
                                                              730,851
                                                          -----------
COMPUTER STORAGE &
   PERIPHERALS--1.1%
EMC Corp. (a) ..................          31,110              325,722
                                                          -----------
DIVERSIFIED FINANCIALS--8.0%
Citigroup, Inc. ................          14,580              624,024
Countrywide Financial Corp. ....           4,440              308,891
Goldman Sachs Group, Inc. ......           3,300              276,375
Greenpoint Financial Corp. .....           5,440              277,114
J.P. Morgan Chase & Co. ........          13,280              453,910
Merrill Lynch & Co., Inc. (c) ..           7,450              347,766
                                                          -----------
                                                            2,288,080
                                                          -----------


                                          SHARES                 VALUE
                                  ----------------------  ------------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES--2.8%
CenturyTel, Inc. ...............           8,870          $   309,120
EchoStar Communications
   Corp. (Class A) (a) .........           6,500              225,030
L-3 Communications Holdings,
   Inc. (a) ....................           5,860              254,851
                                                          -----------
                                                              789,001
                                                          -----------
ELECTRIC UTILITIES--1.0%
Southern Co. ...................           9,070              282,621
                                                          -----------
FOOD PRODUCTS--1.2%
Dean Foods Co. (a) .............          10,425              328,388
                                                          -----------
GENERAL MERCHANDISE STORES--1.6%
Wal-Mart Stores, Inc. ..........           8,370              449,218
                                                          -----------
HEALTH CARE EQUIPMENT &
   SERVICES--6.8%
Boston Scientific Corp. (a) ....           4,650              284,115
Express Scripts, Inc. (a) ......           5,950              406,504
Medtronic, Inc. ................           1,840               88,265
Quest Diagnostics, Inc. (a) ....           5,540              353,452
St. Jude Medical, Inc. (a) .....           5,040              289,800
UnitedHealth Group, Inc. .......           5,440              273,360
Varian Medical Systems,
   Inc. (a) ....................           4,130              237,764
                                                          -----------
                                                            1,933,260
                                                          -----------
HOME IMPROVEMENT RETAIL--0.5%
Lowe's Cos., Inc. ..............           3,150              135,293
                                                          -----------
HOUSEHOLD DURABLES--1.1%
Fortune Brands, Inc. ...........           6,150              321,030
                                                          -----------
HOUSEHOLD PRODUCTS--2.0%
Colgate-Palmolive Co. ..........           4,940              286,273
Procter & Gamble Co. ...........           3,220              287,160
                                                          -----------
                                                              573,433
                                                          -----------
INSURANCE--3.0%
Allstate Corp. .................           7,650              272,722
SAFECO Corp. ...................           7,150              252,252
XL Capital Ltd. (Class A) ......           4,020              333,660
                                                          -----------
                                                              858,634
                                                          -----------
INTEGRATED OIL & GAS--2.0%
Exxon Mobil Corp. ..............           8,570              307,749
Occidental Petroleum Corp. .....           8,060              270,413
                                                          -----------
                                                              578,162
                                                          -----------
INTERGRATED OIL & GAS--1.0%
ConocoPhillips, Inc. ...........           5,200              284,960
                                                          -----------
INTERNET RETAIL--3.1%
Amazon.com, Inc. (a) ...........           8,280              302,137
eBay, Inc. (a) .................           2,730              284,412
InterActiveCorp ................           7,560              299,149
                                                          -----------
                                                              885,698
                                                          -----------
INTERNET SOFTWARE &
   SERVICES--1.2%
Yahoo!, Inc. ...................          10,580              346,601
                                                          -----------
IT CONSULTING & SERVICES--1.0%
Affiliated Computer Services,
   Inc. (Class A) (a) ..........           6,120              279,868
                                                          -----------
MEDIA--3.2%
Clear Channel Communications,
   Inc. (a) ....................           7,150              303,088
Tribune Co. ....................           5,540              267,582
Viacom, Inc. (Class B) (a) .....           7,860              343,168
                                                          -----------
                                                              913,838
                                                          -----------

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO CCM CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------




                                             SHARES           VALUE
                                       ----------------- --------------
COMMON STOCKS--(CONTINUED)
NETWORKING EQUIPMENT--2.0%
Cisco Systems, Inc. (a) ..............       33,250         $   554,942
                                                            -----------
OIL & GAS EQUIPMENT &
   SERVICES--0.9%
BJ Services Co. (a) ..................        7,150             267,124
                                                            -----------
OIL & GAS EXPLORATION &
   PRODUCTION--3.0%
Apache Corp. .........................        4,640             301,878
Burlington Resources, Inc. ...........        5,400             291,978
EOG Resources, Inc. ..................        6,450             269,868
                                                            -----------
                                                                863,724
                                                            -----------
PERSONAL PRODUCTS--1.2%
Avon Products, Inc. ..................        5,440             338,368
                                                            -----------
PHARMACEUTICALS--12.1%
Abbott Laboratories ..................        6,300             275,688
Allergan, Inc. .......................        3,740             288,354
Gilead Sciences, Inc. (a) ............        8,770             487,437
Johnson & Johnson ....................        8,340             431,178
Mylan Laboratories, Inc. .............        4,400             152,988
Pfizer, Inc. .........................       24,130             824,039
Teva Pharmaceutical Industries
   Ltd., ADR .........................        5,100             290,343
Watson Pharmaceuticals,
   Inc. (a) ..........................        7,180             289,857
Wyeth ................................        8,760             399,018
                                                            -----------
                                                              3,438,902
                                                            -----------
SEMICONDUCTORS--4.9%
Analog Devices, Inc. .................        8,800             306,416
Broadcom Corp. (Class A) (a) .........       15,040             374,646
Intel Corp. ..........................       14,100             293,054
QLogic Corp. (a) .....................        6,050             292,397
Texas Instruments, Inc. ..............        7,410             130,416
                                                            -----------
                                                              1,396,929
                                                            -----------
SPECIALTY STORES--1.9%
Bed Bath & Beyond, Inc. (a) ..........        6,770             262,744
Staples, Inc. (a) ....................       14,930             273,965
                                                            -----------
                                                                536,709
                                                            -----------


                                             SHARES           VALUE
                                       ----------------- --------------
SYSTEMS SOFTWARE--4.6%
Adobe Systems, Inc. ..................       10,960         $   351,487
Microsoft Corp. ......................       23,180             593,640
Veritas Software Corp. (a) ...........       12,390             355,221
                                                            -----------
                                                              1,300,348
                                                            -----------
WIRELESS TELECOMMUNICATION
   SERVICES--1.4%
Nextel Communications, Inc.
   (Class A) .........................       21,660             391,613
                                                            -----------
TOTAL COMMON STOCKS
(Cost--$25,816,083)...................                       26,989,186
                                                            -----------


                                           PRINCIPAL
                                             AMOUNT
                                         -------------
SHORT-TERM SECURITIES--7.9%
REPURCHASE AGREEMENT (b)--7.9%
Nomura Securities
  International, Inc., 0.89%,
  dated 06/30/03, due 07/01/03,
  total to be received
$  2,243,990
  (Cost--$2,243,935)...........          $2,243,935           2,243,935
                                                              ---------
TOTAL INVESTMENTS--102.8%
(Cost--$28,060,018)............                              29,233,121
OTHER LIABILITIES IN EXCESS
  OF ASSETS--(2.8)% ...........                                (808,526)
                                                             ----------
NET ASSETS--100% ..............                             $28,424,595
                                                            ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.

(c)  Affiliate of Roszel Advisors, LLC.

Glossary:

ADR--American Depositary Receipt.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     War and general geopolitical concerns had an extremely negative effect on the psyche of businesses and consumers during the first part of the period. Corporations entered the first quarter of 2003 cautiously and remained wary, selling existing inventories and implementing layoffs, as the economy continued to decelerate. The unemployment rate in the U.S. rose in the last six months, reaching 6.4% by June. Consumers responded to heightened war threats and treacherous weather conditions on the East Coast by reducing spending. But, as the coalition's war effort made clear progress in the early spring, the fog of global uncertainty lifted, and broad equity indices experienced meaningful advances. With improving consumer confidence and corporate profit outlooks, we continue to expect adequate consumer and capital spending.

     On June 25th, the Federal Reserve Board (the Fed) cut interest rates 25 basis points to 1%, in a continued attempt to spark the economy. With interest rates at levels not seen for over 40 years, the Fed is attempting a variety of measures to promote and sustain growth. We believe that the full impact of the low interest rate environment has yet to be felt and expect the economy to benefit in the second half of 2003.

     Over the past year, the U.S. dollar weakened versus the euro. A weaker dollar translates into more competitive pricing for U.S. goods overseas. Additionally, imports became more expensive and less attractive to the U.S. consumer, resulting in higher sales of American-made goods within the U.S. -- providing further stimulus for economic growth. During the second quarter of 2003, President Bush signed into law a tax reform/economic stimulus package with accelerated tax cuts and dividend exclusions, benefiting after-tax consumer purchasing power.


PORTFOLIO REVIEW

     During the first half of 2003, the Roszel/Lord Abbett Mid Cap Value Portfolio produced positive returns, but lagged its benchmark the Russell Midcap Value Index. The major factors leading to the Portfolio's relative underperformance were the combination of stock selection and an overweight position in the materials sector. Select holdings within the sector were impacted by higher raw material costs and reduced production volume. The sector was one of the weaker performers for the Portfolio and index over the last six months. In addition, stock selection in the producer durables sector detracted from Portfolio performance. In particular, select holdings within the machinery industry performed poorly in response to slumping sales and financial reorganizations. An underweight position in the technology sector was also a source of relative underperformance. The Portfolio maintained its limited position in the volatile sector, as we believe the necessary combination of fundamentals, attractive valuations and catalysts are still not in place.

     The Portfolio benefited from strong stock selection and a relative overweight position in the health care sector. Select holdings within the health care services industry contributed to relative performance, with strong returns as the result of an improved financial condition and growing market share. An additional source of relative outperformance was the Portfolio's underweight position in the consumer staples sector. Other sectors outpaced returns in consumer staples, and as such, limited exposure was beneficial. The energy sector was a strong performer over the time period. The Portfolio's overweight position was a source of relative strength.


OUTLOOK

     We remain focused on bottom-up selection of attractively valued stocks that have defined catalysts that we believe can enhance profitability. We believe the roots of a recovery are in place and expect the economy to improve over the next twelve to eighteen months. In our opinion, a potentially near-future economic revival and a continued weakening dollar should create a favorable atmosphere for midcap stocks. Despite market turbulence, we believe there are significant opportunities in the midcap sector, and by using our value-driven, research-intensive methodology, we will attempt to capture as many as possible for our investors.

     The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                         SINCE
                                                     SIX MONTHS++    INCEPTION+/++
                                                    --------------   --------------
Roszel/Lord Abbett Mid Cap Value Portfolio .........    5.63%           (4.51)%
Russell Midcap Value Index .........................   13.11%           (0.64)%
S&P 500 Index ......................................   11.76%            0.25%

----------

*   See Notes to Performance Information.

+   July 1, 2002.

++  Not annualized.




PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                      PERCENTAGE
TOP TEN HOLDINGS**                   OF NET ASSETS
----------------------------------- --------------
Georgia-Pacific Corp. .............       2.8%
Everest Re Group, Ltd. ............       2.8
Hubbell, Inc. (Class B) ...........       2.6
Foot Locker, Inc. .................       2.6
XL Capital Ltd. (Class A) .........       2.5
Ameren Corp. ......................       2.5
Genuine Parts Co. .................       2.5
Snap-On, Inc. .....................       2.5
Halliburton Co. ...................       2.5
Health Net, Inc. ..................       2.4
-----------------------------------      ----
   Total                                 25.7%


                                         PERCENTAGE
TOP TEN INDUSTRIES**                    OF NET ASSETS
-------------------------------------- --------------
Insurance ............................      11.2%
Health Care Equipment &
 Services ............................       8.2
Chemicals ............................       7.3
Electric Utilities ...................       6.2
Household Durables ...................       6.1
Food Products ........................       5.4
Paper & Forest Products ..............       4.7
Specialty Stores .....................       4.7
Oil & Gas Exploration &
 Production ..........................       4.1
Trading Companies & Distributors .....       3.8
--------------------------------------      ----
   Total                                    61.7%

----------
** Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------




                                             SHARES               VALUE
                                      --------------------   -------------------
COMMON STOCKS--97.9%
AUTO COMPONENTS--1.9%
Dana Corp. ........................          207,300         $    2,396,388
                                                             --------------
CASINOS & GAMING--1.6%
Park Place Entertainment
  Corp. (a) .......................          223,700              2,033,433
                                                             --------------
CHEMICALS--7.3%
Crompton Corp. ....................          258,700              1,823,835
Eastman Chemical Co. ..............           89,000              2,818,630
IMC Global, Inc. ..................          239,800              1,609,058
Potash Corp. of
  Saskatchewan, Inc. ..............           36,000              2,304,000
Solutia, Inc. .....................          317,100                691,278
                                                             --------------
                                                                  9,246,801
                                                             --------------
COMMERCIAL SERVICES &
  SUPPLIES--0.2%
R.R. Donnelley & Sons Co. .........           10,500                274,470
                                                             --------------
CONTAINERS &
  PACKAGING--3.7%
Ball Corp. ........................           42,200              1,920,522
Pactiv Corp. (a) ..................          142,000              2,798,820
                                                             --------------
                                                                  4,719,342
                                                             --------------
DEPARTMENT STORES--2.0%
Penney (J.C.) Co., Inc. ...........          149,800              2,524,130
                                                             --------------
DIVERSIFIED
  FINANCIALS--0.6%
Gallagher (Arthur J.) & Co. .......           25,900                704,480
                                                             --------------
ELECTRIC UTILITIES--6.2%
Ameren Corp. ......................           72,000              3,175,200
CMS Energy Corp. ..................          233,800              1,893,780
Northeast Utilities ...............          162,700              2,723,598
                                                             --------------
                                                                  7,792,578
                                                             --------------
ELECTRICAL EQUIPMENT--2.6%
Hubbell, Inc. (Class B) ...........           99,100              3,280,210
                                                             --------------
FOOD PRODUCTS--5.4%
Archer-Daniels-Midland Co. ........          197,900              2,546,973
Monsanto Co. ......................          129,600              2,804,544
Smithfield Foods, Inc. (a) ........           62,900              1,441,668
                                                             --------------
                                                                  6,793,185
                                                             --------------
GAS UTILITIES--1.5%
Southwest Gas Corp. ...............           90,000              1,906,200
                                                             --------------
GENERAL MERCHANDISE
  STORES--2.2%
Big Lots, Inc. (a) ................          180,500              2,714,720
                                                             --------------
HEALTH CARE EQUIPMENT &
  SERVICES--8.2%
Aetna, Inc. .......................           29,500              1,775,900
Bausch & Lomb, Inc. ...............           74,800              2,805,000
Caremark Rx, Inc. (a) .............          108,300              2,781,144
Health Net, Inc. (a) ..............           90,200              2,972,090
                                                             --------------
                                                                 10,334,134
                                                             --------------
HOUSEHOLD DURABLES--6.1%
Leggett & Platt, Inc. .............           92,300              1,892,150
Newell Rubbermaid, Inc. ...........           92,600              2,592,800
Snap-On, Inc. .....................          108,400              3,146,852
                                                             --------------
                                                                  7,631,802
                                                             --------------


                                             SHARES                VALUE
                                      --------------------   -------------------
INSURANCE--11.2%
Everest Re Group, Ltd. ............           45,200         $    3,457,800
PartnerRe Ltd. ....................           54,400              2,780,384
SAFECO Corp. ......................           81,000              2,857,680
St. Paul Cos., Inc. ...............           34,000              1,241,340
Transatlantic Holdings, Inc. ......            8,300                573,945
XL Capital Ltd. (Class A) .........           38,300              3,178,900
                                                             --------------
                                                                 14,090,049
                                                             --------------
MACHINERY--3.4%
CNH Global NV .....................           68,920                657,497
Cummins, Inc. .....................           38,000              1,363,820
Timken Co. ........................          128,800              2,255,288
                                                             --------------
                                                                  4,276,605
                                                             --------------
MEDIA--1.2%
Interpublic Group of Cos.,
  Inc. (a) ........................          108,500              1,451,730
                                                             --------------
OIL & GAS DRILLING--2.2%
Pride International, Inc. (a) .....          146,200              2,751,484
                                                             --------------
OIL & GAS EQUIPMENT &
  SERVICES--2.5%
Halliburton Co. ...................          135,100              3,107,300
                                                             --------------
OIL & GAS EXPLORATION &
  PRODUCTION--4.1%
EOG Resources, Inc. ...............           57,800              2,418,352
Kerr-McGee Corp. ..................           61,600              2,759,680
                                                             --------------
                                                                  5,178,032
                                                             --------------
PAPER & FOREST
  PRODUCTS--4.7%
Georgia-Pacific Corp. .............          184,826              3,502,453
MeadWestvaco Corp. ................           99,000              2,445,300
                                                             --------------
                                                                  5,947,753
                                                             --------------
PHARMACEUTICALS--2.0%
Mylan Laboratories, Inc. ..........           72,300              2,513,871
                                                             --------------
REAL ESTATE--3.0%
Health Care Property
  Investors, Inc. .................            5,900                249,865
Healthcare Realty Trust, Inc.......           66,400              1,935,560
Host Marriott Corp. (a) ...........          180,500              1,651,575
                                                             --------------
                                                                  3,837,000
                                                             --------------
RESTAURANTS--1.3%
CBRL Group, Inc. ..................           43,400              1,686,524
                                                             --------------
SPECIALTY STORES--4.7%
Foot Locker, Inc. .................          243,200              3,222,400
Office Depot, Inc. (a) ............          181,900              2,639,369
                                                             --------------
                                                                  5,861,769
                                                             --------------
SYSTEMS SOFTWARE--1.5%
Sybase, Inc. ......................          136,600              1,900,106
                                                             --------------
TEXTILES & APPAREL--2.8%
Payless Shoesource, Inc. (a).......          144,700              1,808,750
Tommy Hilfiger Corp. (a) ..........          180,900              1,671,516
                                                             --------------
                                                                  3,480,266
                                                             --------------
TRADING COMPANIES &
  DISTRIBUTORS--3.8%
Genuine Parts Co. .................           99,000              3,168,990
WW Grainger, Inc. .................           34,100              1,594,516
                                                             --------------
                                                                  4,763,506
                                                             --------------
TOTAL COMMON STOCKS
(Cost--$118,677,475)...............                             123,197,868
                                                             --------------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                                    PRINCIPAL
                                      AMOUNT          VALUE
                                  -------------  ---------------
SHORT-TERM SECURITIES--3.7%
REPURCHASE AGREEMENT (b)--3.7%
Nomura Securities International,
  Inc., 0.89% dated 06/30/03,
  due 07/01/03, total to be
  received $4,708,817
  (Cost--$4,708,701) ...........  $4,708,701      $  4,708,701
                                                  ------------
TOTAL INVESTMENTS--101.6%
(Cost--$123,386,176) ...........                   127,906,569
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(1.6)% ...............                    (2,020,444)
                                                  ------------
NET ASSETS--100.0% .............                  $125,886,125
                                                  ============

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.








See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


     Halfway through 2003, the Dow Jones Industrial Average, the S&P 500, the Russell 2500 Index, and the NASDAQ have seen year-to-date gains. As of June 30, 2003, the largest sector weightings in Roszel/Seligman Mid Cap Growth Portfolio were in information technology, health care, and industrials. At June 30, the Portfolio's three largest holdings were Rockwell Automation, Inc., a global provider of industrial automation power, control and information products and services; Smithfield Foods, Inc., a pork processor and hog producer; and Fastenal Company, which is engaged in the retail and wholesale of industrial and construction supplies. During the first half of 2003 we increased our weighting in technology stocks. Our overweighted investment in the information technology sector is diversified across industries and includes software, storage, semiconductors and semiconductor capital equipment.


     The Portfolio also had an overweighting in industrials during the first six months of 2003. In addition, we reduced our weighting in the health care sector as we sold health care service providers, but we continue to own pharmaceutical and biotechnology companies, based on our belief that these stocks are currently operating in a beneficial political and regulatory climate. The new chairman of the Food and Drug Administration has promised to accelerate the approval process for new drugs, which may permit companies to bring new products to market more quickly.


     The preceding commentary was prepared by the Portfolio's investment manager, J. & W. Seligman & Co. Incorporated.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                            SINCE
                                                       SIX MONTHS++     INCEPTION+/++
                                                      --------------   --------------
Roszel/Seligman Mid Cap Growth Portfolio ..........          9.91%           0.90%
Russell Midcap Growth Index .......................         18.74%           7.35%
S&P 500 Index .....................................         11.76%           0.25%

----------

*  See Notes to Performance Information.

+  July 1, 2002.

++ Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                         PERCENTAGE
TOP TEN HOLDINGS**                      OF NET ASSETS
-------------------------------------- --------------
Rockwell Automation, Inc. ............       3.2%
Smithfield Foods, Inc. ...............       2.9
Fastenal Co. .........................       2.1
QLogic Corp. .........................       2.0
Mercury Interactive Corp. ............       1.9
Navistar International Corp. .........       1.9
Medimmune, Inc. ......................       1.9
Williams-Sonoma, Inc. ................       1.8
Arkansas Best Corp. ..................       1.8
Gentex Corp. .........................       1.7
--------------------------------------      ----
 Total                                      21.2%




                                           PERCENTAGE
TOP TEN INDUSTRIES**                      OF NET ASSETS
---------------------------------------- --------------
Application Software ...................       6.9%
Pharmaceuticals ........................       6.7
Electronic Equipment &
 Instruments ...........................       6.6
Commercial Services & Supplies .........       6.3
Health Care Equipment &
 Services ..............................       5.3
Chemicals ..............................       4.5
Biotechnology ..........................       4.4
Specialty Stores .......................       4.4
Electrical Equipment ...................       3.8
Semiconductors .........................       3.2
----------------------------------------      ----
 Total                                        52.1%

----------
** Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ SELIGMAN MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                  SHARES             VALUE
                                           -------------------   --------------
COMMON STOCKS--87.7%
AIR FREIGHT & COURIERS--1.1%
CH Robinson Worldwide, Inc. ............           5,500         $    195,580
                                                                 ------------
AIRLINES--0.2%
JetBlue Airways Corp. ..................             900               38,061
                                                                 ------------
APPAREL RETAIL--1.6%
Chico's FAS, Inc. (a) ..................          14,160              298,068
                                                                 ------------
APPLICATION SOFTWARE--6.9%
BEA Systems, Inc. (a) ..................           6,800               73,848
Citrix Systems, Inc. (a) ...............           3,300               67,188
Mercury Interactive Corp. (a) ..........           9,300              359,073
PeopleSoft, Inc. (a) ...................           7,300              128,407
Siebel Systems, Inc. (a) ...............          23,700              226,098
Symantec Corp. (a) .....................           4,000              175,440
Synopsys, Inc. (a) .....................           4,305              266,264
                                                                 ------------
                                                                    1,296,318
                                                                 ------------
AUTOMOBILES--0.5%
Harley-Davidson, Inc. ..................           2,200               87,692
                                                                 ------------
BIOTECHNOLOGY--4.4%
Chiron Corp. (a) .......................           2,000               87,440
Genzyme Corp.--General
  Division (a) .........................           4,400              183,920
Idec Pharmaceuticals Corp. (a) .........           5,970              202,980
Medimmune, Inc. (a) ....................           9,655              351,152
                                                                 ------------
                                                                      825,492
                                                                 ------------
CHEMICALS--4.5%
Cabot Microelectronics Corp. (a)........           3,700              186,739
Georgia Gulf Corp. .....................          13,530              267,894
Lyondell Chemical Co. ..................          17,400              235,422
Potash Corp. of Saskatchewan,
  Inc. .................................           2,500              160,000
                                                                 ------------
                                                                      850,055
                                                                 ------------
COMMERCIAL SERVICES &
  SUPPLIES--6.3%
Ceridian Corp. (a) .....................           9,800              166,306
Cintas Corp. ...........................           3,780              133,963
Fiserv, Inc. (a) .......................           8,870              315,861
H&R Block, Inc. ........................           4,000              173,000
Pitney Bowes, Inc. .....................           5,500              211,255
Robert Half International, Inc. (a).....          10,000              189,400
                                                                 ------------
                                                                    1,189,785
                                                                 ------------
COMPUTER STORAGE &
  PERIPHERALS--1.1%
McData Corp. (Class A) (a) .............           6,800               99,756
Network Appliance, Inc. (a) ............           6,800              110,228
                                                                 ------------
                                                                      209,984
                                                                 ------------
ELECTRICAL EQUIPMENT--3.8%
National Semiconductor
  Corp. (a) ............................           5,300              104,516
Rockwell Automation, Inc. ..............          25,155              599,695
                                                                 ------------
                                                                      704,211
                                                                 ------------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--6.6%
Amphenol Corp. (Class A) (a) ...........           2,000               93,640
Flextronics International Ltd. (a)......          11,300              117,407
Gentex Corp. (a) .......................          10,670              326,609
Molex, Inc. ............................           6,500              175,435
RF Micro Devices, Inc. (a) .............          12,000               72,240
Symbol Technologies, Inc. ..............          21,100              274,511
Vishay Intertechnology, Inc. (a) .......          13,300              175,560
                                                                 ------------
                                                                    1,235,402
                                                                 ------------


                                                  SHARES              VALUE
                                           -------------------   ---------------
FOOD PRODUCTS--2.9%
Smithfield Foods, Inc. (a) .............          24,100         $    552,372
                                                                 ------------
HEALTH CARE EQUIPMENT &
  SERVICES--5.3%
Applera Corp. - Applied
  Biosystems Group .....................           3,600               68,508
Biomet, Inc. ...........................           7,600              217,816
Pharmaceutical Product
  Development, Inc. (a) ................           8,180              235,012
Quest Diagnostics, Inc. (a) ............           2,750              175,450
St. Jude Medical, Inc. (a) .............           2,900              166,750
Zimmer Holdings, Inc. ..................           3,000              135,150
                                                                 ------------
                                                                      998,686
                                                                 ------------
INTERNET RETAIL--0.5%
Amazon.com, Inc. (a) ...................           2,600               94,874
                                                                 ------------
INTERNET SOFTWARE &
  SERVICES--1.0%
Yahoo!, Inc. ...........................           5,900              193,284
                                                                 ------------
IT CONSULTING &
  SERVICES--0.5%
BearingPoint, Inc. (a) .................           9,700               93,605
                                                                 ------------
LEISURE PRODUCTS--1.1%
Mattel, Inc. ...........................          10,800              204,336
                                                                 ------------
MACHINERY--2.9%
Danaher Corp. ..........................           2,635              179,312
Navistar International Corp. (a) .......          11,000              358,930
                                                                 ------------
                                                                      538,242
                                                                 ------------
MEDIA--1.1%
Univision Communications, Inc.
  (Class A) (a) ........................           7,000              212,800
                                                                 ------------
NETWORKING EQUIPMENT--1.1%
Foundry Networks, Inc. (a) .............           6,900               99,360
Juniper Networks, Inc. (a) .............           9,200              113,804
                                                                 ------------
                                                                      213,164
                                                                 ------------
OIL & GAS EQUIPMENT &
  SERVICES--0.7%
BJ Services Co. (a) ....................           3,600              134,496
                                                                 ------------
PHARMACEUTICALS--6.7%
Allergan, Inc. .........................           2,400              185,040
Biogen, Inc. (a) .......................           4,100              155,800
Gilead Sciences, Inc. (a) ..............           4,355              242,051
King Pharmaceuticals, Inc. (a) .........           9,300              137,268
Sicor, Inc. (a) ........................          11,505              234,012
Watson Pharmaceuticals,
  Inc. (a) .............................           7,500              302,775
                                                                 ------------
                                                                    1,256,946
                                                                 ------------
RESTAURANTS--2.8%
PF Chang's China Bistro,
  Inc. (a) .............................           5,670              279,021
Starbucks Corp. (a) ....................           6,500              159,380
Yum! Brands, Inc. (a) ..................           3,200               94,592
                                                                 ------------
                                                                      532,993
                                                                 ------------
SEMICONDUCTOR
  EQUIPMENT--3.2%
KLA-Tencor Corp. (a) ...................           6,055              281,497
Novellus Systems, Inc. (a) .............           8,580              314,208
                                                                 ------------
                                                                      595,705
                                                                 ------------
SEMICONDUCTORS--3.2%
Altera Corp. ...........................           7,000              114,800
Broadcom Corp. (Class A) (a) ...........           1,900               47,329

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ SELIGMAN MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                                         SHARES       VALUE
                                        -------- ---------------
COMMON STOCKS--(CONTINUED)
SEMICONDUCTORS--(CONTINUED)
Micron Technology, Inc. (a) ...........   5,500   $     63,965
QLogic Corp. (a) ......................   7,840        378,907
                                                  ------------
                                                       605,001
                                                  ------------
SPECIALTY STORES--4.4%
Bed Bath & Beyond, Inc. (a) ...........   5,220        202,588
Staples, Inc. (a) .....................  15,100        277,085
Williams-Sonoma, Inc. (a) .............  11,830        345,436
                                                  ------------
                                                       825,109
                                                  ------------
SYSTEMS SOFTWARE--3.1%
BMC Software, Inc. (a) ................   6,600        107,778
Cognos, Inc. (a) ......................   7,900        213,300
Compuware Corp. (a) ...................   6,000         34,620
Veritas Software Corp. (a) ............   8,000        229,360
                                                  ------------
                                                       585,058
                                                  ------------
TELECOMMUNICATIONS
  EQUIPMENT--3.2%
ADC Telecommunications,
  Inc. (a) ............................  51,600        120,125
Adtran, Inc. (a) ......................   1,600         82,064
Corning, Inc. (a) .....................  19,800        146,322
JDS Uniphase Corp. (a) ................  21,500         75,465
Lucent Technologies, Inc. .............  28,700         58,261
Utstarcom, Inc. (a) ...................   3,400        120,938
                                                  ------------
                                                       603,175
                                                  ------------
TRADING COMPANIES &
  DISTRIBUTORS--2.1%
Fastenal Co. ..........................  11,795        400,322
                                                  ------------
TRUCKING--2.7%
Arkansas Best Corp. ...................  14,400        342,576
Hunt (J.B.) Transport Services,
  Inc. (a) ............................     600         22,650
Swift Transportation Co., Inc. (a).....   7,800        145,236
                                                  ------------
                                                       510,462
                                                  ------------
WIRELESS TELECOMMUNICATION
  SERVICES--2.2%
Nextel Communications, Inc.
  (Class A) ...........................  13,800        249,504
Sprint Corp. - PCS Group (a) ..........  27,400        157,550
                                                  ------------
                                                       407,054
                                                  ------------
TOTAL COMMON STOCKS
(Cost--$14,827,704)....................             16,488,332
                                                  ------------



                                    PRINCIPAL
                                     AMOUNT          VALUE
                                 -------------- --------------
SHORT-TERM SECURITIES--12.1%
REPURCHASE AGREEMENT (b)--12.1%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $2,270,743
  (Cost--$2,270,687)............ $ 2,270,687     $ 2,270,687
                                                 -----------
TOTAL INVESTMENTS--99.8%
(Cost--$17,098,391).............                  18,759,019
OTHER ASSETS LESS
  LIABILITIES--0.2% ............                      49,437
                                                 -----------
NET ASSETS--100.0% .............                 $18,808,456
                                                 ===========

----------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     Following a negative first quarter, stocks surged during the last three months as market sentiment strengthened. The rally that started in mid March was fueled by several different factors: the passage of the federal tax cut on dividends and capital gains, higher federal spending, the end of the war in Iraq, as well as the lowering of interest rates by the Federal Reserve. However, the run-up was not accompanied by improving economic indicators, which remained mixed. In fact, the surge was largely driven by aggressive sectors such as tech and biotech--and may turn out to be just another classic bear market rally. Thus, we view the recent run-up with caution, especially in light of the tech-bubble burst in 2000.


PORTFOLIO REVIEW

     The Roszel/PIMCO Small Cap Value Portfolio posted a significant gain year to date, but lagged the Russell 2000 Value Index.

     Our investment strategy employs a disciplined value approach with an emphasis on high-quality, undervalued, dividend-paying companies. During the first half of 2003, we found attractive opportunities in diverse industrial sectors, including energy and utilities.

     The Portfolio's performance during the last six months can be divided into two different time periods: During the first phase, which was dominated by a depressed stock market, the Portfolio tracked its benchmark, the Russell 2000 Value Index. Only with the recent market rally did the Portfolio begin to underperform its benchmark, while still bringing forth positive returns. This reconfirms that our Portfolio historically provides excellent downside-risk protection with steady long-term performance.

     Our investment style and process seeks to generate long-term appreciation and near-term stability by focusing on companies with good earnings' visibility, sufficient capitalization and dividends. We believe that dividend-paying stocks add valuable stability to an investor's stock portfolio, since dividends are generally considered a reliable sign of fiscal strength. Plus, the inbred return offers investors downside protection.

     The Portfolio lagged its benchmark, the Russell 2000 Value Index, primarily due to being significantly underweight in the high-octane tech and biotech sectors which were the industry groups that delivered the strongest returns during the latest rally. Appreciation in the Russell 2000 Value Index was fueled by non-dividend paying stocks, companies in the smallest capitalization quintile and companies with no visible earnings per share (the latter applied to almost 30% of the companies in the Russell 2000 Value Index).


     In recent years, we were able to achieve positive performance for our clients in part by remaining true to our value discipline during "speculative flare-ups" of the kind we currently feel is happening in both the tech and biotech sectors.


OUTLOOK

     Looking ahead, we doubt that the latest run-up in the technology sector is the beginning of an enduring rally. High valuations, eroding product pricing and overcapacity will likely hold back a sustained upward movement in this segment.

     In our opinion, the economy as a whole is not out of the woods yet, despite the Central Bank's aggressive posture. Hence, we feel comfortable with the Portfolio's current conservative positioning and remain convinced that our disciplined value strategy will pay off in the long term.

     The preceding commentary was prepared by the Portfolio's investment manager, PIMCO Advisors Retail Holdings LLC/NFJ Investment Group L.P.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                     SINCE
                                                  SIX MONTHS++   INCEPTION+/++
                                                 -------------- --------------
Roszel/PIMCO Small Cap Value Portfolio .........     10.60%           3.86%
Russell 2000 Value Index .......................     16.49%          (3.80)%
S&P 500 Index ..................................     11.76%           0.25%

----------

*  See Notes to Performance Information.

+  July 1, 2002.

++ Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------

                                          PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
--------------------------------------- --------------
Patina Oil & Gas Corp. ................       1.2%
World Fuel Services Corp. .............       1.1
Vectren Corp. .........................       1.1
Fresh Del Monte Produce, Inc. .........       1.1
Arctic Cat, Inc. ......................       1.1
Acuity Brands, Inc. ...................       1.1
Crane Co. .............................       1.1
Sensient Technologies Corp. ...........       1.1
Sturm Ruger & Co., Inc. ...............       1.1
Cato Corp. (Class A) ..................       1.0
---------------------------------------       ---
 Total                                       11.0%




                               PERCENTAGE
TOP TEN INDUSTRIES**          OF NET ASSETS
---------------------------- --------------
Real Estate ................       7.6%
Banks ......................       6.7
Gas Utilities ..............       5.7
Oil & Gas Exploration &
 Production ................       4.9
Textiles & Apparel .........       3.8
Food Products ..............       3.6
Metals & Mining ............       3.2
Household Durables .........       3.1
Food Retail ................       3.1
Distributors ...............       3.1
----------------------------       ---
 Total                            44.8%

----------
** Excluding short-term investments and/or cash equivalents.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                            SHARES         VALUE
                                       ---------------- ------------
COMMON STOCKS--94.9%
AEROSPACE & DEFENSE--1.8%
Curtiss-Wright Corp. .................       8,300      $ 524,560
Kaman Corp. (Class A) ................      49,000        572,810
                                                        ---------
                                                        1,097,370
                                                        ---------
AIRPORT SERVICES--1.1%
World Fuel Services Corp. ............      27,500        676,225
                                                        ---------
APPAREL RETAIL--3.0%
Burlington Coat Factory
  Warehouse Corp. ....................      34,700        621,130
Cato Corp. (Class A) .................      30,200        636,616
Claire's Stores, Inc. ................      22,900        580,744
                                                        ---------
                                                        1,838,490
                                                        ---------
AUTO COMPONENTS--1.8%
ArvinMeritor, Inc. ...................      26,000        524,680
McGrath Rentcorp .....................      20,500        548,170
                                                        ---------
                                                        1,072,850
                                                        ---------
AUTOMOBILES--1.0%
Precision Castparts Corp. ............      18,700        581,570
                                                        ---------
BANKS--6.7%
BancorpSouth, Inc. ...................      26,800        558,780
Commercial Federal Corp. .............      27,500        583,000
Hudson United Bancorp ................      17,000        580,550
Old National Bancorp .................      24,400        561,200
Seacoast Financial Services
  Corp. ..............................      28,700        568,260
Susquehanna Bancshares, Inc. .........      25,400        593,090
Washington Federal, Inc. .............      26,200        606,006
                                                        ---------
                                                        4,050,886
                                                        ---------
BIOTECHNOLOGY--1.0%
Landauer, Inc. .......................      13,900        581,437
                                                        ---------
BUILDING PRODUCTS--1.8%
Florida Rock Industries, Inc. ........      13,400        553,152
York International Corp. .............      24,000        561,600
                                                        ---------
                                                        1,114,752
                                                        ---------
CHEMICALS--1.0%
Lubrizol Corp. .......................      18,800        582,612
                                                        ---------
COMMERCIAL SERVICES &
  SUPPLIES--2.9%
Banta Corp. ..........................      18,600        602,082
Ennis Business Forms, Inc. ...........      41,200        599,460
Roto-Rooter, Inc. ....................      15,000        572,100
                                                        ---------
                                                        1,773,642
                                                        ---------
CONSTRUCTION &
  ENGINEERING--2.2%
Butler Manufacturing Co. .............       5,200         85,956
Crane Co. ............................      28,400        642,692
Harsco Corp. .........................      16,700        602,035
                                                        ---------
                                                        1,330,683
                                                        ---------
DEPARTMENT STORES--0.8%
Dillard's, Inc. (Class A) ............      35,500        478,185
                                                        ---------
DISTRIBUTORS--3.1%
Hughes Supply, Inc. ..................      17,300        600,310
Owens & Minor, Inc. ..................      27,900        623,565
Sturm Ruger & Co., Inc. ..............      64,000        640,000
                                                        ---------
                                                        1,863,875
                                                        ---------


                                            SHARES         VALUE
                                       ---------------- ------------
DIVERSIFIED FINANCIALS--2.0%
Provident Financial Group, Inc. ......      23,400      $ 599,742
UMB Financial Corp. ..................      14,000        593,600
                                                        ---------
                                                        1,193,342
                                                        ---------
ELECTRIC UTILITIES--1.8%
OGE Energy Corp. .....................      26,600        568,442
PNM Resources, Inc. ..................      20,700        553,725
                                                        ---------
                                                        1,122,167
                                                        ---------
ELECTRICAL EQUIPMENT--2.1%
Acuity Brands, Inc. ..................      35,400        643,218
Barnes Group, Inc. ...................      29,200        635,392
                                                        ---------
                                                        1,278,610
                                                        ---------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--2.0%
Analogic Corp. .......................       1,400         68,264
Methode Electronics, Inc.
  (Class A) ..........................      54,700        588,025
PerkinElmer, Inc. (a) ................      40,100        553,781
                                                        ---------
                                                        1,210,070
                                                        ---------
FOOD PRODUCTS--3.6%
Corn Products International, Inc......      19,200        576,576
Lance, Inc. ..........................      42,000        383,460
Sensient Technologies Corp. ..........      27,900        641,421
Universal Corp. ......................      13,500        571,050
                                                        ---------
                                                        2,172,507
                                                        ---------
FOOD RETAIL--3.1%
Casey's General Stores, Inc. .........      43,300        612,262
Fresh Del Monte Produce, Inc. ........      25,700        660,233
Ruddick Corp. ........................      38,900        611,508
                                                        ---------
                                                        1,884,003
                                                        ---------
GAS UTILITIES--5.7%
Atmos Energy Corp. ...................      23,300        577,840
Northwest Natural Gas Co. ............      22,000        599,500
Peoples Energy Corp. .................      13,200        566,148
UGI Corp. ............................      17,600        557,920
Vectren Corp. ........................      26,400        661,320
WGL Holdings, Inc. ...................      18,400        491,280
                                                        ---------
                                                        3,454,008
                                                        ---------
HEALTH CARE EQUIPMENT &
  SERVICES--3.0%
Arrow International, Inc. ............      14,200        626,930
Cooper Cos., Inc. (a) ................      16,900        587,613
Invacare Corp. .......................      17,700        584,100
                                                        ---------
                                                        1,798,643
                                                        ---------
HOUSEHOLD DURABLES--3.1%
Kimball International, Inc.
  (Class B) ..........................      13,300        207,480
Lancaster Colony Corp. ...............      15,300        591,498
Libbey, Inc. .........................      25,600        581,120
Tupperware Corp. .....................      37,000        531,320
                                                        ---------
                                                        1,911,418
                                                        ---------
INSURANCE--2.8%
AmerUs Group Co. .....................      19,700        555,343
Delphi Financial Group, Inc.
  (Class A) ..........................      12,100        566,280
Landamerica Financial Group,
  Inc. ...............................      11,900        565,250
                                                        ---------
                                                        1,686,873
                                                        ---------

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/PIMCO SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------




                                             SHARES          VALUE
                                         -------------- --------------
COMMON STOCKS--(CONTINUED)
INTEGRATED OIL & GAS--1.9%
Cabot Oil & Gas Corp. (Class A).........     22,000      $   607,420
National Fuel Gas Co. ..................     21,600          562,680
                                                         -----------
                                                           1,170,100
                                                         -----------
LEISURE PRODUCTS--2.0%
Arctic Cat, Inc. .......................     34,200          655,272
Callaway Golf Co. ......................     43,200          571,104
                                                         -----------
                                                           1,226,376
                                                         -----------
MACHINERY--2.8%
Lincoln Electric Holdings, Inc. ........     28,300          577,603
Regal Beloit Corp. .....................     29,600          565,360
Tecumseh Products Co.
  (Class A) ............................     14,900          570,819
                                                         -----------
                                                           1,713,782
                                                         -----------
MARINE--2.9%
Alexander & Baldwin, Inc. ..............     20,900          554,477
Frontline Ltd. .........................     40,800          580,176
Teekay Shipping Corp. ..................     14,000          600,600
                                                         -----------
                                                           1,735,253
                                                         -----------
METALS & MINING--3.2%
Commercial Metals Co. ..................     33,800          601,302
Goldcorp, Inc. .........................     21,600          259,200
Massey Energy Co. ......................     40,500          532,575
Valmont Industries, Inc. ...............     29,700          577,962
                                                         -----------
                                                           1,971,039
                                                         -----------
OIL & GAS DRILLING--0.9%
Helmerich & Payne, Inc. ................     18,700          546,040
                                                         -----------
OIL & GAS EQUIPMENT &
  SERVICES--1.0%
Tidewater, Inc. ........................     21,300          625,581
                                                         -----------
OIL & GAS EXPLORATION &
  PRODUCTION--4.9%
Berry Petroleum Co. (Class A) ..........     31,300          561,835
Energen Corp. ..........................     18,100          602,730
Patina Oil & Gas Corp. .................     22,250          715,338
St. Mary Land & Exploration Co..........     20,900          570,570
Vintage Petroleum, Inc. ................     49,300          556,104
                                                         -----------
                                                           3,006,577
                                                         -----------
PAPER & FOREST
  PRODUCTS--2.1%
Rock-Tenn Co. (Class A) ................     37,300          632,235
Universal Forest Products, Inc. ........     30,100          630,294
                                                         -----------
                                                           1,262,529
                                                         -----------
PERSONAL PRODUCTS--1.0%
Russ Berrie & Co., Inc. ................     16,900          617,019
                                                         -----------


                                             SHARES          VALUE
                                         -------------- --------------
REAL ESTATE--7.6%
CBL & Associates Properties,
  Inc. .................................     13,900      $   597,700
First Industrial Realty Trust, Inc......     19,200          606,720
Health Care Property Investors,
  Inc. .................................     14,300          605,605
Healthcare Realty Trust, Inc. ..........     19,000          553,850
HRPT Properties Trust ..................     64,900          597,080
New Plan Excel Realty Trust ............     23,800          508,130
Shurgard Storage Centers, Inc.
  (Class A) ............................     17,700          585,516
United Dominion Realty Trust ...........     32,400          557,928
                                                         -----------
                                                           4,612,529
                                                         -----------
RESTAURANTS--1.8%
Bob Evans Farms, Inc. ..................     22,300          616,149
IHOP Corp. (a) .........................     15,500          489,335
                                                         -----------
                                                           1,105,484
                                                         -----------
TEXTILES & APPAREL--3.8%
Brown Shoe Co., Inc. ...................     20,800          619,840
Kellwood Co. ...........................     19,300          610,459
Russell Corp. ..........................     29,300          556,700
Wellman, Inc. ..........................     46,000          515,200
                                                         -----------
                                                           2,302,199
                                                         -----------
TRADING COMPANIES &
  DISTRIBUTORS--0.6%
GATX Corp. .............................     22,000          359,700
                                                         -----------
TRUCKING--1.0%
USF Corp. ..............................     23,000          620,310
                                                         -----------
TOTAL COMMON STOCKS
(Cost--$52,485,016).....................                  57,628,736
                                                         -----------
                                          PRINCIPAL
                                            AMOUNT
                                         -----------
SHORT-TERM SECURITIES--5.7%
REPURCHASE AGREEMENT (b)--5.7%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $3,479,381
  (Cost--$3,479,295).................... $3,479,295        3,479,295
                                                         -----------
TOTAL INVESTMENTS--100.6%
(Cost--$55,964,311).....................                  61,108,031
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(0.6)% .......................                    (370,487)
                                                         -----------
NET ASSETS--100.0% .....................                 $60,737,544
                                                         ===========

---------------------
(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     The market surged in the six months ended June 30, 2003, driven by renewed optimism following the conclusion of combat operations in Iraq and by the largest package of economic stimuli since the Second World War. President Bush's $350 billion tax cut program and the Federal Reserve's 1/4-point rate cut are expected to provide additional catalysts for growth in the second half of 2003. Economic data was mixed during the period, but fewer companies revised earnings lower.

     During the period, small-cap growth stocks led large-cap growth stocks, as the S&P Small Cap 600/Barra Growth Index outperformed the S&P 500/Barra Growth Index. Within the S&P Small Cap 600 style indices, small-cap growth slightly outperformed small-cap value. Within the S&P Small Cap 600/Barra Growth Index, the Retail, Systems Hardware, and Telecommunications sectors led the market, benefiting from the overall market rally and improved consumer sentiment. Insurance, Industrial Cyclical, and Pharmaceuticals were the weakest performing sectors in the small-cap growth universe. The Russell 2000 Growth Index also surged during the period, driven by a rally in non-earning, low quality, low market cap, and low absolute stock price companies, especially during the months of April and May.


PORTFOLIO REVIEW

     The Roszel/JP Morgan Small Cap Growth Portfolio climbed in the period, in-line with its benchmark, the S&P Small Cap/600 Barra Growth Index. Stock selection in the Consumer Cyclical, Pharmaceutical, and Energy sectors had the largest positive impact on performance. In the Consumer Cyclical sector, post-secondary education providers, Career Education Corp and Education Management Corp. led relative performance during the first six months of 2003. The education stocks have benefited from strong enrollment and tuition growth. Also in the Consumer Cyclical sector, handbag and accessory manufacturer, Coach, positively impacted performance, as the company benefited from better than expected earnings, driven by new product sales, higher-margin company-owned store sales, and market share gains.

     In the Pharmaceutical sector, our biotechnology holdings, Scios, Celgene, and Martek Biosciences, as well as our underweight in Cephalon, significantly added to performance. In February, Johnson & Johnson agreed to acquire Scios for a significant premium. Scios's drug for congestive heart failure, Natrecor, has delivered better than expected sales and will be complementary with JNJ's drug coated stent business. Celgene, which make drugs to treat cancer and immunological diseases, reported strong 2002 revenue growth and forecasts continued strong 2003 revenue growth for its cancer treatment, Thalomid. Martek Biosciences has benefited from its infant formula product cycle.

     In the Energy sector, Pride International, an oil and gas drilling contractor, rose as drilling activity picked up in the Gulf of Mexico. Pride International is highly leveraged to rig utilization in the Gulf, and we anticipate that this increased drilling activity will have a positive impact on Pride's pricing and margins.

     The Semiconductor and Retail sectors were the largest detractors from relative performance during the quarter. In addition, given the strong rally in the market, our cash position in the portfolio also negatively impacted relative performance.

     In the Semiconductor sector, Rudolph Technologies, a manufacturer of semiconductor capital equipment that measures copper connections on chips, declined during the period. The company holds a monopoly position in the niche market for metrology systems used in semiconductor manufacturing. Despite remaining profitable in difficult economic conditions, Rudolph's stock has suffered due to concerns regarding new competition entering the company's niche market.

     In the Retail sector, casual dining restaurant chain, California Pizza Kitchen, underperformed its restaurant peers. The company reduced its earnings outlook for the second quarter, citing the soft economic environment and the late Easter holiday. We have sold the stock due to concerns over flat average weekly sales and margin compression.


OUTLOOK

     We are optimistic that fiscal and monetary policy will revive the economy, and corporate earnings will meet expectations. Reflecting our view that we will experience a measure of economic recovery later this year, we are searching for stocks in the sectors most exposed to economic growth and market recovery. Small-cap stocks are poised to perform in-line with the market, as their superior earnings growth will be countered by large-caps benefiting from dividend tax cuts. We believe that small-cap growth stocks are reasonably valued relative to small-cap value stocks.

     The preceding commentary was prepared by the Portfolio's investment manager, J.P. Morgan Fleming Asset Management (USA) Inc.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                               SINCE
                                                          SIX MONTHS++     INCEPTION+/++
                                                         --------------   --------------
Roszel/JP Morgan Small Cap Growth Portfolio ..........        12.00%           (4.80)%
S&P Small Cap 600/Barra Growth Index .................        12.72%            1.15%
S&P 500 Index ........................................        11.76%            0.25%

----------

*  See Notes to Performance Information.

+  July 1, 2002.

++ Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                          PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
--------------------------------------- --------------
Mid Atlantic Medical Services, Inc.          2.0%
Odyssey HealthCare, Inc. ..............      1.9
Career Education Corp. ................      1.8
Fair, Issac Corp. .....................      1.7
Ansys, Inc. ...........................      1.6
PF Chang's China Bistro, Inc. .........      1.6
Heartland Express, Inc. ...............      1.5
Advanced Neuromodulation
   Systems, Inc. ......................      1.4
Education Management Corp. ............      1.4
Regis Corp. ...........................      1.3
---------------------------------------      ---
   Total                                    16.2%



                                       PERCENTAGE
TOP TEN INDUSTRIES**                  OF NET ASSETS
------------------------------------ --------------
Health Care Equipment &
   Services ........................        13.2%
Commercial Services & Supplies .....         6.3
Banks ..............................         5.7
Electronic Equipment &
   Instruments .....................         5.0
Apparel Retail .....................         4.5
Application Software ...............         3.7
Biotechnology ......................         3.1
Oil & Gas Exploration &
   Production ......................         3.1
Auto Components ....................         3.0
Oil & Gas Equipment & Services .....         2.7
------------------------------------        ----
   Total                                    50.3%

----------

** Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                                SHARES                  VALUE
                                       -----------------------   ------------------
COMMON STOCKS--97.6%
AEROSPACE & DEFENSE--1.3%
Alliant Techsystems, Inc. (a) ......            13,800               $   716,358
                                                                     -----------
AIR FREIGHT & COURIERS--1.8%
CH Robinson Worldwide, Inc. ........            14,900                   529,844
Pacer International, Inc. ..........            22,000                   414,920
                                                                     -----------
                                                                         944,764
                                                                     -----------
AIRLINES--0.7%
Atlantic Coast Airlines
   Holdings, Inc. (a) ..............            25,700                   346,693
                                                                     -----------
APPAREL RETAIL--4.5%
Aeropostale, Inc. (a) ..............            16,900                   363,012
Coach, Inc. (a) ....................            11,900                   591,906
Fossil, Inc. (a) ...................            17,200                   405,232
Hot Topic, Inc. (a) ................            20,600                   554,346
Too, Inc. (a) ......................            24,200                   490,050
                                                                     -----------
                                                                       2,404,546
                                                                     -----------
APPLICATION SOFTWARE--3.7%
Engineered Support Systems,
   Inc. ............................            15,900                   665,415
National Instruments Corp. (a)......            12,800                   483,584
Serena Software, Inc. (a) ..........            24,800                   517,824
THQ, Inc. (a) ......................            17,000                   306,000
                                                                     -----------
                                                                       1,972,823
                                                                     -----------
AUTO COMPONENTS--3.0%
Clarcor, Inc. ......................            13,900                   535,845
O'Reilly Automotive, Inc. (a) ......            20,600                   687,834
Winnebago Industries, Inc. .........            10,000                   379,000
                                                                     -----------
                                                                       1,602,679
                                                                     -----------
BANKS--5.7%
CVB Financial Corp. ................            17,110                   333,987
East-West Bancorp, Inc. ............            19,000                   686,660
Pacific Northwest Bancorp ..........            16,900                   587,444
Texas Regional Bancshares,
   Inc. (Class A) ..................            14,100                   489,270
UCBH Holdings, Inc. ................            18,500                   530,580
Umpqua Holdings Corp. ..............            22,100                   419,679
                                                                     -----------
                                                                       3,047,620
                                                                     -----------
BIOTECHNOLOGY--3.1%
Celgene Corp. (a) ..................            19,900                   604,960
InterMune, Inc. (a) ................            10,700                   172,377
Martek Biosciences Corp. (a) .......            12,800                   549,632
Neurocrine Biosciences,
   Inc. (a) ........................             6,100                   304,634
                                                                     -----------
                                                                       1,631,603
                                                                     -----------
BUILDING PRODUCTS--1.0%
NVR, Inc. (a) ......................               800                   328,800
SurModics, Inc. (a) ................             6,600                   201,300
                                                                     -----------
                                                                         530,100
                                                                     -----------
CASINOS & GAMING--1.1%
Penn National Gaming,
   Inc. (a) ........................            27,300                   561,015
                                                                     -----------
CATALOG RETAIL--0.7%
J. Jill Group, Inc. (a) ............            21,200                   357,008
                                                                     -----------
CHEMICALS--1.3%
Cabot Microelectronics
   Corp. (a) .......................            13,700                   691,439
                                                                     -----------


                                                SHARES                  VALUE
                                       -----------------------   ------------------
COMMERCIAL SERVICES &
   SUPPLIES--6.3%
American States Water Co. ..........            15,900               $   434,070
Career Education Corp. (a) .........            14,300                   978,406
Cerner Corp. (a) ...................            13,000                   298,350
Education Management
   Corp. (a) .......................            13,500                   717,930
Iron Mountain, Inc. (a) ............            14,600                   541,514
Waste Connections, Inc. (a) ........            10,700                   375,035
                                                                     -----------
                                                                       3,345,305
                                                                     -----------
COMPUTER & ELECTRONICS
   RETAIL--1.2%
Harman International
   Industries, Inc. ................             7,900                   625,206
                                                                     -----------
DIVERSIFIED FINANCIALS--1.0%
FNB Corp. ..........................            17,600                   532,576
                                                                     -----------
ELECTRIC UTILITIES--0.7%
Pinnacle Systems, Inc. (a) .........            35,100                   375,570
                                                                     -----------
ELECTRICAL EQUIPMENT--2.5%
Power Integrations, Inc. (a) .......            21,600                   525,312
Varian Semiconductor
   Equipment Associates,
   Inc. (a) ........................            11,200                   333,312
Varian, Inc. (a) ...................            13,000                   450,710
                                                                     -----------
                                                                       1,309,334
                                                                     -----------
ELECTRONIC EQUIPMENT &
   INSTRUMENTS--5.0%
Amphenol Corp. (Class A) (a) .......             5,900                   276,238
Avocent Corp. (a) ..................            21,200                   634,516
Barra, Inc. (a) ....................             8,300                   296,310
Gentex Corp. (a) ...................            15,200                   465,272
Itron, Inc. (a) ....................            25,600                   551,936
Semtech Corp. (a) ..................            30,400                   432,896
                                                                     -----------
                                                                       2,657,168
                                                                     -----------
FOOD DISTRIBUTORS--0.6%
United Natural Foods, Inc. (a) .....            12,100                   340,494
                                                                     -----------
FOOD PRODUCTS--2.1%
NBTY, Inc. (a) .....................            28,300                   595,998
Performance Food Group
   Co. (a) .........................            14,400                   532,800
                                                                     -----------
                                                                       1,128,798
                                                                     -----------
FOOD RETAIL--1.3%
Panera Bread Co.
   (Class A) (a) ...................            17,000                   680,000
                                                                     -----------
HEALTH CARE EQUIPMENT &
   SERVICES--13.2%
Advanced Neuromodulation
   Systems, Inc. (a) ...............            14,700                   761,019
ICU Medical, Inc. (a) ..............            13,000                   404,950
IDEXX \Laboratories, Inc. (a) ......            17,300                   580,242
Mid Atlantic Medical Services,
   Inc. (a) ........................            20,100                 1,051,230
Odyssey HealthCare, Inc. (a) .......            27,300                 1,010,100
Pediatrix Medical Group,
   Inc. (a) ........................            16,600                   591,790
Respironics, Inc. (a) ..............            10,600                   397,712
Stericycle, Inc. (a) ...............            12,100                   465,608
Techne Corp. (a) ...................             8,900                   270,026
Varian Medical Systems,
   Inc. (a) ........................            10,500                   604,485
VCA Antech, Inc. (a) ...............            32,800                   641,896
Wright Medical Group, Inc. (a)......            13,500                   256,500
                                                                     -----------
                                                                       7,035,558
                                                                     -----------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JP MORGAN SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------




                                                 SHARES                  VALUE
                                        -----------------------   ------------------
COMMON STOCKS--(CONTINUED)
HOTELS--0.5%
Extended Stay America,
   Inc. (a) .........................              21,100              $   284,639
                                                                       -----------
HOUSEHOLD DURABLES--2.1%
Ethan Allen Interiors, Inc. .........               7,100                  249,636
Pier 1 Imports, Inc. ................              27,100                  552,840
Toll Brothers, Inc. (a) .............              10,200                  288,762
                                                                       -----------
                                                                         1,091,238
                                                                       -----------
INSURANCE--0.9%
ProAssurance Corp. (a) ..............              17,000                  458,830
                                                                       -----------
INTEGRATED OIL & GAS--0.9%
Key Energy Services, Inc. (a) .......              43,300                  464,176
                                                                       -----------
INTERNET RETAIL--1.3%
Regis Corp. .........................              24,700                  717,535
                                                                       -----------
INTERNET SOFTWARE &
   SERVICES--1.0%
RSA Security, Inc. (a) ..............              51,300                  551,475
                                                                       -----------
IT CONSULTING &
   SERVICES--0.9%
Manhattan Associates, Inc. (a).......              18,400                  477,848
                                                                       -----------
LEISURE FACILITIES--0.9%
Entravision Communications
   Corp. (Class A) ..................              42,000                  476,700
                                                                       -----------
LEISURE PRODUCTS--0.4%
RC2 Corp. ...........................              12,600                  214,326
                                                                       -----------
MACHINERY--1.9%
Graco, Inc. .........................              19,500                  624,000
Lindsay Manufacturing Co. ...........              17,300                  401,706
                                                                       -----------
                                                                         1,025,706
                                                                       -----------
MEDIA--2.0%
Lin TV Corp. (Class A) (a) ..........              21,100                  496,905
Radio One, Inc. (Class D) (a) .......              32,900                  584,633
                                                                       -----------
                                                                         1,081,538
                                                                       -----------
OFFICE ELECTRONICS--1.7%
Kronos, Inc. (a) ....................               5,600                  284,536
Zebra Technologies Corp.
   (Class A) (a) ....................               8,000                  601,520
                                                                       -----------
                                                                           886,056
                                                                       -----------
OIL & GAS DRILLING--2.2%
Hydril Co. (a) ......................              21,100                  574,975
Pride International, Inc. (a) .......              30,300                  570,246
                                                                       -----------
                                                                         1,145,221
                                                                       -----------
OIL & GAS EQUIPMENT &
   SERVICES--2.7%
Spinnaker Exploration Co. (a) .......              22,000                  576,400
Varco International, Inc. (a) .......              15,400                  301,840
W-H Energy Services, Inc. (a)........              27,500                  535,700
                                                                       -----------
                                                                         1,413,940
                                                                       -----------
OIL & GAS EXPLORATION &
   PRODUCTION--3.1%
Evergreen Resources, Inc. (a)........              11,400                  619,134
Pogo Producing Co. ..................              11,600                  495,900
Westport Resources Corp. (a).........              22,400                  509,600
                                                                       -----------
                                                                         1,624,634
                                                                       -----------


                                                 SHARES                  VALUE
                                        -----------------------   ------------------
PHARMACEUTICALS--2.5%
Medicines Co. (a) ...................              13,400              $   263,846
Medicis Pharmaceutical Corp.
   (Class A) (a) ....................               8,200                  464,940
Pharmaceutical Resources,
   Inc. (a) .........................              12,100                  588,786
                                                                       -----------
                                                                         1,317,572
                                                                       -----------
REAL ESTATE--0.5%
Pan Pacific Retail Properties,
   Inc. .............................               6,600                  259,710
                                                                       -----------
RESTAURANTS--2.5%
PF Chang's China Bistro,
   Inc. (a) .........................              17,000                  836,570
Sonic Corp. (a) .....................              20,300                  516,229
                                                                       -----------
                                                                         1,352,799
                                                                       -----------
SEMICONDUCTOR
   EQUIPMENT--1.5%
Cymer, Inc. (a) .....................              11,800                  372,408
Rudolph Technologies, Inc. (a).......              26,600                  424,536
                                                                       -----------
                                                                           796,944
                                                                       -----------
SEMICONDUCTORS--0.4%
Silicon Laboratories, Inc. (a) ......               8,100                  215,784
                                                                       -----------
SYSTEMS SOFTWARE--2.2%
Fair Isaac Corp. ....................              17,300                  890,085
Progress Software Corp. (a) .........              13,400                  277,782
                                                                       -----------
                                                                         1,167,867
                                                                       -----------
TELECOMMUNICATIONS
   EQUIPMENT--1.6%
Ansys, Inc. (a) .....................              27,900                  867,690
                                                                       -----------
TRUCKING--2.1%
Heartland Express, Inc. (a) .........              35,400                  787,650
Knight Transportation, Inc. (a) .....              13,700                  341,130
                                                                       -----------
                                                                         1,128,780
                                                                       -----------
TOTAL COMMON STOCKS
(Cost--$45,405,529)..................                                   51,857,665
                                                                       -----------
                                               PRINCIPAL
                                                AMOUNT
                                              ----------
SHORT-TERM SECURITIES--2.7%
DISCOUNT NOTE--2.7%
Student Loan Marketing Assn.,
   0.95% due 07/01/03
   (Cost--$1,414,000)................         $ 1,414,000                1,413,963
                                                                       -----------
TOTAL INVESTMENTS--100.3%
(Cost--$46,819,529)..................                                   53,271,628
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(0.3)% ...................                                     (130,504)
                                                                       -----------
NET ASSETS--100.0% ..................                                  $53,141,124
                                                                       ===========

---------------------

(a)  Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     A swift end to the war in Iraq and a warm reception to Congress' stimulus package led to strong performance for stocks since the Portfolio's inception on May 1, 2003. Smaller capitalization stocks in particular did well, with the Russell 2000 Growth Index outperforming the large capitalization Russell 1000 Growth by a considerable margin. This current rally has been longer lived compared to previous rallies of the past few years as the Russell 2000 Growth Index was up for four consecutive months for the first time since 1999.


PORTFOLIO REVIEW

     The Portfolio was up strongly as well, but our returns did trail those of the benchmark Russell 2500 Growth Index. Technology stocks, bolstered by improved sentiment and a belief that corporate capital spending will improve, were among the best performers during the period. Our underweight in this sector relative to the index was a main factor in our relative underperformance. Healthcare stocks, particularly biotechnology related names, also performed well as several companies announced positive results relating to drugs in development. Among individual stocks, Protein Design Labs was one of the best performers as it was up after reporting positive developments regarding its drug for inflammatory bowel disease. Jack Henry and Applied Micro Circuits are two technology names that performed well.


     Few stocks posted significant declines during the period. Priority Healthcare was one of the portfolio's worst performing stocks as it was down after announcing that its results would fall short of analysts' expectations.



OUTLOOK


     Looking forward, we are encouraged by the market's recent strength and are hopeful that the lows of the last few years will not be revisited. We feel that the next few months will be critical in determining whether the current rally can be sustained as many companies, particularly technology related stocks, will be expected to live up to the current high expectations surrounding their future prospects.


     The preceding commentary was prepared by the Portfolio's investment manager, Delaware Management Company.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIOD ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                 SINCE
                                             INCEPTION+/++
                                            --------------
Roszel/Delaware Trend Portfolio .........        6.60%
Russell 2500 Growth Index ...............       12.87%
S&P 500 Index ...........................        6.62%

----------

*  See Notes to Performance Information.

+  May 1, 2003.

++ Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                         PERCENTAGE
TOP TEN HOLDINGS**                      OF NET ASSETS
-------------------------------------- --------------
Fisher Scientific International, Inc.        2.6%
PartnerRe Ltd. .......................       2.5
Krispy Kreme Doughnuts, Inc. .........       2.5
Coach, Inc. ..........................       2.4
Cheesecake Factory, Inc. .............       2.3
City National Corp. ..................       2.3
Cost Plus, Inc. ......................       2.3
D.R. Horton, Inc. ....................       2.3
Gentex Corp. .........................       2.2
Sonic Corp. ..........................       2.2
--------------------------------------      ----
   Total                                    23.6%




                                       PERCENTAGE
TOP TEN INDUSTRIES**                  OF NET ASSETS
------------------------------------ --------------
Insurance ..........................       7.7%
Banks ..............................       7.5
Media ..............................       7.3
Restaurants ........................       7.0
Biotechnology ......................       5.9
Health Care Equipment &
 Services ..........................       5.3
Semiconductor Equipment ............       4.5
Commercial Services & Supplies .....       4.3
Diversified Financials .............       4.3
Pharmaceuticals ....................       3.6
------------------------------------      ----
   Total                                  57.4%

----------

** Excluding short-term investments and/or cash equivalents.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------




                                              SHARES             VALUE
                                        ----------------   ----------------
COMMON STOCKS--94.1%
AIR FREIGHT & COURIERS--1.1%
UTI Worldwide, Inc. .................          8,400         $   261,996
                                                             -----------
APPAREL RETAIL--2.4%
Coach, Inc. (a) .....................         11,100             552,114
                                                             -----------
APPLICATION SOFTWARE--1.0%
Quest Software, Inc. (a) ............         20,200             240,380
                                                             -----------
AUTOMOBILES--0.9%
Group 1 Automotive, Inc. (a) ........          6,600             213,906
                                                             -----------
BANKS--7.5%
City National Corp. .................         11,900             530,264
Cullen/Frost Bankers, Inc. ..........         13,700             439,770
Downey Financial Corp. ..............          7,000             289,100
Sovereign Bancorp, Inc. .............         14,200             222,230
Webster Financial Corp. .............          6,800             257,040
                                                             -----------
                                                               1,738,404
                                                             -----------
BEVERAGES--0.5%
Peet's Coffee & Tea, Inc. (a) .......          7,400             129,204
                                                             -----------
BIOTECHNOLOGY--5.9%
CV Therapeutics, Inc. (a) ...........          8,500             252,110
Exelixis, Inc. (a) ..................         21,900             151,986
Martek Biosciences Corp. (a) ........            200               8,588
Nektar Therapeutics, Inc. (a) .......         30,300             279,669
Neurocrine Biosciences, Inc. (a).....          6,100             304,634
Protein Design Labs, Inc. ...........         26,400             369,072
                                                             -----------
                                                               1,366,059
                                                             -----------
BUILDING PRODUCTS--2.3%
D.R. Horton, Inc. ...................         18,600             522,660
                                                             -----------
CASINOS & GAMING--1.0%
Wynn Resorts Ltd. ...................         12,500             221,125
                                                             -----------
CATALOG RETAIL--1.1%
MSC Industrial Direct Co. (a) .......         13,800             247,020
                                                             -----------
COMMERCIAL SERVICES &
   SUPPLIES--4.3%
Advisory Board Co. (a) ..............          3,500             141,820
Bright Horizons Family Solutions,
   Inc. (a) .........................          7,500             251,700
Rent-A-Center, Inc. (a) .............          5,000             379,050
Resources Connection, Inc. (a) ......          9,600             229,056
                                                             -----------
                                                               1,001,626
                                                             -----------
COMPUTER & ELECTRONICS
   RETAIL--0.3%
GameStop Corp. (a) ..................          5,900              76,228
                                                             -----------
CONSTRUCTION &
   ENGINEERING--0.8%
WCI Communities, Inc. ...............          9,500             182,685
                                                             -----------
CONSTRUCTION MATERIALS--0.2%
Roper Industries, Inc. ..............          1,400              52,080
                                                             -----------
DIVERSIFIED FINANCIALS--4.3%
Cash America International, Inc......          4,300              56,846
Doral Financial Corp. ...............          5,700             254,505
First Niagara Financial Group,
   Inc. .............................          6,600              92,136
Friedman, Billings, Ramsey
   Group, Inc. (Class A) ............          9,000             120,600
IndyMac Bancorp, Inc. ...............          7,700             195,734
RenaissanceRe Holdings Ltd. .........          6,000             273,120
                                                             -----------
                                                                 992,941
                                                             -----------


                                              SHARES             VALUE
                                        ----------------   ----------------
DIVERSIFIED TELECOMMUNICATION
   SERVICES--1.3%
West Corp. (a) ......................         10,900         $   290,485
                                                             -----------
ELECTRICAL EQUIPMENT--1.8%
Mettler Toledo International,
   Inc. (a) .........................         11,300             414,145
                                                             -----------
ELECTRONIC EQUIPMENT &
   INSTRUMENTS--2.2%
Gentex Corp. (a) ....................         16,600             508,126
                                                             -----------
FOOD PRODUCTS--1.3%
American Italian Pasta Co. (a) ......          7,100             295,715
                                                             -----------
GENERAL MERCHANDISE
   STORES--1.7%
Dollar Tree Stores, Inc. (a) ........         12,100             383,933
                                                             -----------
HEALTH CARE EQUIPMENT &
   SERVICES--5.3%
Coventry Health Care, Inc. (a) ......          4,800             221,568
Cytyc Corp. (a) .....................         15,900             167,268
Fisher Scientific International,
   Inc. (a) .........................         17,100             596,790
Priority Healthcare Corp.
   (Class B) (a) ....................          8,100             150,255
Triad Hospitals, Inc. (a) ...........          3,300              81,906
                                                             -----------
                                                               1,217,787
                                                             -----------
HOTELS--2.3%
Extended Stay America, Inc. (a)......         21,800             294,082
Four Seasons Hotels, Inc. ...........          5,600             242,256
                                                             -----------
                                                                 536,338
                                                             -----------
HOUSEHOLD DURABLES--3.5%
Cost Plus, Inc. (a) .................         14,800             527,768
KB Home .............................          4,500             278,910
                                                             -----------
                                                                 806,678
                                                             -----------
INSURANCE--7.7%
Delphi Financial Group, Inc.
   (Class A) ........................          3,300             154,440
HCC Insurance Holdings, Inc. ........         11,100             328,227
Hilb, Rogal & Hamilton Co. ..........          4,400             149,776
IPC Holdings Ltd. ...................          3,600             120,600
PartnerRe Ltd. ......................         11,500             587,765
W.R. Berkley Corp. ..................          8,200             432,140
                                                             -----------
                                                               1,772,948
                                                             -----------
INTERNET SOFTWARE &
   SERVICES--1.9%
Getty Images, Inc. (a) ..............         10,700             441,910
                                                             -----------
IT CONSULTING &
   SERVICES--0.5%
Anteon International Corp. ..........          3,900             108,849
                                                             -----------
MEDIA--7.3%
Cumulus Media, Inc. (Class A) .......         20,900             395,637
Gray Television, Inc. ...............         24,200             300,080
Lin TV Corp. (Class A) (a) ..........         18,800             442,740
Mediacom Communications
   Corp. ............................         31,900             314,853
Westwood One, Inc. (a) ..............          7,100             240,903
                                                             -----------
                                                               1,694,213
                                                             -----------
OIL & GAS DRILLING--2.1%
Pride International, Inc. (a) .......         13,500             254,070
Rowan Cos., Inc. ....................         10,600             237,440
                                                             -----------
                                                                 491,510
                                                             -----------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------




                                                 SHARES             VALUE
                                          -----------------   ----------------
COMMON STOCKS--(CONTINUED)
PHARMACEUTICALS--3.6%
Cima Labs, Inc. (a) ...................             9,000       $   242,010
Inspire Pharmaceuticals, Inc. (a)......            13,000           140,400
Medicis Pharmaceutical Corp.
   (Class A) (a) ......................             4,500           255,150
Noven Pharmaceuticals, Inc. (a)........             8,600            88,064
Trimeris, Inc. (a) ....................             2,300           105,064
                                                                -----------
                                                                    830,688
                                                                -----------
RESTAURANTS--7.0%
Cheesecake Factory, Inc.(a) ...........            14,800           531,172
Krispy Kreme Doughnuts,
   Inc. (a) ...........................            13,800           568,284
Sonic Corp. (a) .......................            19,900           506,057
                                                                -----------
                                                                  1,605,513
                                                                -----------
SEMICONDUCTOR
   EQUIPMENT--4.5%
Cymer, Inc. (a) .......................             9,900           312,444
Emulex Corp. (a) ......................             9,400           214,038
Integrated Circuit Systems,
   Inc. (a) ...........................             9,300           292,299
Micrel, Inc. (a) ......................            20,300           210,917
                                                                -----------
                                                                  1,029,698
                                                                -----------
SEMICONDUCTORS--0.5%
Applied Micro Circuits Corp. (a).......            17,800           107,690
                                                                -----------
SPECIALTY STORES--1.2%
Petsmart, Inc. (a) ....................            16,600           276,722
                                                                -----------
SYSTEMS SOFTWARE--1.8%
Henry (Jack) & Associates, Inc ........            23,900           425,181
                                                                -----------
TELECOMMUNICATIONS
   EQUIPMENT--1.6%
CIENA Corp. (a) .......................            26,300           136,497
Tekelec (a) ...........................            19,700           222,610
                                                                -----------
                                                                    359,107
                                                                -----------


                                                 SHARES             VALUE
                                          -----------------   ----------------
TRUCKING--1.4%
Arkansas Best Corp. ...................             1,800       $    42,822
Hunt (J.B.) Transport Services,
   Inc. (a) ...........................             4,600           173,650
Swift Transportation Co., Inc. (a).....             6,000           111,720
                                                                -----------
                                                                    328,192
                                                                -----------
TOTAL COMMON STOCKS
(Cost--$20,351,408)....................                          21,723,856
                                                                -----------
                                                PRINCIPAL
SHORT-TERM SECURITIES--10.5%                     AMOUNT
                                                --------
REPURCHASE AGREEMENT (b)--10.5%
Nomura Securities International,
  Inc., 0.89%, dated 06/30/03,
  due 07/01/03, total to be
  received $2,427,288
  (Cost--$2,427,228)...................       $ 2,427,228         2,427,228
                                                                -----------
TOTAL INVESTMENTS--104.6%
(Cost--$22,778,636)....................                          24,151,084
OTHER LIABILITIES IN EXCESS OF
  ASSETS--(4.6)% ......................                          (1,059,425)
                                                                -----------
NET ASSETS--100.0% ....................                         $23,091,659
                                                                ===========

---------------------

(a)  Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio. The investment in the repurchase agreement is through participation in a tri-party arrangement.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY--JUNE 30, 2003
--------------------------------------------------------------------------------


MARKET REVIEW

     We observed during the period that two trends dominated the fixed-income markets: the flight to a perceived safe haven from geopolitical and economic uncertainties and a search for yield. In our opinion, these contradictory positions - the first, a flight from risk and the second, a willingness to take on risk - helped fuel strong bids in the fixed-income markets in nearly every classification of debt securities, from government securities to corporate bonds. With Treasury yields at historically low levels, we noted that the search for yield focused in the corporate bond market, where investors reportedly remained relatively optimistic, citing evidence of improved corporate earnings and higher productivity. Demand for high-yield bonds reportedly reached record levels. Lower-quality credits outperformed investment-grade bonds, as investors focused on the opportunity for high yield.


     By June, with an end to the major conflict in Iraq, both fixed-income and equity markets seemed determined to rally. Equity investors responded positively to improved corporate earnings, low interest rates, and expectations for a reasonably strong economic recovery in the second half of the year. Investors in corporate bonds and convertible securities also looked on the bright side, pushing prices higher and narrowing spreads against Treasuries. Treasuries, on the other hand, rallied on the warnings from the Federal Reserve Board (the "Fed") against a far less benign outlook: the risk of deflation.


PORTFOLIO REVIEW

     The Roszel/Lord Abbett Bond Debenture Portfolio benefited from its diversified positioning in the fixed-income markets, with gains generated in both high-yield (also known as "junk") and investment-grade corporate bonds as well as in convertible securities. The Portfolio's best performers in the high-yield market were below investment-grade credits in the telecommunications and cable industries. Also adding to performance were holdings in below investment-grade convertible securities in the healthcare and technology industries. By and large, securities of businesses that, in our opinion, are likely to benefit from an economic recovery, such as basic industrials and financials, were the strongest contributors to performance in the latter end of the period.

     To reduce credit risk, the Portfolio holds a significant amount in investment-grade securities. The Portfolio also limits its participation in lower quality credits (CCCs), which we believe, over the long run, tend to have much higher volatility, lower returns and higher probabilities of default than the high-yield market as a whole. Both positions detracted somewhat from performance as lower-quality credits outperformed investment-grade in the period.


OUTLOOK

     Going forward, we expect the nation's gross domestic product to grow modestly in the second half of the year as a highly accommodative monetary policy and new fiscal stimulus filters through the economy. In our opinion, interest rates are likely to remain low, benefiting both consumers and companies, although we expect that some pressure to increase rates is likely to appear as the recovery progresses. Given this outlook, we will continue to focus on the securities of pro-cyclical companies that we believe can benefit from an economic recovery and will increase slightly the Portfolio's equity sensitivity.

     The preceding commentary was prepared by the Portfolio's investment manager, Lord, Abbett & Co. LLC.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
PERFORMANCE INFORMATION*
--------------------------------------------------------------------------------

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2003
--------------------------------------------------------------------------------

                                                                                SINCE
                                                           SIX MONTHS++     INCEPTION+/++
                                                          --------------   --------------
Roszel/Lord Abbett Bond Debenture Portfolio ...........         9.72%           16.02%
Merrill Lynch U.S. High Yield Master II Index .........        17.88%           22.20%
Merrill Lynch U.S. Domestic Master Bond Index .........         3.96%           10.73%

----------

*  See Notes to Performance Information.

+  July 1, 2002.

++ Not annualized.



PORTFOLIO SUMMARY
AS OF JUNE 30, 2003
--------------------------------------------------------------------------------


                                   PERCENTAGE
TOP TEN HOLDINGS**                OF NET ASSETS
-------------------------------- --------------
Houghton Mifflin Co.
   8.25% due 02/01/11 ..........       1.6%
Federal National Mortgage Assn.
   6.00% due 01/01/33 ..........       1.5
Georgia-Pacific Corp.
   8.25% due 03/01/23 ..........       1.4
Sinclair Broadcast Group, Inc.
   (Series D) 6.00% ............       1.3
FPL Group, Inc., 8.00% .........       1.3
Insight Communications Co., Inc.
   12.25% due 02/15/11 .........       1.2
Federal Home Loan Mortgage
   Corp.
   5.50% due 07/15/06 ..........       1.2
Mentor Graphics Corp.
   6.88% due 06/15/07 ..........       1.2
Alpharma, Inc.
   8.63% due 05/01/11 ..........       1.2
AES Corp.
   8.75% due 05/15/13 ..........       1.2
--------------------------------      ----
   Total                              13.1%



                                       PERCENTAGE
TOP TEN INDUSTRIES**                  OF NET ASSETS
------------------------------------ --------------
Media ..............................       13.1%
Health Care Equipment &
   Services ........................        6.9
Containers & Packaging .............        4.3
Wireless Telecommunication
   Services ........................        4.1
Casinos & Gaming ...................        3.6
Chemicals ..........................        3.6
Electric Utilities .................        3.6
U.S. Government Agencies ...........        3.3
Paper & Forest Products ............        3.3
Commercial Services & Supplies .....        2.8
------------------------------------       ----
   Total                                   48.6%


                                PERCENTAGE OF
                                FIXED INCOME
S&P RATINGS**                    INVESTMENTS
------------------------------ --------------
AAA-A ........................        2.7%
BBB-B ........................       80.7
CCC-C ........................        8.3
Not Rated Securities .........        4.3
U.S. Government & Agencies
   Obligations ...............        4.0
------------------------------      -----
   Total                            100.0%

----------
** Excluding short-term investments and/or cash equivalents.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED)(IN U.S. DOLLARS)
--------------------------------------------------------------------------------


                                    S&P       PRINCIPAL
                                  RATINGS      AMOUNT         VALUE
                                 --------- -------------- -------------
FIXED INCOME
  INVESTMENTS--83.2%
AEROSPACE &
  DEFENSE--1.4%
EDO Corp., 5.25% due
  04/15/07 .....................    NR+      $   10,000   $   10,050
Esterline Technologies Corp.,
  7.75% due 06/15/13 (c) .......    B+           20,000       20,500
L-3 Communications
  Holdings, Inc., 4.40% due
  09/15/11 (a) .................    BB-          20,000       20,825
Titan Corp., 8.00% due
  05/15/11 (c) .................    B            40,000       42,400
                                                          ----------
                                                              93,775
                                                          ----------
AIRLINES--0.0%
AMR Corp., 9.00% due
  08/01/12 .....................    CCC           5,000        3,400
                                                          ----------
APPAREL RETAIL--1.5%
Levi Strauss & Co., 12.25%
  due 12/15/12 .................    BB-          50,000       41,625
Saks, Inc., 9.88% due
  10/01/11 .....................    BB           50,000       56,250
                                                          ----------
                                                              97,875
                                                          ----------
APPLICATION SOFTWARE--2.3%
BEA Systems, Inc., 4.00%
  due 12/15/06 (b) .............    B            75,000       72,281
Mentor Graphics Corp.,
  6.88% due 06/15/07 ...........    NR+          75,000       82,875
                                                          ----------
                                                             155,156
                                                          ----------
AUTO COMPONENTS--1.9% ..........
ArvinMeritor, Inc., 8.75% due
  03/01/12 .....................    BB+          20,000       22,400
Collins & Aikman Products
  Corp., 11.50% due
  04/15/06 .....................    B            25,000       19,625
Dana Corp., 10.13% due
  03/15/10 .....................    BB           25,000       27,563
Dura Operating Corp. (Series
  D), 9.00% due 05/01/09 .......    B            10,000        9,200
Tenneco Automotive, Inc.,
  10.25% due 07/15/13 (c) ......    CCC+         20,000       20,250
TRW, Inc., 9.38% due
  02/15/13 (c) .................    B+           25,000       27,125
                                                          ----------
                                                             126,163
                                                          ----------
AUTOMOBILES--0.6%
Ford Motor Credit Co., 7.25%
  due 10/25/11 .................    BBB          30,000       30,842
General Motors Corp., 7.13%
  due 07/15/13 .................    BBB          10,000       10,010
                                                          ----------
                                                              40,852
                                                          ----------
BEVERAGES--0.2%
Le-Natures, Inc., 9.00% due
  06/15/13 (c) .................    B-           15,000       15,450
                                                          ----------
BUILDING PRODUCTS--0.3%
American Standard, Inc.,
  7.63% due 02/15/10 ...........    BB+           5,000        5,675
William Lyon Homes, Inc.,
  10.75% due 04/01/13 ..........    B-           15,000       15,938
                                                          ----------
                                                              21,613
                                                          ----------


                                    S&P       PRINCIPAL
                                  RATINGS      AMOUNT         VALUE
                                 --------- -------------- -------------
CASINOS & GAMING--3.6%
Aztar Corp., 8.88% due
  05/15/07 .....................    B+       $   30,000   $   31,312
Boyd Gaming Corp., 8.75%
  due 04/15/12 .................    B+           10,000       10,950
Isle of Capri Casinos, Inc.,
  9.00% due 03/15/12 ...........    B            25,000       27,250
Mandalay Resort Group,
  9.38% due 02/15/10 ...........    BB-          10,000       11,300
Mohegan Tribal Gaming
  Authority, 8.75% due
  01/01/09 .....................    BB-          50,000       53,875
Park Place Entertainment
  Corp., 9.38% due 02/15/07.....    BB+          50,000       55,375
Turning Stone Casino Resort
  Enterprise, 9.13% due
  12/15/10 (c) .................    B+           20,000       21,325
Venetian Casino Resort LLC,
  11.00% due 06/15/10 ..........    B-           25,000       28,188
                                                          ----------
                                                             239,575
                                                          ----------
CHEMICALS--3.0%
Airgas, Inc.,
  7.75% due 09/15/06 ...........    BB           15,000       15,600
 9.13% due 10/01/11 ............    B+           15,000       16,687
FMC Corp., 10.25% due
  11/01/09 .....................    BB+          10,000       11,250
Huntsman International LLC,
  10.13% due 07/01/09 ..........    B-           20,000       19,200
IMC Global, Inc., 11.25% due
  06/01/11 (c) .................    B+           75,000       78,000
International Flavors &
  Fragrances, Inc., 6.45%
  due 05/15/06 .................    BBB+         10,000       11,165
Methanex Corp.,
  8.75% due 08/15/12 ...........    BBB-          5,000        5,600
Rhodia SA, 8.88% due
  06/01/11 (c) .................    BB-          25,000       25,875
United Industries Corp.,
  9.88% due 04/01/09 (c) .......    B-           15,000       15,825
                                                          ----------
                                                             199,202
                                                          ----------
COMMERCIAL SERVICES &
  SUPPLIES--2.8%
Allied Waste North America,
  10.00% due 08/01/09 ..........    B+           50,000       53,125
American Color Graphics,
  Inc., 10.00% due
  06/15/10 (c) .................    B            35,000       34,825
First Data Corp., 2.00% due
  03/01/08 (b) .................    A+           50,000       55,750
Iron Mountain, Inc., 7.75%
  due 01/15/15 .................    B            40,000       42,300
                                                          ----------
                                                             186,000
                                                          ----------
CONSTRUCTION &
  ENGINEERING--0.6%
Beazer Homes USA, Inc.,
  8.38% due 04/15/12 ...........    BB           15,000       16,613
Schuler Homes, Inc., 9.38%
  due 07/15/09 .................    BB           20,000       22,600
                                                          ----------
                                                              39,213
                                                          ----------

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONTINUED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------




                                     S&P       PRINCIPAL
                                   RATINGS      AMOUNT         VALUE
                                 ---------- -------------- -------------
FIXED INCOME
  INVESTMENTS--(CONTINUED)
CONTAINERS &
  PACKAGING--4.3%
AEP Industries, Inc., 9.88%
  due 11/15/07 .................    B-        $   10,000   $    9,200
Anchor Glass Container
  Corp., 11.00% due
  02/15/13 (c) .................    B+            60,000       65,550
BWAY Corp., 10.00% due
  10/15/10 (c) .................    B-            35,000       35,525
Graphic Packaging Corp.,
  8.63% due 02/15/12 ...........    B+            25,000       25,500
Jefferson Smurfit Corp.,
  7.50% due 06/01/13 (c) .......    B             65,000       66,300
 8.25% due 10/01/12 ............    B             20,000       21,450
Owens-Brockway,
  7.75% due 05/15/11 (c) .......    BB            10,000       10,575
 8.88% due 02/15/09 ............    BB            45,000       48,825
Plastipak Holdings, Inc.,
  10.75% due 09/01/11 ..........    B+            10,000       10,700
                                                           ----------
                                                              293,625
                                                           ----------
DEPARTMENT STORES--1.0%
Dillard's, Inc., 6.30% due
  02/15/08 .....................    BB+           25,000       23,938
JC Penney Co., Inc.,
  6.88% due 10/15/15 ...........    BB+           20,000       18,712
 7.95% due 04/01/17 ............    BB+           25,000       24,750
                                                           ----------
                                                               67,400
                                                           ----------
DIVERSIFIED
  FINANCIALS--0.4%
JSG Funding plc, 9.63% due
  10/01/12 .....................    B             25,000       27,625
                                                           ----------
DIVERSIFIED
  TELECOMMUNICATION
  SERVICES--1.9%
Block Communications, Inc.,
  9.25% due 04/15/09 ...........    B-            20,000       21,800
Level 3 Communications,
  Inc., 11.25% due 03/15/10.....    CC            25,000       23,625
Qwest Capital Funding, Inc.,
  5.88% due 08/03/04 ...........    CCC+          50,000       47,875
Qwest Services Corp.,
  13.50% due 12/15/10 (c) ......    CCC+          30,000       33,900
                                                           ----------
                                                              127,200
                                                           ----------
DRUG RETAIL--1.1%
Rite Aid Corp., 8.13% due
  05/01/10 (c) .................    B+            70,000       72,450
                                                           ----------
ELECTRIC UTILITIES--2.7%
AES Corp., 8.75% due
  05/15/13 (c) .................    B+            75,000       78,000
Calpine Corp., 8.50% due
  02/15/11 .....................    CCC+          70,000       52,500
Nevada Power Co., 8.25%
  due 06/01/11 .................    BB             5,000        5,250
Reliant Resources, Inc.,
  9.50% due 07/15/13 (c) .......    B             20,000       20,150
TECO Energy, Inc., 7.50%
  due 06/15/10 .................    BB+           25,000       25,500
                                                           ----------
                                                              181,400
                                                           ----------


                                     S&P       PRINCIPAL
                                   RATINGS      AMOUNT         VALUE
                                 ---------- -------------- -------------
ELECTRICAL EQUIPMENT--0.7%
Flir Systems, Inc., 3.00% due
  06/01/23 (b) (c) .............    NR+       $   50,000   $   50,750
                                                           ----------
ELECTRONIC EQUIPMENT &
  INSTRUMENTS--0.6%
PerkinElmer, Inc., 8.88% due
  01/15/13 .....................    Baa3 (f)      40,000       43,400
                                                           ----------
FOOD DISTRIBUTORS--0.5%
B&G Foods, Inc., 9.63% due
  08/01/07 .....................    B-            30,000       30,900
                                                           ----------
FOOD PRODUCTS--2.1%
Corn Products International,
  Inc., 8.45% due 08/15/09 .....    BBB-           5,000        5,700
Dean Foods Co., 6.63% due
  05/15/09 .....................    BB-           20,000       20,800
Del Monte Corp., 8.63% due
  12/15/20 (c) .................    B             25,000       26,500
Dole Foods Co., 8.88% due
  03/15/11 (c) .................    B+            20,000       21,200
General Mills, Inc., Zero
  Coupon due
  10/28/22 (b) (c) (d) .........    BBB+          25,000       17,719
Merisant Co., 9.50% due
  07/15/13 (c) .................    B              5,000        5,175
Nestle Holding, Inc., 3.00%
  due 05/09/05 (b) .............    AAA           40,000       44,424
                                                           ----------
                                                              141,518
                                                           ----------
FOOD RETAIL--1.9%
Ahold Finance USA, Inc.,
  6.00% due 01/01/33 ...........    B+            40,000       41,000
Dominos, Inc., 8.25% due
  07/01/11 (c) .................    B-            15,000       15,488
Ingles Markets, Inc., 8.88%
  due 12/01/11 .................    B+            50,000       50,312
Stater Brothers Holdings,
  10.75% due 08/15/06 ..........    B-            20,000       21,050
                                                           ----------
                                                              127,850
                                                           ----------
GAS UTILITIES--1.8%
Dynegy Holdings, Inc., 8.13%
  due 03/15/05 .................    CCC+          40,000       38,900
Northwest Pipeline Corp.,
  8.13% due 03/01/10 ...........    B+            10,000       10,750
Semco Energy, Inc., 7.13%
  due 05/15/08 (c) .............    BB            15,000       15,675
Sonat, Inc.,
  6.88% due 06/01/05 ...........    B             50,000       49,000
 7.63% due 07/15/11 ............    B             10,000        9,100
                                                           ----------
                                                              123,425
                                                           ----------
HEALTH CARE EQUIPMENT &
  SERVICES--6.0%
AdvancePCS, 8.50% due
  04/01/08 .....................    BB            10,000       10,750
Alliance Imaging, Inc.,
  10.38% due 04/15/11 ..........    B-            35,000       36,575
Ameripath, Inc., 10.50% due
  04/01/13 (c) .................    B-            10,000       10,725
Cole National Group, 8.88%
  due 05/15/12 .................    B             30,000       28,875

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONTINUED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                                    S&P       PRINCIPAL
                                  RATINGS      AMOUNT         VALUE
                                 --------- -------------- -------------
FIXED INCOME
  INVESTMENTS--(CONTINUED)
HEALTH CARE EQUIPMENT &
  SERVICES--(CONTINUED)
Healthsouth Corp., 10.75%
  due 10/01/08 .................    D        $    5,000   $    2,600
IASIS Healthcare Corp.,
  8.50% due 10/15/09 (c) .......    CCC+         35,000       35,350
Lifepoint Hospitals Holdings,
  Inc., 4.50% due
  06/01/09 (b) .................    B            75,000       72,469
Manor Care, Inc., 6.25% due
  05/01/13 (c) .................    BBB           5,000        5,175
Medex, Inc., 8.88% due
  05/15/13 (c) .................    B-           50,000       51,875
Pacificare Health Systems,
  Inc., 10.75% due 06/01/09.....    B+           10,000       11,475
Prime Medical Services, Inc.,
  8.75% due 04/01/08 ...........    B            20,000       18,800
Rotech Healthcare, Inc.,
  9.50% due 04/01/12 ...........    B+           25,000       25,687
Tenet Healthcare Corp.,
  7.38% due 02/01/13 ...........    BBB-         25,000       24,125
Triad Hospitals Inc. (Series
  B), 8.75% due 05/01/09 .......    B-           10,000       10,638
Universal Health Services,
  Inc., 0.43% due
  06/23/20 (b) .................    BBB-        100,000       58,875
                                                          ----------
                                                             403,994
                                                          ----------
HOTELS--1.7%
Hilton Hotels Corp., 8.25%
  due 02/15/11 .................    BBB-          5,000        5,600
Host Marriott Corp. (Series
  B), 7.88% due 08/01/08 .......    B+           50,000       50,750
Royal Caribbean Cruises Ltd.,
  8.00% due 05/15/10 ...........    BB+          50,000       52,000
Worldspan LP, 9.63% due
  06/15/11 (c) .................    B-            5,000        5,150
                                                          ----------
                                                             113,500
                                                          ----------
HOUSEHOLD DURABLES--0.6%
D.R. Horton, Inc., 6.88% due
  05/01/13 .....................    BB           25,000       26,313
Lennar Corp., 7.63% due
  03/01/09 .....................    BBB-         10,000       11,859
                                                          ----------
                                                              38,172
                                                          ----------
HOUSEHOLD PRODUCTS--0.3%
JohnsonDiversey, Inc., 9.63%
  due 05/15/12 .................    B            20,000       22,350
                                                          ----------
INTERGRATED OIL &
  GAS--0.2%
Key Energy Services, Inc.,
  6.38% due 05/01/13 ...........    BB           15,000       15,225
                                                          ----------
INVESTMENT
  COMPANIES--0.8%
Franklin Resources, Inc.,
  3.70% due 04/15/08 ...........    A            50,000       51,166
                                                          ----------
IT CONSULTING &
  SERVICES--1.0%
BISYS Group, Inc., 4.00%
  due 03/15/06 .................    NR+          55,000       54,106
Cooperative Computing, Inc.,
  10.50% due 06/15/11 (c) ......    B+           15,000       15,375
                                                          ----------
                                                              69,481
                                                          ----------


                                    S&P       PRINCIPAL
                                  RATINGS      AMOUNT         VALUE
                                 --------- -------------- -------------
LEISURE FACILITIES--0.2%
Six Flags, Inc., 9.50% due
  02/01/09 .....................    B        $   15,000   $   14,775
                                                          ----------
MACHINERY--1.6%
Cummins, Inc., 9.50% due
  12/01/10 (c) .................    BB+          30,000       34,050
Dresser, Inc., 9.38% due
  04/15/11 .....................    B            10,000       10,300
JLG Industries, Inc., 8.25%
  due 05/01/08 (c) .............    BB-          45,000       45,675
Oshkosh Truck Corp., 8.75%
  due 03/01/08 .................    BB+          15,000       15,563
                                                          ----------
                                                             105,588
                                                          ----------
MEDIA--11.8%
Allbritton Communications
  Co.,
  7.75% due 12/15/12 (c) .......    B-           30,000       30,975
 7.75% due 12/15/12 ............    B-           45,000       46,462
AMC Entertainment, Inc.,
  9.50% due 03/15/09 ...........    CCC+         40,000       40,900
American Media Operations,
  Inc., 10.25% due 05/01/09.....    B-           15,000       16,200
AOL Time Warner, Inc.,
  6.13% due 04/15/06 ...........    BBB+         10,000       10,934
CBD Media, Inc., 8.63% due
  06/01/11 (c) .................    B-            5,000        5,150
Charter Communications
  Holdings LLC, 10.00% due
  04/01/09 .....................    CCC-         65,000       49,725
Cinemark USA, Inc., 9.00%
  due 02/01/13 (c) .............    B-           35,000       37,975
Clear Channel
  Communications, Inc.,
  4.63% due 01/15/08 ...........    BBB-         25,000       26,208
 7.65% due 09/15/10 ............    BBB-          5,000        6,017
CSC Holdings, Inc., 8.13%
  due 08/15/09 .................    BB-          20,000       20,700
DirecTV Holdings LLC, 8.38%
  due 03/15/13 (c) .............    B            25,000       27,875
Echostar DBS Corp., 9.13%
  due 01/15/09 .................    BB-          15,000       16,763
Houghton Mifflin Co., 8.25%
  due 02/01/11 (c) .............    B           100,000      105,500
Insight Communications Co.,
  Inc., 12.25% due
  02/15/11 (a) .................    B-          100,000       83,000
Interpublic Group of Cos.,
  Inc., 1.87% due
  06/01/06 (a) (b) .............    BB           25,000       21,781
Lamar Advertising Co., 2.88%
  due 12/31/10 (b) .............    B            25,000       25,094
Liberty Media Corp., 3.25%
  due 03/15/31 (b) .............    BBB-         50,000       52,000
Lin Television Corp., 6.50%
  due 05/15/13 (c) .............    B            20,000       19,950
Mediacom LLC, 8.50% due
  04/15/08 .....................    B+           25,000       25,250
NTL, Inc., 11.20% due
  11/15/07 .....................    C            25,000       24,406
Primedia, Inc., 8.88% due
  05/15/11 .....................    B            55,000       57,887
Sinclair Broadcast Group, Inc.,
  4.88% due 07/15/18
  (a)(b)(c) ....................    B            10,000       10,200
 8.75% due 12/15/11 ............    B            10,000       10,975

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONTINUED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------




                                    S&P       PRINCIPAL
                                  RATINGS      AMOUNT         VALUE
                                 --------- -------------- ------------
FIXED INCOME
  INVESTMENTS--(CONTINUED)
MEDIA--(CONTINUED)
Susquehanna Media Co.,
  7.38% due 04/15/13 ...........    B        $    5,000   $    5,250
Vivendi Universal SA, 9.25%
  due 04/15/10 (c) .............    B+           15,000       17,063
                                                          ----------
                                                             794,240
                                                          ----------
METALS & MINING--1.0%
AK Steel Holding Corp.,
  7.75% due 06/15/12 ...........    BB-          50,000       41,500
American Standard, Inc.,
  8.25% due 06/01/09 ...........    BB+           5,000        5,769
Oregon Steel Mills, Inc.,
  10.00% due 07/15/09 ..........    B+            5,000        4,500
Peabody Energy Corp.,
  6.88% due 03/15/13 (c) .......    BB-          15,000       15,712
                                                          ----------
                                                              67,481
                                                          ----------
MULTI-UTILITIES--1.5%
Williams Cos., Inc.,
  7.88% due 09/01/21 ...........    B+           75,000       73,125
 8.63% due 06/01/10 ............    B+           25,000       26,125
                                                          ----------
                                                              99,250
                                                          ----------
OIL & GAS DRILLING--0.6%
Kerr-McGee Corp., 5.25%
  due 02/15/10 .................    BBB-         40,000       42,800
                                                          ----------
OIL & GAS EQUIPMENT &
  SERVICES--1.4%
Hanover Compressor Co.,
  4.75% due 03/15/08 (b) .......    B            75,000       67,219
Offshore Logistics, Inc.,
  6.13% due 06/15/13 (c) .......    BB+          25,000       25,062
                                                          ----------
                                                              92,281
                                                          ----------
OIL & GAS EXPLORATION &
  PRODUCTION--0.8%
Chesapeake Energy Corp.,
  8.38% due 11/01/08 ...........    B+           10,000       10,825
Houston Exploration Co.,
  7.00% due 06/15/13 (c) .......    B+           10,000       10,325
Magnum Hunter Resources,
  Inc., 9.60% due 03/15/12 .....    B+           10,000       11,000
Stone Energy Corp., 8.25%
  due 12/15/11 .................    B+           15,000       15,825
XTO Energy, Inc., 6.25% due
  04/15/13 (c) .................    BB            5,000        5,313
                                                          ----------
                                                              53,288
                                                          ----------
PAPER & FOREST
  PRODUCTS--3.1%
Abitibi-Consolidated, Inc.,
  8.55% due 08/01/10 ...........    BB+          20,000       22,403
Buckeye Technologies, Inc.,
  8.00% due 10/15/10 ...........    B+           60,000       56,100
Georgia-Pacific Corp., 8.25%
  due 03/01/23 .................    BB+         100,000       91,250
Longview Fibre Co., 10.00%
  due 01/15/09 .................    B+            5,000        5,550
Tembec Industries, Inc.,
  7.75% due 03/15/12 ...........    BB           20,000       19,400
Weyerhaeuser Co., 6.13%
  due 03/15/07 .................    BBB          10,000       11,062
                                                          ----------
                                                             205,765
                                                          ----------


                                    S&P       PRINCIPAL
                                  RATINGS      AMOUNT         VALUE
                                 --------- -------------- ------------
PHARMACEUTICALS--2.6%
Alpharma, Inc., 8.63% due
  05/01/11 (c) .................    B+       $   75,000   $   78,750
Biovail Corp., 7.88% due
  04/01/10 .....................    BB-          30,000       31,800
Enzon Pharmaceuticals, Inc.,
  4.50% due 07/01/08 (b) .......    NR+          50,000       41,000
Teva Pharmaceutical Finance
  BV, 0.38% due 11/15/22 (b)        BBB-         15,000       21,037
                                                          ----------
                                                             172,587
                                                          ----------
REAL ESTATE--0.8%
Felcor Lodging LP, 9.50%
  due 09/15/08 .................    B            10,000       10,325
Host Marriott LP (Series G),
  9.25% due 10/01/07 ...........    B+           25,000       26,875
Senior Housing Properties
  Trust, 7.88% due 04/15/15.....    BB+          15,000       15,300
                                                          ----------
                                                              52,500
                                                          ----------
SPECIALTY STORES--0.2%
Remington Arms Co., 10.50%
  due 02/01/11 (c) .............    B-           10,000       10,450
                                                          ----------
TELECOMMUNICATIONS
  EQUIPMENT--1.7%
Corning, Inc.,
  3.50% due 11/01/08 (b) .......    BB+          50,000       53,687
 7.00% due 03/15/07 ............    BB+          15,000       15,019
Nortel Networks Corp., 6.13%
  due 02/15/06 .................    B            50,000       48,500
                                                          ----------
                                                             117,206
                                                          ----------
TEXTILES & APPAREL--0.7%
Phillips-Van Heusen Corp.,
  8.13% due 05/01/13 (c) .......    BB-          25,000       25,656
Tommy Hilfiger Corp., 6.85%
  due 06/01/08 .................    BBB-         25,000       24,875
                                                          ----------
                                                              50,531
                                                          ----------
U.S. GOVERNMENT
  AGENCIES--3.3%
Federal Home Loan Mortgage
  Corp., 5.50% due 07/15/06.....    AAA          75,000       82,998
Federal National Mortgage
  Assn.,
  6.00% due 09/01/32 ...........    AAA          36,716       38,170
  6.00% due 01/01/33 ...........    AAA          96,428      100,247
                                                          ----------
                                                             221,415
                                                          ----------
WIRELESS TELECOMMUNICATION
  SERVICES--4.1%
Centennial Cellular Operating
  Co., 10.13% due
  06/15/13 (c) .................    CCC          25,000       24,750
Nextel Communications, Inc.,
  5.25% due 01/15/10 ...........    B            50,000       47,000
 9.50% due 02/01/11 ............    B            15,000       16,613
 12.00% due 11/01/08 ...........    B            10,000       10,750
Nextel Partners, Inc., 8.13%
  due 07/01/11 (c) .............    CCC+         25,000       24,937
Rogers Cantel, Inc., 8.30%
  due 10/01/07 .................    BB+          35,000       35,919
Rural Cellular Corp., 9.75%
  due 01/15/10 .................    CCC+         50,000       44,250
TeleCorp PCS, Inc., 10.63%
  due 07/15/10 .................    BBB          10,000       12,075

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2003 (UNAUDITED) (CONCLUDED)    (IN U.S.
DOLLARS)
--------------------------------------------------------------------------------


                                    S&P     PRINCIPAL
                                  RATINGS     AMOUNT       VALUE
                                 --------- ----------- -------------
FIXED INCOME
  INVESTMENTS--(CONTINUED)
WIRELESS TELECOMMUNICATION
  SERVICES--(CONTINUED)
Triton PCS, Inc., 11.00% due
  05/01/08 (a) (d) ...............   B-     $55,000    $   58,300
                                                       ----------
                                                          274,594
                                                       ----------
TOTAL FIXED INCOME
  INVESTMENTS
(Cost--$5,355,558)................                      5,594,456
                                                       ----------


CONVERTIBLE PREFERRED                       SHARES
STOCKS--6.9%                               --------
AEROSPACE &
 DEFENSE--0.0%
Raytheon Co., 8.25% ..............            50            2,862
                                                      -----------
AUTOMOBILES--0.3%
Ford Motor Co. Capital
  Trust II, 6.50% ................           500           21,725
                                                      -----------
BANKS--0.3%
Washington Mutual, Inc.,
  5.375% .........................           400           23,500
                                                      -----------
CHEMICALS--0.6%
IMC Global, Inc., 7.50% ..........           770           39,801
                                                      -----------
ELECTRIC UTILITIES--2.2%
Dominion Resources, Inc.,
  9.50% ..........................         1,000           58,960
FPL Group, Inc., 8.00% ...........         1,500           86,550
                                                      -----------
                                                          145,510
                                                      -----------
HEALTH CARE EQUIPMENT &
  SERVICES--0.9%
Baxter International, Inc.,
  7.00% ..........................         1,200           58,824
                                                      -----------
INSURANCE--0.6%
Anthem, Inc., 6.00% ..............           400           37,432
                                                      -----------
MEDIA--1.3%
Sinclair Broadcast Group, Inc.
  (Series D), 6.00% ..............         2,000           90,000
                                                      -----------
OIL & GAS EXPLORATION &
  PRODUCTION--0.5%
Chesapeake Energy
  Corp. (c) ......................           500           31,188
                                                      -----------
PAPER & FOREST
  PRODUCTS--0.2%
Temple-Inland, Inc. 7.5% .........           300           13,335
                                                      -----------
TOTAL CONVERTIBLE PREFERRED
  STOCKS
(Cost--$428,868)..................                        464,177
                                                      -----------
COMMON STOCKS--0.8%
INSURANCE--0.8%
Prudential Financial, Inc.
  (Cost--$56,854).................         1,000           55,950
                                                      -----------



                                   PRINCIPAL
                                     AMOUNT         VALUE
                                  -----------   -------------
SHORT-TERM SECURITIES--7.1%
U.S. GOVERNMENT
 AGENCY--7.1%
Federal Farm Credit Bank,
 0.95% due 07/01/03 ...........   $475,000      $  474,987
                                                ----------
REPURCHASE AGREEMENT (e)--0.0%
Nomura Securities
 International, Inc.,
 0.89%, dated 06/30/03,
 due 07/01/03, total to
 be received $592..............        592             592
                                                ----------
TOTAL SHORT-TERM
 SECURITIES
(Cost--$475,579)...............                    475,579
                                                ----------
TOTAL INVESTMENTS--98.0%
(Cost--$6,316,859).............                  6,590,162
OTHER ASSETS LESS
 LIABILITIES--2.0% ............                    131,843
                                                ----------
NET ASSETS--100.0% ............                 $6,722,005
                                                ==========

---------------------

+    Not rated by Moody's Investor Service, Inc. or Standard & Poor's
     Corporation.

(a)  Step coupon security--rate disclosed is as of June 30, 2003.

(b)  Convertible bond.

(c) Security may be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.

(d)  Zero coupon security--rate disclosed is yield as of June 30, 2003.

(e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this portfolio.The investment in the repurchase agreement is through participation in a tri-party arrangement.

(f) Moody's Investor Service, Inc. rating. Security is not rated by Standard & Poor's Corporation.


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                   ROSZEL/ LORD       ROSZEL/
                                                   ROSZEL/LORD    ROSZEL/PIMCO        ABBETT         SELIGMAN
                                                      ABBETT       CCM CAPITAL       MID CAP          MID CAP
                                                    AFFILIATED    APPRECIATION        VALUE           GROWTH
                                                    PORTFOLIO       PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                 --------------- -------------- ----------------- --------------
ASSETS:
Investments, at cost ...........................   $ 3,659,283    $28,060,018     $ 123,386,176    $17,098,391
                                                   -----------    -----------     -------------    -----------
Investments, at value ..........................     3,075,026     26,989,186       123,197,868     16,488,332
Repurchase agreements, at value ................       655,811      2,243,935         4,708,701      2,270,687
                                                   -----------    -----------     -------------    -----------
 Total investments, at value ...................     3,730,837     29,233,121       127,906,569     18,759,019
Cash ...........................................            31          1,498            17,904             --
Receivables:
 Investment advisor ............................         5,028             --                --             --
 Dividends and interest ........................         2,367          9,166           152,308          3,649
 Investments sold ..............................         8,144         61,502                --        282,319
Prepaid expenses and other assets ..............         3,003          5,448                --             --
                                                   -----------    -----------     -------------    -----------
Total assets ...................................     3,749,410     29,310,735       128,076,781     19,044,987
                                                   -----------    -----------     -------------    -----------
LIABILITIES:
Payables:
 Administrative fees ...........................         2,665          5,666            30,813          6,552
 Distributions .................................            --             --           382,840             --
 Investment advisor ............................            --          6,168           114,622         12,397
 Investments purchased .........................       320,022        859,937         1,590,069        192,707
 Trustees' fees ................................            13            285               975            131
Accrued expenses and other
 liabilities ...................................         7,621         14,084            71,337         24,744
                                                   -----------    -----------     -------------    -----------
Total liabilities ..............................       330,321        886,140         2,190,656        236,531
                                                   -----------    -----------     -------------    -----------
NET ASSETS .....................................   $ 3,419,089    $28,424,595     $ 125,886,125    $18,808,456
                                                   ===========    ===========     =============    ===========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
 (unlimited shares authorized) .................   $       326    $     2,697     $      13,223    $     1,864
Paid-in capital ................................     3,345,270     27,249,638       119,580,814     18,077,604
Undistributed investment income
 (loss)--net ...................................         1,367         (8,710)          448,307        (55,809)
Accumulated realized capital gain
 (loss) on investments--net ....................           572          7,867         1,323,388       (875,831)
Unrealized appreciation on
 investments--net ..............................        71,554      1,173,103         4,520,393      1,660,628
                                                   -----------    -----------     -------------    -----------
NET ASSETS .....................................   $ 3,419,089    $28,424,595     $ 125,886,125    $18,808,456
                                                   ===========    ===========     =============    ===========
SHARES OUTSTANDING .............................       325,651      2,697,288        13,222,802      1,864,407
                                                   ===========    ===========     =============    ===========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE (NET
 ASSETS  (divided by)  SHARES OUTSTANDING) .....   $     10.50    $     10.54     $        9.52    $     10.09
                                                   ===========    ===========     =============    ===========



See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2003 (UNAUDITED)
(CONCLUDED)
--------------------------------------------------------------------------------


                                                     ROSZEL/       ROSZEL/JP
                                                      PIMCO         MORGAN         ROSZEL/     ROSZEL/ LORD
                                                    SMALL CAP      SMALL CAP      DELAWARE     ABBETT BOND
                                                      VALUE         GROWTH          TREND       DEBENTURE
                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                 -------------- -------------- -------------- -------------
ASSETS:
Investments, at cost ...........................  $55,964,311   $46,819,529     $22,778,636    $6,316,859
                                                  -----------   ------------    -----------    ----------
Investments, at value ..........................   57,628,736    53,271,628      21,723,856     6,589,570
Repurchase agreements, at value ................    3,479,295            --       2,427,228           592
                                                  -----------   ------------    -----------    ----------
 Total investments, at value ...................   61,108,031    53,271,628      24,151,084     6,590,162
Cash ...........................................           --           411              --            --
Receivables:
 Investment advisor ............................           --            --              --         1,602
 Dividends and interest ........................      151,732        10,766           6,366        96,059
 Investments sold ..............................       10,685            --          36,558       158,187
Prepaid expenses and other assets ..............           --            --           2,724            --
                                                  -----------   ------------    -----------    ----------
Total assets ...................................   61,270,448    53,282,805      24,196,732     6,846,010
                                                  -----------   ------------    -----------    ----------
LIABILITIES:
Payables:
 Administrative fees ...........................       15,844        15,238           5,122         2,951
 Distributions .................................       52,501            --              --        35,459
 Investment advisor ............................       51,991        48,489           5,049            --
 Investments purchased .........................      371,329        35,834       1,081,841        70,420
 Trustees' fees ................................          123           408             223            --
Accrued expenses and other
 liabilities ...................................       41,116        41,712          12,838        15,175
                                                  -----------   ------------    -----------    ----------
Total liabilities ..............................      532,904       141,681       1,105,073       124,005
                                                  -----------   ------------    -----------    ----------
NET ASSETS .....................................  $60,737,544   $53,141,124     $23,091,659    $6,722,005
                                                  ===========   ============    ===========    ==========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
 (unlimited shares authorized) .................  $     5,890   $     5,583     $     2,166    $      607
Paid-in capital ................................   55,091,162    50,772,831      21,681,846     6,413,773
Undistributed investment income
 (loss)--net ...................................      568,580      (229,177)        (16,056)         (232)
Accumulated realized capital gain
 (loss) on investments--net ....................      (71,808)   (3,860,212)         51,255        34,554
Unrealized appreciation on
 investments--net ..............................    5,143,720     6,452,099       1,372,448       273,303
                                                  -----------   ------------    -----------    ----------
NET ASSETS .....................................  $60,737,544   $53,141,124     $23,091,659    $6,722,005
                                                  ===========   ============    ===========    ==========
SHARES OUTSTANDING .............................    5,890,497     5,582,820       2,165,630       607,080
                                                  ===========   ============    ===========    ==========
NET ASSET VALUE, OFFERING PRICE AND
 REDEMPTION PRICE PER SHARE (NET
 ASSETS  (divided by)  SHARES OUTSTANDING) .....  $     10.31   $      9.52     $     10.66    $    11.07
                                                  ===========   ============    ===========    ==========



See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                ROSZEL/     ROSZEL/LORD      ROSZEL/
                                               ROSZEL/LORD       PIMCO         ABBETT       SELIGMAN
                                                  ABBETT      CCM CAPITAL     MID CAP        MID CAP
                                                AFFILIATED   APPRECIATION      VALUE         GROWTH
                                                PORTFOLIO*    PORTFOLIO*     PORTFOLIO      PORTFOLIO
                                              ------------- -------------- ------------- --------------
INVESTMENT INCOME:
 Dividends ..................................   $  4,452      $   31,898    $1,024,836     $   28,809
 Interest ...................................        598           5,489        19,525          4,267
 Less: Foreign taxes withheld ...............           (6)           --        (2,655)            --
                                                -----------   ----------    ----------     ----------
Total income ................................      5,044          37,387     1,041,706         33,076
                                                ----------    ----------    ----------     ----------
EXPENSES:
Investment advisory fees ....................      2,673          33,498       457,760         65,154
Administrative services .....................      5,485          12,067       133,943         31,786
Professional fees ...........................      4,715           5,741        30,602         12,312
Custodian fees ..............................        996           1,992        10,054          5,685
Transfer agent fees .........................      1,659           1,659        26,244          4,959
Printing and shareholder reports ............        215           4,655        10,754          1,478
Offering expenses ...........................        603           1,093         1,218          1,218
Trustees' fees and expenses .................         18             352        10,927          1,557
Other .......................................         44              53           723            697
                                                ----------    ----------    ----------     ----------
 Total expenses .............................     16,408          61,110       682,225        124,846
                                                ----------    ----------    ----------     ----------
 Less: Advisory fee waivers and
   reimbursements, if any ...................    (12,731)        (15,013)      (62,593)       (36,603)
 Less: Reductions from directed
   brokerage agreements, if any .............         --              --        (5,253)        (2,204)
                                                ----------    ----------    ----------     ----------
 Net expenses ...............................      3,677          46,097       614,379         86,039
                                                ----------    ----------    ----------     ----------
Net investment income (loss) ................      1,367          (8,710)      427,327        (52,963)
                                                ----------    ----------    ----------     ----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain on investments--net ...........        572           7,867     1,757,497         21,486
Change in unrealized appreciation
 (depreciation) on investments--net .........     71,554       1,173,103     5,116,797      1,520,639
                                                ----------    ----------    ----------     ----------
Total realized and unrealized gain on
 investments--net ...........................     72,126       1,180,970     6,874,294      1,542,125
                                                ----------    ----------    ----------     ----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS ............................   $ 73,493      $1,172,260    $7,301,621     $1,489,162
                                                ==========    ==========    ==========     ==========

----------------
* For the period May 1, 2003 (commencement of investment operations) to June 30, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------


                                                  ROSZEL/       ROSZEL/JP                    ROSZEL/LORD
                                                   PIMCO          MORGAN         ROSZEL/       ABBETT
                                                 SMALL CAP      SMALL CAP       DELAWARE        BOND
                                                   VALUE          GROWTH          TREND       DEBENTURE
                                                 PORTFOLIO      PORTFOLIO      PORTFOLIO*     PORTFOLIO
                                               ------------- --------------- -------------- ------------
INVESTMENT INCOME:
 Dividends ...................................  $  888,001    $     71,505     $   16,638    $   8,479
 Interest ....................................      10,283           8,334          6,206      130,874
 Less: Foreign taxes withheld ................        (357)             --           (118)          --
                                                ----------    ------------     ----------    ---------
Total income .................................     897,927          79,839         22,726      139,353
                                                ----------    ------------     ----------    ---------
EXPENSES:
Investment advisory fees .....................     244,945         217,487         28,630       15,872
Administrative services ......................      79,374          66,340         10,766       18,539
Professional fees ............................      21,380          18,923          5,512        9,836
Custodian fees ...............................       6,668           7,774          1,992        2,908
Transfer agent fees ..........................      14,861          11,369          1,659        4,959
Printing and shareholder reports .............       5,688           4,181          3,638          833
Offering expenses ............................      12,176          12,176            547        1,218
Trustees' fees and expenses ..................       6,119           4,752            277          297
Other ........................................       4,684           4,846             45          674
                                                ----------    ------------     ----------    ---------
 Total expenses ..............................     395,895         347,848         53,066       55,136
                                                ----------    ------------     ----------    ---------
 Less: Advisory fee waivers and
   reimbursements, if any ....................     (64,333)        (61,316)       (14,284)     (33,281)
 Less: Reductions from directed
   brokerage agreements, if any ..............     (26,381)         (5,978)            --           --
                                                ----------    ------------     ----------    ---------
 Net expenses ................................     305,181         280,554         38,782       21,855
                                                ----------    ------------     ----------    ---------
Net investment income (loss) .................     592,746        (200,715)       (16,056)     117,498
                                                ----------    ------------     ----------    ---------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net .....     (35,213)     (1,389,763)        51,255       34,554
Change in unrealized appreciation
 (depreciation) on investments--net ..........   4,508,252       7,196,649      1,372,448      247,608
                                                ----------    ------------     ----------    ---------
Total realized and unrealized gain on
 investments--net ............................   4,473,039       5,806,886      1,423,703      282,162
                                                ----------    ------------     ----------    ---------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS .............................  $5,065,785    $  5,606,171     $1,407,647    $ 399,660
                                                ==========    ============     ==========    =========

----------------

* For the period May 1, 2003 (commencement of investment operations) to June 30, 2003.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                               ROSZEL/
                                                                             ROSZEL/LORD        PIMCO
                                                                                ABBETT       CCM CAPITAL
                                                                              AFFILIATED    APPRECIATION
                                                                              PORTFOLIO       PORTFOLIO
                                                                           --------------- --------------
                                                                             MAY 1, 2003*   MAY 1, 2003*
                                                                                  TO             TO
                                                                            JUNE 30, 2003   JUNE 30, 2003
                                                                             (UNAUDITED)     (UNAUDITED)
                                                                           --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net ............................................   $    1,367     $    (8,710)
Realized gain on investments--net ........................................          572           7,867
Change in unrealized appreciation (depreciation) on
 investments--net ........................................................       71,554       1,173,103
                                                                             ----------     -----------
Net increase in net assets resulting from operations .....................       73,493       1,172,260
                                                                             ----------     -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold ..............................................................    3,362,247      27,346,408
Shares redeemed ..........................................................     (116,651)       (294,073)
                                                                             ----------     -----------
Net increase in net assets derived from capital share transactions .......    3,245,596      27,052,335
                                                                             ----------     -----------
NET ASSETS:
Total increase in net assets .............................................    3,319,089      28,224,595
Beginning of period ......................................................      100,000         200,000
                                                                             ----------     -----------
End of period ............................................................   $3,419,089     $28,424,595
                                                                             ==========     ===========
Net Assets include undistributed investment income (loss)--net  ..........   $    1,367     $    (8,710)
                                                                             ==========     ===========
SHARE TRANSACTIONS:
Shares sold ..............................................................      326,595       2,705,536
Shares redeemed ..........................................................      (10,944)        (28,248)
                                                                             ----------     -----------
NET INCREASE IN SHARES OUTSTANDING .......................................      315,651       2,677,288
                                                                             ==========     ===========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                         ROSZEL/LORD                   ROSZEL/SELIGMAN
                                                       ABBETT MID CAP                   MID CAP GROWTH
                                                       VALUE PORTFOLIO                    PORTFOLIO
                                              --------------------------------- ------------------------------
                                                 SIX MONTHS                        SIX MONTHS
                                                    ENDED        JULY 1, 2002*       ENDED       JULY 1, 2002*
                                                  JUNE 30,            TO            JUNE 30,          TO
                                                    2003         DECEMBER 31,         2003       DECEMBER 31,
                                                 (UNAUDITED)         2002         (UNAUDITED)        2002
                                              ---------------- ---------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net ...............   $    427,327     $    402,596     $   (52,963)  $   (21,008)
Realized gain (loss) on
 investments--net ...........................      1,757,497         (434,109)         21,486      (897,317)
Change in unrealized appreciation
 (depreciation) on investments--net .........      5,116,797         (596,404)      1,520,639       139,989
                                                ------------     ------------     -----------   ------------
Net increase (decrease) in net assets
 resulting from operations ..................      7,301,621         (627,917)      1,489,162      (778,336)
                                                ------------     ------------     -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................       (382,840)              --              --            --
                                                ------------     ------------     -----------   ------------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................     17,028,879      115,595,679       3,906,539    16,913,411
Shares redeemed .............................     (3,963,671)      (9,165,626)       (778,363)   (2,043,957)
                                                ------------     ------------     -----------   ------------
Net increase in net assets derived from
 capital share transactions .................     13,065,208      106,430,053       3,128,176    14,869,454
                                                ------------     ------------     -----------   ------------
NET ASSETS:
Total increase in net assets ................     19,983,989      105,802,136       4,617,338    14,091,118
Beginning of period .........................    105,902,136          100,000      14,191,118       100,000
                                                ------------     ------------     -----------   ------------
End of period ...............................   $125,886,125     $105,902,136     $18,808,456   $14,191,118
                                                ============     ============     ===========   ============
Net Assets include undistributed
 investment income (loss)--net  .............   $    448,307     $    403,820     $   (55,809)  $    (2,846)
                                                ============     ============     ===========   ============
SHARE TRANSACTIONS:
Shares sold .................................      1,964,899       12,733,503         403,732     1,757,806
Shares redeemed .............................       (462,940)      (1,022,660)        (84,903)     (222,228)
                                                ------------     ------------     -----------   ------------
NET INCREASE IN SHARES OUTSTANDING ..........      1,501,959       11,710,843         318,829     1,535,578
                                                ============     ============     ===========   ============

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                        ROSZEL/PIMCO                  ROSZEL/JP MORGAN
                                                      SMALL CAP VALUE                    SMALL CAP
                                                         PORTFOLIO                    GROWTH PORTFOLIO
                                              -------------------------------- ------------------------------
                                                 SIX MONTHS                       SIX MONTHS
                                                    ENDED       JULY 1, 2002*       ENDED       JULY 1, 2002*
                                                  JUNE 30,            TO           JUNE 30,          TO
                                                    2003         DECEMBER 31,        2003       DECEMBER 31,
                                                 (UNAUDITED)         2002        (UNAUDITED)        2002
                                              ---------------- --------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net ...............  $     592,746    $    312,374    $   (200,715)  $  (140,641)
Realized gain (loss) on
 investments--net ...........................        (35,213)         15,906      (1,389,763)   (2,470,449)
Change in unrealized appreciation
 (depreciation) on investments--net .........      4,508,252         635,468       7,196,649      (744,550)
                                               -------------    ------------    ------------   ------------
Net increase (decrease) in net assets
 resulting from operations ..................      5,065,785         963,748       5,606,171    (3,355,640)
                                               -------------    ------------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net ......................             --        (348,783)             --            --
Realized gain--net ..........................        (52,501)             --              --            --
                                               -------------    ------------    ------------   ------------
Total distributions .........................        (52,501)       (348,783)             --
                                               -------------    ------------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Shares sold .................................      9,369,229      60,583,485       4,336,219    53,411,138
Shares issued on reinvestment of
 distributions ..............................             --         348,783              --            --
Shares redeemed .............................    (14,838,611)     (1,353,591)     (1,284,721)   (6,572,043)
                                               -------------    ------------    ------------   ------------
Net increase (decrease) in net assets
 derived from capital share
 transactions ...............................     (5,469,382)     59,578,677       3,051,498    46,839,095
                                               -------------    ------------    ------------   ------------
NET ASSETS:
Total increase (decrease) in net assets .....       (456,098)     60,193,642       8,657,669    43,483,455
Beginning of period .........................     61,193,642       1,000,000      44,483,455     1,000,000
                                               -------------    ------------    ------------   ------------
End of period ...............................  $  60,737,544    $ 61,193,642    $ 53,141,124   $44,483,455
                                               =============    ============    ============   ============
Net Assets include undistributed
 investment income (loss)--net  .............  $     568,580    $    (24,166)   $   (229,177)  $   (28,462)
                                               =============    ============    ============   ============
SHARE TRANSACTIONS:
Shares sold .................................        985,963       6,567,432         498,000     5,905,714
Shares issued on reinvestment of
 distributions ..............................             --          37,463              --            --
Shares redeemed .............................     (1,651,953)       (148,408)       (149,972)     (770,922)
                                               -------------    ------------    ------------   ------------
NET INCREASE (DECREASE) IN SHARES
 OUTSTANDING ................................       (665,990)      6,456,487         348,028     5,134,792
                                               =============    ============    ============   ============

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
--------------------------------------------------------------------------------


                                                              ROSZEL/               ROSZEL/LORD
                                                              DELAWARE              ABBETT BOND
                                                          TREND PORTFOLIO       DEBENTURE PORTFOLIO
                                                         ----------------- ------------------------------
                                                            MAY 1, 2003*      SIX MONTHS    JULY 1, 2002*
                                                                 TO             ENDED            TO
                                                           JUNE 30, 2003    JUNE 30, 2003   DECEMBER 31,
                                                            (UNAUDITED)      (UNAUDITED)        2002
                                                         ----------------- --------------- --------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net ..........................    $   (16,056)     $  117,498      $   20,372
Realized gain on investments--net ......................         51,255          34,554           6,998
Change in unrealized appreciation (depreciation)
 on investments--net ...................................      1,372,448         247,608          25,695
                                                            -----------      ----------      ----------
Net increase in net assets resulting from
 operations ............................................      1,407,647         399,660          53,065
                                                            -----------      ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net .................................             --        (119,710)        (19,674)
Realized gain--net .....................................             --          (6,940)             --
                                                            -----------      ----------      ----------
Total distributions ....................................             --        (126,650)
                                                            -----------      ----------      ----------
CAPITAL SHARE TRANSACTIONS:
Shares sold ............................................     21,838,520       4,992,893       1,811,730
Shares issued on reinvestment of distributions .........             --          91,191          19,674
Shares redeemed ........................................       (254,508)       (361,129)       (238,755)
                                                            -----------      ----------      ----------
Net increase in net assets derived from capital
 share transactions ....................................     21,584,012       4,722,955       1,592,649
                                                            -----------      ----------      ----------
NET ASSETS:
Total increase in net assets ...........................     22,991,659       4,995,965       1,626,040
Beginning of period ....................................        100,000       1,726,040         100,000
                                                            -----------      ----------      ----------
End of period ..........................................    $23,091,659      $6,722,005      $1,726,040
                                                            ===========      ==========      ==========
Net Assets include undistributed investment
 income (loss)--net  ...................................    $   (16,056)     $     (232)     $    1,980
                                                            ===========      ==========      ==========
SHARE TRANSACTIONS:
Shares sold ............................................      2,180,401         466,601         177,893
Shares issued on reinvestment of distributions .........             --           8,528           1,914
Shares redeemed ........................................        (24,771)        (34,379)        (23,477)
                                                            -----------      ----------      ----------
NET INCREASE IN SHARES OUTSTANDING .....................      2,155,630         440,750         156,330
                                                            ===========      ==========      ==========

----------

*    Commencement of investment operations.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                                    ROSZEL/LORD ABBETT       ROSZEL/PIMCO CCM
                                                                        AFFILIATED         CAPITAL APPRECIATION
                                                                         PORTFOLIO              PORTFOLIO
                                                                   --------------------   ---------------------
                                                                          MAY 1,                  MAY 1,
                                                                         2003* TO                2003* TO
                                                                       JUNE 30, 2003          JUNE 30, 2003
                                                                        (UNAUDITED)            (UNAUDITED)
                                                                   --------------------   ---------------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................          $ 10.00                 $ 10.00
                                                                          -------                 -------
Investment income (loss)--net (a) ..............................             0.01                   (0.00)+
Realized and unrealized gain on
 investments--net (a) ..........................................             0.49                    0.54
                                                                          -------                 -------
Total from investment operations ...............................             0.50                    0.54
                                                                          -------                 -------
Net asset value, end of period .................................          $ 10.50                 $ 10.54
                                                                          =======                 =======
TOTAL INVESTMENT RETURN (b)(c) .................................             5.00 %                  5.40 %
                                                                          =======                 =======
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .........................             4.91 %                  1.46 %
Expenses net of waivers and reimbursements, if any (f) .........             1.10 %                  1.10 %
Expenses net of all reductions (g) .............................             1.10 %                  1.10 %
Investment loss--net before ....................................
 expense reductions (e) ........................................            (3.40)%                 (0.57)%
Investment income (loss)--net of waivers and
 reimbursements, if any (f) ....................................             0.41 %                 (0.21)%
Investment income (loss)--net of all reductions (g) ............             0.41 %                 (0.21)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......................           $3,419                 $28,425
                                                                          =======                 =======
Portfolio turnover rate ........................................                1 %                    28 %
                                                                          =======                 =======


                                                                       ROSZEL/LORD ABBETT              ROSZEL/SELIGMAN
                                                                         MID CAP VALUE                 MID CAP GROWTH
                                                                           PORTFOLIO                      PORTFOLIO
                                                                 ------------------------------ -----------------------------
                                                                    SIX MONTHS       JULY 1,       SIX MONTHS      JULY 1,
                                                                      ENDED         2002* TO         ENDED         2002* TO
                                                                  JUNE 30, 2003   DECEMBER 31,   JUNE 30, 2003   DECEMBER 31,
                                                                   (UNAUDITED)        2002        (UNAUDITED)        2002
                                                                 --------------- -------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................    $  9.04         $ 10.00       $  9.18         $ 10.00
                                                                    -------         --------      -------         -------
Investment income (loss)--net (a) ..............................       0.03            0.05         (0.03)          (0.02)
Realized and unrealized gain (loss) on
 investments--net (a) ..........................................       0.48           (1.01)         0.94           (0.80)
                                                                    -------         --------      -------         -------
Total from investment operations ...............................       0.51           (0.96)         0.91           (0.82)
                                                                    -------         --------      -------         -------
Distributions to shareholders from:
 Investment income--net ........................................      (0.03)             --            --              --
                                                                    --------        --------      -------         -------
Net asset value, end of period .................................    $  9.52         $  9.04       $ 10.09         $  9.18
                                                                    ========        ========      =======         =======
TOTAL INVESTMENT RETURN (b)(c) .................................       5.63%          (9.60)%        9.91 %         (8.20)%
                                                                    ========        ========    ============     ========
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .........................       1.27%           1.53 %        1.63 %          2.29 %
Expenses net of waivers and reimbursements, if any (f) .........       1.15%           1.15 %        1.15 %          1.15 %
Expenses net of all reductions (g) .............................       1.14%           0.99 %        1.12 %          0.93 %
Investment income (loss)--net before ...........................
 expense reductions (e) ........................................       0.66%           0.61 %       (1.20)%         (1.75)%
Investment income (loss)--net of waivers and
 reimbursements, if any (f) ....................................       0.78%           0.99 %       (0.72)%         (0.61)%
Investment income (loss)--net of all reductions (g) ............       0.79%           1.15 %       (0.69)%         (0.39)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......................   $125,886        $105,902       $18,808         $14,191
                                                                   ========     ===========    ==========       =========
Portfolio turnover rate ........................................         10%             15 %          67 %            60 %
                                                                   ========     ===========    ==========       =========


See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                                          ROSZEL/PIMCO                ROSZEL/JP MORGAN
                                                                        SMALL CAP VALUE               SMALL CAP GROWTH
                                                                           PORTFOLIO                      PORTFOLIO
                                                                 ------------------------------ -----------------------------
                                                                    SIX MONTHS       JULY 1,       SIX MONTHS      JULY 1,
                                                                      ENDED         2002* TO         ENDED         2002* TO
                                                                  JUNE 30, 2003   DECEMBER 31,   JUNE 30, 2003   DECEMBER 31,
                                                                   (UNAUDITED)        2002        (UNAUDITED)        2002
                                                                 --------------- -------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...........................     $  9.33       $ 10.00         $  8.50        $ 10.00
                                                                     -------       -------         -------        -------
Investment income (loss)--net (a) ..............................        0.10          0.09           (0.04)         (0.03)
Realized and unrealized gain (loss) on
 investments--net (a) ..........................................        0.89         (0.70)           1.06          (1.47)
                                                                     -------       -------         -------        -------
Total from investment operations ...............................        0.99         (0.61)           1.02          (1.50)
                                                                     -------       -------         -------        -------
Distributions to shareholders from:
 Investment income--net ........................................          --         (0.06)             --             --
 Realized gain--net ............................................       (0.01)           --              --             --
                                                                     -------       -------         -------        -------
Total distributions ............................................       (0.01)        (0.06)             --             --
                                                                     -------       -------         -------        -------
Net asset value, end of period .................................     $ 10.31       $  9.33         $  9.52        $  8.50
                                                                     =======       =======         =======        =======
TOTAL INVESTMENT RETURN (b)(c) .................................       10.60%        (6.10)%         12.00 %       (15.00)%
                                                                     =======      ========         =======        =======
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .........................        1.37%         1.99 %         1.52 %          2.02 %
Expenses net of waivers and reimbursements, if any (f) .........        1.15%         1.15 %         1.25 %          1.25 %
Expenses net of all reductions (g) .............................        1.06%         1.14 %         1.22 %          1.25 %
Investment income (loss)--net before ...........................
 expense reductions (e) ........................................        1.74%         1.13 %        (1.17)%         (1.55)%
Investment income (loss)--net of waivers and
 reimbursements, if any (f) ....................................        1.96%         1.97 %        (0.90)%         (0.78)%
Investment income (loss)--net of all reductions (g) ............        2.05%         1.98 %        (0.87)%         (0.78)%
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......................     $60,738       $61,194        $53,141         $44,483
                                                                     =======     =========        =======         =======
Portfolio turnover rate ........................................          33%            9 %           22 %            34 %
                                                                     =======     =========        =======         =======


                                                                 ROSZEL/DELAWARE       ROSZEL/LORD ABBETT
                                                                      TREND              BOND DEBENTURE
                                                                    PORTFOLIO               PORTFOLIO
                                                                ----------------- -----------------------------
                                                                      MAY 1,         SIX MONTHS      JULY 1,
                                                                     2003* TO          ENDED         2002* TO
                                                                  JUNE 30, 2003    JUNE 30, 2003   DECEMBER 31,
                                                                   (UNAUDITED)      (UNAUDITED)        2002
                                                                ----------------- --------------- -------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE: ...............................
Net asset value, beginning of period ...........................   $ 10.00            $ 10.38       $ 10.00
                                                                   -------            -------       -------
Investment income (loss)--net (a) ..............................     (0.01)              0.32          0.27
Realized and unrealized gain on
 investments--net (a) ..........................................      0.67               0.68          0.30
                                                                   -------            -------       -------
Total from investment operations ...............................      0.66               1.00          0.57
                                                                   -------            -------       -------
Distributions to shareholders from:
 Investment income--net ........................................        --              (0.30)        (0.19)
 Realized gain--net ............................................        --              (0.01)           --
                                                                   -------            --------      -------
Total distributions ............................................        --              (0.31)        (0.19)
                                                                   -------            --------      -------
Net asset value, end of period .................................   $ 10.66            $ 11.07       $ 10.38
                                                                   =======            ========      =======
TOTAL INVESTMENT RETURN (b)(c) .................................      6.60 %             9.72%         5.74 %
                                                                   =======            ========      =======
RATIOS TO AVERAGE NET ASSETS (d):
Expenses before expense reductions (e) .........................      1.57 %             2.78%        13.76 %
Expenses net of waivers and reimbursements, if any (f) .........      1.15 %             1.10%         1.10 %
Expenses net of all reductions (g) .............................      1.15 %             1.10%         1.10 %
Investment income (loss)--net before expense
 reductions (e) ................................................     (0.90)%             4.24%        (7.40)%
Investment income (loss)--net of waivers and
 reimbursements, if any (f) ....................................     (0.48)%             5.92%         5.26 %
Investment income (loss)--net of all reductions (g) ............     (0.48)%             5.92%         5.26 %
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands) .......................   $23,092            $ 6,722        $1,726
                                                                   =======            ========      =======
Portfolio turnover rate ........................................         7 %               26%           22 %
                                                                   ========           ========      =======



See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS (CONCLUDED)
--------------------------------------------------------------------------------

NOTES TO FINANCIAL HIGHLIGHTS:

*    Commencement of investment operations.

+    Per share amount is less than $0.01.

(a)  Based on average shares outstanding.

(b) Total return is based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for the Portfolio at net asset value on the ex-dividend date. Total return shown includes the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and directed brokerage agreements. Total return would have been lower without expense reductions. Insurance company separate account related fees and expenses are not reflected in this return. Such fees and expenses would reduce the overall returns shown. Total return and principal value will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

(c)  Not annualized.

(d)  Annualized.

(e) Does not include advisory waivers, expense reimbursements or expense reductions from directed brokerage agreements.

(f) Includes advisory waivers and expense reimbursements and excludes expense reductions from directed brokerage agreements, if any.

(g) Includes advisory waivers, expense reimbursements and expense reductions from directed brokerage agreements, if any.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

     MLIG Variable Insurance Trust (the "Trust") is a business trust organized in the state of Delaware on February 14, 2002. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as an open-end management investment company. The Trust is comprised of twenty-four separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Eight Portfolios are included in this annual report consisting of Roszel/Lord Abbett Affiliated Portfolio, Roszel/PIMCO CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/PIMCO Small Cap Value Portfolio, Roszel/JP Morgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio and Roszel/Lord Abbett Bond Debenture Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")) as funding vehicles for certain variable annuity contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

     (a) Valuation of investments --Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of trustees of the Trust.

     (b) Repurchase agreements --Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

     (c) Foreign currency transactions --Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

     (d) Security transactions and investment income --Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     (e) Expenses --Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

     (f) Dividends and distributions --Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio, intends to distribute at least annually to shareholders substantially all of its net investment income.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.


     (g) Offering costs --Offering costs were capitalized and amortized over twelve months.


     (h) Taxes --Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.


     On December 31, 2002, the following Portfolios had available for Federal income tax purposes unused capital losses, which will expire on December 31, 2010:

-------------------------------------------------------------------
                                                         CAPITAL
                                                           LOSS
PORTFOLIO                                              CARRYFORWARD
-------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap Value Portfolio ..........    $ 90,131
Roszel/Seligman Mid Cap Growth Portfolio ............     624,661
Roszel/JP Morgan Small Cap Growth Portfolio .........     983,986
-------------------------------------------------------------------

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:


     The Trust has entered into a Management Agreement with the Advisor. For the six months ended June 30, 2003, the annual investment advisory fees as a percentage of average daily net assets were as follows:

--------------------------------------------------------------------------
PORTFOLIO                                                     ADVISORY FEE
--------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio* .................        0.80%
Roszel/PIMCO CCM Capital Appreciation Portfolio* .........        0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio ...............        0.85%
Roszel/Seligman Mid Cap Growth Portfolio .................        0.85%
Roszel/PIMCO Small Cap Value Portfolio ...................        0.85%
Roszel/JP Morgan Small Cap Growth Portfolio ..............        0.95%
Roszel/Delaware Trend Portfolio* .........................        0.85%
Roszel/Lord Abbett Bond Debenture Portfolio ..............        0.80%
--------------------------------------------------------------------------

------------

* For the period May 1, 2003 (commencement of investment operations) to June 30, 2003.

MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     For the six months ended June 30, 2003, the following Portfolios placed a portion of its portfolio transactions with brokerage firms which are affiliates of the Advisor:

--------------------------------------------------------------------------------------------------
                                                                                       COMMISSIONS
PORTFOLIO                                                      BROKER                     PAID
--------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio* ................. Merrill Lynch & Co.           $   684
                                                           Citation Financial Group        1,406
Roszel/PIMCO CCM Capital Appreciation Portfolio* ......... Merrill Lynch & Co.            35,467
                                                           Citation Financial Group          375
Roszel/Lord Abbett Mid Cap Value Portfolio ............... Merrill Lynch & Co.             9,777
                                                           Citation Financial Group        6,135
Roszel/Seligman Mid Cap Growth Portfolio ................. Merrill Lynch & Co.            11,432
                                                           Citation Financial Group        1,572
Roszel/PIMCO Small Cap Value Portfolio ................... Merrill Lynch & Co.             4,825
                                                           Citation Financial Group       17,050
Roszel/JP Morgan Small Cap Growth Portfolio .............. Merrill Lynch & Co.             2,313
Roszel/Delaware Trend Portfolio* ......................... Merrill Lynch & Co.               257
                                                           Citation Financial Group        4,286
Roszel/Lord Abbett Bond Debenture Portfolio .............. Merrill Lynch & Co.                19
--------------------------------------------------------------------------------------------------

------------

* For the period May 1, 2003 (commencement of investment operations) to June 30, 2003.


     A portion of the brokerage commissions paid on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

------------------------------------------------------------------
                                                         EXPENSE
PORTFOLIO                                               REDUCTIONS
------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap Value Portfolio . .........   $ 5,253
Roszel/Seligman Mid Cap Growth Portfolio .............     2,204
Roszel/PIMCO Small Cap Value Portfolio ...............    26,381
Roszel/JP Morgan Small Cap Growth Portfolio ..........     5,978
------------------------------------------------------------------

     Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee equal to the greater of an annual rate of 0.05% of each Portfolio's average daily net assets or $10,000 per Portfolio annually.

     The Trust's distributor is Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Advisor.

     Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY and Merrill Lynch Insurance Group, Inc.


3. INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities, of the Portfolios, for the six months ended June 30, 2003 were as follows:

------------------------------------------------------------------------------------------
PORTFOLIO                                                      PURCHASES         SALES
------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio* .................    $ 3,023,914     $    21,013
Roszel/PIMCO CCM Capital Appreciation Portfolio* .........     30,852,461       5,044,244
Roszel/Lord Abbett Mid Cap Value Portfolio ...............     23,196,899      10,549,942
Roszel/Seligman Mid Cap Growth Portfolio .................      9,997,190       9,767,751
Roszel/PIMCO Small Cap Value Portfolio ...................     18,605,781      19,230,535
Roszel/JP Morgan Small Cap Growth Portfolio ..............     11,954,476      10,007,643
Roszel/Delaware Trend Portfolio* .........................     21,216,583         916,430
Roszel/Lord Abbett Bond Debenture Portfolio ..............      5,132,774         952,697
------------------------------------------------------------------------------------------

------------

* For the period May 1, 2003 (commencement of investment operations) to June 30, 2003.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

     As of June 30, 2003, the gross unrealized appreciation (depreciation) on investments based on the aggregate cost of investments for federal income tax purposes was as follows:

------------------------------------------------------------------------------------------------------------------------------
                                                                             GROSS          GROSS
                                                                          UNREALIZED     UNREALIZED              NET
PORTFOLIO                                                     COST       APPRECIATION   DEPRECIATION   UNREALIZED APPRECIATION
------------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio ................  $  3,659,283   $    93,476    $    (21,922)        $   71,554
Roszel/PIMCO CCM Capital Appreciation Portfolio ........    28,060,018     1,598,015        (424,912)         1,173,103
Roszel/Lord Abbett Mid Cap Value Portfolio .............   123,462,241    12,248,887      (7,804,559)         4,444,328
Roszel/Seligman Mid Cap Growth Portfolio ...............    17,161,660     1,941,008        (343,649)         1,597,359
Roszel/PIMCO Small Cap Value Portfolio .................    56,013,465     6,336,068      (1,241,502)         5,094,566
Roszel/JP Morgan Small Cap Growth Portfolio ............    46,832,496     8,002,997      (1,563,865)         6,439,132
Roszel/Delaware Trend Portfolio ........................    22,778,636     1,683,847        (311,399)         1,372,448
Roszel/Lord Abbett Bond Debenture Portfolio ............     6,316,859       298,665         (25,362)           273,303
------------------------------------------------------------------------------------------------------------------------------

4. EXPENSE LIMITATION:

     The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

------------------------------------------------------------------------
                                                              VOLUNTARY
                                                               EXPENSE
PORTFOLIO                                                    LIMITATIONS
------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio .................       1.10%
Roszel/PIMCO CCM Capital Appreciation Portfolio .........       1.10%
Roszel/Lord Abbett Mid Cap Value Portfolio ..............       1.15%
Roszel/Seligman Mid Cap Growth Portfolio ................       1.15%
Roszel/PIMCO Small Cap Value Portfolio ..................       1.15%
Roszel/JP Morgan Small Cap Growth Portfolio .............       1.25%
Roszel/Delaware Trend Portfolio .........................       1.15%
Roszel/Lord Abbett Bond Debenture Portfolio .............       1.10%
------------------------------------------------------------------------

     The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2003 advisory fee waivers and expense reimbursements were as follows:

----------------------------------------------------------------------------------------
                                                              ADVISORY
                                                                FEES         EXPENSE
PORTFOLIO                                                      WAIVED     REIMBURSEMENTS
----------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio* .................    $ 2,673        $10,058
Roszel/PIMCO CCM Capital Appreciation Portfolio* .........     14,592            421
Roszel/Lord Abbett Mid Cap Value Portfolio ...............     62,593             --
Roszel/Seligman Mid Cap Growth Portfolio .................     36,603             --
Roszel/PIMCO Small Cap Value Portfolio ...................     64,333             --
Roszel/JP Morgan Small Cap Growth Portfolio ..............     61,316             --
Roszel/Delaware Trend Portfolio* .........................     13,138          1,146
Roszel/Lord Abbett Bond Debenture Portfolio ..............     15,872         17,409
----------------------------------------------------------------------------------------

------------

* For the period May 1, 2003 (commencement of investment operations) to June 30, 2003.

--------------------------------------------------------------------------------
MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

     In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The total amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years. During the six months ended June 30, 2003, the Advisor received no reimbursement. As of June 30, 2003 the maximum amounts recoverable by the Advisor under the expense limitation agreement through 2006 are as follows:

----------------------------------------------------------------------------------------------------
                                                            AMOUNT ELIGIBLE THROUGH        TOTAL
                                                            -----------------------    ELIGIBLE FOR
PORTFOLIO                                                      2005         2006       REIMBURSEMENT
----------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio .................    $     --     $12,731        $ 12,731
Roszel/PIMCO CCM Capital Appreciation Portfolio .........          --      14,284          14,284
Roszel/Lord Abbett Mid Cap Value Portfolio ..............     133,738      62,592         196,330
Roszel/Seligman Mid Cap Growth Portfolio ................      61,841      36,603          98,444
Roszel/PIMCO Small Cap Value Portfolio ..................     132,673      64,333         197,006
Roszel/JP Morgan Small Cap Growth Portfolio .............     140,466      61,316         201,782
Roszel/Delaware Trend Portfolio .........................          --      15,013          15,013
Roszel/Lord Abbett Bond Debenture Portfolio .............      49,008      33,282          82,290
----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


        TRUSTEES AND OFFICERS                        INVESTMENT MANAGER

        Michael P. Cogswell                          Roszel Advisors, LLC
        Trustee and President                        1300 Merrill Lynch Drive
                                                     Pennington, New Jersey 08534

        Deborah J. Adler
        Trustee                                      INDEPENDENT AUDITORS

                                                     Deloitte & Touche LLP
        Robert M. Bordeman                           200 Berkeley Street
        Independent Trustee                          Boston, Massachusetts 02116-5022


        Theodore P. Manno                            CUSTODIAN
        Independent Trustee
                                                     JPMorgan Chase Bank
                                                     270 Park Avenue
        Kevin J. Tierney                             New York, New York 10017
        Independent Trustee

                                                     ADMINISTRATOR
        J. David Meglen
        Vice-President                               J.P. Morgan Investor Services Co.
                                                     73 Tremont Street
                                                     Boston, Massachusetts 02108-3913
        Jerome J. Davies
        Treasurer and Chief Financial Officer
                                                     TRANSFER AGENT

        Edward W. Diffin, Jr.                        Financial Data Services, Inc.
        Secretary                                    4800 Deer Lake Drive East
                                                     Jacksonville, Florida 32246-6484

        Frances C. Grabish
        Assistant Secretary                          LEGAL COUNSEL

                                                     Sutherland Asbill & Brennan LLP
                                                     1275 Pennsylvania Avenue, N.W.
                                                     Washington, D.C. 20004-2415



     Additional information about the Trust's trustees and officers is available without charge upon request by calling the MLIG Service Center at 1-800-535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

--------------------------------------------------------------------------------

     This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






















MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222


                                                                  #101198RR-0603

Item 2. Code Of Ethics.

Not Applicable.

Item 3. Audit Committee Financial Expert.

Not Applicable.

Item 4. Principal Accountant Fees And Services.

Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not Applicable.

Item 6. [Reserved].

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. [Reserved].

Item 9. Controls And Procedures.

          (a) The registrant's principal executive officer and principal financial officer have concluded that the disclosure controls and procedures (as defined in Rule 30a-2(c) under the 1940 Act) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

          (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

          (a)    Not applicable.

          (b)(1) Certifications required by Rule 30a-2 under the 1940 Act and
                 Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

          (b)(2) Certification required by Rule 30a-2 under the 1940 Act and
                 Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust

By:   /s/  Michael P. Cogswell
      ------------------------
      Michael P. Cogswell
      President

Date: September 5, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Michael P. Cogswell
      -----------------------
      Michael P. Cogswell
      President

Date: September 5, 2003

By:   /s/ Jerome J. Davies
      --------------------
      Jerome J. Davies
      Treasurer and Chief Financial Officer

Date: September 5, 2003